As filed with the Securities and Exchange Commission on July 2, 1999

                                                 Registration No. 333-

-------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM S-3
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933

                          KEYBANK NATIONAL ASSOCIATION
                    (Seller to the Trusts described herein)
             (Exact name of registrant as specified in its Charter)
                     United States                   34-0797057
                    (State or other               (I.R.S. Employer
                    jurisdiction of              Identification No.)
                    Incorporation or
                     Organization)

                                   Key Tower
                               127 Public Square
                             Cleveland, Ohio 44114
                                 (216) 689-6300

    (Address, including zip code, and telephone number, including area code, of principal executive offices)


                            Daniel R. Stolzer, Esq.
              Senior Vice President and Associate General Counsel
                          KeyBank National Association
                                   Key Tower
                               127 Public Square
                             Cleveland, Ohio 44114
                                 (216) 689-6300
 (Name, address, including zip code, and telephone number, including area code, of agent for service)


                                With a copy to:
      Gail G. Watson, Esq.                     Robert C. Wipperman, Esq.
      Brown & Wood LLP                         Stroock & Stroock & Lavan LLP
      One World Trade Center                   180 Maiden Lane
      New York, New York  10048                New York, New York, 10038
      (212) 839-5300                           (212) 806-6000

        Approximate date of commencement of proposed sale to the public:
From time to time on or after the effective date of the registration statement, as determined by market conditions.
         If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please
                          check the following box. |_|

                 If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box. |X|

                 If this Form is filed to register additional securities for an offering pursuant to Rule 462(b), under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|

                 If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|

                 If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. |_|

                                          CALCULATION OF REGISTRATION FEE
          ===================================--------------------------------------------------------------------------------------
                                                                   PROPOSED MAXIMUM        PROPOSED MAXIMUM         AMOUNT OF
                TITLE OF EACH CLASS OF          AMOUNT TO BE        OFFERING PRICE             AGGREGATE           REGISTRATION
              SECURITIES TO BE REGISTERED      REGISTERED(1)         PER UNIT(2)           OFFERING PRICE(2)           FEE
          =========================================================================================================================
          Asset-Backed Securities ...........    $1,000,000          100%                       $1,000,000               $278
          =========================================================================================================================

                 (1) This Registration Statement also relates to market-making transactions that may be made by McDonald Investments Inc., A KeyCorp Company, an affiliate of the Registrant, the volume of which cannot be determined.

                 (2) Estimated for the purpose of calculating the registration fee.


                 This Registration Statement is also being used to register securities that may be sold in market-making transaction by an affiliate of the Registrant. The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus supplement is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.




                   SUBJECT TO COMPLETION, DATED JULY 2, 1999

To Prospectus dated _____________
                           $___________ (approximate)
                       [ ] HOME EQUITY LOAN TRUST 199_-_

           HOME EQUITY LOAN ASSET-BACKED CERTIFICATES, SERIES 199_-_

[                        ]                    KEYBANK NATIONAL ASSOCIATION
     as Master Servicer                                as Seller


THE TRUST

o        will issue [5] classes of senior Class A Certificates

o        will issue a single Residual Certificate

o        will make a REMIC election for federal income tax purposes


THE CERTIFICATES

o represent the entire beneficial interest in a trust, whose assets are a pool of closed-end fixed rate first and second lien mortgage loans

o        currently have no trading market

o        are not guaranteed

o are obligations of the trust only and are not obligations of the seller and master servicer or their affiliates


CREDIT ENHANCEMENT

o will be provided in the form of [overcollateralization] and an irrevocable and unconditional certificate guaranty insurance policy issued by [certificate insurer]

REVIEW THE INFORMATION IN "RISK FACTORS" ON PAGE S-9 AND ON PAGE 2 IN THE PROSPECTUS.

o For complete information about the Class A Certificates, read both this prospectus supplement and the prospectus.
o [____________], the Underwriter, will buy the Class A Certificates from KeyBank National Association at a price equal to ________ of their face value. The Underwriter will sell the Class A Certificates from time to time in negotiated transactions.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE
                                  UNDERWRITER
___________, 199_

                               TABLE OF CONTENTS

                                                                            Page

                             PROSPECTUS SUPPLEMENT

SUMMARY......................................................................S-3
RISK FACTORS.................................................................S-8
THE CERTIFICATE INSURER.....................................................S-12
KEYBANK NATIONAL ASSOCIATION................................................S-12
THE MASTER SERVICER.........................................................S-12
DESCRIPTION OF THE MORTGAGE LOANS...........................................S-13
PREPAYMENT AND YIELD CONSIDERATIONS.........................................S-17
DESCRIPTION OF THE CERTIFICATES.............................................S-22
USE OF PROCEEDS.............................................................S-39
FEDERAL INCOME TAX CONSEQUENCES.............................................S-39
STATE TAXES.................................................................S-41
ERISA CONSIDERATIONS........................................................S-42
LEGAL INVESTMENT CONSIDERATIONS.............................................S-43
UNDERWRITING................................................................S-43
EXPERTS.....................................................................S-43
LEGAL MATTERS...............................................................S-43
RATINGS.....................................................................S-43
INDEX OF DEFINED TERMS......................................................S-45
ANNEX I.....................................................................S-48

                                   PROSPECTUS

RISK FACTORS...................................................................4
THE TRUSTS.....................................................................6
USE OF PROCEEDS...............................................................10
THE LOAN PROGRAM..............................................................11
DESCRIPTION OF THE SECURITIES.................................................13
CREDIT ENHANCEMENT............................................................23
YIELD AND PREPAYMENT CONSIDERATIONS...........................................27
THE AGREEMENTS................................................................29
CERTAIN LEGAL ASPECTS OF THE LOANS............................................40
CERTAIN FEDERAL INCOME TAX CONSEQUENCES.......................................46
STATE TAX CONSIDERATIONS......................................................68
ERISA CONSIDERATIONS..........................................................68
LEGAL INVESTMENT..............................................................72
METHOD OF DISTRIBUTION........................................................73
LEGAL MATTERS.................................................................74
FINANCIAL INFORMATION.........................................................74
RATINGS.......................................................................74
INDEX OF DEFINED TERMS........................................................76

                                    SUMMARY

         This summary highlights selected information from this document and does not contain all of the information that you need to consider in making your investment decision. Please read this entire prospectus supplement and the accompanying prospectus carefully for additional information about the Class A Certificates.

                              HOME EQUITY LOAN ASSET-BACKED CERTIFICATES, SERIES 199_-_

           ------------------------- ------------------ ------------------------- ----------------------

                                                             INITIAL CLASS           LAST SCHEDULED
           CLASS                     CERTIFICATE RATE    PRINCIPAL BALANCE (1)    DISTRIBUTION DATE(2)
           -----                     ----------------    ------------------                    -------
           ------------------------- ------------------ ------------------------- ----------------------
           Class A-1                         %          $                                   -
           ------------------------- ------------------ ------------------------- ----------------------
           ------------------------- ------------------ ------------------------- ----------------------
           Class A-2                         %          $                                   -
           ------------------------- ------------------ ------------------------- ----------------------
           ------------------------- ------------------ ------------------------- ----------------------
           Class A-3                         %          $                                   -
           ------------------------- ------------------ ------------------------- ----------------------
           ------------------------- ------------------ ------------------------- ----------------------
           Class A-4                         %          $                                   -
           ------------------------- ------------------ ------------------------- ----------------------
           ------------------------- ------------------ ------------------------- ----------------------
           Class A-5                         %          $                                   -
           ------------------------- ------------------ ------------------------- ----------------------
           ------------------------- ------------------ ------------------------- ----------------------
           Class R                          N/A         $0                                  -
           ------------------------- ------------------ ------------------------- ----------------------

         (1)  This amount is subject to a variance of 5%.
         (2) We expect the actual last distribution date for each Class A Certificate to be significantly earlier than its last scheduled distribution date.
         (3) The Class R Certificates are not offered pursuant to this prospectus supplement and prospectus.

THE SELLER

     o   KeyBank National Association.

     o KeyBank National Association maintains its principal office at 127 Public Square, Cleveland, Ohio 44114. Its telephone number is (212) 689-6300.

WE REFER YOU TO "KEYBANK NATIONAL ASSOCIATION" IN THIS PROSPECTUS SUPPLEMENT FOR ADDITIONAL INFORMATION.

THE MASTER SERVICER

     o   [           ].

     o   [          ] maintains its principal office at [      ]. Its telephone
         number is [       ].

     o The master servicer will receive a monthly fee from the interest payments on the mortgage loans equal to __% per annum on the principal balance of each mortgage loan.

WE REFER YOU TO "THE MASTER SERVICER" IN THIS PROSPECTUS SUPPLEMENT FOR ADDITIONAL INFORMATION.



TRUST FUND

     o   [  ] Home Equity Loan Trust 199_-_.

TRUSTEE

     o    [____________________________]

CERTIFICATE INSURER

     o   [__________________].

WE REFER YOU TO "THE CERTIFICATE INSURER" IN THIS PROSPECTUS SUPPLEMENT FOR ADDITIONAL INFORMATION.

CUT-OFF DATE

     o   ____________, 199_.

CLOSING DATE

     o   ________________, 199_.

DISTRIBUTION DATE

     o The 25th day of each month, or if such day is not a business day, the next business day. The first distribution date is ___________ 199_.

DUE PERIOD

     o The calendar month immediately preceding a determination date or a distribution date, as applicable.

DESIGNATIONS

     o   OFFERED CERTIFICATES - The Class A Certificates.

     o   NON-OFFERED CERTIFICATES - The Class R Certificates.

     o REGULAR CERTIFICATES - All classes of certificates other than the Class R Certificates.

     o   RESIDUAL CERTIFICATES - The Class R Certificates.

     o CLASS A CERTIFICATES - Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Certificates.


REGISTRATION OF CLASS A CERTIFICATES

     We will issue the Class A Certificates in book-entry form. You will hold your interests either through a depository in the United States or through one of two depositories in Europe. While the certificates are book-entry, they will be registered in the name of the applicable depository, or in the name of the depository's nominee.

     WE REFER YOU TO "RISK FACTORS--CONSEQUENCES ON LIQUIDITY AND PAYMENT DELAY BECAUSE OF OWING BOOK-ENTRy CERTIFICATES", "DESCRIPTION OF THE CERTIFICATES--BOOK-ENTRY CERTIFICATES" AND "ANNEX I" IN THIS PROSPECTUs SUPPLEMENT FOR ADDITIONAL INFORMATION.

TRUST FUND PROPERTY

   The trust fund property is held by the trustee for the benefit of the certificateholders. The trust fund property includes:

     o a pool of closed-end fixed mortgage loans, secured by first and second deeds of trust or mortgages on one- to four-family residential properties;
     o   payments on the mortgage loans received on and after the cut-off date;
     o property that secured a mortgage loan which has been acquired by foreclosure or deed in lieu of foreclosure;
     o rights under any hazard insurance policies covering the mortgaged properties; and
     o amounts on deposit in certain accounts described in this prospectus supplement.
     o   the certificate of insurance policy issued by [insurer]

THE MORTGAGE LOANS

   On the closing date, the trust fund will acquire a pool of fixed rate home equity loans, or "mortgage loans" with an aggregate principal balance as of the cut-off date of $____________.

   The mortgage loans will have the following characteristics as of the cut-off date:

     o   number of mortgage loans: _______
     o   aggregate principal balance: $___________
     o   mortgaged property location: __ states and the District of Columbia
     o   average principal balance: $___________
     o   maximum principal balance: $___________
     o   interest rates range: _____% to ____%
     o   weighted average interest rate: _________% (approximate)
     o weighted average remaining term to stated maturity, based on principal balance: ___ months (approximate)
     o   term to stated maturity range: __ months to 360 months
     o   combined loan-to-value ratio range: ____% to _____% (approximate)
     o balloon loans - loans with amortization schedules that don't fully amortize by their maturity date: _____% (approximate)

WE REFER YOU TO "DESCRIPTION OF THE MORTGAGE LOANS" IN THIS PROSPECTUS SUPPLEMENT FOR ADDITIONAL INFORMATION.

MONTHLY ADVANCES


     If the master servicer reasonably believes that cash advances can be recovered from future payments or collections on the mortgage loans, the master servicer will make cash advances to the trust fund to cover delinquent mortgage loan payments in respect of interest. The master servicer will make advances only to maintain a regular flow of scheduled interest and principal payments on the certificates, not to guarantee or insure against losses.

     WE REFER YOU TO "DESCRIPTION OF THE CERTIFICATES--MONTHLY ADVANCES" IN THIS PROSPECTUS SUPPLEMENT FOr ADDITIONAL INFORMATION.

THE CERTIFICATES


1.  General

     o   Each month the trustee will calculate the amount you are owed.
     o If you hold a certificate on the last day of a calendar month, you will be entitled to receive payments on the distribution date in the next month.

WE refer YOU TO "DESCRIPTION OF THE CERTIFICATES" IN THIS PROSPECTUS SUPPLEMENT FOR ADDITIONAL INFORMATION.

2.  Interest Distributions

     o Interest accrues on the certificates from the first day of a calendar month through the last day of that calendar month.

     On each distribution date, you will be entitled to the following:

     o Interest at the related certificate rate that accrued during the related interest period; and

     o any interest that was due on a prior distribution date and not paid. In addition, interest will have accrued on the amount of interest which was previously due and not paid.


     WE REFER YOU TO "DESCRIPTION OF THE CERTIFICATES--INTEREST" IN THIS PROSPECTUS SUPPLEMENT FOR ADDITIONAl INFORMATION.


3.  Principal Distributions

     o Principal distributions are payable on each distribution date. However, no class of certificates will receive a principal distribution until the other classes with a lower numerical class designation are paid in full.

     o Shortfalls in available funds may result in a class receiving less than what is due.

     o The calculation of the amount a class is entitled to receive on each distribution date and the priority of principal distributions among the certificates is described in this prospectus supplement under "DESCRIPTION OF THE CERTIFICATES --Principal."


     WE REFER YOU TO "DESCRIPTION OF THE CERTIFICATES--PRINCIPAL" IN THIS PROSPECTUS SUPPLEMENT FOR ADDITIONAl INFORMATION.

CREDIT ENHANCEMENTS

1. THE CERTIFICATE INSURANCE POLICY: The Certificate Insurance Policy guarantees the payment of:

     o   accrued and unpaid interest on the Class A Certificates;

     o principal losses on the mortgage loans in excess of overcollateralization; and

     o any principal amounts owed to the certificateholders on the last scheduled distribution date.

     WE REFER YOU TO "THE CERTIFICATE INSURER" IN THIS PROSPECTUS SUPPLEMENT FOR ADDITIONAL INFORMATION.

2. OVERCOLLATERALIZATION: On the closing date the aggregate principal balance of the mortgage loans will equal the aggregate principal balance of the certificates. The interest payments on the mortgage loans are expected to exceed the amount of interest due and payable on the certificates. This excess will be applied as principal payments to the Class of Class A Certificates then entitled to principal on that distribution date. This will result in a limited acceleration of principal payments on the certificates relative to the amortization of the related mortgage loans, thereby creating overcollateralization for the Class A Certificates. Once the required level of overcollateralization is reached, the application of the excess interest payments will stop, until it is again needed to maintain the required level of overcollateralization.

     The level of required overcollateralization will increase and decrease over time. For example, an increase in the required level of overcollateralization will result if the delinquency or default experience on the mortgage loans exceeds certain set levels. In that event, amortization of the Class A Certificates would be accelerated until the level of overcollateralization reaches its required level.

     WE REFER YOU TO "DESCRIPTION OF THE CERTIFICATES--OVERCOLLATERALIZATION" IN THIS PROSPECTUS SUPPLEMENT FOR ADDITIONAL INFORMATION.


PRE-FUNDING ACCOUNT

     On the closing date, the trustee shall deposit $_______________ in the pre-funding account. The trust will use the amounts on deposit in the pre-funding account to acquire additional mortgage loans from the seller. The trustee may only acquire such additional mortgage loans until
     _________________.

     If any amounts are left in the pre-funding account on ___________________, holders of the certificates will receive amounts left in the pre-funding account on the next distribution date as payment of principal.

     WE REFER YOU TO "DESCRIPTION OF THE CERTIFICATES--PRE-FUNDING ACCOUNT" IN THIS PROSPECTUS SUPPLEMENT FOr ADDITIONAL INFORMATION.

CAPITALIZED INTEREST ACCOUNT

     On the closing date, the trustee shall deposit $_______________ in the capitalized interest account. The trust will use the amounts on deposit in the capitalized interest accounts to cover interest shortfalls on the certificates expected to occur prior to the trust's purchase of the additional mortgage loans. Until the trust purchases the additional mortgage loans or prepays the certificates, interest payments on the loans will not cover the amount of interest due on the certificates.

     Any amounts left in the capitalized interest account after _______________ will be paid to KeyBank.

     WE REFER YOU TO "DESCRIPTION OF THE CERTIFICATES--CAPITALIZED INTEREST ACCOUNT" IN THIS PROSPECTUS SUPPLEMENt FOR ADDITIONAL INFORMATION.


OPTIONAL TERMINATION

     If the total pool principal balance declines below __% of the total pool principal balance as of the cut-off date, then the seller may purchase all of the mortgage loans and the related properties in the trust fund. If the seller purchases all of the mortgage loans, you will receive a final distribution and the trust fund will be terminated.


     WE REFER YOU TO "DESCRIPTION OF THE CERTIFICATES--TERMINATION; PURCHASE OF THE MORTGAGE LOANS" IN THIs PROSPECTUS SUPPLEMENT FOR MORE DETAIL.

FEDERAL TAX CONSIDERATIONS

For federal income tax purposes:

     o An election will be made to treat the trust fund as a "real estate mortgage investment conduit" or REMIC

     o The Class A Certificates will be "regular interests" in the REMIC and will be treated as debt instruments of the REMIC

     o The Class R Certificates will represent the beneficial ownership of the sole class of "residual interest" in the REMIC.


     WE REFER YOU TO "CERTAIN FEDERAL INCOME TAX CONSIDERATIONS" IN THIS PROSPECTUS SUPPLEMENT AND IN THIS PROSPECTUS FOR ADDITIONAL INFORMATION.

ERISA CONSIDERATIONS


     The fiduciary responsibility provisions of the Employee Retirement Income Security Act of 1974, or ERISA, can limit investments by certain pension and other employee benefit plans. For example, the acquisition of certificates by certain plans may be considered a "prohibited transaction" under ERISA. Certain exemptions from the prohibited transaction rules could be applicable to the acquisition of the Class A Certificates. If you are a fiduciary of a pension or other employee benefit plan which is subject to ERISA, you should consult with your counsel regarding the applicability of the provisions of ERISA and the tax code before purchasing a Class A Certificate.

     WE REFER YOU TO "ERISA CONSIDERATIONS" IN THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS FOR ADDITIONAL INFORMATION.

LEGAL INVESTMENT CONSIDERATIONS


     The Secondary Mortgage Market Enhancement Act of 1984 defines "mortgage related securities" to include only first mortgages, and not second mortgages. Because the pool of mortgage loans owned by the trust fund includes second mortgage loans, the certificates will not be "mortgage related securities" under that definition. Some institutions may be limited in their legal investment authority to only first mortgages or "mortgage related securities" and will be unable to invest in the Class A Certificates.


     WE REFER YOU TO "LEGAL INVESTMENT CONSIDERATIONS" IN THIS PROSPECTUS SUPPLEMENT AND "LEGAL INVESTMENT" IN THE PROSPECTUS FOR ADDITIONAL INFORMATION.

CERTIFICATE RATING


     The Trust Fund will not issue the Class A Certificates unless they receive the following ratings:

     ___ by _________________
     ___ by _________________



     A rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal by either rating agency.

     WE REFER YOU TO "RATINGS" AND "RISK FACTORS--RATING OF THE SECURITIES" IN THE PROSPECTUS FOR ADDITIONAl INFORMATION.

                                 -RISK FACTORS

         YOU SHOULD CAREFULLY CONSIDER THE FOLLOWING RISK FACTORS PRIOR TO ANY PURCHASE OF CERTIFICATES. YOU SHOULD ALSO CAREFULLY CONSIDER THE INFORMATION SET FORTH UNDER "RISK FACTORS" IN THE PROSPECTUS.

CONSEQUENCES ON LIQUIDITY AND PAYMENT DELAY BECAUSE OF OWNING BOOK-ENTRY CERTIFICATES

          o LIMIT ON LIQUIDITY OF CERTIFICATES. Issuance of certificates in book-entry form may reduce the liquidity of such certificates in the secondary trading market since investors may be unwilling to purchase certificates for which they cannot obtain physical certificates.

          o LIMIT ON ABILITY TO TRANSFER OR PLEDGE. Since transactions in the book-entry certificates can be effected only through DTC, participating organizations, indirect participants and certain banks, your ability to transfer or pledge a book-entry certificate to persons or entities that do not participate in the DTC system or otherwise to take actions in respect of such certificates, may be limited due to lack of a physical certificate representing the book-entry certificates.

          o DELAYS IN DISTRIBUTIONS. You may experience some delay in the receipt of distributions on the book-entry certificates since the distributions will be forwarded by the trustee to DTC for DTC to credit the accounts of its participants which will thereafter credit them to your account either directly or indirectly through indirect participants, as applicable.

         WE REFER YOU TO "DESCRIPTION OF THE CERTIFICATES--BOOK-ENTRY CERTIFICATE" IN THIS PROSPECTUs SUPPLEMENT.

[BALLOON LOAN RISK

         Balloon loans pose a risk because a borrower must pay a large lump sum payment of principal at the end of the loan term. If the borrower is unable to pay the lump sum or refinance such amount, you will suffer a loss if the certificate insurer fails to perform its obligations under the policy. Approximately ___% of the mortgage loans are balloon loans.]

DELAY IN RECEIPT OF LIQUIDATION PROCEEDS; LIQUIDATION PROCEEDS MAY BE LESS THAN MORTGAGE LOAN BALANCE

         Substantial delays could be encountered in connection with the liquidation of delinquent mortgage loans. Further, liquidation expenses such as legal fees, real estate taxes and maintenance and preservation expenses will reduce the portion of liquidation proceeds payable to you. If a mortgaged property fails to provide adequate security for the mortgage loan, you will incur a loss on your investment if the certificate insurer fails to perform its obligations under the certificate insurance policy.

         WE REFER YOU TO "CERTAIN LEGAL ASPECTS OF LOANS--FORECLOSURE ON MORTGAGES" IN THE PROSPECTUS.

PREPAYMENTS AFFECT TIMING AND RATE OF RETURN ON YOUR INVESTMENT

         The yield to maturity on your certificates will be directly related to the rate of principal payments on the mortgage loans. Please consider the following:

    o Mortgagors may fully or partially prepay their mortgage loan at any time. [However, some mortgage loans require that the mortgagor pay a fee with any prepayment. This may result in the rate of prepayments being slower than otherwise be the case.]

     o All the mortgage loans contain due-on-sale provisions. Due-on-sale provisions require the mortgagor to fully pay the mortgage loan when the mortgaged property is sold. Generally, the master servicer will enforce the due-on-sale provision unless prohibited by applicable law.

     o The rate of principal payments on pools of mortgage loans is influenced by a variety of factors, including general economic conditions, interest rates, the availability of alternative financing and homeowner mobility.

     o We cannot predict the rate at which borrowers will repay their mortgage loans, nor are we aware of any publicly available studies or statistics on the rate of prepayment of mortgage loans similar to the mortgage loans in the pool.

         WE REFER YOU TO "PREPAYMENT AND YIELD CONSIDERATIONS" IN THIS PROSPECTUS SUPPLEMENT.

CERTIFICATE RATING BASED PRIMARILY ON CLAIMS-PAYING ABILITY OF THE CERTIFICATE INSURER

         The rating on the certificates depends primarily on the claim's paying ability of the certificate insurer. Therefore, a reduction of the rating assigned to the claims-paying ability of the certificate insurer may have a corresponding reduction on the ratings assigned to the certificates. A reduction in the rating assigned to the certificates would reduce the market value of the certificates and may affect your ability to sell them. In general, the rating on your certificate addresses credit risk and does not address the likelihood of prepayments.

         WE REFER YOU TO "RATINGS" IN THIS PROSPECTUS SUPPLEMENT.

LIEN PRIORITY COULD RESULT IN PAYMENT DELAY AND LOSS

         Some of the mortgage loans are secured by mortgages which are junior in priority. For mortgage loans in the trust fund secured by first mortgages, the master servicer may consent under certain circumstances to a new first priority lien regardless of the principal amount, which has the effect of making the first mortgage a junior mortgage. Mortgage loans that are secured by junior mortgages will receive proceeds from a sale of the related mortgaged property only after any senior mortgage loans and prior statutory liens have been paid. If the remaining proceeds are insufficient to satisfy the mortgage loan in the trust fund and the certificate insurer fails to perform its obligations under the policy, then:

     o there will be a delay in distributions to you while a deficiency judgment against the borrower is sought; and

     o    you may incur a loss if a deficiency judgment cannot be obtained.

DISTRIBUTIONS AND RIGHTS OF INVESTORS ADVERSELY AFFECTED BY INSOLVENCY OF SELLER

         The sale of the mortgage loans from the seller to the trust will be treated by the seller and the trust as a sale of the mortgage loans. If the seller were to become insolvent, a receiver or conservator for, or a creditor of, the seller, may argue that the transaction between the seller and the trust is a pledge of mortgage loans as security for a borrowing rather than a sale. Such an attempt, even if unsuccessful, could result in delays in distributions to you.

         [The seller will maintain possession of the documentation relating to each mortgage and no assignment of any mortgage is required to be recorded in the name of the trustee, unless the seller's long-term debt rating is reduced below [describe]. Within 30 days of any such occurrence, the seller is required to deliver the mortgage documents to the trustee and to either record the assignments or deliver a legal opinion to the effect that recordation of such assignments is not necessary in order to perfect the interest of trust in the mortgages. Prior to delivery and recording, the interest of the trustee in the mortgages, the mortgage notes and any proceeds from the mortgage loans may be subject to the claims of creditors or to sale to a third party, as well as to a receiver or conservator appointed in the event of the insolvency of the seller.]

         In an insolvency proceeding of the seller, if the mortgage notes have not been delivered to the trustee and the mortgages have not been assigned of record in the real property recording office to the trustee, the trust may be a general unsecured creditor of the seller. If the trust were determined to be a general unsecured creditor of the seller, the mortgages, the mortgage notes and the proceeds thereof would not be available to make payments on the certificates.

INTEREST PAYMENTS ON THE MORTGAGE LOANS MAY BE REDUCED

     o PREPAYMENTS OF PRINCIPAL MAY REDUCE INTEREST PAYMENTS. If a mortgagor fully prepays a mortgage loan, the mortgagor is charged interest only up to the date of the prepayment, instead of a full month. This may result in an interest shortfall. The master servicer is obligated to pay that interest shortfall, without any right of reimbursement, up to the amount of its servicing fee for that month. If the servicing fee is insufficient to pay such interest shortfalls attributed to prepayments, they will be covered by the certificate insurance policy.

     o CERTAIN INTEREST SHORTFALLS ARE NOT COVERED BY THE MASTER SERVICER OR THE CERTIFICATE INSURANCE POLICY. The Soldiers' and Sailors' Civil Relief Act of 1940 permits certain modifications to the payment terms for mortgage loans, including a reduction in the amount of interest paid by the borrower, under certain circumstances. Neither the master servicer nor the certificate insurer will pay for any interest shortfalls created by the Soldiers' and Sailors' Civil Relief Act of 1940.

RISK OF LOSSES AS A RESULT OF GEOGRAPHIC CONCENTRATION

         [The mortgaged properties relating to the mortgage loans are located in __ states and the District of Columbia. However, __% of the mortgaged properties (by principal balance as of the cut-off date) are located in ______. If ______ experiences in the future weaker economic conditions or greater rates of decline in real estate values than the United States generally then, the mortgage loans may experience higher rates of delinquencies and foreclosures than would otherwise be the case.]

[RISK OF PREPAYMENT DUE TO LACK OF SUBSEQUENT MORTGAGE LOANS

         The trust will buy additional mortgage loans from the seller until _______. The seller will sell mortgage loans to the trust if it has mortgage loans to sell. The ability of the seller to originate and acquire additional mortgage loans is affected by a variety of factors, including interest rates, unemployment levels, the rate of inflation and consumer perception of economic conditions generally. If the full amount deposited in the pre-funding account for the purpose of purchasing additional mortgage loans cannot be used for that purpose within [three] months from the closing date, any remaining amounts will be paid to you as a prepayment on the certificates.]

RISKS ASSOCIATED WITH YEAR 2000 COMPLIANCE

         As is the case with most companies using computers in their operations, the master servicer is faced with the task of preparing its computer systems for year 2000. The year 2000 issue is the result of prior computer programs being written using two digits, rather than four digits, to define the applicable year. Any of the servicer's computer programs that have time-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. Major computer system failure or miscalculations may occur as a result. The servicer is presently engaged in various procedures to ensure that their computer systems and software will be year 2000 compliant.

         However, if the servicer or any of its suppliers, customers, brokers or agents do not successfully and timely achieve year 2000 compliance, the performance of obligations of the servicer could be materially adversely affected. This could result in delays in processing payments on the mortgage loans and may cause a related delay in payments to you.

                            THE CERTIFICATE INSURER

                    [TO BE PROVIDED BY CERTIFICATE INSURER]

                          KEYBANK NATIONAL ASSOCIATION

         KeyBank National Association , the Seller (the "Seller"), is a wholly owned subsidiary of KeyCorp. The Seller is a national banking association headquartered in Cleveland, Ohio. The Seller provides: (i) retail and private banking services to customers; (ii) commercial banking services to small businesses, middle-market and large corporate customers; (iii) capital market services; and (iv) trust and asset management services. The Seller's retail banking services include consumer lending (including residential mortgage, home equity and direct installment), deposit services and private banking services. The principal executive offices of the Seller are located at Key Tower, 127 Public Square, Cleveland, Ohio 44114 (Telephone: (216) 689-6300). None of the Servicer, the Trustee, the Seller or any of their respective affiliates has guaranteed or is otherwise obligated with respect to the Securities of any Series.

                              THE MASTER SERVICER

         ___________________- ("___________-"), as Master Servicer (the "Master
Servicer") will be responsible for servicing the Mortgage Loans for the Trust Fund in accordance with the terms of the pooling and servicing agreement (the "Agreement") to be dated as of _____, 199_, among the Seller, the Master Servicer, and ____ ________, ____ as ____ trustee ____ (the ____ "Trustee").
____ [Beginning ____ on ____ _______________, __________________________ (the
"Subservicer" will service the Mortgage Loans for ___________ pursuant to a Subservicing Agreement, dated as of _____________, 199__, between ______ and the Subservicer. The terms and conditions of the Subservicing Agreement are consistent with and do not violate the provisions of the Agreement. Such subservicing does not relieve ___________ from any of its obligations to service the Mortgage Loan in accordance with the terms and conditions of the Agreement.] See "--Servicing and Collection Procedures."



CREDIT AND UNDERWRITING GUIDELINES

         The following is a description of the underwriting guidelines customarily employed by ___________ with respect to Mortgage Loans which it purchases or originates.

         [          ]

SERVICING AND COLLECTION PROCEDURES

         The following is a description of the servicing policies and procedures customarily and currently employed by _____________ with respect to the portion of its mortgage loan portfolio which it services.

         [          ]

DELINQUENCY EXPERIENCE

         The following table sets forth _____________'s delinquency experience on its serving portfolio of home equity loans (which includes home equity loans subserviced by others for __________) similar to the Mortgage Loans for the periods indicated.

          [         ]



                       DESCRIPTION OF THE MORTGAGE LOANS

GENERAL

         The statistical information presented in this prospectus supplement is only with respect to the Mortgage Loans included in the trust and is based on the characteristics of the Mortgage Loans as of _______, 199_, (the "Cut-Off Date").

         The Mortgage Loans to be purchased by the trust will be originated or purchased by the seller and transferred by the seller to the trust.

         The mortgage pool consists of Mortgage Loans with an aggregate Principal Balance, or "Pool Principal Balance ", as of the Cut-Off Date of $_________. The "Principal Balance" of a mortgage loan (other than a liquidated mortgage loan) on any day is equal to its Cut-Off Date Principal Balance minus all collections applied in reduction of the Cut-Off Date Principal Balance of such Mortgage Loan.

         In no event will more than 5% of the Cut-Off Date Pool Principal Balance deviate from the characteristics of the Mortgage Loans described below.

         The Mortgage Loans provide that interest is charged to the borrowers and payments are due from the borrowers, as of a scheduled day of each month which is fixed at the time of origination. Scheduled monthly payments made by the borrowers on the Mortgage Loans either earlier or later than the scheduled due dates will not affect the amortization schedule or the application of the payments to principal and interest.

         The sum of the columns below may not equal the total indicated due to rounding. In addition, unless otherwise set forth herein, all percentages set forth herein with respect to the Mortgage Loans are percentages of the Cut-Off Date Pool Principal Balance.

                        CUT-OFF DATE PRINCIPAL BALANCES

    Range of Cut-Off          Number of      Cut-Off Date     % of Cut-Off Date
Date Principal Balances    Mortgage Loans    Pool Balance       Pool Balance




                        GEOGRAPHIC DISTRIBUTION BY STATE
                     Number of         Cut-Off Date         % of Cut-Off Date
 State            Mortgage Loans       Pool Balance           Pool Balance



                              LOAN-TO-VALUE RATIOS
                               Number of       Cut-Off Date    % of Cut-Off Date
     Loan-to-Value Ratio    Mortgage Loans     Pool Balance      Pool Balance







                                   LOAN RATES

                  Number of             Cut-Off Date       % of Cut-Off Date
Loan Rates        Mortgage Loans        Pool Balance       Pool Balance







                        ORIGINAL TERM TO STATED MATURITY
Original Term to        Number of           Cut-Off Date      % of Cut-Off Date
Stated Maturity         Mortgage Loans      Pool Balance      Pool Balance

                      REMAINING MONTHS TO STATED MATURITY
Remaining Term to       Number of           Cut-Off Date     % of Cut-Off Date
Stated Maturity         Mortgage Loans      Pool Balance     Pool Balance










                            MONTHS SINCE ORIGINATION

                            Number of         Cut-Off Date    % of Cut-Off Date
Months Since Origination    Mortgage Loans    Pool Balance    Pool Balance








                                 PROPERTY TYPE
                 Number of            Cut-Off Date       % of Cut-Off Date
Property Type    Mortgage Loans       Pool Balance       Pool Balance




                                 OCCUPANCY TYPE
                 Number of            Cut-Off Date       % of Cut-Off Date
Occupancy Type   Mortgage Loans       Pool Balance       Pool Balance












          [CONVEYANCE OF SUBSEQUENT MORTGAGE LOANS

         The Agreement permits the Trust Fund to purchase from __________, subsequent to the date hereof and prior to _______, 19__, Subsequent Mortgage Loans in an amount not to exceed approximately $________ in aggregate principal balance for inclusion in the Trust Fund. Each Subsequent Mortgage Loan will have been originated or purchased by __________ in accordance with the underwriting guidelines set forth above under "Underwriting and Credit Guidelines." Accordingly, the statistical characteristics of the Mortgage Pool set forth above are based exclusively on the Initial Mortgage Loans and the statistical characteristics of the Mortgage Pool after giving effect to the acquisition of any Subsequent Mortgage Loans will likely differ from the information specified herein. The date on which __________ transfers a Subsequent Mortgage Loan to the Trust Fund shall be referred to herein as the "Subsequent Transfer Date".

         In any event, each conveyance of Subsequent Mortgage Loans will be subject to, among other things, the following conditions: (i) such Subsequent Mortgage Loans must (a) satisfy the eligibility criteria set forth in the prospectus (the "Prospectus") under "The Loan Program--Representations by Sellers; Repurchases" and (b) comply with each representation and warranty as to the Mortgage Loans set forth in the Agreement; (ii) such Subsequent Mortgage Loan must not have been selected by either the Seller or __________ in a manner that it believes is adverse to the interests of the Certificateholders, (iii) no Subsequent Mortgage Loan may be ___ or more days contractually delinquent as of the applicable Cut-Off Date; (iv) no Subsequent Mortgage Loan may have a remaining term to maturity in excess of ___ years; (v) no Subsequent Mortgage Loan may have a Mortgage Rate less than ____%; (vi) following the purchase of such Subsequent Mortgage Loans by the Trust Fund, the Mortgage Loans (a) will have a weighted average Mortgage Rate of at least ____%; (b) will have a weighted average Loan-to-Value Ratio of not more than ____%; (c) will not have a weighted average remaining term to stated maturity of more than ____ months; and (d) will, in each case, have a principal balance in excess of $_______ as of the Cut-Off Date; (vii) __________ [and the Trustee shall not have been notified by either Rating Agency that the conveyance of such Subsequent Mortgage Loans will result in a qualification, modification or withdrawal of its then-current rating of any class of Certificates] [shall have notified each Rating Agency of such conveyance as required by the Agreement]; and (viii) the Trustee shall have received certain opinions of counsel as to, among other things, the enforceability and validity of the transfer agreements relating to such conveyance of such Subsequent Mortgage Loans.]

                      PREPAYMENT AND YIELD CONSIDERATIONS

GENERAL

         The rate of principal payments on the Class A Certificates, the aggregate amount of distributions on the Class A Certificates and the yield to maturity of the Class A Certificates will be related to the rate and timing of payments of principal on the Mortgage Loans. The rate of principal payments on the Mortgage Loans will in turn be affected by the amortization schedules of the Mortgage Loans and by the rate of principal prepayments (including for this purpose prepayments resulting from refinancing, liquidations of the Mortgage Loans due to defaults, casualties, condemnations and repurchases by the Seller). The Mortgage Loans may be prepaid by the Mortgagors at any time. [However, approximately __% of the Mortgage Loans are subject to prepayment penalties which vary from jurisdiction to jurisdiction.]

         Prepayments, liquidations and purchases of the Mortgage Loans (including any optional purchase by the Master Servicer of the remaining Mortgage Loans in connection with the termination of the Trust Fund) will result in distributions on the related Class A Certificates of principal amounts which would otherwise be distributed over the remaining terms of such Mortgage Loans. Since the rate of payment of principal of the Mortgage Loans will depend on future events and a variety of factors, no assurance can be given as to such rate or the rate of principal prepayments. The extent to which the yield to maturity of a Class A Certificate may vary from the anticipated yield will depend upon the degree to which a Certificate is purchased at a discount or premium, and the degree to which the timing of payments thereon is sensitive to prepayments, liquidations and purchases of such Mortgage Loans.

         The rate of prepayment on the Mortgage Loans cannot be predicted. The prepayment experience of the Trust Fund with respect to the Mortgage Loans may be affected by a wide variety of factors, including economic conditions, prevailing interest rate levels, the availability of alternative financing and homeowner mobility and changes affecting the deductibility for federal income tax purposes of interest payments on loans. All of the Mortgage Loans contain "due-on-sale" provisions, and, with respect to the Mortgage Loans, the Master Servicer is required by the Agreement to enforce such provisions, unless such enforcement is not permitted by applicable law. The enforcement of a "due-on-sale" provision will have the same effect as a prepayment of the related Mortgage Loan. See "CERTAIN LEGAL ASPECTS OF LOANS--Due-on-Sale Clauses in Mortgage Loans" in the Prospectus.

         As with fixed rate obligations generally, the rate of prepayment on a pool of mortgage loans with fixed rates such as the Mortgage Loans is affected by prevailing market rates for mortgage loans of a comparable term and risk level. When the market interest rate is below the interest rate on a mortgage, mortgagors may have an increased incentive to refinance their mortgage loans. Depending on prevailing market rates, the future outlook for market rates and economic conditions generally, some mortgagors may sell or refinance mortgaged properties in order to realize their equity in the mortgaged properties, to meet cash flow needs or to make other investments.

         In addition to the foregoing factors affecting the weighted average life of the Class A Certificates, the use of Excess Spread to pay principal of the Class A Certificates to the extent required by the Agreement will result in the acceleration of the Class ___ and Class ___ Certificates, as applicable, relative to the amortization of the Mortgage Loans in early months of the transaction as well as, accelerating the first date on which each other Class of Certificates will begin to receive distributions of principal than would otherwise be the case. This acceleration feature creates overcollateralization which results from the excess of the aggregate Principal Balance of Mortgage Loans over the Aggregate Class A Principal Balance. Once the required level of overcollateralization is reached, the acceleration feature will cease, unless necessary to maintain the required level of overcollateralization. See "DESCRIPTION OF THE CERTIFICATES--Overcollateralization Provisions."

WEIGHTED AVERAGE LIVES

         Generally, greater than anticipated prepayments of principal will increase the yield on the Class A Certificates purchased at a price less than par and will decrease the yield on the Class A Certificates purchased at a price greater than par. The effect on an investor's yield due to principal prepayments on the Mortgage Loans occurring at a rate that is faster (or slower) than the rate anticipated by the investor in the period immediately following the issuance of the Certificates will not be entirely offset by a subsequent like reduction (or increase) in the rate of principal payments. The weighted average life of the Class A Certificates will also be affected by the amount and timing of delinquencies and defaults on the Mortgage Loans and the recoveries, if any, on defaulted Mortgage Loans and foreclosed properties.

         The "weighted average life" of a Certificate refers to the average amount of time that will elapse from the date of issuance to the date each dollar in respect of principal of such Certificate is repaid. The weighted average life of any class of Class A Certificates will be influenced by, among other factors, the rate at which principal payments are made on the Mortgage Loans, including final payments made upon the maturity of Balloon Loans.

         Prepayments on Mortgage Loans are commonly measured relative to a prepayment standard or model. The model used in this Prospectus Supplement is the prepayment assumption (the "Prepayment Assumption"), which represents an assumed rate of prepayment each month relative to the then outstanding principal balance of the pool of mortgage loans for the life of such mortgage loans. A 100% Prepayment Assumption assumes a conditional prepayment rate ("CPR") of [ ]% per annum of the outstanding principal balance of such mortgage loans in the first month of the life of the mortgage loans and an additional [ ]% (precisely [ ]) (expressed as a percentage per annum) in each month thereafter until the twelfth month; beginning in the twelfth month and in each month thereafter during the life of the mortgage loans, a conditional prepayment rate of 20% per annum each month is assumed. As used in the table below, 0% Prepayment Assumption assumes a conditional prepayment rate equal to 0% of the Prepayment Assumption, i.e., no prepayments. Correspondingly, [200]% Prepayment Assumption assumes prepayment rates equal to [200]% of the Prepayment Assumption, and so forth. The Prepayment Assumption does not purport to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of mortgage loans, including the Mortgage Loans. KeyBank believes that no existing statistics of which it is aware provide a reliable basis for holders of the Class A Certificates to predict the amount or the timing of receipt of prepayments on the Mortgage Loans.

         Since the tables were prepared on the basis of the assumptions in the following paragraph, there are discrepancies between characteristics of the actual Mortgage Loans and the characteristics of the Mortgage Loans assumed in preparing the tables. Any such discrepancy may have an effect upon the percentages of the Principal Balances outstanding and weighted average lives of the Class A Certificates set forth in the tables. In addition, since the actual Mortgage Loans in the Trust Fund have characteristics which differ from those assumed in preparing the tables set forth below, the distributions of principal on the Class A Certificates may be made earlier or later than as indicated in the tables.

         For the purpose of the tables below, it is assumed that: [(i) the Mortgage Loans consist of pools of loans with the level-pay and balloon amortization characteristics set forth below, (ii) the Closing Date for the Class A Certificates is ________________, (iii) distributions on the Class A Certificates are made on the 25th day of each month regardless of the day on which the Distribution Date actually occurs, commencing in _____________ and are made in accordance with the priorities described herein, (iv) the scheduled monthly payments of principal and interest on the Mortgage Loans will be timely delivered on the first day of each month (with no defaults), commencing in _______________, (v) the Mortgage Loans' prepayment rates are a multiple of the Prepayment Assumption, (vi) all prepayments are prepayments in full received on the last day of each month (commencing ______________) and include 30 days' interest thereon, (vii) no optional termination is exercised, (viii) the Class A Certificates of each Class have the respective Certificate Rates and initial Class A Principal Balances as set forth herein, (ix) the overcollateralization levels are set initially as specified in the Agreement, and thereafter decrease in accordance with the provisions of the Agreement, [(x) with respect to pools of loans with an assumed Cut-Off Date of _________________, interest will be calculated at a rate of % per annum for one month], (xi) six-month LIBOR for each Interest Period will be % and (xii) one-month LIBOR for each Interest Period will be ______ %.]

                                                            Original              Original          Remaining Term
                          Principal                         Amortization Term     Term to Maturity  to Maturity
Amortization Methodology  Balance          Loan Rate        (months)              (months)          (months)

   Balloon...........     $
   Level Pay..........    $
   Level Pay..........    $


         Subject to the foregoing discussion and assumptions, the following table indicates the weighted average life of each Class of Class A Certificates, and sets forth the percentages of the initial Class A Principal Balance of each such Class of Class A Certificates that would be outstanding after each of the dates shown at various percentages of Prepayment Assumption.

            PERCENT OF INITIAL CLASS A PRINCIPAL BALANCE OUTSTANDING

           AT THE FOLLOWING PERCENTAGES OF THE PREPAYMENT ASSUMPTION

                                               CLASS A-1                         CLASS A-2
DISTRIBUTION DATE              %         %         %         %         %         %        %         %
-----------------              -         -         -         -         -         -        -         -
Initial
   Percentage.......          100       100       100       100       100       100      100       100
Weighted Average
   Life (years)*....

-------------------------------------------------------------------------------
* The weighted average life of a Certificate of any class is determined by (i) multiplying the amount of each distribution in reduction of the related Class A Principal Balance by the number of years from the date of issuance of the Certificate to the related Distribution Date, (ii) adding the results, and (iii) dividing the sum by the highest related Principal Balance of the Certificate.


                                               CLASS A-3                                   CLASS A-4
DISTRIBUTION DATE              %         %         %         %          %         %        %         %
-----------------              -         -         -         -          -         -        -         -
Initial
   Percentage.......          100       100       100       100        100       100      100       100
Weighted Average
   Life (years)*....

-------------------------------------------------------------------------------
*        The weighted average life of a Certificate of any class is determined by (i) multiplying the amount of each distribution in reduction of the related Class A Principal Balance by the number of years from the date of issuance of the Certificate to the related
         Distribution Date, (ii) adding the results, and (iii) dividing the sum by the highest related Principal Balance of the Certificate.


                                               CLASS A-5
DISTRIBUTION DATE              %         %         %         %
Initial
   Percentage.......          100       100       100       100
Weighted Average
   Life (years)*....

-------------------------------------------------------------------------------
* The weighted average life of a Certificate of any class is determined by (i) multiplying the amount of each distribution in reduction of the related Class A Principal Balance by the number of years from the date of issuance of the Certificate to the related Distribution Date, (ii) adding the results, and (iii) dividing the sum by the highest related Principal Balance of the Certificate.

         These tables have been prepared based on the assumptions described above (including the assumptions regarding the characteristics and performance of the Mortgage Loans, which differ from the actual characteristics and performance thereof) and should be read in conjunction therewith.

                        DESCRIPTION OF THE CERTIFICATES

         The Home Equity Loan Asset - Backed Certificates, Series 199_-_ (the "Certificates") will be issued pursuant to the Agreement. The form of the Agreement has been filed as an exhibit to the Registration Statement of which this Prospectus Supplement and the Prospectus is a part. The following summaries describe certain provisions of the Agreement. The summaries do not purport to be complete and are subject to, and are qualified in their entirety by reference to, all of the provisions of the Agreement. Wherever particular sections or defined terms of the Agreement are referred to, such sections or defined terms are hereby incorporated herein by reference.

GENERAL

         The Offered Certificates will be issued in denominations of $[1,000] and multiples of $[1] in excess thereof and will evidence specified undivided interests in the Trust Fund. The property of the trust fund (the "Trust Fund") will consist of, to the extent provided in the Agreement: (i) the Mortgage Loans; (ii) payments on the Mortgage Loans received on and after the Cut-Off Date (exclusive of payments in respect of interest on the Mortgage Loans due prior to the Cut-Off Date and received thereafter); (iii) Mortgaged Properties relating to the Mortgage Loans that are acquired by foreclosure or deed in lieu of foreclosure; (iv) the Collection Account and the Distribution Account and funds on deposit therein (excluding net earnings thereon); and (v) rights under certain hazard insurance policies covering the Mortgaged Properties. In addition, KeyBank has caused the Certificate Insurer to issue an irrevocable and unconditional certificate guaranty insurance policy (the "Policy") for the benefit of the holders of the Class A Certificates, pursuant to which the Certificate Insurer will guarantee payments to such Certificateholders as described herein. Definitive Certificates (as defined below) will be transferable and exchangeable at the corporate trust office of the Trustee, which will initially act as Certificate Registrar. See "--Book-Entry Certificates" below. No service charge will be made for any registration of exchange or transfer of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge.

         The principal amount of a Class of Class A Certificates (each, a "Class A Principal Balance") on any Distribution Date is equal to the applicable Class A Principal Balance on the Closing Date minus the aggregate of amounts actually distributed as principal to the holders of such Class of Class A Certificates. On any date, the "Aggregate Class A Principal Balance" is the aggregate of the Class A Principal Balances of the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Certificates.

         The Trust Fund will issue five classes (each, a "Class") of Class A Certificates, Class A-1 (the "Class A-1 Certificates"), Class A-2 (the "Class A-2 Certificates"), Class A-3 (the "Class A-3 Certificates"), Class A-4 (the "Class A-4 Certificates") and Class A-5 (the "Class A-5 Certificates") and one Class of subordinated Certificates (the "Class R Certificates"). Only the Class A Certificates (the "Offered Certificates") are being offered hereby. Each Class of Offered Certificates represents the right to receive payments of interest at the Certificate Rate for such Class and payments of principal as described below.

         The Person in whose name a Certificate is registered as such in the Certificate Register is referred to herein as a "Certificateholder."

         The "Percentage Interest" of a Class A Certificate as of any date of determination will be equal to the percentage obtained by dividing the denomination of such Certificate by the Class A Principal Balance for the related Class as of the Cut-Off Date.

         The Certificates will not be listed on any securities exchange.

BOOK-ENTRY CERTIFICATES

         The Offered Certificates will be book-entry Certificates (the "Book-Entry Certificates"). Persons acquiring beneficial ownership interests in the Offered Certificates ("Certificate Owners") will hold their Offered Certificates through the Depository Trust Company ("DTC") in the United States, or Cedel Bank SOCIETE ANONYME (the "CEDEL") or the Euroclear System ("Euroclear") (in Europe) if they are participants of such systems, or indirectly through organizations which are participants in such systems. The Book-Entry Certificates will be issued in one or more certificates which equal the aggregate principal balance of the Offered Certificates and will initially be registered in the name of Cede, the nominee of DTC. CEDEL and Euroclear will hold omnibus positions on behalf of their participants through customers' securities accounts in CEDEL's and Euroclear's names on the books of their respective depositaries which in turn will hold such positions in customers' securities accounts in the depositaries' names on the books of DTC. Citibank N.A. ("Citibank") will act as depositary for CEDEL and Chemical Bank ("Chemical") will act as depositary for Euroclear (in such capacities, individually the "Relevant Depositary" and collectively the "European Depositaries"). Investors may hold such beneficial interests in the Book-Entry Certificates in minimum denominations representing Certificate Principal Balances of $1,000 and in multiples of $1 in excess thereof. Except as described below, no person acquiring a Book-Entry Certificate (each, a "beneficial owner") will be entitled to receive a physical certificate representing such Certificate (a "Definitive Certificate"). Unless and until Definitive Certificates are issued, it is anticipated that the only "Certificateholder" of the Offered Certificates will be Cede, as nominee of DTC. Certificate Owners will not be Certificateholders as that term is used in the Agreement. Certificate Owners are only permitted to exercise their rights indirectly through Participants and DTC.

         The beneficial owner's ownership of a Book-Entry Certificate will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary (each, a "Financial Intermediary") that maintains the beneficial owner's account for such purpose. In turn, the Financial Intermediary's ownership of such Book-Entry Certificate will be recorded on the records of DTC (or of a participating firm that acts as agent for the Financial Intermediary, whose interest will in turn be recorded on the records of DTC, if the beneficial owner's Financial Intermediary is not a DTC participant and on the records of CEDEL or Euroclear, as appropriate).

         Certificate Owners will receive all distributions of principal of, and interest on, the Offered Certificates from the Trustee through DTC and DTC participants. While the Offered Certificates are outstanding (except under the circumstances described below), under the rules, regulations and procedures creating and affecting DTC and its operations (the "Rules"), DTC is required to make book-entry transfers among Participants on whose behalf it acts with respect to the Offered Certificates and is required to receive and transmit distributions of principal of, and interest on, the Offered Certificates. Participants and indirect participants with whom Certificate Owners have accounts with respect to Offered Certificates are similarly required to make book-entry transfers and receive and transmit such distributions on behalf of their respective Certificate Owners. Accordingly, although Certificate Owners will not possess certificates, the Rules provide a mechanism by which Certificate Owners will receive distributions and will be able to transfer their interest.

         Certificate Owners will not receive or be entitled to receive certificates representing their respective interests in the Offered Certificates, except under the limited circumstances described below. Unless and until Definitive Certificates are issued, Certificate Owners who are not Participants may transfer ownership of Offered Certificates only through Participants and indirect participants by instructing such Participants and indirect participants to transfer Offered Certificates, by book-entry transfer, through DTC for the account of the purchasers of such Offered Certificates, which account is maintained with their respective Participants. Under the Rules and in accordance with DTC's normal procedures, transfers of ownership of Offered Certificates will be executed through DTC and the accounts of the respective Participants at DTC will be debited and credited. Similarly, the Participants and indirect participants will make debits or credits, as the case may be, on their records on behalf of the selling and purchasing Certificate Owners.

         Because of time zone differences, credits of securities received in CEDEL or Euroclear as a result of a transaction with a Participant will be made during subsequent securities settlement processing and dated the business day following the DTC settlement date. Such credits or any transactions in such securities settled during such processing will be reported to the relevant Euroclear or CEDEL Participants on such business day. Cash received in CEDEL or Euroclear as a result of sales of securities by or through a CEDEL Participant (as defined below) or Euroclear Participant (as defined below) to a DTC Participant will be received with value on the DTC settlement date but will be available in the relevant CEDEL or Euroclear cash account only as of the business day following settlement in DTC. For information with respect to tax documentation procedures relating to the Certificates, see "FEDERAL INCOME TAX CONSEQUENCES--Foreign Investors" and "Backup Withholding" herein and "GLOBAL CLEARANCE, SETTLEMENT AND TAX DOCUMENTATION PROCEDURES--Certain U.S. Federal Income Tax Documentation Requirements" in Annex I hereto.

         Transfers between Participants will occur in accordance with DTC rules. Transfers between CEDEL Participants and Euroclear Participants will occur in accordance with their respective rules and operating procedures.

         Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through CEDEL Participants or Euroclear Participants, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European international clearing system by the Relevant Depositary; however, such cross market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in such system in accordance with its rules and procedures and within its established deadlines (European time). The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to the Relevant Depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same day funds settlement applicable to DTC. CEDEL Participants and Euroclear Participants may not deliver instructions directly to the European Depositaries.

         DTC, which is a New York-chartered limited purpose trust company, performs services for its participants, some of which (and/or their representatives) own DTC. In accordance with its normal procedures, DTC is expected to record the positions held by each DTC participant in the Book-Entry Certificates, whether held for its own account or as a nominee for another person. In general, beneficial ownership of Book-Entry Certificates will be subject to the rules, regulations and procedures governing DTC and DTC participants as in effect from time to time.

         CEDEL is incorporated under the laws of Luxembourg as a professional depository. CEDEL holds securities for its participating organizations ("CEDEL Participants") and facilitates the clearance and settlement of securities transactions between CEDEL Participants through electronic book-entry changes in accounts of CEDEL Participants, thereby eliminating the need for physical movement of certificates. Transactions may be settled in CEDEL in any of 28 currencies, including United States dollars. CEDEL provides to its CEDEL Participants, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. CEDEL interfaces with domestic markets in several countries. As a professional depository, CEDEL is subject to regulation by the Luxembourg Monetary Institute. CEDEL participants are recognized financial institutions around the world, including underwriters, securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Indirect access to CEDEL is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a CEDEL Participant, either directly or indirectly.

         Euroclear was created in 1968 to hold securities for its participants ("Euroclear Participants") and to clear and settle transactions between Euroclear Participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Transactions may be settled in any of 32 currencies, including United States dollars. Euroclear includes various other services, including securities lending and borrowing and interfaces with domestic markets in several countries generally similar to the arrangements for cross-market transfers with DTC described above. Euroclear is operated by the Brussels, Belgium office of Morgan Guaranty Trust Company of New York (the "Euroclear Operator"), under contract with Euroclear Clearance Systems S.C., a Belgian cooperative corporation (the "Cooperative"). All operations are conducted by the Euroclear Operator, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator, not the Cooperative. The Cooperative establishes policy for Euroclear on behalf of Euroclear Participants. Euroclear Participants include banks (including central banks), securities brokers and dealers and other professional financial intermediaries. Indirect access to Euroclear is also available to other firms that clear through or maintain a custodial relationship with a Euroclear Participant, either directly or indirectly.

         The Euroclear Operator is the Belgian branch of a New York banking corporation which is a member bank of the Federal Reserve System. As such, it is regulated and examined by the Board of Governors of the Federal Reserve System and the New York State Banking Department, as well as the Belgian Banking Commission.

         Securities clearance accounts and cash accounts with the Euroclear Operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System and applicable Belgian law (collectively, the "Terms and Conditions"). The Terms and Conditions govern transfers of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear, and receipts of payments with respect to securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear Operator acts under the Terms and Conditions only on behalf of Euroclear Participants, and has no record of or relationship with persons holding through Euroclear Participants.

         Distributions on the Book-Entry Certificates will be made on each Distribution Date by the Trustee to DTC. DTC will be responsible for crediting the amount of such payments to the accounts of the applicable DTC participants in accordance with DTC's normal procedures. Each DTC participant will be responsible for disbursing such payments to the beneficial owners of the Book-Entry Certificates that it represents and to each Financial Intermediary for which it acts as agent. Each such Financial Intermediary will be responsible for disbursing funds to the beneficial owners of the Book-Entry Certificates that it represents.

         Under a book-entry format, beneficial owners of the Book-Entry Certificates may experience some delay in their receipt of payments, since such payments will be forwarded by the Trustee to Cede. Distributions with respect to Certificates held through CEDEL or Euroclear will be credited to the cash accounts of CEDEL Participants or Euroclear Participants in accordance with the relevant system's rules and procedures, to the extent received by the Relevant Depositary. Such distributions will be subject to tax reporting in accordance with relevant United States tax laws and regulations. See "FEDERAL INCOME TAX CONSEQUENCES--Foreign Investors" and "Backup Withholding" herein. Because DTC can only act on behalf of Financial Intermediaries, the ability of a beneficial owner to pledge Book-Entry Certificates to persons or entities that do not participate in the Depository system, or otherwise take actions in respect of such Book-Entry Certificates, may be limited due to the lack of physical certificates for such Book-Entry Certificates. In addition, issuance of the Book-Entry Certificates in book-entry form may reduce the liquidity of such Certificates in the secondary market since certain potential investors may be unwilling to purchase Certificates for which they cannot obtain physical certificates.

         Monthly and annual reports on the Trust Fund will be provided to Cede, as nominee of DTC, and may be made available by Cede to beneficial owners upon request, in accordance with the rules, regulations and procedures creating and affecting the Depository, and to the Financial Intermediaries to whose DTC accounts the Book-Entry Certificates of such beneficial owners are credited.

         DTC has advised the Trustee that, unless and until Definitive Certificates are issued, DTC will take any action permitted to be taken by the holders of the Book-Entry Certificates under the Agreement only at the direction of one or more Financial Intermediaries to whose DTC accounts the Book-Entry Certificates are credited, to the extent that such actions are taken on behalf of Financial Intermediaries whose holdings include such Book-Entry Certificates. CEDEL or the Euroclear Operator, as the case may be, will take any other action permitted to be taken by a Certificateholder under the Agreement on behalf of a CEDEL Participant or Euroclear Participant only in accordance with its relevant rules and procedures and subject to the ability of the Relevant Depositary to effect such actions on its behalf through DTC. DTC may take actions, at the direction of the related Participants, with respect to some Class A Certificates which conflict with actions taken with respect to other Class A Certificates.

         Definitive Certificates will be issued to beneficial owners of the Book-Entry Certificates, or their nominees, rather than to DTC, only if (a) DTC or KeyBank advises the Trustee in writing that DTC is no longer willing, qualified or able to discharge properly its responsibilities as nominee and depository with respect to the Book-Entry Certificates and KeyBank or the Trustee is unable to locate a qualified successor, (b) KeyBank, at its sole option, with the consent of the Trustee, elects to terminate a book-entry system through DTC or (c) after the occurrence of an Event of Servicing Termination (as defined under "--Events of Servicing Termination), beneficial owners having Percentage Interests aggregating not less than 51% of the aggregate Class A Principal Balance of the Book-Entry Certificates advise the Trustee and DTC through the Financial Intermediaries and the DTC participants in writing that the continuation of a book-entry system through DTC (or a successor thereto) is no longer in the best interests of beneficial owners.

         Upon the occurrence of any of the events described in the immediately preceding paragraph, the Trustee will be required to notify all beneficial owners of the occurrence of such event and the availability through DTC of Definitive Certificates. Upon surrender by DTC of the global certificate or certificates representing the Book-Entry Certificates and instructions for re-registration, the Trustee will issue Definitive Certificates, and thereafter the Trustee will recognize the holders of such Definitive Certificates as Certificateholders under the Agreement.

         Although DTC, CEDEL and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of Class A Certificates among participants of DTC, CEDEL and Euroclear, they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time.

         Neither KeyBank, the Master Servicer nor the Trustee will have any responsibility for any aspect of the records relating to or payments made on account of beneficial ownership interests of the Book-Entry Certificates held by Cede, as nominee for DTC, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

ASSIGNMENT OF MORTGAGE LOANS

         On ______________ (the "Closing Date"), KeyBank will transfer to the Trust Fund all of its right, title and interest in and to each Mortgage Loan, the related Mortgage Notes, Mortgages and other related documents (collectively, the "Related Documents"), including all payments received on or with respect to each such Mortgage Loan on or after the applicable Cut-Off Date (exclusive of payments in respect of interest on the Mortgage Loans due prior to the Cut-Off Date and received thereafter). The Trustee, concurrently with such transfer, will deliver the Certificates to KeyBank. Each Mortgage Loan transferred to the Trust Fund will be identified on a schedule (the "Mortgage Loan Schedule") delivered to the Trustee pursuant to the Agreement. The Mortgage Loan Schedule will include information as to the Principal Balance of each Mortgage Loan as of the Cut-Off Date, its Loan Rate as well as other information.

         [Under the terms of the Agreement, KeyBank will maintain possession of the documentation relating to each Mortgage Loan (the "Mortgage File") for so long as an Assignment Event has not occurred. Within [ ] days of an Assignment Event, the Seller will cause as soon as practicable the Mortgage Files pertaining to each Mortgage Loan to be delivered to the Trustee. In the Agreement, the Trustee will acknowledge the assignment of the Mortgage Loans to the Trust Fund and KeyBank will agree to hold the Mortgage Files for and on behalf of the Trustee.]

         [An "Assignment Event" will occur on the [ ]th day following either
(i) the occurrence and continuance of an Event of Default, (ii) the reduction of the Seller's long-term unsecured debt rating below "Baa2" by Moody's or "BBB" by S&P or Fitch or (iii) the suspension, termination or withdrawal of the Seller's long-term unsecured debt rating by Moody's or S&P.]

         Within [ ] days of an Assignment Event, the Trustee will review the Mortgage Loans and the Related Documents pursuant to the Agreement and if any Mortgage Loan or Related Document is found to be defective in any material respect and such defect is not cured within [ ] days following notification thereof to the Seller, the Seller will be obligated to either (i) substitute for such Mortgage Loan an Eligible Substitute Mortgage Loan; however, such substitution is permitted only within two years of the Closing Date and may not be made unless an opinion of counsel is provided to the effect that such substitution will not disqualify the Trust Fund as a real estate mortgage investment conduit ("REMIC") or result in a prohibited transaction tax under the Internal Revenue Code of 1986, as amended (the "Code") or (ii) purchase such Mortgage Loan at a price (the "Purchase Price") equal to the outstanding Principal Balance of such Mortgage Loan as of the date of purchase, plus all accrued and unpaid interest thereon, computed at the Loan Rate, net of the Master Servicing Fee (if KeyBank is the Master Servicer), plus the amount of any unreimbursed Servicing Advances made by the Master Servicer. The Purchase Price will be deposited in the Collection Account on or prior to the next succeeding Determination Date after such obligation arises. The "Determination Date" is the eighteenth day of each month. The obligation of the Seller to repurchase or substitute for a Defective Mortgage Loan is the sole remedy regarding any defects in the Mortgage Loans and Related Documents available to the Trustee or the Certificateholders.

         In connection with the substitution of an Eligible Substitute Mortgage Loan, the Seller will be required to deposit in the Collection Account on or prior to the next succeeding Determination Date after such obligation arises an amount (the "Substitution Adjustment") equal to the excess of the Principal Balance of the related Defective Mortgage Loan over the Principal Balance of such Eligible Substitute Mortgage Loan.

         An "Eligible Substitute Mortgage Loan" is a Mortgage Loan substituted by the Seller for a Defective Mortgage Loan which must, on the date of such substitution, (i) have an outstanding Principal Balance (or in the case of a substitution of more than one Mortgage Loan for a Defective Mortgage Loan, an aggregate Principal Balance), not in excess of and not more than [ ]% less than the Principal Balance of the Defective Mortgage Loan; (ii) have a Loan Rate not less than the Loan Rate of the Defective Mortgage Loan and not more than [ ]% in excess of the Loan Rate of such Defective Mortgage Loan; (iii) have a Mortgage of the same or higher level of priority as the Mortgage relating to the Defective Mortgage Loan at the time such Mortgage was transferred to the Trust Fund; (iv) have a remaining term to maturity not more than six months earlier and not later than the remaining term to maturity of the Defective Mortgage Loan; (v) comply with each representation and warranty set forth in the Agreement (deemed to be made as of the date of substitution); (vi) have an original Loan-to-Value Ratio not greater than that of the Defective Mortgage Loan; and (vii) be of the same type of Mortgaged Property as the Defective Mortgage Loan or a detached single family residence. More than one Eligible Substitute Mortgage Loan may be substituted for a Defective Mortgage Loan if such Eligible Substitute Mortgage Loans meet the foregoing attributes in the aggregate and such substitution is approved in writing in advance by the Certificate Insurer.

         The Seller will make certain representations and warranties as to the accuracy in all material respects of certain information furnished to the Trustee with respect to each Mortgage Loan (e.g., Cut-Off Date Principal Balance and the Loan Rate). In addition, the Seller will represent and warrant, on the Closing Date, that, among other things: (i) at the time of transfer to the Trust Fund, the Seller has transferred or assigned all of its right, title and interest in each Mortgage Loan and the Related Documents, free of any lien; and (ii) each Mortgage Loan complied, at the time of origination, in all material respects with applicable state and federal laws. Upon discovery of a breach of any such representation and warranty which materially and adversely affects the interests of the Trust Fund, the Certificateholders or the Certificate Insurer in the related Mortgage Loan and Related Documents, the Seller will have a period of [ ] days after discovery or notice of the breach to effect a cure. If the breach cannot be cured within the [ ]-day period, the Seller will be obligated to (i) substitute for such Defective Mortgage Loan an Eligible Substitute Mortgage Loan or (ii) purchase such Defective Mortgage Loan from the Trust Fund. The same procedure and limitations that are set forth above for the substitution or purchase of Defective Mortgage Loans as a result of deficient documentation relating thereto will apply to the substitution or purchase of a Defective Mortgage Loan as a result of a breach of a representation or warranty in the Agreement that materially and adversely affects the interests of the Certificateholders or the Certificate Insurer.

         Mortgage Loans required to be transferred to the Seller as described in the preceding paragraphs are referred to as "Defective Mortgage Loans."

         Pursuant to the Agreement, the Master Servicer will service and administer the Mortgage Loans as more fully set forth above.

PAYMENTS ON MORTGAGE LOANS; DEPOSITS TO COLLECTION ACCOUNT AND DISTRIBUTION ACCOUNT

         The Master Servicer shall establish and maintain in the name of the Trustee a separate trust account (the "Collection Account") for the benefit of the holders of the Certificates. The Collection Account will be an Eligible Account (as defined below). Subject to the investment provision described in the following paragraphs, upon receipt by the Master Servicer of amounts in respect of the Mortgage Loans (excluding amounts representing the Master Servicing Fee), the Master Servicer will deposit such amounts in the Collection Account. Amounts so deposited may be invested in Eligible Investments (as described in the Agreement) maturing no later than two Business Days prior to the next succeeding date on which amounts on deposit therein are required to be deposited in the Distribution Account.

         The Trustee will establish an account (the "Distribution Account") into which will be deposited amounts withdrawn from the Collection Account for distribution to Certificateholders on a Distribution Date. The Distribution Account will be an Eligible Account. Amounts on deposit therein may be invested in Eligible Investments maturing on or before the Business Day prior to the related Distribution Date.

         An "Eligible Account" is an account that is [(i) maintained with a depository institution whose debt obligations at the time of any deposit therein have the highest short-term debt rating by the Rating Agencies, and whose accounts are fully insured by either the Savings Association Insurance Fund ("SAIF") or the Bank Insurance Fund ("BIF") of the Federal Deposit Insurance Corporation established by such fund with a minimum long-term unsecured debt rating of "A2" by Moody's and "A" by S&P, otherwise acceptable to each Rating Agency and the Certificate Insurer as evidenced by a letter from each Rating Agency and the Certificate Insurer to the Trustee, without reduction or withdrawal of their then current ratings of the Certificates.]

         Eligible Investments are specified in the Agreement and are limited to investments which meet the criteria of the Rating Agencies from time to time as being consistent with their then current ratings of the Certificates. "Eligible Investments" are limited to [(i) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided that such obligations are backed by the full faith and credit of the United States; (ii) repurchase agreements on obligations specified in clause (i) maturing not more than three months from the date of acquisition thereof, provided that the short-term unsecured debt obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating category; (iii) certificates of deposit, time deposits and bankers' acceptances (which, if Moody's is a Rating Agency, shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days) of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the unsecured short-term debt obligations of such depository institution or trust company at the date of acquisition thereof have been rated by each of the Rating Agencies in its highest unsecured short-term debt rating category; (iv) commercial paper (having original maturities of not more than 90 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by the Rating Agencies in their highest short-term rating categories; (v) short term investment funds sponsored by any trust company or bank incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by the Rating Agencies in their respective highest rating category of long term unsecured debt; (vi) interests in any money market fund which at the date of acquisition of the interests in such fund and throughout the time as the interest is held in such fund has the rating specified by each Rating Agency; and (vii) other obligations or securities that are acceptable to each Rating Agency as an Eligible Investment hereunder and will not result in a reduction in the then current rating of the Certificates, as evidenced by a letter to such effect from such Rating Agency and with respect to which the Master Servicer has received confirmation that, for tax purposes, the investment complies with the last clause of this definition; provided that no instrument described hereunder shall evidence either the right to receive (a) only interest with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provided a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations; and provided, further, that no instrument described hereunder may be purchased at a price greater than par if such instrument may be prepaid or called at a price less than its purchase price prior to its stated maturity.]

ADVANCES

         Not later than two Business Days prior to each Distribution Date, the Master Servicer will remit to the Trustee for deposit in the Distribution Account an amount, to be distributed on the related Distribution Date, equal to the sum of the interest accrued due on each Mortgage Loan through the related Due Date but not received by the Master Servicer as of the close of business on the last day of the related Due Period (net of the Master Servicing Fee) (the "Monthly Advance"). Such obligation of the Master Servicer continues with respect to each Mortgage Loan until such Mortgage Loan becomes a Liquidated Mortgage Loan.

         In the course of performing its servicing obligations, the Master Servicer will pay all reasonable and customary "out-of-pocket" costs and expenses incurred in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of the Mortgaged Properties, (ii) any enforcement or judicial proceedings, including foreclosures, and (iii) the management and liquidation of Mortgaged Properties acquired in satisfaction of the related Mortgage. Each such expenditure will constitute a "Servicing Advance".

         The Master Servicer's right to reimbursement for Servicing Advances is limited to late collections on the related Mortgage Loan, including Liquidation Proceeds, Insurance Proceeds and such other amounts as may be collected by the Master Servicer from the related Mortgagor or otherwise relating to the Mortgage Loan in respect of which such unreimbursed amounts are owed. The Master Servicer's right to reimbursement for Monthly Advances shall be limited to late collections of interest on any Mortgage Loan and to Liquidation Proceeds and Insurance Proceeds on the related Mortgage Loan. The Master Servicer's right to such reimbursements is prior to the rights of Certificateholders.

         Notwithstanding the foregoing, the Master Servicer is not required to make any Monthly Advance or Servicing Advance if in the good faith judgment and sole discretion of the Master Servicer, the Master Servicer determines that such advance will not be ultimately recoverable from collections received from the Mortgagor in respect of the related Mortgage Loan or other recoveries in respect of such Mortgage Loan (a "Nonrecoverable Advance"). However, if any Servicing Advance or Monthly Advance is determined by the Master Servicer to be nonrecoverable from such sources, the amount of such Nonrecoverable Advance may be reimbursed to the Master Servicer from other amounts on deposit in the Collection Account.

DISTRIBUTION DATES

         On the [25th] day of each month, or if such day is not a Business Day, then the next succeeding Business Day, commencing in ______________________, (each such day, a "Distribution Date"), the holders of the Offered Certificates will be entitled to receive, from amounts then on deposit in the Distribution Account, to the extent of funds available therefor in accordance with the priorities and in the amounts described below under "Priority of Distributions," an aggregate amount equal to the sum of (a) the Class Interest Distribution for each Class of Offered Certificates and (b) the Class A Principal Distribution Distributions will be made (i) in immediately available funds to holders of Offered Certificates, the aggregate principal balance of which is at least $1,000,000, by wire transfer or otherwise, to the account of such Certificateholder at a domestic bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Trustee in accordance with the Agreement, or (ii) by check mailed to the address of the person entitled thereto as it appears on the register (the "Certificate Register") maintained by the Trustee as registrar (the "Certificate Registrar").

DEPOSITS TO THE DISTRIBUTION ACCOUNT

         No later than one Business Day prior to each Distribution Date, the following amounts and the previous Due Period shall be deposited into the Distribution Account and shall constitute the "Available Funds" for such Distribution Date: (i) payments of principal and interest on the Mortgage Loans (net of amounts representing the Master Servicing Fee with respect to each Mortgage Loan and reimbursement for related Monthly Advances and Servicing Advances); (ii) Net Liquidation Proceeds and Insurance Proceeds with respect to the Mortgage Loans (net of amounts applied to the restoration or repair of a Mortgaged Property); (iii) the Purchase Price for repurchased Defective Mortgage Loans with respect to the Mortgage Loans and any related Substitution Adjustment Amounts; (iv) payments from the Master Servicer in connection with
(a) Monthly Advances, (b) Prepayment Interest Shortfalls and (c) the termination of the Trust Fund with respect to the Mortgage Loans as provided in the Agreement; and (v) any amounts paid under the Policy.

PRIORITY OF DISTRIBUTIONS

                 On each Distribution Date the Trustee shall withdraw from the Distribution Account the sum of (a) the Available Funds, and make distributions thereof as described below and to the extent of the Available Fund in the following order of priority:

                    [(i) to the Trustee, the Trustee fee for such Distribution Date;

                    (ii) to holders of each Class Certificates, an amount equal to the related Class Interest Distribution for such Distribution Date;

                    (iii) sequentially, to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Certificateholders, in that order, until the respective Class A Principal Balance of each such Class is reduced to zero, the related Class A Principal Distribution (other than the portion constituting the Distributable Excess Spread) for such Distribution Date; provided, however, that after the occurrence and continuance of an Insurer Default, such portion of the Class A Principal Distribution will be distributed pro rata to the holders thereof based on the respective Class A Principal Balances;

                    (iv) to the Certificate Insurer, the amount owing to the Certificate Insurer under the Insurance Agreement for the premium payable in respect of the Certificates; and

                    (v) sequentially, to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Certificateholders, in that order, until the respective Class A Principal Balance of each such Class is reduced to zero, the related Distributable Excess Spread for such Distribution Date; provided, however, that after the occurrence and continuance of an Insurer Default, such Distributable Excess Spread for the will be distributed pro rata to the holders thereof based on the respective Class A Principal Balances.

                    (vi) to the Master Servicer, the amount of any accrued and unpaid Master Servicing Fee;

                    (vii) to the Certificate Insurer, amounts owing to the Certificate Insurer for reimbursement for prior draws made on the Policy;

                    (viii) to the Master Servicer, the amount of Nonrecoverable Advances not previously reimbursed;

                    (ix) to the Certificate Insurer, any other amounts owing to the Certificate Insurer under the Insurance Agreement; and

                    (x) to the Class R Certificateholders, the balance.]

THE CERTIFICATE RATE

         The "Certificate Rate" for any Interest Period with respect to: the Class A-1 Certificates will be % per annum, the Class A-2 Certificates will be % per annum, the Class A-3 Certificates will be % per annum, the Class A-4 Certificates will be % per annum and the Class A-5 Certificates will be % per annum. "Interest Period " means, with respect to each Distribution Date, the period from the first day of the calendar month preceding the month of such Distribution Date through the last day of such calendar month. Interest in respect of any Distribution Date will accrue on the Certificates during each Interest Period on the basis of a 360-day year consisting of twelve 30-day months.

INTEREST

         On each Distribution Date, to the extent of funds available therefor as described herein, interest will be distributed with respect to each Class of Class A Certificates in an amount (each, a "Class Interest Distribution") equal to the sum of (a) one month's interest at the related Certificate Rate on the related Class A Principal Balance immediately prior to such Distribution Date (the "Class Monthly Interest Distributable Amount") and (b) any Class Interest Carryover Shortfall for such Class of Class A Certificates for such Distribution Date. As to any Distribution Date and Class of Class A Certificates, the "Class Interest Carryover Shortfall" is the sum of (i) the excess of the related Class Monthly Interest Distributable Amount for the preceding Distribution Rate and any outstanding Class Interest Carryover Shortfall with respect to such Class on such preceding Distribution Date, over the amount in respect of interest that is actually distributed to such Class on such preceding Distribution Date plus (ii) one month's interest on such excess, to the extent permitted by law, at the related Certificate Rate. [The interest entitlement described in (a) above will be reduced by such Class' pro rata share of Civil Relief Act Interest Shortfalls, if any, for such Distribution Date. Civil Relief Act Interest Shortfalls will not be covered by payments under the Policy.]

         On each Distribution Date, the Class Interest Distribution for each Class of Class A Certificates will be distributed on an equal priority and any shortfall in the amount required to be distributed as interest thereon to each such Class will be allocated between such Classes pro rata based on the amount each such Class would have been ____ distributed in the absence of such shortfall. ____ See "--Crosscollateralization" below.

PRINCIPAL

         On each Distribution Date, to the extent of funds available thereof, in accordance with the priorities described above under "--Priorities of Distributions," principal will be distributed to the holders of Class A Certificates then entitled to distributions of principal in an amount equal to the lesser of (A) the related Aggregate Class A Principal Balance and (B) the related Class A Principal Distribution for such Distribution Date. "Class A Principal Distribution" means, with respect to any Distribution Date, the sum of the related Class A Monthly Principal Distributable Amount for such Distribution Date and any outstanding Class A Principal Carryover Shortfall as of the close of business on the preceding Distribution Date.

         "Class A Monthly Principal Distributable Amount" means, with respect to any Distribution Date, to the extent of funds available therefor as described herein the amount equal to the sum of the following amounts (without duplication) with respect to the immediately preceding Due Period (as defined below): [(i) each payment of principal on a Mortgage Loan received by the Master Servicer during such Due Period, including all full and partial principal prepayments, (ii) the Principal Balance as of the end of the immediately preceding Due Period of each Mortgage Loan that became a Liquidated Mortgage Loan for the first time during the related Due Period, (iii) the portion of the Purchase Price allocable to principal of all repurchased Defective Mortgage Loans with respect to such Due Period, (iv) any Substitution Adjustment Amounts received on or prior to the previous Determination Date and not yet distributed and (v) such portion (not greater than 100%) of Excess Spread, if any, required to be distributed on such Distribution Date to satisfy the required level of overcollateralization for such Distribution Date (the "Distributable Excess Spread").]

         "Class A Principal Carryover Shortfall" means, with respect to any Distribution Date, the excess of the sum of the related Class A Monthly Principal Distributable Amount for the preceding Distribution Date and any outstanding Class A Principal Carryover Shortfall on such preceding Distribution Date over the amount in respect of principal that is actually distributed to the Class A Certificateholders on such preceding Distribution Date.

         If the required level of overcollateralization is reduced below the then existing amount of overcollateralization (described below) or if the required level of overcollateralization is satisfied, the amount of the related Class A Monthly Principal Distributable Amount on the following Distribution Date will be correspondingly reduced by the amount of such reduction or by the amount necessary such that the overcollateralization will not exceed the required level of overcollateralization after giving effect to the distribution in respect of principal to be made on such Distribution Date.

         The application of Distributable Excess Spread is intended to create overcollateralization to provide a source of additional cashflow to cover losses on the Mortgage Loans. A draw on the Policy in respect of principal will not be made until the Class A Principal Balance exceeds the aggregate Principal Balance of the Mortgage Loans. See "--The Policy" herein. Accordingly, there may be Distribution Dates on which Class A Certificateholders receive little or no distributions in respect of principal.

         So long as an Insurer Default has not occurred and is continuing, distributions of the Class A Principal Distribution will be applied, sequentially, to the distribution of principal to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Certificates, in that order, such that no Class of Certificates having a higher numerical designation is entitled to distributions of principal until the Class A Principal Balance of each such Class of Certificates having a lower numerical designation has been reduced to zero. On any Distribution Date if an Insurer Default has occurred and is continuing, the Class A Principal Distribution will be applied to the distribution of principal of each such Class outstanding on a pro rata basis in accordance with the Class A Principal Balance of each such Class.

         On each Distribution Date following an Insurer Default, net losses realized in respect of Liquidated Mortgage Loans (to the extent such amount is not covered by Available Funds or the crosscollateralization mechanics described herein) will reduce the amount of overcollateralization, if any.

         "Due Period" means, with respect to any Determination Date or Distribution Date, the calendar month immediately preceding such Determination Date or Distribution Date, as the case may be.

         A "Liquidated Mortgage Loan", as to any Distribution Date, is a Mortgage Loan with respect to which the Master Servicer has determined, in accordance with the servicing procedures specified in the Agreement, as of the end of the preceding Due Period, that all Liquidation Proceeds which it expects to recover with respect to such Mortgage Loan (including disposition of the related REO Property) have been recovered.

         "Excess Spread" means, with respect to any Distribution Date, the positive excess, if any, of (x) Available Funds for such Distribution Date over
(y) the amount required to be distributed pursuant to items (i) through (iv) as set forth under the heading "DESCRIPTION OF CERTIFICATES--Priority of Distributions" on such Distribution Date.

         An "Insurer Default" will occur in the event the Certificate Insurer fails to make a payment required under the Policy or if certain events of bankruptcy or insolvency occur with respect to the Certificate Insurer.

THE POLICY

         The following information has been supplied by the Certificate Insurer for inclusion in this Prospectus Supplement. Accordingly, neither KeyBank nor the Master Servicer makes any representation as to the accuracy and completeness of such information.

         [TO BE PROVIDED BY CERTIFICATE INSURER]

OVERCOLLATERALIZATION

         The credit enhancement provisions of the Trust Fund result in a limited acceleration of the Class A Certificates relative to the amortization of the Mortgage Loans in the early months of the transaction. The accelerated amortization is achieved by the application of Distributable Excess Spread to principal distributions on the Class A Certificates. This acceleration feature creates overcollateralization (i.e., the excess of the aggregate outstanding Principal Balance of the Mortgage Loans over the related Aggregate Class A Principal Balance). Once the required level of overcollateralization is reached, and subject to the provisions described in the next paragraph, the acceleration feature will cease, until necessary to maintain the required level of overcollateralization.

         The Agreement provides that, subject to certain floors, caps and triggers, the required level of overcollateralization may increase or decrease over time. Any decrease in the required level of overcollateralization will occur only at the sole discretion of the Certificate Insurer. Any such decrease will have the effect of reducing the amortization of the Class A Certificates below what it otherwise would have been.

[PRE-FUNDING ACCOUNT

         On the Closing Date, $___________ (the "Pre-Funded Amount") will be deposited in an account (the "Pre-Funding Account"), which account shall be in the name of and maintained by the Trustee and shall be part of the Trust Fund and will be used to acquire Subsequent Mortgage Loans. During the period beginning on the Closing Date and terminating on _____________, 19__ (the "Funding Period"), the Pre-Funded Amount will be reduced by the amount thereof used to purchase Subsequent Mortgage Loans in accordance with the Agreement. Any Pre-Funded Amount remaining at the end of the Funding Period will be distributed to holders of the classes of Certificates entitled to receive principal on the Distribution Date in ______________, 19__ in reduction of the related Certificate Principal Balances (thus resulting in a partial principal prepayment of the related Certificates on such date).

         Amounts on deposit in the Pre-Funding Account will be invested in Permitted Investments. All interest and any other investment earnings on amounts on deposit in the Pre-Funding Account will be deposited in the Capitalized Interest Account. The Pre-Funding Account shall not be an asset of the REMIC. All reinvestment earnings on the Pre-Funding Account shall be owned by, and be taxable to, the Seller.

CAPITALIZED INTEREST ACCOUNT

         On the Closing Date there will be deposited in an account (the "Capitalized Interest Account") maintained with and in the name of the Trustee on behalf of the Trust Fund a portion of the proceeds of the sale of the Certificates. The amount deposited therein will be used by the Trustee on the Distribution Dates in __________________ 19__, _____________ 19__ and
______________, 19__ to cover shortfalls in interest on the Certificates that may arise as a result of the utilization of the Pre-Funding Account for the purchase by the Trust Fund of Subsequent Mortgage Loans after the Closing Date. Any amounts remaining in the Capitalized Interest Account at the end of the Funding Period which are not needed to cover shortfalls on the Distribution Date in ___________ 19__ are required to be paid directly to KeyBank. [The Capitalized Interest Account shall not be an asset of the REMIC. All reinvestment earnings on the Capitalized Interest Account shall be owned by, and be taxable to, the Seller.]

REPORTS TO CERTIFICATEHOLDERS

         Concurrently with each distribution to the Certificateholders, the Trustee will forward to each Certificateholder a statement (based solely on information received from the Master Servicer) setting forth among other items with respect to each Distribution Date:

                    (i) the aggregate amount of the distribution to each Class of Certificateholders on such Distribution Date;

                    (ii) the amount of distribution set forth in paragraph (i) above in respect of interest and the amount thereof in respect of any Class Interest Carryover Shortfall, and the amount of any Class Interest Carryover Shortfall remaining;

                    (iii) the amount of distribution set forth in paragraph (i) above in respect of principal and the amount thereof in respect of the Class A Principal Carryover Shortfall, and any remaining Class A Principal Carryover Shortfall;

                    (iv) the amount of Excess Spread and the amount applied as to a distribution on the Certificates;

                    (v) the Guaranteed Principal Amount, if any, for such Distribution Date;

                    (vi) the amount paid under the Policy for such Distribution Date in respect of the Class Interest Distribution to each Class of Certificates;

                    (vii) the Master Servicing Fee;

                    (viii) the Pool Principal Balance, as of the close of business on the last day of the preceding Due Period;

                    (ix) the Aggregate Class A Principal Balance after giving effect to payments allocated to principal above;

                    (x) the amount of overcollateralization as of the close of business on the Distribution Date, after giving effect to distributions of principal on such Distribution Date;

                    (xi) the number and aggregate Principal Balances of the Mortgage Loans as to which the minimum monthly payment is delinquent for 30-59 days, 60-89 days and 90 or more days, respectively, as of the end of the preceding Due Period;

                    (xii) the book value of any real estate which is acquired by the Trust Fund through foreclosure or grant of deed in lieu of foreclosure;

                    (xiii) the aggregate amount of prepayments received on the Mortgage Loans during the previous Due Period; and

                    (xiv) the weighted average Loan Rate on the Mortgage Loans as of the first day of the month prior to the Distribution Date.

         In the case of information furnished pursuant to clauses (ii) and
(iii) above, the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination.

         Within 60 days after the end of each calendar year, the Trustee will forward to each Person, if requested in writing by such Person, who was a Certificateholder during the prior calendar year a statement containing the information set forth in clauses (ii) and (iii) above aggregated for such calendar year.

LAST SCHEDULED DISTRIBUTION DATE

         The last scheduled Distribution Date for each Class of Offered Certificates is as follows: Class A-1 Certificates, ______ ; _____ Class _____ A-2 ______ Certificates, ______ ; _____ Class _____ A-3 _____ Certificates, ;
Class A-4 Certificates, ; Class A-_ Certificates, ; and Class A-_ Certificates,. It is expected that the actual last Distribution Date for each Class of Offered Certificates will occur significantly earlier than such scheduled Distribution Dates. See "PREPAYMENT AND YIELD CONSIDERATIONS".

         Such last scheduled Distribution Dates are based on a 0% Prepayment Assumption with no Distributable Excess Spread used to make accelerated payments of principal to the holders of the related Offered Certificates ____ and the assumptions set forth above under ____ "PREPAYMENT AND YIELD CONSIDERATIONS--Weighted Average Lives"; provided that the last scheduled Distribution Dates for the Class A-5 Certificates have been calculated assuming that the Mortgage Loan having the latest maturity date allowed by the Agreement amortizes according to its terms, plus one year.

COLLECTION AND OTHER SERVICING PROCEDURES ON MORTGAGE LOANS

         The Master Servicer will make reasonable efforts to collect all payments called for under the Mortgage Loans and will, consistent with the Agreement, follow such collection procedures as it follows from time to time with respect to the loans in its servicing portfolio comparable to the Mortgage Loans. Consistent with the above, the Master Servicer may in its discretion waive any late payment charge or any assumption or other fee or charge that may be collected in the ordinary course of servicing the Mortgage Loans.

         With respect to the Mortgage Loans, the Master Servicer may arrange with a borrower a schedule for the payment of interest due and unpaid for a period, PROVIDED that any such arrangement is consistent with the Master Servicer's policies with respect to the mortgage loans it owns or services.

HAZARD INSURANCE

         The Master Servicer will cause to be maintained fire and hazard insurance with extended coverage customary in the area where the Mortgaged Property is located, in an amount which is at least equal to the lesser of [(i) the maximum insurable value of the improvements securing such Mortgage Loan from time to time and (ii) the combined principal balance owing on such Mortgage Loan and any mortgage loan senior to such Mortgage Loan.] The Master Servicer shall also maintain on property acquired upon foreclosure, or by deed in lieu of foreclosure, hazard insurance with extended coverage in an amount which is at least equal to the lesser of [(i) the maximum insurable value from time to time of the improvements which are a part of such property and (ii) the combined principal balance owing on such Mortgage Loan and any mortgage loan senior to such Mortgage Loan.] In cases in which any Mortgaged Property is located in a federally designated flood area as designated by the Federal Emergency Management Agency, the hazard insurance to be maintained for the related Mortgage Loan shall include flood insurance to the extent such flood insurance is available and the Master Servicer has determined such insurance to be necessary in accordance with accepted first and second mortgage loan servicing standards, as applicable. All such flood insurance shall be in amounts equal to the lesser of [(A) the amount in clause (ii) above and (B) the maximum amount of insurance available under the National Flood Insurance Act of 1968, as amended.] The Master Servicer will also maintain on REO Property, to the extent such insurance is available, fire and hazard insurance in the applicable amounts described above, liability insurance and, to the extent required and available under the National Flood Insurance Act of 1968, as amended, and the Master Servicer determines that such insurance is necessary in accordance with accepted mortgage servicing practices of prudent lending institutions, flood insurance in an amount equal to that required above. Any amounts collected by the Master Servicer under any such policies (other than amounts to be applied to the restoration or repair of the Mortgaged Property, or to be released to the Mortgagor in accordance with customary mortgage servicing procedures) will be deposited in the Collection Account, subject to retention by the Master Servicer to the extent such amounts constitute servicing compensation or to withdrawal pursuant to the Agreement.

         In the event that the Master Servicer obtains and maintains a blanket policy as provided in the Agreement insuring against fire and hazards of extended coverage on all of the Mortgage Loans, then, to the extent such policy names the Master Servicer as loss payee and provides coverage in an amount equal to the aggregate unpaid principal balance of the Mortgage Loans without coinsurance, and otherwise complies with the requirements of the first paragraph of this subsection, the Master Servicer will be deemed conclusively to have satisfied its obligations with respect to fire and hazard insurance coverage.

REALIZATION UPON DEFAULTED MORTGAGE LOANS

         The Master Servicer will foreclose upon or otherwise comparably convert to ownership Mortgaged Properties securing such of the Mortgage Loans as come into default when, in accordance with applicable servicing procedures under the Agreement, no satisfactory arrangements can be made for the collection of delinquent payments. In connection with such foreclosure or other conversion, the Master Servicer will follow such practices as it deems necessary or advisable and as are in keeping with its general mortgage servicing activities, PROVIDED that the Master Servicer will not be required to expend its own funds in connection with foreclosure or other conversion, correction of default on a related senior mortgage loan or restoration of any property unless, in its sole judgment, such foreclosure, correction or restoration will increase Net Liquidation Proceeds. The Master Servicer will be reimbursed out of Liquidation Proceeds for advances of its own funds as liquidation expenses before any Net Liquidation Proceeds are distributed to Certificateholders.

SERVICING COMPENSATION AND PAYMENT OF EXPENSES

         With respect to each Due Period, the Master Servicer will receive from interest payments in respect of the Mortgage Loans, on behalf of itself, a portion of such interest payments as a monthly servicing fee (the "Master Servicing Fee") in the amount equal to 0.__% per annum (the "Master Servicing Fee Rate") on the Principal Balance of each Mortgage Loan as of the first day of each such Due Period. All assumption fees, late payment charges and other fees and charges, to the extent collected from borrowers, will be retained by the Master Servicer as additional servicing compensation.

         The Master Servicer's right to reimbursement for unreimbursed Servicing Advances is limited to late collections on the related Mortgage Loan, including Liquidation Proceeds, Insurance Proceeds and such other amounts as may be collected by the Master Servicer from the related Mortgagor or otherwise relating to the Mortgage Loan in respect of which such unreimbursed amounts are owed. The Master Servicer's right to reimbursement for unreimbursed Monthly Advances shall be limited to late collections of interest on any Mortgage Loan and to liquidation proceeds and insurance proceeds on the related Mortgage Loan. The Master Servicer's right to such reimbursements is prior to the rights of Certificateholders. However, if any Servicing Advance or Monthly Advance is determined by the Master Servicer to be nonrecoverable from such sources, the amount of such nonrecoverable advances may be reimbursed to the Master Servicer from other amounts on deposit in the Collection Account.

         Civil Relief Act Interest Shortfalls will not be covered by the Policy, although Prepayment Interest Shortfalls, after application of the Master Servicing Fee, will be so covered. The Master Servicer is not obligated to offset any of the Master Servicing Fee against, or to provide any other funds to cover, any shortfalls in interest collections on the Mortgage Loans that are attributable to the application of the Civil Relief Act ("Civil Relief Act Interest Shortfalls"). See "RISK FACTORS--Payments on the Mortgage Loans" in this Prospectus Supplement.

EVIDENCE AS TO COMPLIANCE

         The Agreement provides for delivery on or before [the last day of the fifth month following the end of the Master Servicer's fiscal year, beginning in 199_,] to the Trustee, KeyBank, the Certificate Insurer and the Rating Agencies of an annual statement signed by an officer of the Master Servicer to the effect that the Master Servicer has fulfilled its material obligations under the Agreement throughout the preceding fiscal year, except as specified in such statement.

         On or before [the last day of the fifth month] following the end of the Master Servicer's fiscal year, beginning in 199_, the Master Servicer will furnish a report prepared by a firm of nationally recognized independent public accountants (who may also render other services to the Master Servicer or KeyBank) to the Trustee, KeyBank, the Certificate Insurer and the Rating Agencies to the effect that such firm has examined certain documents and the records relating to servicing of the Mortgage Loans under the Uniform Single Attestation Program for Mortgage Bankers and such firm's conclusion with respect thereto.

         The Master Servicer's fiscal year is the calendar year.

EVENTS OF DEFAULT

         "Events of Default" will consist of: (i) (A) any failure of the Master Servicer to make any required Monthly Advance or (B) any other failure of the Master Servicer to deposit in the Collection Account or Distribution Account any deposit required to be made under the Agreement, which failure continues unremedied for two Business Days after the giving of written notice of such failure to the Master Servicer by the Trustee, or to the Master Servicer and the Trustee by the Certificate Insurer or any Certificateholder; (ii) any failure by the Master Servicer duly to observe or perform in any material respect any other of its covenants or agreements in the Agreement which, in each case, materially and adversely affects the interests of the Certificateholders or the Certificate Insurer and continues unremedied for [ ] days after the giving of written notice of such failure to the Master Servicer by the Trustee, or to the Master Servicer and the Trustee by the Certificate Insurer or any Certificateholder; (iii) any failure by the Master Servicer to make any required Servicing Advance, which failure continues unremedied for a period of [ ] days after the giving of written notice of such failure to the Master Servicer by the Trustee, or to the Master Servicer and the Trustee by the Certificate Insurer or any Certificateholder; or (iv) certain events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings relating to the Master Servicer and certain actions by the Master Servicer indicating insolvency, reorganization or inability to pay its obligations (an "Insolvency Event").

         Upon the occurrence and continuation beyond the applicable grace period of the event described in clause (i) (A) above, if any Monthly Advance is not made by [ ] P.M., New York City time, on the second Business Day following written notice to the Master Servicer of such event, the Trustee will make such Monthly Advance and either the Trustee or a successor master servicer will immediately assume the duties of the Master Servicer.

         Upon removal or resignation of the Master Servicer, the Trustee will be the successor master servicer (the "Successor Master Servicer"). The Trustee, as Successor Master Servicer, will be obligated to make Monthly Advances and Servicing Advances and certain other advances unless it determines reasonably and in good faith that such advances would not be recoverable.

         Notwithstanding the foregoing, a delay in or failure of performance referred to under clause (i) above for a period of [ ]Business Days or referred to under clause (ii) above for a period of [ ] Business Days, shall not constitute an Event of Default if such delay or failure could not be prevented by the exercise of reasonable diligence by the Master Servicer and such delay or failure was caused by an act of God or other similar occurrence. Upon the occurrence of any such event the Master Servicer shall not be relieved from using its best efforts to perform its obligations in a timely manner in accordance with the terms of the Agreement and the Master Servicer shall provide the Trustee, the Certificate Insurer and the Certificateholders prompt notice of such failure or delay by it, together with a description of its efforts to so perform its obligations.

RIGHTS UPON AN EVENT OF DEFAULT

         So long as an Event of Default remains unremedied, either the Trustee, Certificateholders holding Certificates evidencing at least 51% of the voting rights in the Trust Fund, with the consent of the Certificate Insurer, or the Certificate Insurer may terminate all of the rights and obligations of the Master Servicer under the Agreement and in and to the Mortgage Loans, whereupon the Trustee will succeed to all the responsibilities, duties and liabilities of the Master Servicer under the Agreement and will be entitled to similar compensation arrangements. In the event that the Trustee would be obligated to succeed to all the responsibilities, duties and liabilities of the Master Servicer but is unwilling or unable so to act, it may appoint, or petition a court of competent jurisdiction for the appointment of, a housing and home finance institution or other mortgage loan or home equity loan servicer with all licenses and permits required to perform its obligations under the Agreement and having a net worth of at least [$50,000,000] and acceptable to the Certificate Insurer to act as successor to the Master Servicer under the Agreement. Pending such appointment, the Trustee will be obligated to act in such capacity unless prohibited by law. Such successor will be entitled to receive the same compensation that the Master Servicer would otherwise have received (or such lesser compensation as the Trustee and such successor may agree). A receiver or conservator for the Master Servicer may be empowered to prevent the termination and replacement of the Master Servicer if the only Event of Default that has occurred is an Insolvency Event.

AMENDMENT

         The Agreement may be amended from time to time by the Seller, the Master Servicer, and the Trustee and with the consent of the Certificate Insurer, but without the consent of the Certificateholders, to cure any ambiguity, to correct or supplement any provisions therein which may be inconsistent with any other provisions of the Agreement, to add to the duties of the Seller or the Master Servicer to comply with any requirements imposed by the Internal Revenue Code or any regulation thereunder, or to add or amend any provisions of the Agreement as required by the Rating Agencies in order to maintain or improve any rating of the Offered Certificates (it being understood that, after obtaining the ratings in effect on the Closing Date, neither the Seller, the Trustee, the Certificate Insurer nor the Master Servicer is obligated to obtain, maintain, or improve any such rating) or to add any other provisions with respect to matters or questions arising under the Agreement which shall not be inconsistent with the provisions of the Agreement; provided that such action will not, as evidenced by an opinion of counsel, materially and adversely affect the interests of any Certificateholder or the Certificate Insurer; provided, further, that any such amendment will not be deemed to materially and adversely affect the Certificateholders and no such opinion will be required to be delivered if the person requesting such amendment obtains a letter from the Rating Agencies stating that such amendment would not result in a downgrading of the then current rating of the Offered Certificates. The Agreement may also be amended from time to time by the Seller, the Master Servicer, and the Trustee, with the consent of Certificateholders evidencing at least 51% of the Percentage Interests of each Class affected thereby and the Certificate Insurer for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement or of modifying in any manner the rights of the Certificateholders, provided that no such amendment will (i) reduce in any manner the amount of, or delay the timing of, collections of payments on the Certificates or distributions or payments under the Policy which are required to be made on any Certificate without the consent of the Certificateholder or (ii) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the holders of all Offered Certificates then outstanding.

TERMINATION; PURCHASE OF MORTGAGE LOANS

         The Trust Fund will terminate on the Distribution Date following the later of (A) payment in full of all amounts owing to the Certificate Insurer unless the Certificate Insurer shall otherwise consent and (B) the earliest of
(i) the Distribution Date on which the Aggregate Class A Principal Balance has been reduced to zero, (ii) the final payment or other liquidation of the last Mortgage Loan in the Trust Fund, (iii) the optional purchase by the Master Servicer of the Mortgage Loans, as described below and (iv) the Distribution Date in [ ] on which date the Policy will be available to pay the outstanding Aggregate Class A Principal Balance of the Class A Certificates.

         Subject to provisions in the Agreement concerning adopting a plan of complete liquidation, the Master Servicer may, at its option, terminate the Agreement on any date on which the Pool Principal Balance is less than 5% of the sum of the Cut-Off Date Pool Principal Balance by purchasing, on the next succeeding Distribution Date, all of the outstanding Mortgage Loans at a price equal to the sum of the outstanding Pool Principal Balance (subject to reduction as provided in the Agreement if the purchase price is based [in part on the appraised value of any REO Property included in the Trust Fund and such appraised value is less than the Principal Balance of the related Mortgage
Loan) and accrued and unpaid interest thereon at the weighted average of the Loan Rates through the end of the Due Period preceding the final Distribution Date together with all amounts due and owing to the Certificate Insurer.]

         Any such purchase shall be accomplished by deposit into the Distribution Account of the purchase price specified above.

VOTING RIGHTS

         Under the Agreement, the voting rights (the "Voting Rights") will be allocated to the Class A Certificates among such Classes in proportion to their respective Class Principal Balances. Voting Rights allocated to a Class of Certificates will be further allocated among the Certificates of such Class on the basis of their respective Percentage Interests. [So long as no Insurer Default is continuing, the Certificate Insurer will be entitled to exercise the Voting Rights of the Class A Certificates].

THE TRUSTEE

         ________________________________________, has been named Trustee pursuant to the Agreement.

         The Trustee may have normal banking relationships with KeyBank and the Master Servicer.

         The Trustee may resign at any time, in which event KeyBank will be obligated to appoint a successor Trustee, as approved by the Certificate Insurer. KeyBank may also remove the Trustee if the Trustee ceases to be eligible to continue as such under the Agreement or if the Trustee becomes insolvent. Upon becoming aware of such circumstances, KeyBank will be obligated to appoint a successor Trustee, as approved by the Certificate Insurer. Any resignation or removal of the Trustee and appointment of a successor Trustee will not become effective until acceptance of the appointment by the successor Trustee.

         No holder of a Certificate will have any right under the Agreement to institute any proceeding with respect to the Agreement unless such holder previously has given to the Trustee written notice of default and unless Certificateholders holding Certificates evidencing at least 51% of the Percentage Interests in the Trust Fund have made written requests upon the Trustee to institute such proceeding in its own name as Trustee thereunder and have offered to the Trustee reasonable indemnity and the Trustee for 60 days has neglected or refused to institute any such proceeding. The Trustee will be under no obligation to exercise any of the trusts or powers vested in it by the Agreement or to make any investigation of matters arising thereunder or to institute, conduct or defend any litigation thereunder or in relation thereto at the request, order or direction of any of the Certificateholders, unless such Certificateholders have offered to the Trustee reasonable security or indemnity against the cost, expenses and liabilities which may be incurred therein or thereby.

                                USE OF PROCEEDS

         The net proceeds to be received from the sale of the Certificates will be applied by KeyBank towards general corporate purposes.

                        FEDERAL INCOME TAX CONSEQUENCES

         An election will be made to treat the Trust Fund as a "real estate mortgage investment conduit" ("REMIC") for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). In the opinion of Tax Counsel, the Class A Certificates will be designated as "regular interests" in the REMIC and the Class R Certificates will be designated as the sole class of residual interests in the REMIC. See "CERTAIN FEDERAL INCOME TAX CONSEQUENCES--Taxation of the REMIC and its Holders" in the Prospectus.

         The Offered Certificates generally will be treated as debt instruments issued by the REMIC for Federal income tax purposes. Income on such Certificates must be reported under an accrual method of accounting.

         The Offered Certificates may, depending on their issue price, be issued with original issue discount ("OID") for federal income tax purposes. Holders of such Certificates issued with OID will be required to include OID in income as it accrues under a constant yield method, in advance of the receipt of cash attributable to such income. The OID Regulations do not contain provisions specifically interpreting Code Section 1272(a)(6) which applies to prepayable securities such as the Offered Certificates. Until the Treasury issues guidance to the contrary, the Trustee intends to base its OID computation on Code Section 1272(a)(6) and the OID Regulations as described in the Prospectus. However, because no regulatory guidance currently exists under Code Section 1272(a)(6), there can be no assurance that such methodology represents the correct manner of calculating OID.
         The yield used to calculate accruals of OID with respect to the Offered Certificates with OID will be the original yield to maturity of such Certificates, determined by assuming that the Mortgage Loans will prepay in accordance with % of the Prepayment Assumption. No representation is made as to the actual rate at which the Mortgage Loans will prepay.

         Prepayments on mortgage loans are commonly measured relative to a prepayment standard or model. The Prepayment Assumption model used in this Prospectus is based on a Constant Prepayment Rate ("CPR"). CPR represents a constant rate of prepayment on the Mortgage Loans each month relative to the aggregate outstanding principal balance of the Mortgage Loans. CPR does not purport to be either an historical description of the prepayment experience of any pool of mortgage loans or a prediction of the anticipated rate of prepayment of any pool of mortgage loans, including the Mortgage Loans, and there is no assurance that the Mortgage Loans will prepay at the specified CPR. KeyBank does not make any representation about the appropriateness of the CPR model.

         In the opinion of Tax Counsel, the Offered Certificates will be treated as regular interests in a REMIC under section 860G of the Code. Accordingly, the Offered Certificates will be treated as (i) assets described in section 7701(a)(19)(C) of the Code, and (ii) "real estate assets" within the meaning of section 856(c)(4)(A) of the Code, in each case to the extent described in the Prospectus. Interest on the Offered Certificates will be treated as interest on obligations secured by mortgages on real property within the meaning of section 856(c)(3)(B) of the Code to the same extent that the Offered Certificates are treated as real estate assets. See "Certain Federal Income Tax Consequences" in the Prospectus.

BACKUP WITHHOLDING

         Certain Certificate Owners may be subject to backup withholding at the rate of 31% with respect to interest paid on the Offered Certificates if the Certificate Owners, upon issuance, fail to supply the Trustee or their broker with their taxpayer identification number, furnish an incorrect taxpayer identification number, fails to report interest, dividends, or other "reportable payments" (as defined in the Code) properly, or, under certain circumstances, fails to provide the Trustee or their broker with a certified statement, under penalty of perjury, that they are not subject to backup withholding.

         The Trustee will be required to report annually to the IRS, and to each Offered Certificateholder of record, the amount of interest paid (and OID accrued, if any) on the Offered Certificates (and the amount of interest withheld for Federal income taxes, if any) for each calendar year, except as to exempt holders (generally, holders that are corporations, certain tax-exempt organizations or nonresident aliens who provide certification as to their status as nonresidents). As long as the only "Class A Certificateholder" of record is Cede, as nominee for DTC, Certificate Owners and the IRS will receive tax and other information including the amount of interest paid on such Certificates owned from Participants and Indirect Participants rather than from the Trustee. (The Trustee, however, will respond to requests for necessary information to enable Participants, Indirect Participants and certain other persons to complete their reports.) Each non-exempt Certificate Owner will be required to provide, under penalty of perjury, a certificate on IRS Form W-9 containing his or her name, address, correct Federal taxpayer identification number and a statement that he or she is not subject to backup withholding. Should a nonexempt Certificate Owner fail to provide the required certification, the Participants or Indirect Participants (or the Paying Agent) will be required to withhold 31% of the interest (and principal) otherwise payable to the holder, and remit the withheld amount to the IRS as a credit against the holder's Federal income tax liability.

         Such amounts will be deemed distributed to the affected Certificate owner for all purposes of the Certificates, the Agreement and the Policy.

         Final regulations dealing with withholding tax on income paid to foreign persons, backup withholding and related matters (the "New Withholding Regulations") were issued by the Treasury Department on October 6, 1997. The New Withholding Regulations generally will be effective for payments made after December 31, 1999, subject to certain transition rules. Prospective Certificate Owners are strongly urged to consult their own tax advisors with respect to the New Withholding Regulations.

FEDERAL INCOME TAX CONSEQUENCES TO FOREIGN INVESTORS

         The following information describes the United States federal income tax treatment of holders that are not United States persons ("Foreign Investors"). The term "Foreign Investor" means any person other than (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity organized in or under the laws of the United States, any state thereof or the District of Columbia, (other than a partnership that is not treated as a United States person under any applicable Treasury regulations),
(iii) an estate the income of which is includible in gross income for United States federal income tax purposes, regardless of its source, (iv) a trust fund if a court within the United States is able to exercise primary supervision over the administration of the trust fund and one or more United States persons have authority to control all substantial decisions of the trust fund, or (v) certain trusts treated as United States persons before August 20, 1996 that elect to continue to be so treated to the extent provided in regulations.

         The Code and Treasury regulations generally subject interest paid to a Foreign Investor to a withholding tax at a rate of 30% (unless such rate were changed by an applicable treaty). The withholding tax, however, is eliminated with respect to certain "portfolio debt investments" issued to Foreign Investors. Portfolio debt investments include debt instruments issued in registered form for which the United States payor receives a statement that the beneficial owner of the instrument is a Foreign Investor. The Offered Certificates will be issued in registered form, therefore if the information required by the Code is furnished (as described below) and no other exceptions to the withholding tax exemption are applicable, no withholding tax will apply to the Offered Certificates.

         For the Offered Certificates to constitute portfolio debt investments exempt from the United States withholding tax, the withholding agent must receive from the Certificate Owner an executed IRS Form W-8 or similar form signed under penalty of perjury by the Certificate Owner stating that the Certificate Owner is a Foreign Investor and providing such Certificate Owner's name and address. The statement must be received by the withholding agent in the calendar year in which the interest payment is made, or in either of the two preceding calendar years.

         A Certificate Owner that is a nonresident alien or foreign corporation will not be subject to United States federal income tax on gain realized on the sale, exchange, or redemption of such Offered Certificate, PROVIDED that (i) such gain is not effectively connected with a trade or business carried on by the Certificate Owner in the United States, (ii) in the case of a Certificate Owner that is an individual, such Certificate Owner is not present in the United States for 183 days or more during the taxable year in which such sale, exchange or redemption occurs and (iii) in the case of gain representing accrued interest, the conditions described in the immediately preceding paragraph are satisfied.

         In addition, prospective Certificate Owners are strongly urged to consult their own tax advisors with respect to the New Withholding Regulations. See "CERTAIN FEDERAL INCOME TAX CONSEQUENCES - Backup Withholding".

                                  STATE TAXES

         KeyBank makes no representations regarding the tax consequences of purchase, ownership or disposition of the Offered Certificates under the tax laws of any state. Investors considering an investment in the Certificates should consult their own tax advisors regarding such tax consequences.

         All investors should consult their own tax advisors regarding the Federal, state, local or foreign income tax consequences of the purchase, ownership and disposition of the Certificates.

                              ERISA CONSIDERATIONS

         Any Plan fiduciary which proposes to cause a Plan to acquire any of the Offered Certificates should consult with its counsel with respect to the potential consequences under the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and the Code, of the Plan's acquisition and ownership of such Certificates. See "ERISA CONSIDERATIONS" in the Prospectus.

         The U.S. Department of Labor has granted to _________________________ (the "Underwriter") Prohibited Transaction Exemption _____ (the "Exemption") which exempts from the application of the prohibited transaction rules transactions relating to (1) the acquisition, sale and holding by Plans of certain certificates representing an undivided interest in certain asset-backed pass-through trusts, with respect to which _____________ or any of its affiliates is the sole underwriter or the manager or co-manager of the underwriting syndicate; and (2) the servicing, operation and management of such asset-backed pass-through trusts, PROVIDED that the general conditions and certain other conditions set forth in the Exemption are satisfied. The Exemption will apply to the acquisition, holding and resale of the Class A Certificates by a Plan, PROVIDED that certain conditions (certain of which are described below) are met.

         Among the conditions which must be satisfied for the Exemption to apply are the following:

                 (1) The acquisition of the Class A Certificates by a Plan is on terms (including the price for such Certificates) that are at least as favorable to the investing Plan as they would be in an arm's-length transaction with an unrelated party;

                 (2) The rights and interests evidenced by the Class A Certificates acquired by the Plan are not subordinated to the rights and interests evidenced by other certificates of the Trust Fund;

                 (3) The Class A Certificates acquired by the Plan have received a rating at the time of such acquisition that is in one of the three highest generic rating categories from S&P, Moody's, Duff & Phelps Credit Rating Co. or Fitch IBCA, Inc.;

                 (4) The sum of all payments made to and retained by the Underwriter in connection with the distribution of the Class A Certificates represents not more than reasonable compensation for underwriting such Certificates; the sum of all payments made to and retained by the Seller pursuant to the sale of the Mortgage Loans to the Trust Fund represents not more than the fair market value of such Mortgage Loans; the sum of all payments made to and retained by the Master Servicer represents not more than reasonable compensation for the Master Servicer's services under the Agreement and reimbursement of the Master Servicer's reasonable expenses in connection therewith;

                 (5) The Trustee is not an affiliate of any Underwriter, the Seller, the Master Servicer, the Certificate Insurer, any borrower whose obligations under one or more Mortgage Loans constitute more than 5% of the aggregate unamortized principal balance of the assets in the Trust Fund, or any of their respective affiliates; and

                 (6) The Plan investing in the Class A Certificates is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act of 1933, as amended.

         The Underwriter believes that the Exemption as amended will apply to the acquisition and holding of the Class A Certificates by Plans and that all conditions of the Exemption other than those within the control of the investors will be met.

         Any Plan fiduciary considering whether to purchase any Class A Certificates on behalf of a Plan should consult with its counsel regarding the applicability of the fiduciary responsibility and prohibited transaction provisions of ERISA and the Code to such investment. Among other things, before purchasing any Class A Certificates, a fiduciary of a Plan subject to the fiduciary responsibility provisions of ERISA or an employee benefit plan subject to the prohibited transaction provisions of the Code should make its own determination as to the availability of the exemptive relief provided in the Exemption, and also consider the availability of any other prohibited transaction exemptions.

                        LEGAL INVESTMENT CONSIDERATIONS

         The Offered Certificates will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA") so long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization and, as such, are legal investments for certain entities to the extent provided in SMMEA.

         Institutions whose investment activities are subject to review by federal or state regulatory authorities should consult with their counsel or the applicable authorities to determine whether an investment in the Offered Certificates complies with applicable guidelines, policy statements or restrictions. See "LEGAL INVESTMENT" in the Prospectus.

                                  UNDERWRITING

         Subject to the terms and conditions set forth in the underwriting agreement, dated ____________________ (the "Underwriting Agreement"), between KeyBank and ______________________ (the "Underwriter"), KeyBank has agreed to sell to the Underwriter and the Underwriter has agreed to purchase from KeyBank the Class A Certificates.

         Distributions of the Offered Certificates will be made from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale. Proceeds to KeyBank from the sale of the Offered Certificates will be approximately $ , plus accrued interest, before deducting expenses payable by KeyBank, estimated to be $ in the aggregate. In connection with the purchase and sale of the Offered Certificates, the Underwriter may be deemed to have received compensation from KeyBank in the form of underwriting discounts.

         KeyBank has been advised by the Underwriter that it presently intends to make a market in the Offered Certificates; however, it is not obligated to do so, any market-making may be discontinued at any time, and there can be no assurance that an active public market for the Offered Certificates will develop.

         The Underwriting Agreement provides that KeyBank will indemnify the Underwriter against certain civil liabilities, including liabilities under the Act.

                                    EXPERTS

                                  [----------]


                                 LEGAL MATTERS

         Certain legal matters with respect to the Class A Certificates will be passed upon for KeyBank by _____________________, and ___________________, and
for the Underwriter by ____________________.

                                    RATINGS

         It is a condition to the issuance of the Class A Certificates that they receive ratings of "AAA" by _______ and "Aaa" by ______ (each, a "Rating Agency" and together, the "Rating Agencies").

         A securities rating addresses the likelihood of the receipt by Class A Certificateholders of distributions on the Mortgage Loans. The rating takes into consideration the characteristics of the Mortgage Loans and the structural, legal and tax aspects associated with the Class A Certificates. The ratings on the Class A Certificates do not, however, constitute statements regarding the likelihood or frequency of prepayments on the Mortgage Loans or the possibility that Class A Certificateholders might realize a lower than anticipated yield.

         The ratings assigned to the Class A Certificates will depend primarily upon the creditworthiness of the Certificate Insurer. Any reduction in a rating assigned to the claims-paying ability of the Certificate Insurer below the ratings initially assigned to the Class A Certificates may result in a reduction of one or more of the ratings assigned to the Class A Certificates.

         A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each securities rating should be evaluated independently of similar ratings on different securities.

                             INDEX OF DEFINED TERMS

TERMS                                                                     PAGE

Aggregate Class A Principal Balance.......................................S-38
Agreement...........................................................S-13, S-51
Amount Available..........................................................S-46
Assignment Event..........................................................S-43
Available Funds...........................................................S-46
Balloon Loans.............................................................S-17
Beneficial owner..........................................................S-39
BIF.......................................................................S-44
Book-Entry Certificates...................................................S-39
Business Day..............................................................S-51
Capitalized Interest Account..............................................S-53
Cede......................................................................S-69
CEDEL.....................................................................S-39
CEDEL Participants........................................................S-40
Certificate Insurer.......................................................S-12
Certificate Owners........................................................S-39
Certificate Rate..........................................................S-48
Certificate Register......................................................S-46
Certificate Registrar.....................................................S-46
Certificateholder...................................................S-38, S-39
Certificates..............................................................S-38
Chemical..................................................................S-39
Citibank..................................................................S-39
Civil Relief Act Interest Shortfalls......................................S-56
Class.....................................................................S-38
Class A Certificateholder.................................................S-61
Class A Monthly Principal Distributable Amount......................S-48, S-49
Class A Principal Balance.................................................S-38
Class A Principal Carryover Shortfall.....................................S-49
Class A Principal Distribution............................................S-49
Class A-1 Certificates....................................................S-38
Class A-2 Certificates....................................................S-38
Class A-3 Certificates....................................................S-38
Class A-4 Certificates....................................................S-38
Class A-5 Certificates....................................................S-38
Class A-6 Certificates....................................................S-38
Class A-6 Interest Carryover..............................................S-47
Class Interest Carryover Shortfall........................................S-48
Class Interest Distribution...............................................S-48
Class Monthly Interest Distributable Amount...............................S-48
Class R Certificates......................................................S-38
Closing Date..............................................................S-42
Code................................................................S-43, S-60
Collection Account........................................................S-44
Cooperative...............................................................S-41
CPR.................................................................S-34, S-61
Cut-Off Date..............................................................S-16
Cut-Off Date Principal Balance............................................S-17
Cut-Off Date Pool Principal Balance.......................................S-16
Defective Mortgage Loans..................................................S-44
Deficiency Amount.........................................................S-51
Definitive Certificate....................................................S-39
Determination Date........................................................S-43
Distributable Excess Spread...............................................S-49
Distribution Account......................................................S-44
Distribution Date.........................................................S-46
DTC.......................................................................S-39
Due Period................................................................S-50
Eligible Account..........................................................S-44
Eligible Investments......................................................S-44
Eligible Substitute Mortgage Loan.........................................S-43
ERISA.....................................................................S-63
Euroclear.................................................................S-39
Euroclear Operator........................................................S-41
Euroclear Participants....................................................S-41
European Depositaries.....................................................S-39
Events of Default.........................................................S-58
Excess Spread.............................................................S-50
Exemption.................................................................S-63
Financial Intermediary....................................................S-39
Fiscal Agent..............................................................S-51
Fitch.....................................................................S-13
Foreign Investor..........................................................S-62
Foreign Investors.........................................................S-62
Funding Period............................................................S-53
GAAP......................................................................S-12
Global Securities.........................................................S-69
Certificates..............................................................S-38
Guaranteed Principal Amount.........................................S-51, S-52
Insolvency Event..........................................................S-58
Insured Payment...........................................................S-52
Insurer Default...........................................................S-50
Interest Period...........................................................S-48
KeyBank...................................................................S-12
LIBOR Rate................................................................S-48
Liquidated Mortgage Loan..................................................S-50
Loan Rate.................................................................S-17
Loan-to-Value Ratio.................................................S-20, S-28
Loss Pay of Clause........................................................S-14
Master Servicer...........................................................S-13
Master Servicing Fee......................................................S-56
Master Servicing Fee Rate.................................................S-56
Monthly Advance...........................................................S-45
Moody's...................................................................S-13
Mortgage Clause...........................................................S-14
Mortgage File.............................................................S-42
Mortgage Loan Schedule....................................................S-42
Mortgage Loans............................................................S-16
Mortgage Pool.............................................................S-16
Mortgaged Properties......................................................S-17
Net Funds Cap.............................................................S-48
New Withholding Regulations...............................................S-62
Nonrecoverable Advance....................................................S-45
Notice....................................................................S-52
Offered Certificates......................................................S-38
OID.......................................................................S-60
Owner.....................................................................S-52
Percentage Interest.......................................................S-39
Policy....................................................................S-38
Pool Principal Balance....................................................S-17
Preference Amount.........................................................S-52
Pre-Funded Amount.........................................................S-53
Pre-Funding Account.......................................................S-53
Prepayment Assumption.....................................................S-34
Principal Balance.........................................................S-16
Prospectus................................................................S-24
Prospectus Supplement.....................................................S-16
Purchase Price............................................................S-43
Rating Agency.............................................................S-65
Rating Agencies...........................................................S-65
Related Documents.........................................................S-42
Relevant Depositary.......................................................S-39
REMIC...............................................................S-43, S-60
Rules.....................................................................S-39
SAIF......................................................................S-44
SAP.......................................................................S-12
S&P.......................................................................S-13
Seller....................................................................S-13
Servicing Advance.........................................................S-45
SMMEA.....................................................................S-64
STIFS.....................................................................S-45
Subsequent Transfer Date..................................................S-24
Subservicer...............................................................S-13
Substitution Adjustment...................................................S-43
Successor Master Servicer.................................................S-58
Terms and Conditions......................................................S-41
Trust Fund................................................................S-38
Trustee...................................................................S-50
U.S. Person...............................................................S-72
Underwriter.........................................................S-63, S-64
Underwriting Agreement....................................................S-64
Voting Rights.............................................................S-60
Weighted average life.....................................................S-34

                                    ANNEX I

         GLOBAL CLEARANCE, SETTLEMENT AND TAX DOCUMENTATION PROCEDURES

         Except in certain limited circumstances, the globally offered [ ] Home Equity Loan Asset-Backed Certificates, Series 199___ (the "Global Securities") will be available only in book-entry form. Investors in the Global Securities may hold such Global Securities through any of DTC, CEDEL or Euroclear. The Global Securities will be tradeable as home market instruments in both the European and U.S. domestic markets. Initial settlement and all secondary trades will settle in same-day funds.

         Secondary market trading between investors holding Global Securities through CEDEL and Euroclear will be conducted in the ordinary way in accordance with their normal rules and operating procedures and in accordance with conventional eurobond practice (i.e., seven calendar day settlement).

         Secondary market trading between investors holding Global Securities through DTC will be conducted according to the rules and procedures applicable to U.S. corporate debt obligations and prior Mortgage Pass-Through Certificates issues.

         Secondary cross-market trading between CEDEL or Euroclear and DTC Participants holding Certificates will be effected on a delivery-against-payment basis through the respective Depositaries of CEDEL and Euroclear (in such capacity) and as DTC Participants.

         Non-U.S. holders (as described below) of Global Securities will be subject to U.S. withholding taxes unless such holders meet certain requirements and deliver appropriate U.S. tax documents to the securities clearing organizations or their participants.

INITIAL SETTLEMENT

         All Global Securities will be held in book-entry form by DTC in the name of Cede & Co. ("Cede") as nominee of DTC. Investors' interests in the Global Securities will be represented through financial institutions acting on their behalf as direct and indirect Participants in DTC. As a result, CEDEL and Euroclear will hold positions on behalf of their participants through their respective Depositaries, which in turn will hold such positions in accounts as DTC Participants.

         Investors electing to hold their Global Securities through DTC will follow the settlement practices applicable to prior Mortgage Pass-Through Certificates issues. Investor securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

         Investors electing to hold their Global Securities through CEDEL or Euroclear accounts will follow the settlement procedures applicable to conventional eurobonds, except that there will be no temporary global security and no "lock-up" or restricted period. Global Securities will be credited to the securities custody accounts on the settlement date against payment in same-day funds.

SECONDARY MARKET TRADING

         Since the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser's and seller's accounts are located to ensure that settlement can be made on the desired value date.

         TRADING BETWEEN DTC PARTICIPANTS. Secondary market trading between DTC Participants will be settled using the procedures applicable to prior Mortgage Pass-Through Certificates issues in same-day funds.

         TRADING BETWEEN CEDEL AND/OR EUROCLEAR PARTICIPANTS. Secondary market trading between CEDEL Participants or Euroclear Participants will be settled using the procedures applicable to conventional eurobonds in same-day funds.

         TRADING BETWEEN DTC SELLER AND CEDEL OR EUROCLEAR PURCHASER. When Global Securities are to be transferred from the account of a DTC Participant to the account of a CEDEL Participant or a Euroclear Participant, the purchaser will send instructions to CEDEL or Euroclear through a CEDEL Participant or Euroclear Participant at least one business day prior to settlement. CEDEL or Euroclear will instruct the respective Depositary, as the case may be, to receive the Global Securities against payment. Payment will include interest accrued on the Global Securities from and including the last coupon payment date to and excluding the settlement date, on the basis of either the actual number of days in such accrual period and a year assumed to consist of 360 days or a 360-day year of 12 30-day months as applicable to the related class of Global Securities. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. Payment will then be made by the respective Depositary of the DTC Participant's account against delivery of the Global Securities. After settlement has been completed, the Global Securities will be credited to the respective clearing system and by the clearing system, in accordance with its usual procedures, to the CEDEL Participant's or Euroclear Participant's account. The securities credit will appear the next day (European time) and the cash debt will be back-valued to, and the interest on the Global Securities will accrue from, the value date (which would be the preceding day when settlement occurred in New York). If settlement is not completed on the intended value date (i.e., the trade fails), the CEDEL or Euroclear cash debt will be valued instead as of the actual settlement date.

         CEDEL Participants and Euroclear Participants will need to make available to the respective clearing systems the funds necessary to process same-day funds settlement. The most direct means of doing so is to preposition funds for settlement, either from cash on hand or existing lines of credit, as they would for any settlement occurring within CEDEL or Euroclear. Under this approach, they may take on credit exposure to CEDEL or Euroclear until the Global Securities are credited to their accounts one day later.

         As an alternative, if CEDEL or Euroclear has extended a line of credit to them, CEDEL Participants or Euroclear Participants can elect not to preposition funds and allow that credit line to be drawn upon the finance settlement. Under this procedure, CEDEL Participants or Euroclear Participants purchasing Global Securities would incur overdraft charges for one day, assuming they cleared the overdraft when the Global Securities were credited to their accounts. However, interest on the Global Securities would accrue from the value date. Therefore, in many cases the investment income on the Global Securities earned during that one-day period may substantially reduce or offset the amount of such overdraft charges, although this result will depend on each CEDEL Participant's or Euroclear Participant's particular cost of funds.

         Since the settlement is taking place during New York business hours, DTC Participants can employ their usual procedures for sending Global Securities to the respective European Depositary for the benefit of CEDEL Participants or Euroclear Participants. The sale proceeds will be available to the DTC seller on the settlement date. Thus, to the DTC Participants a cross-market transaction will settle no differently than a trade between two DTC Participants.

         TRADING BETWEEN CEDEL OR EUROCLEAR SELLER AND DTC PURCHASER. Due to time zone differences in their favor, CEDEL Participants and Euroclear Participants may employ their customary procedures for transactions in which Global Securities are to be transferred by the respective clearing system, through the respective Depositary, to a DTC Participant. The seller will send instructions to CEDEL or Euroclear through a CEDEL Participant or Euroclear Participant at least one business day prior to settlement. In these cases CEDEL or Euroclear will instruct the respective Depositary, as appropriate, to deliver the Global Securities to the DTC Participant's account against payment. Payment will include interest accrued on the Global Securities from and including the last coupon payment to and excluding the settlement date on the basis of either the actual number of days in such accrual period and a year assumed to consist of 360 days or a 360-day year of 12 30-day months as applicable to the related class of Global Securities. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. The payment will then be reflected in the account of the CEDEL Participant or Euroclear Participant the following day, and receipt of the cash proceeds in the CEDEL Participant's or Euroclear Participant's account would be back-valued to the value date (which would be the preceding day, when settlement occurred in New York). Should the CEDEL Participant or Euroclear Participant have a line of credit with its respective clearing system and elect to be in debt in anticipation of receipt of the sale proceeds in its account, the back-valuation will extinguish any overdraft incurred over that one-day period. If settlement is not completed on the intended value date (i.e., the trade fails), receipt of the cash proceeds in the CEDEL Participant's or Euroclear Participant's account would instead be valued as of the actual settlement date.

         Finally, day traders that use CEDEL or Euroclear and that purchase Global Securities from DTC Participants for delivery to CEDEL Participants or Euroclear Participants should note that these trades would automatically fail on the sale side unless affirmative action were taken. At least three techniques should be readily available to eliminate this potential problem:

         (a) borrowing through CEDEL or Euroclear for one day (until the purchase side of the day trade is reflected in their CEDEL or Euroclear accounts) in accordance with the clearing system's customary procedures;

         (b) borrowing the Global Securities in the U.S. from a DTC Participant no later than one day prior to settlement, which would give the Global Securities sufficient time to be reflected in their CEDEL or Euroclear account in order to settle the sale side of the trade; or

         (c) staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the DTC Participant is at least one day prior to the value date for the sale to the CEDEL Participant or Euroclear Participant.

CERTAIN U.S. FEDERAL INCOME TAX DOCUMENTATION REQUIREMENTS

         A beneficial owner of Global Securities holding securities through CEDEL or Euroclear (or through DTC if the holder has an address outside the U.S.) will be subject to the 30% U.S. withholding tax that generally applies to payments of interest (including original issue discount) on registered debt issued by U.S. Persons, unless (i) each clearing system, bank or other financial institution that holds customers' securities in the ordinary course of its trade or business in the chain of intermediaries between such beneficial owner and the U.S. entity required to withhold tax complies with applicable certification requirements and (ii) such beneficial owner takes one of the following steps to obtain an exemption or reduced tax rate:

         EXEMPTION FOR NON-U.S. PERSONS (FORM W-8). Beneficial owners of Global Securities that are non-U.S. Persons can obtain a complete exemption from the withholding tax by filing a signed Form W-8 (Certificate of Foreign Status). If the information shown on Form W-8 changes, a new Form W-8 must be filed within 30 days of such change.

         EXEMPTION FOR NON-U.S. PERSONS WITH EFFECTIVELY CONNECTED INCOME (FORM
4224). A non-U.S. Person, including a non-U.S. corporation or bank with a U.S. branch, for which the interest income is effectively connected with its conduct of a trade or business in the United States, can obtain an exemption from the withholding tax by filing Form 4224 (Exemption from Withholding of Tax on Income Effectively Connected with the Conduct of a Trade or Business in the United States).

         EXEMPTION OR REDUCED RATE FOR NON-U.S. PERSONS RESIDENT IN TREATY COUNTRIES (FORM 1001). Non-U.S. Persons that are Certificate Owners residing in a country that has a tax treaty with the United States can obtain an exemption or reduced tax rate (depending on the treaty terms) by filing Form 1001 (Ownership, Exemption or Reduced Rate Certificate). If the treaty provides only for a reduced rate, withholding tax will be imposed at that rate unless the filer alternatively files Form W-8. Form 1001 may be filed by the Certificate Owners or his agent.

         EXEMPTION FOR U.S. PERSONS (FORM W-9). U.S. Persons can obtain a complete exemption from the withholding tax by filing Form W-9 (Payer's Request for Taxpayer Identification Number and Certification).

         U.S. FEDERAL INCOME TAX REPORTING PROCEDURE. The Certificate Owner of a Global Security or, in the case of a Form 1001 or a Form 4224 filer, his agent, files by submitting the appropriate form to the person through whom it holds (the clearing agency, in the case of persons holding directly on the books of the clearing agency). Form W-8 and Form 1001 are effective for three calendar years and Form 4224 is effective for one calendar year.

         The term "U.S. Person" means (i) a citizen or resident of the United States, (ii) a corporation or partnership organized in or under the laws of the United States, any state thereof or the District of Columbia, (iii) an estate the income of which is includible in gross income for United States tax purposes, regardless of its source, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States trustees have authority to control all substantial decisions of the trust. This summary does not deal with all aspects of U.S. Federal income tax withholding that may be relevant to foreign holders of the Global Securities. Investors are advised to consult their own tax advisors for specific tax advice concerning their holding and disposing of the Global Securities.

                                [ ] HOME EQUITY
                               LOAN TRUST 199_-_

                                 $-------------



                   $ _________ Class A-1 _____% Certificates
                   $ _________ Class A-2 _____% Certificates
                   $ _________ Class A-3 _____% Certificates
                   $ _________ Class A-4 _____% Certificates
                   $ _________ Class A-5 _____% Certificates


                                HOME EQUITY LOAN
                           ASSET-BACKED CERTIFICATES
                                 SERIES 199_-_


                         KEYBANK NATIONAL ASSOCIATION,
                                   AS SELLER

                                                        [ ]
                               AS MASTER SERVICER

         Until [Date], all dealers selling the Class A Certificates will deliver a prospectus supplement and prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters of the Class A Certificates and with respect to their unsold allotments or subscriptions.

         You should rely only on the information contained or incorporated by reference in this prospectus supplement and the accompanying prospectus. We have not authorized anyone to provide you with different information.

         We are not offering the Class A Certificates in any state where the offer is not permitted.

         We do not claim that the information in this prospectus supplement and prospectus is accurate as of any date other than the dates stated on the respective covers.

                             PROSPECTUS SUPPLEMENT
                                 ________, 199_

-------------------------------------------------------------------------------



                                  UNDERWRITER

                                                               [ALTERNATE PAGE]

                   SUBJECT TO COMPLETION, DATED JULY 2, 1999

To Prospectus dated _____________
                           $___________ (approximate)
                       [ ] HOME EQUITY LOAN TRUST 199_-_

           HOME EQUITY LOAN ASSET-BACKED CERTIFICATES, SERIES 199_-_


          [                   ]                   KEYBANK NATIONAL ASSOCIATION
           as Master Servicer                                 as Seller



THE TRUST

o        will issue [5] classes of senior Class A Certificates

o        will issue a single Residual Certificate

o        will make a REMIC election for federal income tax purposes


THE CERTIFICATES

o represent the entire beneficial interest in a trust, whose assets are a pool of closed-end fixed rate first and second lien mortgage loans

o        currently have no trading market

o        are not guaranteed

o are obligations of the trust only and are not obligations of the seller and master servicer or their affiliates


CREDIT ENHANCEMENT

o will be provided in the form of [overcollateralization] and an irrevocable and unconditional certificate guaranty insurance policy issued by [certificate insurer]

REVIEW THE INFORMATION IN "RISK FACTORS" ON PAGE S-9 AND ON PAGE 2 IN THE PROSPECTUS.

o For complete information about the Class A Certificates, read both this prospectus supplement and the prospectus.
o [____________], the Underwriter, will buy the Class A Certificates from KeyBank National Association at a price equal to ________ of their face value. The Underwriter will sell the Class A Certificates from time to time in negotiated transactions.

         This Prospectus Supplement and the Prospectus to which it relates are to be used by McDonald Investments Inc., a KeyCorp. Company and an affiliate of the Seller, in connection with offers and sales related to market-making transactions in the securities in which it acts as principal and/or agent. Sales will be made at prices related to the prevailing prices at the time of sale.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE

                                  UNDERWRITER
         ___________, 199_

                                                               [ALTERNATE PAGE]

                              PLAN OF DISTRIBUTION

         This Prospectus Supplement and the Prospectus to which it relates are to be used by McDonald Investments Inc., a KeyCorp Company and an affiliate of the Seller ("McDonald"), or its successors, in connection with offers and sales related to market-making transactions in the Securities in which McDonald acts as principal. McDonald may also act as agent in such transactions. Sales will be made at prices related to prevailing prices at the time of sale. Any obligations of McDonald are the sole obligations of McDonald and do not create any obligations on the part of any affiliate of McDonald.



The information in this prospectus supplement is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.




                                    SUBJECT TO COMPLETION, DATED JULY 2, 1999
Prospectus Supplement dated ________ __, ____
To Prospectus dated _________ __, ____


                                  $----------
                       [ ] HOME EQUITY LOAN TRUST ____-_
           Home Equity Loan Asset-Backed Certificates, Series ____-_



               [               ]             KeyBank National Association,
                  as Servicer                        as Transferor

             Principal   Certificate     Price to Public     Underwriting      Proceeds to the
              Balance       Rate               (1)           Discount (2)      Transferor (3)
             ---------   -----------     ---------------     -------------     ----------------

Class        $                %                 %                 %                   %

Total        $               N/A          $                  $                 $



    (1) Plus accrued interest, if any, at the Certificate Rate from _____________, _____.
    (2) The Transferor has agreed to indemnify the Underwriter against certain liabilities, including liabilities under the Securities Act of 1933.
    (3) Before deducting expenses, payable by the Transferor, estimated to be $____________.


THE CERTIFICATES

o represent the entire beneficial interest in a trust, whose assets are a pool of (1) home equity revolving credit line loans secured primarily by [second liens] on residential properties that are primarily one- to four-family properties, and (2) home improvement installment sales contracts and installment loan agreements.

o   currently have no trading market

o are obligations of the trust only and are not obligations of the transferor and the master servicer or its affiliates


CREDIT ENHANCEMENT

o   [Letter of Credit] [Surety Bond]


REVIEW THE INFORMATION IN RISK FACTORS ON PAGE S-9 OF THIS PROSPECTUS SUPPLEMENT AND ON PAGE 2 IN THE PROSPECTUS.

For complete information about the Home Equity Loan Asset-Backed Certificates, Series ____-_, read both this prospectus supplement and the prospectus. This prospectus supplement must be accompanied by a prospectus if it is being used to offer and sell the certificates.


Neither the Securities Exchange Commission or any state securities commission has approved or disapproved of these certificates or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

                                 [Underwriter]

         You should rely only on the information contained or incorporated by reference in this prospectus supplement and the accompanying prospectus. We have not authorized anyone to provide you with different information.

         We are not offering the Home Equity Loan Asset-Backed Certificates, Series ____-_ in any state where the offer is not permitted.

         We do not claim that the information in this prospectus supplement and prospectus is accurate as of any date other than the dates stated on the respective covers.

         Dealers will deliver a prospectus supplement and prospectus when acting as underwriters of the Home Equity Loan Asset-Backed Certificates, Series ____-_ and with respect to their unsold allotments or subscriptions. In addition, all dealers selling Home Equity Loan Asset-Backed Certificates, Series ____-_ will be required to deliver a prospectus supplement and prospectus for ninety days following the date of this prospectus supplement.

                                                                           PAGE
                             PROSPECTUS SUPPLEMENT
SUMMARY.....................................................................S-3
RISK FACTORS................................................................S-9
THE [LETTER OF CREDIT] [SURETY BOND] ISSUER................................S-10
THE HOME EQUITY LINE OF CREDIT LENDING PROGRAM.............................S-10
THE MASTER SERVICER........................................................S-11
THE HELOCS.................................................................S-15
PREPAYMENT AND YIELD CONSIDERATIONS........................................S-16
DESCRIPTION OF THE CERTIFICATES............................................S-18
USE OF PROCEEDS............................................................S-29
LEGAL INVESTMENT CONSIDERATIONS............................................S-29
ERISA CONSIDERATIONS.......................................................S-29
UNDERWRITING...............................................................S-30
LEGAL MATTERS..............................................................S-31
RATING.....................................................................S-31
INDEX OF DEFINED TERMS.....................................................S-32

                                   PROSPECTUS
RISK FACTORS..........................................................    2
DESCRIPTION OF THE SECURITIES.........................................    5
THE TRUSTS............................................................   10
ENHANCEMENTS..........................................................   17
SERVICING OF LOANS....................................................   19
THE AGREEMENTS........................................................   26
CUSTODY RECEIPTS; CUSTODY AGREEMENTS..................................   38
CERTAIN LEGAL ASPECTS OF LOANS........................................   41
THE TRANSFEROR........................................................   52
USE OF PROCEEDS.......................................................   53
CERTAIN FEDERAL INCOME TAX CONSIDERATIONS.............................   53
STATE TAX CONSIDERATIONS..............................................   78
ERISA CONSIDERATIONS..................................................   79
LEGAL INVESTMENT......................................................   83
RATINGS...............................................................   83
PLAN OF DISTRIBUTION..................................................   83
LEGAL MATTERS.........................................................   84
AVAILABLE INFORMATION.................................................   84

                                    SUMMARY

         This summary highlights selected information from this document and does not contain all of the information that you need to consider in making your investment decision. To understand all of the terms of the offering of the certificates, read carefully this entire document and the accompanying prospectus.

         This summary provides an overview of certain calculations, cash flows and other information to aid your understanding and is qualified by the full description of these calculations, cash flows and other information in this prospectus supplement and the accompanying prospectus.


                                                               LAST SCHEDULED
  CERTIFICATE CLASS   INTEREST RATE     PRINCIPAL BALANCE     DISTRIBUTION DATE1

                                          $



         1 We expect the actual last distribution date for each certificate will be significantly earlier its last scheduled distribution date.


THE TRUST

   [ ] Home Equity Loan Trust ____-_ will be formed on _________ __, ____ by KeyBank National Association, [servicer] and [trustee]. KeyBank National Association [the Transferor] will sell the mortgage loans to the trust. [Trustee] will act as trustee for the benefit of the securityholders.

CERTIFICATES OFFERED

     On the closing date, __________ __, ____, the trust will issue the certificates. Each certificate represents an undivided interest in the trust. KeyBank National Association will hold the remaining undivided interest in the trust not represented by the certificates.

     The certificates will be offered for purchase in denominations of [$1,000] and integral multiples thereof.

REGISTRATION OF CERTIFICATES

     We will issue the certificates in book-entry form. You will hold your interests through a depository. While the certificates are book-entry they will be registered in the name of the depository. The limited circumstances under which definitive certificates will replace the book-entry certificates are described in this prospectus supplement.

TRUST PROPERTY

     The trust property is held by the trustee for the benefit of the certificateholders. The trust property includes:

     o a pool of home equity loans, the "mortgage loans," which are secured primarily by [second liens] on primarily one- to four-family residential properties.

     o payments on the mortgage loans received on and after [the cut-off date].

     o any additions to the loan balances on the mortgage loans during the life of the trust. The mortgage loans arise under home equity lines of credit, or "HELOCs". Principal amounts may be drawn down by the borrower under the HELOC from time to time, subject to the borrower's credit limit. The draws are funded by the [bank][servicer][transferor]. A borrower may repay principal at any time.

     o  the [deed of trust] [mortgage] related to each mortgage loan.

     o property that secured a mortgage loan which has been acquired by foreclosure or deed in lieu of foreclosure.

     o  the benefits of the [Letter of Credit][Surety Bond].

     o rights of the Transferor under any hazard insurance policies covering the mortgaged properties.

THE MORTGAGE LOANS

     On [the closing date], the trust will acquire the pool of mortgage loans. The information below is based on the pool as it existed on [the cut-off date] of $__________. The mortgage loans have the following characteristics as of [the cut-off date]:

     o  number of mortgage loans:

     o  aggregate principal balance: $

     o mortgaged property location: __states other than __% of mortgaged properties located in [state], no state represents more than ___% of the mortgage loans, by loan balance

     o maximum combined loan to value ratio at origination: ____% (based on credit limit)

     o  weighted average combined loan-to-value ratio: ____% (approximate)

     o  combined loan-to-value ratio range: ____% to ____% (approximate)

     o  loan balance range: $____ to $____________

     o  credit limit range $___________ to $__________ (approximate)

     o  mortgage loan origination range from __________ to __________, ____

     o  weighted average loan utilization rate: ___% (approximate)

     o  average loan balance: $____________

     o  maximum principal balance: $_________

     o  interest rates range: ____% to ____%

     o  weighted average interest rate: ____% (approximate)

     o weighted average remaining term to stated maturity, based on principal balance: ____ months (approximate)

     o  term to stated maturity range: __ months to __ months

     o  last maturity date:

     o  average credit limit: $_________

     o [use and type of each mortgaged property: ____% owner occupied; ____% second vacation home;

     o  [____% first priority and ____% second priority lien]


     WE REFER YOU TO "THE HOME EQUITY LENDING PROGRAM"; AND "THE HELOCS"; IN THIS PROSPECTUS SUPPLEMENT AND "CERTAIN LEGAL ASPECTS OF
     LOANS--APPLICABILITY OF USURY LAWS" IN THE PROSPECTUS.

INTEREST ON THE MORTGAGE LOANS

     Interest on each mortgage loan is payable monthly and computed on the average daily outstanding loan balance for each billing cycle at a variable rate per annum (subject to minimum and maximum rates, including applicable usury limitations) equal to the sum of

     (1) the [index], and

     (2) a margin, currently __%.

     Principal amounts may be drawn down by the borrower under the HELOC from time to time, subject to the borrower's credit limit. A borrower may repay principal at any time.

     WE REFER YOU TO ""THE HOME EQUITY LENDING PROGRAM--HELOC TERMS" IN THIS PROSPECTUS SUPPLEMENT AND "CERTAIN LEGAL ASPECTS OF LOANS-APPLICABILITY OF USURY LAWS" IN THE PROSPECTUS.

SERVICER

     The servicer of the mortgage loans and the private securities will be [_______ ].

     WE REFER YOU TO "SERVICING OF THE MORTGAGE LOANS--THE SERVICER."

SERVICING

     The servicer will be responsible for servicing, managing and making collections on the mortgage loans. The servicer will receive a monthly servicing fee equal to, on an annualized basis, __% of the pool balance. The servicer will also be entitled to certain other amounts as servicing compensation from the trust.

     WE REFER YOU TO "DESCRIPTION OF THE CERTIFICATES--DISTRIBUTIONS ON THE CERTIFICATES"; AND "SERVICING OF THE MORTGAGE LOANS--SERVICING COMPENSATION AND PAYMENT OF EXPENSES."

     In certain limited circumstances, the servicer may resign or be removed, in which event either the trustee or a third-party servicer will be appointed as successor servicer.

     WE REFER YOU TO "SERVICING OF LOANS--CERTAIN MATTERS REGARDING THE SERVICER" AND "THE AGREEMENTS--EVENTS of DEFAULT; RIGHTS UPON EVENTS OF DEFAULT" IN THE PROSPECTUS.

COLLECTIONS

     The servicer will allocate collections received on the trust property as either interest collections or principal collections. All such amounts will then be allocated in accordance with the interests of the certificateholders, based on the investor interest, and the interests of the transferor based on the transferor interest.

     WE REFER YOU TO "DESCRIPTION OF THE CERTIFICATES--PAYMENTS ON MORTGAGE LOANS; DEPOSITS TO COLLECTION ACCOUNT" HEREIN AND "SERVICING OF LOANS--DEPOSITS TO AND WITHDRAWALS FROM THE COLLECTION ACCOUNT" IN THE PROSPECTUS.

DISTRIBUTION OF CERTIFICATEHOLDERS

     You are entitled to receive monthly payments of interest at the certificate rate, and monthly payments of principal during the amortization period. These payments will be funded from a percentage of the payments received with respect to the mortgage loans, in certain circumstances, from draws on the [letter of credit] [surety bond.]

     The distribution date will be the ____ day of each month, or if the ____ day is not a business day the next business day, starting with __________ __, ____.

     WE REFER YOU TO "DESCRIPTION OF THE CERTIFICATES" IN THIS PROSPECTUS SUPPLEMENT AND "DESCRIPTION OF THE SECURITIES" IN THE PROSPECTUS.

     Payments to you of principal will be based on the investor interest in the trust. The investor interest is the aggregate undivided interest in the trust represented by the certificates and will initially represent $___________ of principal. The investor interest will decline as principal is paid to the certificateholders during the amortization period, except as described in this prospectus supplement. The transferor will hold the transferor interest which represents the remaining undivided interest in the trust not represented by the certificates.

     On the ______ business day, but no later than the ______ calendar day, of each month, the servicer will calculate, and instruct the trustee regarding, the amounts to be paid to you.

     The pool balance is the aggregate amount of the loan balances for the mortgage loans, including the additional balances. The pool balance will fluctuate from day to day because the amount of draws by borrowers and the amount of principal payments by borrowers will usually differ on each day. Because the transferor interest represents the interest in the trust not represented by the certificates, the amount of the transferor interest will fluctuate from day to day as draws are made and principal is paid under the mortgage loans.

     [The interest in the loan balances represented by the certificates will never exceed the aggregate certificate principal balance. If, for example, draws by borrowers under the HELOCs causes the aggregate loan balance held by the trust to exceed the aggregate certificate balance, the excess will be part of the transferor interest.]

INTEREST

     Interest will be distributed monthly on the distribution date, starting on __________ __, ____. Interest will accrue during the period starting on the preceding distribution date (or in the case of the first distribution date, from the closing date) through the day preceding the current distribution date on the basis of the [actual number of days in the interest period and a 360-day year].

     Interest payments will be funded from the portion of the interest collections collected during the immediately preceding calendar month (or, in the case of the initial distribution date, the period from _____________, ___ through the last day of the calendar month immediately preceding such distribution date) allocable to the investor interest and, if necessary from draws on the [Letter of Credit] [Surety Bond].

     WE REFER YOU TO "DESCRIPTION OF THE SECURITIES" AND "RISK FACTORS--LIMITS ON CREDIT ENHANCEMENT" IN THe PROSPECTUS.

PAYMENTS OF PRINCIPAL; REVOLVING PERIOD

     You will not be entitled to receive payments of principal during the revolving period. The revolving period is expected to last from the closing date through __________ __, ____. The revolving period will terminate earlier if an early amortization event occurs. In order to maintain the certificate principal balance at $__________ (except in certain limited circumstances) during the revolving period, principal collections allocable to the investor interest will be paid to the transferor rather than the certificateholders. During the revolving period the certificateholders will maintain the same investor interest in the trust. Unless earlier terminated by the occurrence of an early amortization event, the revolving period will end on -----------.

     WE REFER YOU TO "DESCRIPTION OF THE CERTIFICATES."

PRINCIPAL PAYMENTS; AMORTIZATION PERIOD

     During the amortization period the principal collections allocated to the investor interest will be paid to you and will no longer be paid to the transferor. The amortization period will begin __________ __, ____ or, if prior to that date an early amortization event occurs, ____________. The amortization period will end when the certificate principal balance has been reduced to zero or when the trust terminates. The distributions of principal collections will be made monthly on each distribution date starting on the distribution date in the month following the month in which the amortization period commences.

     Payments to you of principal will be based on the investor interest in the trust. The investor interest is the aggregate undivided interest in the trust represented by the certificates and will initially represent $___________ of principal. The investor interest will decline as principal is paid to the certificateholders during the amortization period, except as described in the prospectus supplement.

     WE REFER YOU TO "DESCRIPTION OF THE CERTIFICATES--EARLY AMORTIZATION EVENTS" for a discussion of the events which might lead to the early commencement of the amortization period.

     On each distribution date you will be entitled to receive an amount equal to the investor percentage multiplied by the principal collections received during the preceding calendar month. On the last day of the revolving period, the trustee will determine the "investor percentage". The investor percentage will equal the principal balance of the certificates divided by the balance of the pool of mortgage loans.

     Allocations based upon the investor percentage during the amortization period may result in distributions of principal in amounts that are greater relative to the declining balance of the certificate principal balance than would be the case if a fixed investor percentage were not used to determine the percentage of principal collections distributed in respect of the investor interest.

     WE REFER YOU TO "DESCRIPTION OF THE CERTIFICATES--PAYMENTS ON MORTGAGE LOANS; "DEPOSITS TO COLLECTION ACCOUNT."

[LETTER OF CREDIT] [SURETY BOND]

     On [the closing date], [issuer] will issue a [letter of credit] [surety bond]. If available amounts on deposit in the collection account on any distribution date are insufficient to provide for the payment of the amount required to be distributed to you and the servicer, the trustee will draw on the [letter of credit] [surety bond], to the extent of the [letter of credit] [surety bond] amount for such distribution date. Any amounts remaining in the collection account with respect to the preceding collection period, after all other distributions have been made, will be distributed to the [letter of credit] [surety bond] issuer.

     WE REFER YOU TO "THE [LETTER OF CREDIT] [SURETY] BOND ISSUER"; "DESCRIPTION OF THE CERTIFICATES--THE [LETTER Of CREDIT] [SURETY BOND]"; "--DISTRIBUTIONS ON THE CERTIFICATES" HEREIN AND "RISK FACTORS--LIMITS ON CREDiT ENHANCEMENT" AND "ENHANCEMENT" IN THE PROSPECTUS.

[LETTER OF CREDIT] [SURETY BOND] AMOUNT

     The amount available under the [letter of credit] [surety bond] for the first distribution date will be $----------.

     For each distribution date after the first distribution date, the amount will equal the lesser of a percentage of the pool balance and an amount based on amounts drawn under the [letter of credit] [surety bond] and amounts paid to the issuer of the [letter of credit] [surety bond].

FINAL PAYMENT OF PRINCIPAL; TERMINATION

     The trust will terminate on the distribution date following the earlier of:

     (1) the reduction of the certificate principal balance to zero and after which there is no unreimbursed certificate principal balance loss deduction amount; and

     (2) the final payment or other liquidation of the last mortgage loan and private security in the trust.

     On any distribution date when the certificate principal balance is less than or equal to $________ ([5]% of the initial certificate principal balance) the investor interest will be subject to optional retransfer to the transferor. The retransfer price will be equal to the sum of the outstanding certificate principal balance and accrued and unpaid interest thereon at the certificate rate through the day preceding the final distribution date.

     WE REFER YOU TO "DESCRIPTION OF THE CERTIFICATES--OPTIONAL TERMINATION" HEREIN AND "THE AGREEMENTS--TERMINATIOn" IN THE PROSPECTUS.

FEDERAL TAX CONSIDERATIONS

     [Brown & Wood LLP is of the opinion that, the certificates are debt of the transferor for Federal income tax purposes. The transferor will treat the certificates as indebtedness for Federal, state and local income and franchise tax purposes.

     WE REFER YOU TO "CERTAIN FEDERAL INCOME TAX CONSIDERATIONS" IN THE PROSPECTUS FOR ADDITIONAL INFORMATION CONCERNING THE APPLICATION OF FEDERAL INCOME TAX LAWS.]

ERISA CONSIDERATIONS

     [A fiduciary of any employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or the Internal Revenue Service should carefully review with its legal advisors whether the purchase or holding of certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA or the Code.]

     [The certificates generally may not be transferred to a fiduciary of any employee benefit plan subject to ERISA or Section 4975 of the Code.]

     WE REFER YOU TO "ERISA CONSIDERATIONS" IN THE PROSPECTUS AND IN THIS PROSPECTUS SUPPLEMENT.

CERTIFICATE RATING

     Before the certificates can be issued, the trust must obtain a rating on the certificates of:

         [Rating][Rating Agency]

     The ratings address credit risk. When evaluating credit risk, the rating agencies look at the likelihood of whether or not you will receive your interest and principal payments. Credit risk does not relate to the likelihood of prepayments on the mortgage loans. Prepayments affect the timing of your payments, such that your actual return could differ substantially from your anticipated return on your investment.

     WE REFER YOU TO "RATING" AND "RISK FACTORS--RATING OF THE SECURITIES RELATE TO CREDIT RISK ONLY" IN THE PROSPECTUS.

                                  RISK FACTORS


[SERVICER'S ABILITY TO CHANGE THE TERMS OF THE HELOCS MAY AFFECT PAYMENTS ON THE HELOCS.

         Under certain conditions, the servicer may permit an increase in the credit limit under a HELOC, subject to the trustee's consent.

         The servicer may agree to other changes in the terms of a loan agreement, provided that such changes do not materially adversely affect the interest of the certificateholders.

         (i)   are consistent with prudent business practice,
         (ii) are also being applied to the comparable segment of home equity credit lines being held for the servicer's own account, and
         (iii) do not change the terms of the HELOC so as to change the terms for the amortization of principal. The servicer may also extend the period during which draws under the HELOCS may be made.

         In addition, there can be no assurance that changes in applicable law or the marketplace for home equity loans or prudent business practice will not result in changes in the terms of the loan agreements.

         These modifications could result in changes to the payments on the mortgage loans and corresponding changes in amounts available to make payments to you. The rate and timing of payments, prepayments or delinquencies could increase or decrease.]

[DELINQUENT MORTGAGE LOANS INCLUDED IN TRUST PROPERTY MAY BE MORE LIKELY TO DEFAULT THAN NON-DELINQUENT MORTGAGE LOANS.

         The trust will include mortgage loans which are ___ days or fewer delinquent. As of the cut-off date, the aggregate loan balance of such delinquent mortgage loan was $__________. [In addition, the mortgage loans in all likelihood include obligations of borrowers who are or are about to become bankrupt or insolvent.] If there are not sufficient funds from interest collections allocated to the investor interest to cover the [liquidation loss amount] for any collection period and the [letter of credit] [surety bond] amount has been reduced to zero, the certificate principal balance will be reduced which (unless otherwise later reimbursed) would result in a reduction in the aggregate amount of principal returned to the certificateholders and in the amount of interest collections allocable to the investor interest and available to provide protection against defaults in subsequent collection periods.]

[RECHARACTERIZATION OF CERTIFICATES BY IRS COULD RESULT IN TAX LIABILITY.

         In the opinion of special tax counsel to the transferor, the certificates are properly characterized as debt of the transferor for federal income tax purposes. If the IRS were to contend successfully that the certificates were not debt obligations of the transferor for federal income tax purposes, the arrangement among the transferor and the certificateholders might be classified for federal income tax purposes as either a partnership or an association taxable as a corporation that owns the mortgage loans. Any tax liability associated with such recharacterization will be an obligation of the Trust and will reduce the amount of money available to pay you and may result in a loss to you. We refer you to "CERTAIN FEDERAL INCOME TAX CONSIDERATIONS" in the prospectus.]

CONSEQUENCES OF OWNING BOOK-ENTRY CERTIFICATES.

         LIMIT ON LIQUIDITY OF CERTIFICATES. Issuance of the certificates in book-entry form may reduce the liquidity of such certificates in the secondary trading market since investors may be unwilling to purchase certificates for which they cannot obtain physical certificates.

         LIMIT ON ABILITY TO TRANSFER OR PLEDGE. Since transactions in the Certificates can be effected only through DTC, Cedelbank, Euroclear, participating organizations, indirect participants and certain banks, your ability to pledge your certificate to persons or entities that do not participate in the DTC, Cedelbank or Euroclear system or otherwise to take actions in respect of such certificates, may be limited due to lack of a physical certificate representing the certificates.

         DELAYS IN DISTRIBUTIONS. As a beneficial owner, you may experience some delay in your receipt of distributions of interest on and principal of your certificates since such distributions will be forwarded by the trustee to DTC and DTC will credit such distributions to the accounts of its participants which will thereafter credit them to the accounts of the beneficial owners either directly or indirectly through indirect PARTICIPANTS.

         WE REFER YOU TO "DESCRIPTION OF THE CERTIFICATES--BOOK-ENTRY CERTIFICATES."

RISKS ASSOCIATED WITH YEAR 2000 COMPLIANCE

         As is the case with most companies using computers in their operations, the servicer is faced with the task of preparing its computer systems and programs for the year 2000. The year 2000 issue is the result of prior computer programs being written using two digits, rather than four digits, to define the applicable year. Any of the servicer's computer programs that have time-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. Major computer system failure or miscalculations may occur as a result. The servicer is presently engaged in various procedures to ensure that their computer systems and software will be year 2000 compliant.

         However, if the servicer or any of its suppliers, customers, brokers or agents do not successfully and timely achieve year 2000 compliance, the performance of obligations of the servicer could be materially adversely affected. This could result in delays in processing payments on the mortgage loans and may cause a related delay in payments to you.


                  THE [LETTER OF CREDIT] [SURETY BOND] ISSUER


                       [DESCRIPTION OF LC/SURETY ISSUER]

         The following information with respect to _________ ______________ ("___________") has been furnished by _____________.



                 THE HOME EQUITY LINE OF CREDIT LENDING PROGRAM


GENERAL

         The mortgage loans (the "Mortgage Loans") were originated by ___________________ (the "Transferor") under its home equity lending program. The Transferor has offered variable-rate home equity revolving credit lines since ____________. As of _____________, _____, the Transferor owned approximately $__________ million aggregate principal amount of outstanding loans originated in the State of ____________ under home equity credit lines (the "Transferor's Portfolio").


                              THE MASTER SERVICER


         [The Servicer is a ___________ which is wholly owned by _____________.

         The Servicer conducts a general banking business throughout the _________, and, with its subsidiaries, offers a broad array of commercial and retail loan and deposit products and services, mortgage banking and brokerage and investment services. At _________, the Servicer had total assets of approximately $________ billion and total deposits of approximately $_________ billion.

         The principal executive offices of the Servicer are located at _________________________________ (telephone (___-___-_____)).]

CREDIT AND UNDERWRITING GUIDELINES

         The following is a description of the underwriting guidelines customarily employed by ________ with respect to Mortgage Loans which it purchases or originates.

         [            ]

SERVICING AND COLLECTION PROCEDURES

         The following is a description of the servicing policies and procedures customarily and currently employed by ___________ with respect to the portion of its mortgage loan portfolio which it services.

         [            ]

DELINQUENCY EXPERIENCE

         The following table sets forth __________'s delinquency experience on its serving portfolio of home equity loans (which includes home equity loans subserviced by others for ____________) similar to the Mortgage Loans for the periods indicated.

SERVICING OF HELOCS

         [Centralized controls and standards have been established by the Servicer for the servicing and collection of home equity lines of credit. Servicing includes, but is not limited to, post-origination loan processing, customer service, remittance processing, collections and liquidations. The collection process is initiated ten days after the payment due date with the computer generation of a late notice. To make payment arrangements, a collector attempts to contact the borrower when the home equity line of credit is 15 to 30 days past due.

         During the period when an account is 45 to 60 days past due, a credit bureau report is obtained, homeowner's insurance is verified, the status of senior mortgages and property taxes is checked and a title search and "drive-by" appraisal are ordered.

         If arrangements have not been made to cure the delinquency within 61 days of the line becoming past due, drawing privileges are cancelled. The line is referred to outside counsel and is placed on a "non-accrual" status after 90 days of delinquency. All legal expenses are assessed to the account and become the responsibility of the borrower. When it is determined by the Servicer that there is no possibility of recovery from the mortgaged property or from other leviable assets or wage attachments, the line is charged-off.

         Reinstatement arrangements can be made up until the point of sale. Any foreclosures initiated on a junior mortgage are subject to the senior mortgage or mortgages and any outstanding property taxes. If the Servicer purchases the property through the foreclosure action, the account is transferred to the Servicer's REO Department which is maintained at __________________. The REO Department is responsible for maintaining and marketing the property.

         The Servicer may not foreclose on the property securing a junior mortgage loan unless the Servicer forecloses subject to any senior mortgages, in which case the Servicer may pay the entire amount due on the senior mortgage to the senior mortgagees at or prior to the foreclosure sale. If a senior mortgage is in default after the Servicer has initiated its foreclosure action, the Servicer may advance funds to keep senior mortgages current until such time as the Servicer satisfies such senior mortgages. In the event that foreclosure proceedings have been instituted on a senior mortgage prior to the initiation of the Servicer's foreclosure action, the Servicer may either satisfy the senior mortgage at the time of the foreclosure sale or take other action to protect the Trust's interest in the related property.]

         See "SERVICING OF LOANS" in the Prospectus for additional information regarding the Servicer's servicing of the Mortgage Loans pursuant to the Agreement.

DELINQUENCY AND LOSS EXPERIENCE OF THE SERVICER'S PORTFOLIO

         The following tables set forth the delinquency and loss experience for each of the periods shown for the Servicer's portfolio of home equity lines of credit. The Servicer believes that there have been no material trends or anomalies in the historical delinquency and loss experience as represented in the following tables. The information in the tables below has not been adjusted to eliminate the effect of the growth in the size of the Servicer's portfolio during the periods shown. Accordingly, loss and delinquency as percentages of aggregate principal balance of such loans for each period may be higher than those shown if a group of such loans were artificially isolated at a point in time and the information showed the activity only in that isolated group. The data presented in the following tables are for illustrative purposes only, and there is no assurance that the delinquency and loss experience of the HELOCs will be similar to that set forth below.


                           DELINQUENCY EXPERIENCE (DOLLARS IN THOUSANDS)

                                     As of                                  As of December 31,
                                                     -----------------------------------------------------------------
                                            ,                1998                  1997                 1996
                                    1999(1)
                             ----------------------- --------------------  -------------------  ----------------------
                              Number of               Number of            Number of            Number of
                                Loans      Amount       Loans     Amount     Loans     Amount     Loans      Amount
  Outstanding at
  Period End...............                $                      $                    $                    $

Delinquency (1)                            $                      $                    $                    $
  30-59 Days...............
  60-89 Days...............
  90 or More Days (2)......
                             ------------ ---------- -----------  ---------  ------------------  ---------  ----------
Total Delinquencies........                $                      $                    $                    $

Total Delinquencies
  as a Percentage of
  the Portfolio at
  Period End...............            %          %            %         %          %         %          %          %

---------
(1) The period of delinquency is based on the number of days payments are contractually past due for all loans other than mortgage loans previously charged off.

(2)      Includes mortgage loans in foreclosure and not charged off.

                     LOSS EXPERIENCE (DOLLARS IN THOUSANDS)

                                     As of                                 As of December 31,
                                                   -------------------------------------------------------------------
                                    , 1999(1)               1998                   1997                  1996
                             -----------------------------------------------------------------------------------------
                             Number of              Number of              Number of             Number of
                               Loans      Amount      Loans       Amount     Loans      Amount     Loans     Amount

Portfolio Principal
  Outstanding at
  Period End..............                $                      $                     $                     $

Gross Losses..............                $                      $                     $                     $
Recoveries................                $                      $                     $                     $

Net Losses................                $                      $                     $                     $

Net Losses as a
  Percentage of
  Portfolio at
  Period End..............         %(2)       %(2)           %           %          %          %          %         %

-----------
(1) Net Losses equal total principal charged off less recoveries. The customary policy of the Transferor is to charge off mortgage loans in full that are 120 days past due unless foreclosure proceedings are planned or there are indications that the account will be brought current. An account that is not charged off because there are indications that payment is imminent generally will be charged off after an additional 60 to 90 days if such payments is not forthcoming.

(2)      This percentage represents the three-month period ended
         ______________, 1999 annualized and is not necessarily indicative of the results which may occur for the full year.

SERVICING COMPENSATION AND PAYMENT OF EXPENSES

         The servicing compensation to be paid to the Servicer in respect of its servicing activities relating to the Mortgage Loans will be paid to it from collections allocable to interest ("Interest Collections") at the time such collections are received or from amounts drawn on the [Letter of Credit] [Surety Bond] and will be equal to ____% per annum, (the "Servicing Fee Rate") of the principal balance of the Mortgage Loans (the "Pool Balance"). The Investor Percentage of such servicing fee (the "Investor Servicing Fee") will be paid as described under "DESCRIPTION OF THE CERTIFICATES--Distribution on the Certificates--Distribution of Interest Collections and Draw Amounts" herein. All assumption fees, late payment charges and other fees and charges, to the extent collected from borrowers, will be retained by the Servicer as additional servicing compensation.

         [The Servicer will pay certain ongoing expenses associated with the Trust and incurred by it in connection with its responsibilities under the Agreement, including, without limitation, payment of the fees and disbursements of the Trustee, any custodian appointed by the Trustee, the Certificate Registrar and any paying agent.] In addition, the Servicer will be entitled to reimbursement for certain expenses incurred by it in connection with defaulted Mortgage Loans and in connection with the restoration of Mortgaged Properties, such right of reimbursement being prior to the rights of Certificateholders to receive any related Liquidation Proceeds.

                                   THE HELOCS


         The Trust will be formed in accordance with the laws of the State of New York pursuant to the Agreement. The Transferor will transfer the Mortgage Loans to the Trust, without recourse, in exchange for the Certificates and a certificate to be held by it representing the Transferor's interest in the Trust (the "Transferor Certificate"). The property of the Trust will consist of the Mortgage Loans, all proceeds of the Mortgage Loans, all monies on deposit in the Collection Account and the Certificate Account, the Mortgages on the properties securing the Mortgage Loans, including any properties acquired by foreclosure or deed in lieu of foreclosure, the benefits of the [Letter of Credit] [Surety Bond], and the proceeds on any insurance policies covering the Mortgage Loans or Mortgaged Properties or any obligors on the Mortgages. [Pursuant to the Agreement, the Transferor will be required to transfer Eligible Additional Mortgage Loans (to the extent available) to the Trust, in order to avoid the occurrence of any Early Amortization Event resulting from a decline in the Transferor's Interest, and otherwise will be allowed to transfer Eligible Additional Mortgage Loans to the Trust (subject to certain limitations and conditions) from time to time. See "DESCRIPTION OF THE CERTIFICATES--Transfers of Eligible Additional Mortgage Loans to the Trust" herein.] In addition, the Transferor may, subject to certain limitations and conditions specified in the Agreement, cause the retransfer from the Trust to it of certain Mortgage Loans. See "DESCRIPTION OF THE CERTIFICATES--Optional Retransfers of Mortgage Loans to the Transferor" herein.

         The Mortgage Loans to be transferred to the Trust (collectively, the "Pool") are evidenced by credit line loan agreements (each, a "Loan Agreement") secured by [deeds of trust] [mortgages] (which are primarily second [deeds of trust] [mortgages] on Mortgaged Properties, approximately ____% of which are located in _____________ and approximately ____% of which are located in other states, with no single state accounting for more than ____% of the Cut-Off Date Pool Balance[, and represent substantially all of the home equity credit lines originated by the Transferor which meet the criteria specified in the Agreement and described below] (the "Mortgage Loans"). Because the Mortgage Loans include the loans generated under substantially all of the HELOCs and because the Loan Balances will include all amounts payable by borrowers under such HELOCs, some of the Mortgage Loans will be generated under recently solicited, unseasoned HELOCs [and the Pool will include delinquent Mortgage Loans and may include obligations of borrowers who are or are about to become bankrupt or insolvent]. Many of the Mortgage Loans are less than the Credit Limit under the corresponding HELOC. Additional Balances on such Mortgage Loans will be property of the Trust and will increase the Pool Balance. The amount of the [Letter of Credit] [Surety Bond] was determined taking into account, among other considerations, the nature of the HELOCs and the Mortgage Loans.

         Each Mortgage Loan included in the Pool was generated under a HELOC that, as of the Cut-Off Date, was an Eligible HELOC. An "Eligible HELOC" is defined in the Agreement as any home equity credit line that: [selection criteria of HELOCs to be added]. Each HELOC was originated between __________ and the Cut-Off Date [in the ordinary course of the Transferor's home equity revolving credit program]. Subject to exceptions deemed appropriate by the [Transferor] as to individual HELOCs, the [Transferor's] general policy was to require that the Combined Loan-to-Value Ratio under the HELOC at the origination not exceed 80% of the market value of the Mortgaged property, based upon an appraisal or the tax assessed value of the Mortgaged Property at the time the HELOC was originated, as described under "THE HOME EQUITY LENDING PROGRAM" herein. Substantially all of the Mortgage Properties were one- to four-family residential properties. As of the Cut-Off Date, the weighted average loan utilization rate was approximately _____%.

         Set forth below is a description of certain additional characteristics of the HELOC's as of the Cut-Off Date:

                             [TABULAR INFORMATION]

         No assurance can be given that the values of the Mortgaged Properties as of the dates of origination of the related HELOCs have remained or will remain constant or have not declined. If the residential real estate market generally or the residential real estate market in ________________ should experience an overall decline in property values such that the outstanding Loan Balances under the HELOCs, together with any senior financing on the Mortgaged Properties, equal or exceed the value of the Mortgaged Properties, the actual rates of delinquencies, foreclosures and losses could be higher than those currently experienced in the mortgage lending industry in general. For information concerning possible declines in value of the Mortgaged Properties, see "RISK FACTORS--Decrease in Value of Mortgaged Property Would Disproportionately Affect Junior Lienholders" in the Prospectus. In addition, adverse economic conditions (which may or may not affect real property values) may affect the timely payment by borrowers of scheduled payments under the Mortgage Loans and, accordingly, the actual rates of delinquencies, foreclosures and losses with respect to the Pool. To the extent that such losses are not covered by draws on the [Letter of Credit] [Surety Bond], they will be borne by holders of the Certificates.

         The descriptions in this Prospectus Supplement of the Pool and the Mortgaged Properties are based upon the Pool as it is expected to be constituted as of the close of business on the Cut-Off Date, as adjusted for the scheduled principal and interest payments due on or before such date. Prior to the issuance of the Certificates, Mortgage Loans may be removed from the Pool as a result of prepayments, delinquencies, incomplete documentation, or otherwise if the Transferor deems such removal necessary or desirable. A limited number of other mortgage loans may be included in the Pool prior to the issuance of the Certificates, unless including such mortgage loans would materially alter the characteristics of the Pool as described herein. The Transferor believes that the information set forth herein will be representative of the characteristics of the Pool as it will be constituted at the time the Certificates are issued, although the range of Loan Rates and maturities and certain other characteristics of the Mortgage Loans in the Pool may vary.

         A Current Report on Form 8-K (the "Form 8-K") containing a detailed description of the Mortgage Loans will be available to purchasers of the Certificates on or shortly after the Closing Date and will be filed with the Securities and Exchange Commission within fifteen days after the Closing Date, if there is a material difference between the description of the Pool contained herein and the Pool as constituted on the Closing Date. The Form 8-K will specify the precise aggregate outstanding principal balance of the Mortgage Loans as of the Cut-Off Date and will set forth on a precise basis the other information presented herein on an approximate basis.


                      PREPAYMENT AND YIELD CONSIDERATIONS


         The Agreement provides that the Certificateholders will not receive payments of principal until the Distribution Date on ___________ (i.e., the first Distribution Date after the first Collection Period following the end of the Revolving Period) or, if earlier, the Distribution Date in the month after the first Collection Period of an Early Amortization Event. During the Amortization Period, Certificateholders will be entitled to receive on each distribution Date the Investor Percentage described herein of the Principal Collections received in the preceding Collection Period until the Certificate Principal Balance is reduced to zero. Allocations of Principal Collections based on the Investor Percentage (which is fixed for the Amortization Period to equal the percentage derived from dividing the Certificate Principal Balance by the Pool Balance, in each case at the end of the Revolving Period) may result in distributions of principal to the Certificateholders greater than those that would result from distributions of principal based upon the proportion that the declining Certificate Principal Balance bears to the Pool Balance. [The Agreement permits the Transferor, at its option, but subject to the satisfaction of certain conditions specified in the Agreement, including the conditions described herein, to remove Mortgage Loans from the Trust at any time during the life of the Trust (including the Amortization Period), so long as the Pool Balance after such removal is not less than the Pool Balance at the Closing Date. The Transferor may also, under certain circumstances, add Eligible Additional Mortgage Loans to the Trust. Such removals and additions may affect the rate at which principal is distributed to Certificateholders. See "DESCRIPTION OF THE CERTIFICATES--Transfers of Eligible Additional Mortgage Loans to the Trust" and "--Optional Retransfers of Mortgage Loans to the Transferor."]

         [All] of the Mortgage Loans may be prepaid without penalty in full or in part at any time. The prepayment experience with respect to the Mortgage Loans will affect the life of the Certificates.

         The rate of prepayment on the Mortgage Loans cannot be predicted. Home equity credit lines such as the Mortgage Loans have been originated in significant volume only during the past few years and the Transferor is not aware of any publicly available studies or statistics on the rate of prepayment of such loans. Generally, home equity credit lines are not viewed by borrowers as permanent financing. Accordingly, the Mortgage Loans may experience a higher rate of prepayment than traditional first mortgage loans. On the other hand, if the Mortgage Loans amortize as described herein, then absent voluntary borrower prepayments the rates of principal payment could be slower than, or similar to, those of traditional full-amortizing first mortgages. The prepayment experience of the Trust with respect to the Mortgage loans may be affected by a wide variety of factors, including general economic conditions, economic conditions in _____________, prevailing interest rate levels, the availability of alternative financing and homeowner mobility, the frequency and amount of any future draws on the HELOCs and changes affecting the deductibility for federal income tax purposes of interest payments on home equity credit lines. Substantially all of the Mortgage Loans contain "due-on-sale" provisions, and the Servicer intends to enforce such provisions, unless such enforcement is not permitted by applicable law. The enforcement of a "due-on-sale" provision will have the same effect as a prepayment of the related Mortgage Loan. See "CERTAIN LEGAL ASPECTS OF LOANS--Due-on-Sale Clauses In Mortgage Loans" in the Prospectus. The yield to an investor who purchases the Certificates in the secondary market at a price other than par will vary from the anticipated yield if the actual rate of prepayment on the Mortgage Loans is different than the rate anticipated by such investor at the time such Certificates were purchased.

         Collections on the Mortgage Loans may vary because, among other things, borrowers may make payments during any month as low as the minimum monthly payment for such month or as high as the entire principal outstanding balance plus accrued interest and the fees and charges thereon. It is possible that borrowers may fail to make scheduled payments. Collections on the Mortgage Loans may vary due to seasonal purchasing and payment habits of borrowers. Because the Mortgage Loans have a variable interest rate and a fixed payment, changes in underlying interest rates will vary the allocation of payments between interest and principal.

         No assurance can be given as to the level of prepayments that will be experienced by the Trust and it can be expected that a portion of borrowers will not prepay their Mortgage Loans to any significant degree. See "DESCRIPTION OF THE SECURITIES--Weighted Average Life of the Securities" in the Prospectus.


                        DESCRIPTION OF THE CERTIFICATES


         The Certificates will be issued pursuant to the Agreement. The form of the Agreement has been filed as an exhibit to the Registration Statement of which this Prospectus Supplement and the Prospectus is a part. The following summaries describe certain provisions of the Agreement. The summaries do not purport to be complete and are subject to, and are qualified in their entirety by reference to, all of the provisions of the Agreement. Wherever particular sections or defined terms of the Agreement are referred to, such sections or defined terms are hereby incorporated herein by reference.

GENERAL

         The Certificates will be issued in denominations of [$1,000] and integral multiples thereof and will evidence specified undivided interests in the Trust. [Definitive Certificates, if issued, will be transferable and exchangeable at the corporate trust office of the Trustee, which will initially act as Certificate Registrar. See "--Registration of Certificates" below. No service charge will be made for any registration of exchange or transfer of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge.]

         The outstanding principal amount of the Certificates (the "Certificate Principal Balance") will be equal to the initial principal amount of the Certificates, minus the amount of principal payments paid to the Certificateholders, and minus the amount of any Certificate Loss Amounts which have not been reimbursed as provided herein. See "--Distributions on the Certificates" below. Each Certificate represents the right to receive payments of interest at the Certificate Rate and payments of principal during the Amortization Period funded from Interest Collections and Principal Collections, respectively, allocated to the investor interest and draws on the [Letter of Credit] [Surety Bonds].

         The Transferor will own the interest (the "Transferor Interest") not represented by the Certificates. The Transferor Interest will represent an undivided interest in the Trust, including the right to receive certain percentages (the "Transferor Percentage") of Interest Collections and Principal Collections. The initial amount of the Transferor Interest was determined, among other factors, to be able to absorb reductions in the aggregate amount of Loan Balances in the Trust without causing an Early Amortization Event, which would result in the early commencement of the Amortization Period. There can be no assurance that the Transferor Interest will be sufficient for such purpose.

         During the Revolving Period, the Certificate Principal Balance will remain constant except in certain limited circumstances. See "--Distributions on the Certificates" below. The Pool Balance, however, will vary each day as principal is paid on the Mortgage Loans, liquidation losses are incurred, Additional Balances are drawn down by borrowers under the HELOCs, Mortgage Loans are retransferred to the Transferor or Eligible Additional Mortgage Loans are transferred to the Trust. Consequently, the amount of the Transferor Interest will fluctuate each day to reflect the changes in the Pool Balance. During the Amortization Period, the Certificate Principal Balance will decline as the Investor Percentage of Principal Collections is distributed to the Certificateholders.

ASSIGNMENT OF MORTGAGE LOANS

         At the time of issuance of the Certificates, the Transferor will transfer to the Trust all of its right, title and interest in and to each Mortgage Loan (including any Additional Balances arising in the future) conveyed by it to the Trust, including all principal (including Net Liquidation Proceeds) and interest received on or with respect to each such Mortgage Loan subsequent to the Closing Date (other than any amounts received in respect of taxes, insurance premiums, assessments and similar items, as provided in the Agreement) plus the Investor Percentage of Interest Collections on the Mortgage Loans during the period from the Cut-Off Date to the second business day preceding the Closing Date, but not in excess of the amount needed to distribute the required interest to Certificateholders on the first Distribution Date and to pay the related Investor Servicing Fee. The Trustee, concurrently with such transfer, will deliver the Certificates and the Transferor Interest to the Transferor. Each HELOC under which a Mortgage Loan assigned to the Trust was generated will be identified in a schedule appearing as an exhibit to the Agreement.
         The Transferor will deliver the files containing, among other things, the Loan Agreement, the Mortgage Note and the Mortgage relating to each Mortgage Loan (the "Mortgage Files") to the Trustee. The Trustee (or a custodian on its behalf) will review each Mortgage File within ___ days of receipt thereof. If any such document is found not to have been executed or received or to be unrelated to the Mortgage Loan or to have not been recorded as required by the Agreement, the Trustee (or custodian on its behalf) will notify the Transferor, which shall have a period of ____ days after such notice to correct or cure such defect. If the defect cannot be cured within such period, the Transferor will be obligated to accept the retransfer of such Mortgage Loan from the Trust. Upon such retransfer, the Loan Balance of such Mortgage Loan will be deducted from the Pool Balance, thus reducing the amount of the Transferor Interest by the same amount. If the deduction would cause the Transferor Interest to become less than zero, the Transferor will be obligated to make a deposit in the Collection Account in the amount ("Retransfer Deposit Amount") by which the Transferor Interest is less than zero. Notwithstanding the foregoing, however, no such retransfer shall be considered to have occurred unless such deposit is actually made. The obligation of the Transferor to accept a retransfer of a defective Mortgage Loan and, if applicable, pay the Retransfer Deposit Amount, is the sole remedy regarding any defects in the Mortgage Files available to the Trustee or the Certificateholders.

         The Transferor will make certain representations and warranties as to the accuracy in all material respects of certain information furnished to the Trustee with respect to each Mortgage Loan on the schedule of Mortgage Loans appearing as an exhibit to the Agreement. In addition, the Transferor will represent and warrant that, among other things:

         [(i)  each Mortgage Loan has been generated under an eligible HELOC;

         (ii) at the time of transfer to the Trust, the Transferor has transferred all of the Transferor's right, title and interest in each Mortgage Loan, free of any lien (subject to certain exceptions);

         (iii) each Mortgage Loan was generated under a HELOC that complied, at the time of origination, in all material respects with applicable state and federal laws; and

         (iv) as of the date of origination of the related HELOC, the related Mortgaged Property was covered by hazard insurance in the amount at least equal to the lesser of (a) the maximum insurable value of the improvements thereon and (b) the combined Credit Limit under the HELOC and the unpaid principal balance of any mortgage loan senior thereto].

         Upon discovery of a breach of any such representation and warranty which materially and adversely affects the interests of the Trust, the Certificateholders or the [Letter of Credit] [Surety Bond] Issuer in the related Mortgage Loan, the Transferor will have a period of ____ days after discovery or notice of the breach to effect a cure. If the breach cannot be cured within such period, the Transferor will obligated to accept a retransfer of the Mortgage Loan from the Trust. The same procedure and limitations that are set forth in the preceding paragraph for the retransfer of a Mortgage Loan respecting which there is a defect in the Mortgage File will apply to the retransfer of a Mortgage Loan that is required to be retransferred because of a breach of a representation or warranty in the Agreement that materially and adversely affects the interests of the Certificateholders.

         Any Mortgage Loan required to be retransferred to the Transferor as described in the preceding two paragraphs is referred to as a "Defective Mortgage Loan".

         The Transferor may, but is not obligated to, retransfer a Defective Mortgage Loan to the Trust within ____ days of the transfer of such Defective Mortgage Loan to the Transferor if all defects in respect of such Defective Mortgage Loan have been cured and such Defective Mortgage Loan satisfies the applicable representations and warranties in the Agreement at the time of such retransfer to the Trust.

[TRANSFERS OF ELIGIBLE ADDITIONAL MORTGAGE LOANS TO THE TRUST

         If, for each of [five] consecutive business days during the Revolving Period, the Transferor Interest for each such date is less than [10]% of the Pool Balance, then not later than the first business day of the calendar month beginning at least ten business days after such fifth business day thereafter the Transferor will be obligated to transfer to the Trust Eligible Additional Mortgage Loans (but only to the extent available in the [Transferor's] portfolio), which may be generated under home equity credit lines in any billing cycle, so that, after giving effect to such transfer, the Transferor Interest will equal at least 10% of the Pool Balance on such date. An Eligible Additional Mortgage Loan is a home equity loan that was originated under a HELOC that, as of the date of notice by the Transferor to the Trustee, the Servicer and the [Letter of Credit] [Surety Bond] Issuer of its transfer to the Trust (the "Notice Date"), was an Eligible HELOC and that, as of the Notice Date, complies with the representations and warranties described under "Assignment of Mortgage Loans" above. The Transferor must satisfy the following conditions, among others, in order to transfer Eligible Additional Mortgage Loans to the Trust: (i) the Pool Balance, after giving effect to such transfer, will not exceed $___________; (ii) the Mortgage Files for such Eligible Additional Mortgage Loans shall have been delivered to the Trustee (or a custodian on its behalf); and (iii) the Transferor shall have given notice of the proposed transfer to the Rating Agency and the Rating Agency has not notified the Transferor in writing prior to the transfer date that such transfer will result in a reduction or withdrawal of its then-current rating for the Certificates.

         [In addition, the Transferor may, at its election, transfer Eligible Additional Mortgage Loans subject to satisfaction of the conditions described above.]

[OPTIONAL RETRANSFERS OF MORTGAGE LOANS TO THE TRANSFEROR

         Subject to the conditions specified in the Agreement, the Transferor may, at its option, require the retransfer of one or more Mortgage Loans (which may have been generated under a HELOC in any billing cycle) from the Trust to it on the last day of any Collection Period. The Pool Balance after giving effect to such retransfer must not be less than the Pool Balance on the Closing Date. The retransfer will be required to satisfy the following conditions, among others:

         (i) no Early Amortization Event shall have occurred, and the Transferor shall reasonably believe that such retransfer will not cause an Early Amortization Event to occur;

         (ii) as of the fifth business day prior to the proposed transfer, not more than 10% (based on Loan Balances) of the Mortgage Loans (after giving effect to the proposed transfer) are delinquent more than 30 days and the weighted average delinquency of all of the Mortgage Loans (before and after giving effect to the proposed transfer) is not more than 60 days;

         (iii) the Transferor shall have represented that no selection procedures reasonably believed by the Transferor to be adverse to the interests of the Certificateholders or the [Letter of Credit] [Surety Bond] Issuer were used to select the Mortgage Loans to be removed;

         (iv) the Transferor shall have received evidence satisfactory to it that the reassignment will not, as of the date thereof, prevent the transfer of the Mortgage Loans (including any Additional Balances) to the Trust from being recognized as a sale under generally accepted accounting principles and shall have received no evidence that such reassignment will, as of the date thereof, prevent such transfer from being recognized as a sale for regulatory purposes; and

         (v) each Rating Agency shall have been notified of the proposed retransfer and prior to the date of retransfer has not notified the Transferor in writing that such retransfer would result in a reduction or withdrawal of its then-current rating of the Certificates.]

PAYMENTS ON MORTGAGE LOANS; DEPOSITS TO COLLECTION ACCOUNT

         The Servicer will follow such collection procedures with respect to the Mortgage Loans as it follows from time to time with respect to mortgage loans in its servicing portfolio comparable to the Mortgage Loans. See "SERVICING OF LOANS--Collection Procedures; Escrow Accounts" in the Prospectus.

         The Servicer will establish and maintain a separate account in the name of the Trustee for the benefit of the Certificateholders and the [Letter of Credit] [Surety Bond] Issuer (the "Collection Account"). See "SERVICING OF LOANS--Deposits to and Withdrawals from the Collection Account" in the Prospectus. [The Collection Account will be established initially with the trust department of the Trustee.] Funds in the Collection Account may be invested in Eligible Investments maturing in general not later than the business day preceding the next Distribution Date. Eligible Investments consist of certain investments acceptable to each Rating Agency for a structured transaction having the rating initially assigned to the Certificates. All net income and gain realized from any such investment will be paid to the Servicer.

         [INVESTOR PERCENTAGE AND TRANSFEROR PERCENTAGE. Pursuant to the Agreement, the Servicer will allocate between the Investor Interest and the Transferor Interest all amounts (including any Net Liquidation Proceeds) collected under the Mortgage Loans on account of principal ("Principal Collections") and the amount of the unrecovered Loan Balance of any Defaulted Mortgage Loan at the end of the Collection Period in which such Defaulted Mortgage Loan became a Defaulted Mortgage Loan (the "Liquidation Loss Amount"). A "Defaulted Mortgage Loan" is a Mortgage Loan that has been written off as uncollectible by the Servicer. The Collection Period for a Distribution Date is the calendar month preceding such Distribution Date or, in the case of the first Distribution Date, the period from the Cut-Off Date through the last day of the calendar month preceding the month in which such Distribution Date occurs. The Servicer will make each allocation by reference to the Investor Percentage and the Transferor Percentage applicable in each case during a Collection Period.

         For convenience, this Prospectus Supplement refers to the Investor Percentage with respect to Interest Collections, Principal Collections and Liquidation Loss Amounts as if the Investor Percentage were the same percentage at all times in each case. The Investor Percentage may be a different percentage for each Collection Period, and will vary primarily as a result of changes in the Pool Balance.

         The Investor Percentage will be calculated as follows:

                  INTEREST COLLECTIONS AND LIQUIDATION LOSS AMOUNTS. When used with respect to Interest Collections and Liquidation Loss Amounts at any time, and principal collections during the Revolving Period "Investor Percentage" means the percentage equivalent of a fraction the numerator of which is the Certificate Principal Balance and the denominator of which is the Pool Balance, in each case as of the end of the immediately preceding Collection Period (or, in the case of the first Collection Period, as of the Closing Date). Principal Collections during the Revolving Period.

                  When used with respect to Principal Collections during the Amortization Period, "Investor Percentage" means the percentage equivalent of a fraction the numerator of which is the amount of the Certificate Principal Balance and the denominator of which is the Pool Balance, in each case as of the end of the Revolving Period.

                  The "Transferor Percentage" will, in all cases, be equal to 100% minus the applicable Investor Percentage.

         As a result of the calculation described above, Interest Collections in each Collection Period will be allocated to the Certificateholders based on the relationship of the Certificate Principal Balance to the Pool Balance (which may fluctuate from month to month). During the Amortization Period the amount of Principal Collections allocated to the Investor Interest will be determined by reference to a fixed percentage which will be equal to the Investor Percentage with respect to Principal Collections on the last day of the Revolving Period.

         DEPOSITS IN THE COLLECTION ACCOUNT AND PAYMENTS TO THE TRANSFEROR. On the Closing Date, the Servicer will deposit in the Collection Account funds in the amount of the Investor Percentage of Interest Collections on the Mortgage Loans received during the period from the Cut-Off Date to the second business day preceding the Closing Date, but not in excess of the amount needed to distribute the required interest on the Certificates and the Investor Servicing Fee to be distributed on the initial Distribution Date. On and after the Closing Date, the Servicer will, subject to the following paragraph, deposit on a daily basis within two business days following receipt thereof (i) during each Collection Period in the Revolving Period, the Investor Percentage of Interest Collections and (ii) during each Collection Period in the Amortization Period, the Investor Percentage of all Interest Collections and Principal Collections. The Servicer will pay to the Transferor within two business days of its receipt thereof (i) during each Collection Period in the Revolving Period, the Transferor Percentage of all Interest Collections and, if the Transferor Interest (after giving effect to any transfers of Additional Balances or Eligible Additional Mortgage Loans to the Trust on such day) is equal to or greater than zero, the Transferor Percentage of all Principal Collections and the Investor Percentage of all Principal Collections and (ii) during each Collection Period in the Amortization Period, the Transferor Percentage of Interest Collections and, if the Transferor Interest (after giving effect to any transfers of Additional Balances or Eligible Additional Mortgage Loans to the Trust on such day) is greater than zero, the Transferor Percentage of all Principal Collections.]

         The Trustee will establish and maintain a separate account (the "Distribution Account"). On the business day preceding each Distribution Date the Servicer will transfer amounts in the Collection Account for distribution to Certificateholders to the Distribution Account.

         The Trustee will deposit in the Distribution Account any amounts drawn on the [Letter of Credit] [Surety Bond] as described below.

         Any Principal Collections not paid to the Transferor because of the limitations described above ("Unallocated Principal Collections"), will be deposited and retained in the Collection Account for payment to the Transferor, during the Revolving Period, if and when the Transferor Interest is greater than zero and, during the Amortization Period, to the Certificateholder.

DISTRIBUTIONS ON THE CERTIFICATES

         Beginning with the Distribution Date occurring on ____________, distributions on the Certificates will be made by the Trustee out of amounts on deposit in the Distribution Account on each Distribution Date to the persons in whose names such Certificates are registered at the close of business on the [day prior to each Distribution Date] (the "Record Date"), except as provided in "Registration of Certificates" below. The term "Distribution Date" means the ___ day of each month (or if such day is not a business day the next succeeding business day). Distributions will be made by check mailed (or upon the request of a Certificateholder owning Certificates having denominations aggregating at lease $___________, by wire transfer or otherwise) to the address of the person entitled thereto [(which, in the case of Book-Entry Certificates, will be DTC or its nominee)] as it appears on the Certificate Register in amounts calculated as described herein on the ______ business day (but no later than the ______ calendar day) of the month in which the related Distribution Date occurs (the "Determination Date"). However, the final distribution in respect of the Certificates will be made only upon presentation and surrender thereof at the office or the agency of the Trustee specified in the notice to Certificateholders of such final distribution.

         DISTRIBUTIONS OF INTEREST COLLECTIONS AND REQUIRED AMOUNTS. On each Distribution Date, the Trustee, on behalf of the Trust, shall pay the following amounts in the following order of priority to the following persons from the Investor Interest of all Interest Collections collected during the related Collection Period, together with the Required Amount, if any, drawn on the [Letter of Credit] [Surety Bond] for such Distribution Date.

         (1) [to the Certificateholders, interest at the Certificate Rate for the Interest Period preceding such Distribution Date on the Certificate Principal Balance outstanding immediately prior to such Distribution Date;

         (2) to the Certificateholders, any interest on the Certificates accrued in accordance with clause (1) that has not been previously distributed to Certificateholders plus, to the extent legally permissible, interest thereon at the Certificate Rate applicable from time to time (an "Unpaid Interest Shortfall");

         (3) to the Servicer, the Investor Servicing Fee for the related Interest Period and all accrued and unpaid Investor Servicing Fees for previous Interest Periods;

         (4) if such Distribution Date is in the Revolving Period, to the Transferor, the Investor Percentage of the aggregate of all Liquidation Loss Amounts incurred in the preceding Collection Period; provided that the Transferor Interest (after giving effect to any transfers of Additional Balances and Eligible Additional Mortgage Loans on such date and to the distribution of such Liquidation Loss Amount) is equal to or greater than zero;

         (5) if such Distribution Date is in the Amortization Period, to the Certificateholders, the Investor Percentage of the aggregate of all Liquidation Loss Amounts incurred in the preceding Collection Period;

         (6) to the Certificateholders, the aggregate of the amounts allocable pursuant to clause (5) that were not previously distributed pursuant to such clause (each such undistributed amount being referred to herein as a "Certificate Loss Amount"); and

         (7) to the Certificateholder, accrued and unpaid interest on each unreimbursed Certificate Loss Amount (such interest being calculated at the Certificate Rate for each Interest Period during which such unreimbursed amount was outstanding.]

         Any amounts remaining in the Collection Account collected during or with respect to the preceding Collection Period, after all other distributions have been made, will be distributed to the [Letter of Credit] [Surety Bond] Issuer.

         A Certificate Loss Amount represents a loss of principal in respect of Defaulted Mortgage Loans allocable to the Investor Interest and will arise when the Investor Percentage of Interest Collections and the Required Amount are not sufficient to cover such loss, in accordance with the priority of distributions described above. As described under "General" above, any Certificate Loss Amounts which have not been reimbursed, as provided herein, will reduce the Certificate Principal Balance.

         The Required Amount for each Distribution Date will be the lesser of
(i) the [Letter of Credit] [Surety Bond] Amount and (ii) the amount, if any, by which (a) the full amount distributable on such Distribution Date pursuant to clauses (1) through (7) above exceeds (b) the Investor Percentage of the Interest Collections for the related Collection Period. The Required Amount will be drawn on the [Letter of Credit] [Surety Bond].

         DISTRIBUTIONS OF PRINCIPAL. On each Distribution Date after the first Collection Period in the Amortization Period, the Trustee will distribute to the Certificateholders the Investor Percentage of Principal Collections received in the preceding Collection Period. In addition, the Trustee will distribute to the Certificateholders on any Distribution Date during the Amortization Period any Retransfer Deposit Amount (or drawn on the [Letter of Credit] [Surety Bond] in respect thereof) received in the preceding Collection Period and any Unallocated Principal Collections then on deposit in the Distribution Amount. The aggregate distributions of principal to the Certificateholders will not exceed the Initial Certificate Principal Balance.

         [CALCULATION OF CERTIFICATE RATE. With respect to the initial Distribution Date, the Certificate Rate will be equal to ____% per annum. Thereafter, on each Distribution Date, the Certificate Rate will be equal to LIBOR as of the second London Business Day (as defined below) prior to the immediately preceding Distribution Date plus 0.___% per annum. However, if the Certificate Rate calculated as described in the preceding sentence for any such Distribution Date is greater than the weighted average of the Net Loan Rates for the Mortgage Loans for the preceding Collection Period, the Certificate Rate for any such Distribution Date will be equal to the weighted average of the Net Loan Rates. The Net Loan Rate for a Mortgage Loan is its Loan Rate less the Servicing Fee Rate. Interest payable on any Distribution Date will accrue on the Certificates from the preceding Distribution Date (or, in the case of the first Distribution Date, from the Closing Date) through the day preceding such Distribution Date (an ("Interest Period"). All calculations of interest accrued on the Certificates will be made on the basis of the actual number of days in an Interest Period and a year assumed to consist of 360 days.

         The term "Certificate Principal Balance" means (i) the original principal amount of the Certificates less (ii) all amounts previously distributed to Certificateholders under "--Distributions of Principal" above, less (iii) the aggregate of all unreimbursed Certificate Loss Amounts.

         CALCULATION OF LIBOR. "LIBOR" with respect to any Distribution Date will be determined by the Trustee and will be equal to the offered rates for deposits in United States dollars having a maturity of one month (the "Index Maturity") commencing on the second London Business Day (as defined below) prior to the previous Distribution Date, which appear on the Reuters Screen LIBO Page as of approximately 11:00 A.M., London Time, on such date of calculation. If at least two such offered rates appear on the Reuters Screen LIBO Page, LIBOR will be the arithmetic mean (rounded upwards, if necessary, to the nearest one-sixteenth of a percent) of such offered rates. If fewer than two such quotations appear, LIBOR with respect to such Distribution Date will be determined at approximately 11:00 A.M., London time, on such determination date on the basis of the rate at which deposits in United States dollars having the Index Maturity are offered to prime banks in the London interbank market by four major banks in the London interbank market selected by the Trustee and in a principal amount equal to an amount of not less than U.S. $1,000,000 and that is representative for a single transaction in such market at such time. The Trustee will request the principal London office of each of such banks to provide a quotation of its rate. If at least two such quotations are provided, LIBOR will be the arithmetic mean (rounded upwards as aforesaid) of such quotations. If fewer than two quotations are provided, LIBOR with respect to such Distribution Date will be the arithmetic mean (rounded upwards as aforesaid) of the rates quoted at approximately 11:00 A.M., New York City time, on such determination date by three major banks in New York, New York selected by the Trustee for loans in United States dollars to leading European banks having the Index Maturity and in a principal amount equal to an amount of not less than U.S. $1,000,000 and is representative for a single transaction in such market at such time; provided, however, that if the banks selected as aforesaid by the Transferor are not quoting as mentioned in this sentence, LIBOR in effect for the applicable period will be LIBOR in effect for the previous period.]

         [For purposes of calculating LIBOR, a "London Business Day" will be any Business Day on which dealings in deposits in United States dollars are transacted in the London interbank market and "Reuters Screen LIBO Page" will be the display designated as page "LIBO" on the Reuters Monitor Money Rates Service (or such other page as may replace the LIBO page on that service for the purpose of displaying London interbank offered rates of major banks.)]

THE [LETTER OF CREDIT] [SURETY BOND]

         On the Closing Date, the [Letter of Credit] [Surety Bond] Issuer will issue the [Letter of Credit] [Surety Bond] in favor of the Trustee on behalf of the Trust to support payments on the Certificates. On each Determination Date, the Servicer will determine the amounts required to be drawn on the [Letter of Credit] [Surety Bond], up to the [Letter of Credit] [Surety Bond] Amount, on the related Distribution Date. On each Distribution Date, any amounts remaining in the Collection Account with respect to the preceding Collection Period, after all other distributions have been made as described above, will be distributed to the [Letter of Credit] [Surety Bond] Issuer. See "Distributions on Certificates" above.

         The amount available under the [Letter of Credit] [Surety Bond] (the "[Letter of Credit] [Surety Bond] Amount") for the initial Distribution Date will be $ ____ . For each Distribution Date thereafter, the [Letter of Credit] [Surety Bond] Amount will equal the lesser of (i) __% of the Pool Balance as of the first day of the preceding Collection Period (after giving effect to any amounts distributed with respect to principal of the Mortgage Loans on the Distribution Date occurring in such preceding Collection Period) and (ii) the [Letter of Credit] [Surety Bond] Amount as of the first day of the preceding Collection Period, minus any amounts drawn under the [Letter of Credit] [Surety Bond] during such preceding Collection Period, plus any amounts paid to the [Letter of Credit] [Surety Bond] Issuer on the Distribution Date occurring in such preceding Collection Period up to the amount of any previous draws on the [Letter of Credit] [Surety Bond].

EARLY AMORTIZATION EVENTS

         As described above, the Revolving Period will continue until the close of business on the last day of __________ unless an Early Amortization Event occurs prior thereto. The term "Early Amortization Event" refers to any of the following events:

         [(a) failure on the part of the Servicer or the Transferor:

              (i) to make any payment or deposit on the date required under the Agreement within five business days after such payment or deposit is required to be made;

              (ii) to observe or perform in any material respect certain covenants of the Servicer or the Transferor; or

              (iii) to observe or perform in any material respect any other covenants or agreements of the Servicer or the Transferor set forth in the Agreement, which failure, in each case, materially and adversely affects the interests of the Certificateholders and which, in the case of clause (iii), continues unremedied for a period of 60 days after written notice and continues to materially and adversely affect the interests of the Certificateholders for such period;

         (b) any representation or warranty made by the Servicer or the Transferor in the Agreement proves to have been incorrect in any material respect when made, as a result of which the interests of the Certificateholders are materially and adversely affected, which continues to be incorrect in any material respect for a period of 60 days after written notice and which continues to materially and adversely affect the interests of the Certificateholders for such period; provided, however, that an Early Amortization Event shall not be deemed to occur thereunder if the Transferor has accepted retransfer of the related Mortgage Loan or all such Mortgage Loans, if applicable, during such period (or such longer period (not to exceed an additional 60 days) as the Trustee may specify) in accordance with the provisions of the Agreement;

         (c) the Trust becomes subject to registration as an investment company under the Investment Company Act of 1940, as amended;

         (d) if the Transferor fails to transfer to the Trust Eligible Additional Mortgage Loans by the time it is required to do so;

         (e) an Event of Default under the Trust Agreement (as described in the Prospectus under "THE AGREEMENTS--Events of Default") occurs;

         (f) the [Letter of Credit] [Surety Bond] Amount is less than [ ]% of the Certificate Principal Balance; or

         (g) if the average of the Investor Percentage of Interest Collections for any three consecutive Collection Periods is less than the amounts to be distributed to Certificateholders as set forth in subsections (i) through (vii) under "Distributions on the Certificates--Distributions of Interest Collections and Required Amounts" above for the three Distribution Dates relating to such Collection Periods.]

         [In the case of any event described in clauses (a) or (b), an Early Amortization Event will be deemed to have occurred only if, after the expiration of the applicable grace period, if any, described in such clauses, either the Trustee or holders of Certificates evidencing Percentage Interests aggregating more than 51% or the [Letter of Credit] [Surety Bond] Issuer (but only if the [Letter of Credit] [Surety Bond] is outstanding or the [Letter of Credit] [Surety Bond] Issuer has not been fully reimbursed for all amounts paid to the Trust by the [Letter of Credit] [Surety Bond] Issuer), by written notice to the Transferor and the Servicer (and to the Trustee if given by the Certificateholders or the [Letter of Credit] [Surety Bond] Issuer) declare that an Early Amortization Event has occurred as of the date of such notice. In the case of any event described in clauses (c), (d), (e) or (f), an Early Amortization Event will be deemed to have occurred without any notice or other action on the part of the Trustee or the Certificateholders or the [Letter of Credit] [Surety Bond] Issuer immediately upon the occurrence of such event. On the date on which an Early Amortization Event is deemed to have occurred, the Amortization Period will commence. In such event, distributions of principal to the Certificateholders will begin on the first Distribution Date following the month in which the Early Amortization Date occurs. If, because of the occurrence of an Early Amortization Event, the Amortization Period begins earlier than ____________, the date on which the Amortization Period is scheduled to commence, Certificateholders will begin receiving distributions of principal earlier than they would otherwise have under the Agreement, which may shorten the final maturity of the Certificates.]

OPTIONAL TERMINATION

         The Transferor may effect a retransfer of the Certificateholders' interest in each Mortgage Loan, and all property acquired in respect of any Mortgage Loan, remaining in the Trust for an amount equal to the sum of the Certificate Principal Balance plus accrued and unpaid interest thereon at the applicable Certificate Rate through the day preceding the final Distribution Date if the Certificate Principal Balance immediately prior to the final Distribution Date is less than or equal to [ ]% of the original Certificate Principal Balance. The purchase price will be distributed to the Certificateholders in lieu of the amount that would otherwise be distributed if such options were not exercised, which will be applied as provided in the Agreement.

[REGISTRATION OF CERTIFICATES

         The Certificates will initially be registered in the name of Cede, the nominee of DTC. DTC is a limited- purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act. DTC accepts securities for deposit from its participating organizations ("Participants") and facilitates the clearance and settlement of securities transactions between Participants in such securities through electronic book-entry changes in accounts of Participants, thereby eliminating the need for physical movement of certificates. Participants include securities brokers and dealers, banks and trust companies and clearing corporations and may include certain other organizations. Indirect access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Participant, either directly or indirectly ("Indirect Participants").

         Certificate Owners who are not Participants but desire to purchase, sell or otherwise transfer ownership of the Certificates may do so only through Participants (unless and until Definitive Certificates are issued). In addition, Certificate Owners will receive all distributions of principal of and interest on the Certificates from the Trustee through Participants. Certificate Owners will not receive or be entitled to receive certificates representing their respective interests in the Certificates, except under the limited circumstances described below.

         Unless and until Definitive Certificates are issued, it is anticipated that the only Certificateholder of the Certificates will be Cede, as nominee of DTC, Certificate Owners will not be Certificateholders as that term is used in the Agreement. Certificate Owners are only permitted to exercise the rights of Certificateholders indirectly through Participants.

         While the Certificates are outstanding (except under the circumstances described below), under the rules, regulations and procedures creating and affecting DTC and its operations (the "Rules"), DTC is required to make book-entry transfers among Participants on whose behalf it acts with respect to the Certificates and is required to receive and transmit distributions of principal of and interest on the Certificates. Participants with whom Certificate Owners have accounts with respect to Certificates are similarly required to make book-entry transfers and receive and transmit such distributions on behalf of their respective Certificate Owners. Accordingly, although Certificate Owners will not possess certificates, the rules provide a mechanism by which Certificate Owners will receive distributions and will be able to transfer their interests.

         Unless and until Definitive Certificates are issued, Certificate Owners who are not Participants may transfer ownership of Certificates only through Participants by instructing such Participants to transfer Certificates, by book-entry transfer, through DTC for the account of the purchasers of such Certificates, which account is maintained with their respective Participants. Under the Rules and in accordance with DTC's normal procedures, transfers of ownership of Certificates will be executed through DTC and the accounts of the respective Participants at DTC will be debited and credited. Similarly, the respective Participants will make debits or credits, as the case may be, on their records on behalf of the selling and purchasing Certificate Owners.

         Because DTC can only act on behalf of Participants, who in turn act on behalf of Indirect Participants and certain banks, the ability of a Certificateholder to pledge Certificates to persons or entities that do not participate in the DTC system, or otherwise take actions in respect of such Certificates, may be limited due to the lack of a physical certificate for such Certificates.

         Certificates will be issued in registered form to Certificate Owners, or their nominees, rather than to DTC (such Certificates being referred to herein as "Definitive Certificates"), only if (i) DTC or the Servicer advises the Trustee in writing that DTC is no longer willing or able to discharge properly its responsibilities as depository with respect to the Certificates and the Servicer or the Trustee is unable to locate a qualified successor, (ii) the Servicer, at its sole option, advises the Trustee in writing that it elects to terminate the book-entry system through DTC or (iii) after the occurrence of an Event of Servicing Termination, DTC, at the direction of Certificate Owners owning Certificates evidencing Percentage Interests aggregating at lease 51%, advises the Trustee in writing that the continuation of a book-entry system through DTC (or a successor thereto) to the exclusion of any physical certificates being issued to Certificate Owners is no longer in the best interests of Certificate Owners. Upon the issuance of Definitive Certificates to Certificate Owners, such Certificates will be transferable directly (and not exclusively on a book-entry basis) and registered holders will deal directly with the Trustee with respect to transfers, notices and distributions. If Definitive Certificates are issued, the Record Date may be changed to the last day of the month immediately preceding the related Distribution Date.

         DTC has advised the Servicer and the Trustee that, unless and until Definitive Certificates are issued, DTC will take any action permitted to be taken by a Certificateholder under the Agreement only at the direction of one or more Participants to whose accounts with DTC the Certificates are credited. DTC has advised the Servicer that DTC will take such action with respect to any Percentage Interests of the Certificates only at the direction of and on behalf of such Participants with respect to such Percentage Interests of the Certificates. DTC may take actions, at the direction of the related Participants, with respect to some Certificates which conflict with actions taken with respect to other Certificates.]


                                USE OF PROCEEDS


         The net proceeds to be received from the sale of the Certificates will be applied by the Transferor towards the purchase of the Mortgage Loans. The Mortgage Loans will have been acquired by the Transferor in privately negotiated transactions.


                        LEGAL INVESTMENT CONSIDERATIONS


         [Although, as a condition to their issuance, the Certificates will be rated in the [highest] rating category of the Rating Agency, the Certificates will not constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA"), because most of the Mortgages securing the Mortgage Loans are not first mortgages. Accordingly, many institutions with legal authority to invest in comparably rated securities based on first mortgage loans may not be legally authorized to invest in the Certificates, which because they evidence interests in a pool that includes junior mortgage loans are not "mortgage related securities" under SMMEA. See "LEGAL INVESTMENT" in the Prospectus.]


                              ERISA CONSIDERATIONS


         Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and Section 4975 of the Code prohibit a pension, profit sharing or other employee benefit or other plan (such as an individual retirement account or a Keogh plan) that is subject to Title I of ERISA or to
Section 4975 of the Code from engaging in certain transactions involving "plan assets" with persons that are "parties in interest" under ERISA or "disqualified persons" under the Code with respect to the Plan. Certain governmental plans, although not subject to ERISA or the Code, are subject to federal, state or locals laws ("Similar Law") that impose similar requirements (such plans subject to ERISA, Section 4975, or Similar Law referred to herein as "Plans"). A violation of these "prohibited transaction" rules may generate excise tax and other liabilities under ERISA and the Code or under Similar Law for such persons.

         ERISA also imposes certain duties on persons who are fiduciaries of Plans subject to ERISA, including the requirements of investment prudence and diversification, and the requirement that such a Plan's investments be made in accordance with the documents governing the Plan. Under ERISA, any person who exercises any authority or control respecting the management or disposition of the assets of a Plan is considered to be a fiduciary of such Plan.

         It is expected that the Certificates will be considered equity interests in the Trust for purposes of the Plan Assets Regulation, and that the assets of the Trust may therefore constitute plan assets if Certificates are acquired by Plans. It is not expected that the Certificates will constitute "publicly-offered securities" and the Trustee will not monitor ownership of the Certificates to ensure that ownership by benefit plan investors is not significant.

         [Furthermore, the Trust does not contain only assets to which the Exemption, described in the Prospectus, applies.

         As a result, Certificates shall not be transferred and the Trustee shall not register any proposed transfer of Certificates unless it receives (i) a representation substantially to the effect that the proposed transferee is not a Plan and is not acquiring the Certificates on behalf of or with the assets of a Plan (including assets that may be held in an insurance company's separate or general accounts where assets in such accounts may be deemed "plan assets" for purposes of ERISA), or (ii) an opinion of counsel in form and substance satisfactory to the Trustee and the Transferor that the purchase or holding of the Certificates by or on behalf of a Plan will not constitute a prohibited transaction and will not result in the assets of the Trust being deemed to be "plan assets" and subject to the fiduciary responsibility provisions of ERISA or the prohibited transaction provisions of ERISA and the Code or any Similar Law or subject the Trustee, the Certificate Administrator or the Transferor to any obligation in addition to those undertaken in the Trust Agreement.]

         [It is expected that the Exemption will apply to the acquisition and holding by Plans of the Certificates, and that all conditions of the Exemption other than those within the control of the investors will be met. In addition, as of the date hereof, there is no single mortgagor that is the obligor on five percent of the obligations included in the Trust by aggregate unamortized principal balance of the assets of the Trust.

         Prospective Plan investors should consult with their legal advisors concerning the impact of ERISA and the Code, the applicability of the Exemption, and the potential consequences in their specific circumstances, prior to making an investment in the Certificates.]


                        FEDERAL INCOME TAX CONSEQUENCES


         In the opinion of Brown & Wood LLP, special tax counsel to the Trust, for federal income tax purposes, the Certificates will be treated as debt and the Trust will not be characterized as an association, a publicly traded partnership taxable as a corporation, or a taxable mortgage pool. The Trust and each Certificateholder will agree to treat the Certificates as indebtedness for federal income tax purposes. Alternative characterizations of the Trust and the Certificates are possible, and prospective investors should consult their tax advisors regarding the federal income tax consequences of any such alternative characterization. The taxable income allocated to a Certificateholder that is a tax-exempt entity will constitute "unrelated business taxable income" generally to such a holder. Based on their anticipated offering prices, it is expected that the Certificates will not be issued with original issue discount ("OID"). The prepayment assumption to be used for calculating the accrual of OID and market discount and amortization of bond premium will be [ ]. For additional information regarding federal income tax consequences, see "Certain Federal Income Tax Consequences" in the Prospectus.


                                  UNDERWRITING


         Subject to the terms and conditions set forth in the underwriting agreement, dated ______________ (the "Underwriting Agreement"), between the Transferor and [the Underwriter] (the "Underwriter"), the Transferor has agreed to sell to the Underwriter, and the Underwriter has agreed to purchase from the Transferor, all of the Certificates.

         The Underwriting Agreement provides that the Underwriter's obligations hereunder are subject to certain conditions precedent, and that the Underwriter will be obligated to purchase all of the Certificates if any are purchased.

         The distribution of the Certificates by the Underwriter will be effected from time to time in one or more negotiated transactions or otherwise at varying prices to be determined, in each case, at the time of sale. The Underwriter may effect such transactions by selling the Certificates to or through dealers, and such dealers may receive from the Underwriter compensation in the form of underwriting discounts, concessions or commissions. The Underwriter and any dealers that participate with the Underwriter in the distribution of the Certificates may be deemed to be underwriters, and any discounts, commissions or concessions received by them, and any profit on the resale of the Certificates purchased by them, may be deemed to be underwriting discounts and commissions under the Securities Act of 1933, as amended (the "Act").

         The Underwriting Agreement provides that the Transferor will indemnify the Underwriter against certain civil liabilities, including liabilities under the Act.


                                 LEGAL MATTERS


         Certain legal matters with respect to the Certificates will be passed upon for the Transferor by [ ] and for the Underwriter by [
_______________________________ ].


                                     RATING


         It is a condition to issuance that each Class of the Certificates be rated not lower than "____"by [Rating Agency] and "____" by [Rating Agency].

         A securities rating addresses the likelihood of the receipt by Certificateholders of distributions on the Mortgage Loans. The rating takes into consideration the characteristics of the Mortgage Loans and the structural, legal and tax aspects associated with the Certificates. The ratings on the Certificates do not, however, constitute statements regarding the likelihood or frequency of prepayments on the Mortgage Loans or the possibility that Certificateholders might realize a lower than anticipated yield.

         A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each securities rating should be evaluated independently of similar ratings on different securities.

                             INDEX OF DEFINED TERMS

[Letter of Credit] [Surety Bond] Amount............25
Certificate Loss Amount............................24
Certificate Principal Balance..................18, 25
Defaulted Mortgage Loan............................21
Defective Mortgage Loan............................20
Definitive Certificates............................28
Determination Date.................................23
Distribution Account...............................22
Distribution Date..................................23
Early Amortization Event...........................26
Eligible HELOC.....................................15
ERISA..............................................29
Form 8-K...........................................16
Index Maturity.....................................25
Indirect Participants..............................27
Investor Percentage................................22
Investor Servicing Fee.............................14
LIBOR..............................................25
Liquidation Loss Amount............................21
London Business Day................................25
Mortgage Files.....................................19
Mortgage Loans.....................................15
Notice Date........................................20
Participants.......................................27
Plans..............................................29
Principal Collections..............................21
Record Date........................................23
Registration of Certificates.......................23
Retransfer Deposit Amount..........................19
Rules..............................................28
Servicing Fee Rate.................................14
Similar Law........................................29
SMMEA..............................................29
Transferor.........................................10
Transferor Certificate.............................15
Transferor Interest................................18
Transferor Percentage..............................18
Transferor's Portfolio.............................11
Unallocated Principal Collections..................23
Underwriting Agreement.............................30
Unpaid Interest Shortfall..........................23

                                   $---------


                                [ ] HOME EQUITY
                               LOAN TRUST ____-_




                       $_________ [FIXED] [FLOATING] RATE
                           ASSET-BACKED CERTIFICATES
                                 SERIES ____-_




                          KEYBANK NATIONAL ASSOCIATION

                                  (TRANSFEROR)



                               -----------------

                             PROSPECTUS SUPPLEMENT

                                   [ , --- ]
                             ---------------------




                                 [UNDERWRITER]

                                                               [ALTERNATE PAGE]

                  SUBJECT TO COMPLETION, DATED JULY 2, 1999
Prospectus Supplement dated ________ __, ____ To Prospectus dated _________ __,
____
                                                    $----------
                       [ ] HOME EQUITY LOAN TRUST ____-_
           Home Equity Loan Asset-Backed Certificates, Series ____-_

                 [           ]                  KeyBank National Association,
                  as Servicer                           as Transferor



               Principal Balance     Certificate     Price to Public     Underwriting      Proceeds to the
                                        Rate               (1)           Discount (2)      Transferor (3)
Class          $                          %                 %                 %                   %


Total          $                         N/A         $                   $                 $

     (1) Plus accrued interest, if any, at the Certificate Rate from _____________, _____.
     (2) The Transferor has agreed to indemnify the Underwriter against certain liabilities, including liabilities under the Securities Act of 1933.
     (4) Before deducting expenses, payable by the Transferor, estimated to be $____________.


THE CERTIFICATES

o represent the entire beneficial interest in a trust, whose assets are a pool of (1) home equity revolving credit line loans secured primarily by [second liens] on residential properties that are primarily one- to four-family properties, and (2) home improvement installment sales contracts and installment loan agreements.

o   currently have no trading market

o are obligations of the trust only and are not obligations of the transferor and the master servicer or its affiliates

CREDIT ENHANCEMENT

o   [Letter of Credit] [Surety Bond]

   REVIEW THE INFORMATION IN RISK FACTORS ON PAGE S-9 OF THIS PROSPECTUS SUPPLEMENT AND ON PAGE 2 IN THE PROSPECTUS.



   For complete information about the Home Equity Loan Asset-Backed Certificates, Series ____-_, read both this prospectus supplement and the prospectus. This prospectus supplement must be accompanied by a prospectus if it is being used to offer and sell the certificates.

         This Prospectus Supplement and the Prospectus to which it relates are to be used by McDonald Investments Inc., a KeyCorp. Company and an affiliate of the Seller, in connection with offers and sales related to market-making transactions in the securities in which it acts as principal and/or agent. Sales will be made at prices related to the prevailing prices at the time of sale.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE

                                 [Underwriter]
         ___________, 199_

                                                               [ALTERNATE PAGE]

                              PLAN OF DISTRIBUTION

         This Prospectus Supplement and the Prospectus to which it relates are to be used by McDonald Investments Inc., a KeyCorp Company and an affiliate of the Seller ("McDonald"), or its successors, in connection with offers and sales related to market-making transactions in the Securities in which McDonald acts as principal. McDonald may also act as agent in such transactions. Sales will be made at prices related to prevailing prices at the time of sale. Any obligations of McDonald are the sole obligations of McDonald and do not create any obligations on the part of any affiliate of McDonald.



Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the securities and exchange commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.



Subject to completion, dated July 2, 1999.

Prospectus
                          KEYBANK NATIONAL ASSOCIATION
                           Asset-Backed Certificates
                               Asset-Backed Notes
                              (Issuable in Series)

KeyBank National Association, as the seller, may offer from time to time under this prospectus and a related prospectus supplement asset-backed notes and asset-backed certificates which may be sold from time to time in one or more series. Each series of securities will be issued in one or more classes.

The related prospectus supplement will set forth the specific assets of the trust fund and the seller or sellers from whom such assets are acquired. The assets may include:

     (a)      one or more pools of:

              (i) closed-end and/or revolving home equity loans or certain balances thereof and/or loans of which the proceeds have been applied to the purchase of the related mortgaged property, secured by mortgages primarily on one- to four-family residential properties and properties that include residential, and semi commercial or retail units;

              (ii) home improvement installment sales contracts and installment loan agreements which may be unsecured, secured by mortgages primarily on one- to four-family residential properties, or secured by purchase money security interests in the related home improvements;

              (iii) private securities; and

              (iv)  agency securities;

     (b) all monies due under the above assets (which may be net of certain amounts payable to the servicer); and

     (c)      certain funds, credit enhancements and other assets.

The assets comprising the trust fund may be divided into one or more asset groups and each class of the related series will evidence beneficial ownership of the corresponding asset group, as applicable.

The prospectus supplement will state if the trust fund will make a REMIC election for federal income tax purposes.

FOR A DISCUSSION OF CERTAIN RISKS ASSOCIATED WITH AN INVESTMENT IN THE SECURITIES, SEE RISK FACTORS ON PAGE 2.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved the offered securities or determined if this prospectus is accurate or complete. Making any contrary representation is a criminal offense.

                                  RISK FACTORS

         You should carefully consider the following risk factors prior to any purchase of the securities.

LIMITED LIQUIDITY MAY RESULT IN DELAYS IN LIQUIDATIONS OR LOWER RETURNS

         There will be no market for the securities of any series prior to its issuance, and there can be no assurance that a secondary market will develop or, if it does develop, that it will provide holders with liquidity of investment or that any such market will continue for the life of the securities of such series. One or more underwriters, as specified in the related prospectus supplement, may expect to make a secondary market in the securities, but have no obligation to do so. Absent a secondary market for the securities you may experience a delay if you choose to sell your securities or the price you receive may be less than that which is offered for a comparable liquid security.

LIMITED ASSETS

         THE SELLER. The securities of a series will be payable solely from the assets of the trust fund for such securities. There will be no recourse to the seller or any other person for any default on the notes or any failure to receive distributions on the certificates.

         Further, unless otherwise stated in the related prospectus supplement, at the times set forth in the related prospectus supplement, certain primary assets and/or any balance remaining in the collection account or distribution account immediately after making all payments due on the securities of such Series and other payments specified in the related prospectus supplement, may be promptly released or remitted to the seller, the servicer, the provider of any credit enhancement or any other person entitled thereto and will no longer be available for making payments to holders. Consequently, holders of securities of each series must rely solely upon payments with respect to the primary assets and the other assets constituting the trust fund for a series of securities, including, if applicable, any amounts available pursuant to any credit enhancement for such series, for the payment of principal of and interest on the securities of such series.

         Holders of notes will be required under an indenture to proceed only against the assets of the trust fund in the case of a default with respect to such notes and may not proceed against the assets of the seller. If payments from the assets of the trust were insufficient to make payments on such notes, no other assets would be available for payment of the deficiency and you could experience a loss.

         The only obligations of the seller will be the representations and warranties it makes regarding the trust assets.

         WE REFER YOU TO "THE AGREEMENTS - ASSIGNMENT OF PRIMARY ASSETS."

LIMITS ON CREDIT ENHANCEMENT

         Although credit enhancement is intended to reduce the risk of delinquent payments or losses to holders of securities, the amount of such credit enhancement, if any, will be limited, as set forth in the related prospectus supplement. In addition the amount available will decline and could be depleted under certain circumstances prior to the payment in full of the related series of securities, and as a result you may suffer losses.

         SEE "ENHANCEMENT."

TIMING AND RATE OF PREPAYMENTS MAY RESULT IN LOWER YIELD

         The yield to maturity experienced by a holder of securities may be affected by the rate of payment of principal of the trust assets. The timing of principal payments of the securities of a series will be affected by a number of factors, including the following: (i) the extent of prepayments of the loans and the underlying loans relating to the private securities and the agency securities, which prepayments may be influenced by a variety of factors, (ii) the manner of allocating principal payments among the classes of securities of a series as specified in the related prospectus supplement and (iii) the exercise by the party entitled thereto of any right of optional termination. Prepayments may also result from repurchases of these assets due to material breaches of the Seller's warranties.

         WE REFER YOU TO "DESCRIPTION OF THE SECURITIES--WEIGHTED AVERAGE LIFE OF SECURITIES."

         Interest payable on the securities of a series on a distribution date will include all interest accrued during the period specified in the related prospectus supplement. In the event interest accrues during the calendar month prior to a distribution date, the effective yield to holders will be reduced from the yield that would otherwise be obtainable if interest payable on the security were to accrue through the day immediately preceding each distribution date, and the effective yield (at par) to holders will be less than the indicated coupon rate.

         WE REFER YOU TO "DESCRIPTION OF THE SECURITIES--PAYMENTS OF INTEREST."

JUNIOR LIENS MAY RESULT IN LOSSES IN FORECLOSURE PROCEEDINGS

         Since some of the mortgages are junior liens subordinate to the rights of the mortgagee under the related senior mortgage or mortgages, the proceeds from any liquidation, insurance or condemnation proceedings will be available to satisfy the outstanding balance of such junior mortgage only to the extent that the claims of such senior mortgagees have been satisfied in full, including any related foreclosure costs. In addition, a junior mortgagee may not foreclose on the property securing a junior mortgage unless it forecloses subject to the senior mortgages, in which case it must either pay the entire amount due on the senior mortgages to the senior mortgagees at or prior to the foreclosure sale or undertake the obligation to make payments on the senior mortgages in the event the mortgagor is in default thereunder. The trust fund will not have any source of funds to satisfy the senior mortgages or make payments due to the senior mortgagees.

DECREASE IN VALUE OF MORTGAGED PROPERTY WOULD DISPROPORTIONATELY AFFECT JUNIOR LIENHOLDERS

         There are several factors that could adversely affect the value of properties such that the outstanding balance of the related loan, together with any senior financing on the properties, would equal or exceed the value of the properties. Among the factors that could adversely affect the value of the properties are an overall decline in the residential real estate market in the areas in which the properties are located or a decline in the general condition of the properties as a result of failure of borrowers to maintain adequately the properties or of natural disasters that are not necessarily covered by insurance, such as earthquakes and floods. Any such decline could extinguish the value of a junior interest in property before having any effect on the related senior interest therein. If such a decline occurs, the actual rates of delinquencies, foreclosure and losses on the junior loans could be higher than those currently experienced in the mortgage lending industry in general.

ENVIRONMENTAL RISKS

         Real property pledged as security to a lender may be subject to certain environmental risks. Under the laws of certain states, contamination of a property may give rise to a lien on the property to assure the costs of clean-up. In several states, such a lien has priority over the lien of an existing mortgage or owner interest against such property. In addition, under the laws of some states and under the federal Comprehensive Environmental Response, Compensation, and Liability Act of 1980, a lender may be liable, as an "owner" or "operator," for costs of addressing releases or threatened releases of hazardous substances that require remedy at a property, if agents or employees of the lender have become sufficiently involved in the operations of the borrower, regardless of whether or not the environmental damage or threat was caused by a prior owner. A lender also risks such liability on foreclosure of a property underlying a mortgage.

VIOLATIONS OF LENDING LAWS COULD RESULT IN LOSSES ON PRIMARY ASSETS

         Applicable state laws generally regulate interest rates and other charges and require certain disclosures. In addition, other state laws, public policy and general principles of equity relating to the protection of consumers, unfair and deceptive practices and debt collection practices may apply to the origination, servicing and collection of the loans. Depending on the provisions of the applicable law and the specific facts and circumstances involved, violations of these laws, policies and principles may limit the ability of the servicer to collect all or part of the principal of or interest on the loans, may entitle the borrower to a refund of amounts previously paid and, in addition, could subject the owner of the loan to damages and administrative enforcement.

         The loans are also subject to federal laws, including laws that require certain disclosures to borrowers, that prohibit discrimination and that regulate the use and reporting of information relating to the borrower's credit experience. Violations of certain provisions of these federal laws may limit the ability of the servicer to collect all or part of the principal of or interest on the loans and in addition could subject the trust fund to damages and administrative enforcement.

         WE REFER YOU TO "CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS."

         The home improvement contracts are also subject to the Preservation of Consumers, Claims and Defenses regulations of the Federal Trade Commission and other similar federal and state statutes and regulations (collectively, the "Holder in Due Course Rules"), which protect the homeowner from defective craftsmanship or incomplete work by a contractor. These laws permit the obligor to withhold payment if the work does not meet the quality and durability standards agreed to by the homeowner and the contractor. The Holder in Due Course Rules have the effect of subjecting any assignee of the seller in a consumer credit transaction, such as the trust fund with respect to the loans, to all claims and defenses which the obligor in the credit sale transaction could assert against the seller of the goods.

RATING OF THE SECURITIES RELATE TO CREDIT RISK ONLY

         The ratings of the securities will be based on, among other things, the adequacy of the value of the trust assets and any credit enhancement with respect to a series. Such ratings should not be deemed a recommendation to purchase, hold or sell securities, inasmuch as it does not address market price or suitability for a particular investor. There is also no assurance that any such rating will remain in effect for any given period of time or may not be lowered or withdrawn entirely by the rating agency if in its judgment circumstances so warrant. In addition to being lowered or withdrawn due to any erosion in the adequacy of the value of the trust assets, such ratings might also be lowered or withdrawn, among other reasons, because of an adverse change in the financial or other condition of a credit enhancement provider or a change in the rating of such credit enhancement provider's long term debt.

LIQUIDATION VALUE OF TRUST ASSETS MAY BE INSUFFICIENT TO SATISFY ALL CLAIMS AGAINST TRUST

         There is no assurance that the market value of the trust assets for a series will at any time be equal to or greater than the aggregate principal amount of the securities of such series then outstanding, plus accrued interest thereon. Moreover, upon an event of default under the indenture for a series of notes and a sale of the assets in the trust fund or upon a sale of the assets of a trust fund for a series of certificates, the trustee, the servicer, if any, the credit enhancement provider and any other service provider generally will be entitled to receive the proceeds of any such sale to the extent of unpaid fees and other amounts owing to such persons prior to distributions to holders of securities. Upon any such sale, the proceeds thereof may be insufficient to pay in full the principal of and interest on the securities of such series.

         Liquidation expenses with respect to defaulted loans do not vary directly with the outstanding principal balance of the loan at the time of default. Therefore, assuming that a servicer took the same steps in realizing upon a defaulted loan having a small remaining principal balance as it would in the case of a defaulted loan having a larger principal balance, the amount realized after expenses of liquidation would be smaller as a percentage of the outstanding principal balance of the smaller loan than would be the case with a larger loan. Because the average outstanding principal balances of the loans are small relative to the size of the loans in a typical pool of first mortgages, realizations net of liquidation expenses on defaulted loans may also be smaller as a percentage of the principal amount of the loans than would such net realizations in the case of a typical pool of first mortgage loans.



                         DESCRIPTION OF THE SECURITIES

GENERAL

         The notes (the "Notes") will be issued in series (each, a "Series") pursuant to an indenture (the "Indenture") between the related trust fund (the "Trust") and the entity named in the related prospectus supplement (the "Prospectus Supplement") as trustee (the "Trustee") with respect to such Series. A form of Indenture has been filed as an exhibit to the Registration Statement of which this Prospectus forms a part. The certificates (the "Certificates") will also be issued in Series pursuant to separate agreements (each, a "Pooling and Servicing Agreement" or a "Trust Agreement", and together with the Indenture, the "Agreements") among KeyBank National Association (the "Seller"), the servicer specified in the Prospectus Supplement (the "Servicer"), if the Series relates to Loans, and the Trustee. A form of Pooling and Servicing Agreement has been filed as an exhibit to the Registration Statement of which this Prospectus forms a part. A Series may consist of both Notes and Certificates (each, a "Security").

         The following summaries describe certain provisions in the Agreements common to each Series of Securities. The summaries do not purport to be complete and are subject to, and are qualified in their entirety by reference to, the provisions of the Agreements and the Prospectus Supplement relating to each Series of Securities. Where particular provisions or terms used in the Agreements are referred to, the actual provisions (including definitions of terms) are incorporated herein by reference as part of such summaries.

         Each Series of Securities will consist of one or more classes of Securities (each, a "Class"), one or more of which may be Compound Interest Securities, Fixed Interest Securities, Variable Interest Securities, Planned Amortization Class ("PAC") Securities, Zero Coupon Securities, Principal Only Securities, Interest Only Securities or Participating Securities. A Series may also include one or more Classes of subordinate securities (the "Subordinate Securities"). The Securities of each Series will be issued only in fully registered form, without coupons, in the authorized denominations for each Class specified in the related Prospectus Supplement. Upon satisfaction of the conditions, if any, applicable to a Class of a Series, as described in the related Prospectus Supplement, the transfer of the Securities may be registered and the Securities may be exchanged at the office of the Trustee without the payment of any service charge other than any tax or governmental charge payable in connection with such registration of transfer or exchange. If specified in the related Prospectus Supplement, one or more Classes of a Series may be available in book-entry form only.

         Unless otherwise provided in the related Prospectus Supplement, payments of principal of and interest on a Series of Securities will be made on the distribution date (each, a "Distribution Date") specified in the Prospectus Supplement relating to such Series by check mailed to Holders of such Series, registered as such at the close of business on the record date specified in the related Prospectus Supplement applicable to such Distribution Dates at their addresses appearing on the security register, except that (a) payments may be made by wire transfer (at the expense of the Holder requesting payment by wire transfer) in certain circumstances described in the related Prospectus Supplement and (b) final payments of principal in retirement of each Security will be made only upon presentation and surrender of such Security at the office of the Trustee specified in the Prospectus Supplement. Notice of the final payment on a Security will be mailed to the holder of such Security before the Distribution Date on which the final principal payment on any Security is expected to be made to the holder of such Security.

         Payments of principal of and interest on the Securities will be made by the Trustee, or a paying agent on behalf of the Trustee, as specified in the related Prospectus Supplement. Unless otherwise provided in the related Prospectus Supplement, all payments with respect to the Primary Assets for a Series, together with reinvestment income thereon, amounts withdrawn from any Reserve Fund, and amounts available pursuant to any other credit enhancement specified in the Prospectus Supplement (the "Enhancement") will be deposited directly into a separate account established by the Trustee or the Servicer (the "Collection Account") and, net, if and as provided in the related Prospectus Supplement, of certain amounts payable to the related Servicer and any other person specified in the Prospectus Supplement, will thereafter be deposited into the Distribution Account and will be available to make payments on Securities of such Series on the next Distribution Date, as the case may be. See "THE TRUSTS--Collection and Distribution Accounts."

VALUATION OF THE PRIMARY ASSETS

         If specified in the related Prospectus Supplement for a Series of Notes, each Primary Asset included in the related Trust for a Series will be assigned an initial "Asset Value." Unless otherwise specified in the related Prospectus Supplement, at any time the Asset Value of the Primary Assets will be equal to the product of the Asset Value Percentage as set forth in the Indenture and the lesser of (a) the stream of remaining regularly scheduled payments on the Primary Assets, net, unless otherwise provided in the related Prospectus Supplement, of certain amounts payable as expenses, together with income earned on each such scheduled payment received through the day preceding the next Distribution Date at the Assumed Reinvestment Rate, if any, discounted to present value at the highest interest rate on the Notes of such Series over periods equal to the interval between payments on the Notes, and (b) the then principal balance of the Primary Assets. Unless otherwise specified in the related Prospectus Supplement, the initial Asset Value of the Primary Assets will be at least equal to the principal amount of the Notes of the related Series at the date of issuance thereof.

         The "Assumed Reinvestment Rate", if any, for a Series will be the highest rate permitted by the Rating Agency or a rate insured by means of a surety bond, guaranteed investment contract, Deposit Agreement or other arrangement satisfactory to the Rating Agency. If the Assumed Reinvestment Rate is so insured, the related Prospectus Supplement will set forth the terms of such arrangement.

PAYMENTS OF INTEREST

         The Securities of each Class by their terms entitled to receive interest will bear interest (calculated, unless otherwise specified in the related Prospectus Supplement, on the basis of a 360-day year of twelve 30-day months) from the date and at the rate per annum specified, or calculated in the method described, in the related Prospectus Supplement. Interest on such Securities of a Series will be payable on the Distribution Date and in the priority specified in the related Prospectus Supplement. The rate of interest on Securities of a Series may be fixed or variable or may change with changes in the annual percentage rates of the Loans or Underlying Loans, as applicable included in the related Trust and/or as prepayments occur with respect to such Loans or Underlying Loans, as applicable. Principal Only Securities may not be entitled to receive any interest distributions or may be entitled to receive only nominal interest distributions. Any interest on Zero Coupon Securities that is not paid on the related Distribution Date will accrue and be added to the principal thereof on such Distribution Date.

         Interest payable on the Securities on a Distribution Date will include all interest accrued during the period specified in the related Prospectus Supplement. In the event interest accrues during the calendar month preceding a Distribution Date, the effective yield to Holders will be reduced from the yield that would otherwise be obtainable if interest payable on the Securities were to accrue through the day immediately preceding such Distribution Date.

PAYMENTS OF PRINCIPAL

         On each Distribution Date for a Series, principal payments will be made to the holders of the Securities of such Series on which principal is then payable, to the extent set forth in the related Prospectus Supplement. Such payments will be made in an aggregate amount determined as specified in the related Prospectus Supplement and will be allocated among the respective Classes of a Series in the manner, at the times and in the priority (which may, in certain cases, include allocation by random lot) set forth in the related Prospectus Supplement.

         Interest Only Securities may be assigned a "Notional Amount" set forth in the related Prospectus Supplement which is used solely for convenience in expressing the calculation of interest and for certain other purposes and does not represent the right to receive any distributions allocable to principal.

FINAL SCHEDULED DISTRIBUTION DATE

         The Final Scheduled Distribution Date with respect to each Class of Notes is the date no later than which principal thereof will be fully paid and with respect to each Class of Certificates will be the date on which the entire aggregate principal balance of such Class is expected to be reduced to zero, in each case calculated on the basis of the assumptions applicable to such Series described in the related Prospectus Supplement. The Final Scheduled Distribution Date for each Class of a Series will be specified in the related Prospectus Supplement. The Final Scheduled Distribution Date of a Class may equal the maturity date of the Primary Asset in the related Trust which has the latest stated maturity or will be determined as described herein and in the related Prospectus Supplement.

         The actual final Distribution Date of the Securities of a Series will depend primarily upon the rate of payment (including prepayments, liquidations due to default, the receipt of proceeds from casualty insurance policies and repurchases) of the Loans and the Underlying Loans relating to the Private Securities and the Agency Securities, as applicable, in the related Trust. Since payments on the Primary Assets, including prepayments, will be used to make distributions in reduction of the outstanding principal amount of the Securities, it is likely that the actual final Distribution Date of any Class will occur earlier, and may occur substantially earlier, than its Final Scheduled Distribution Date. Furthermore, with respect to a Series of Certificates, unless otherwise specified in the related Prospectus Supplement, as a result of delinquencies, defaults and liquidations of the Primary Assets in the Trust, the actual final Distribution Date of any Certificate may occur later than its Final Scheduled Distribution Date. No assurance can be given as to the actual prepayment experience with respect to the Primary Assets related to a Series. See "Weighted Average Life of the Securities" below.

SPECIAL REDEMPTION

         If so specified in the Prospectus Supplement relating to a Series of Securities having other than monthly Distribution Dates, one or more Classes of Securities of such Series may be subject to special redemption, in whole or in part, on the day specified in the related Prospectus Supplement (a "Special Redemption Date") if, as a consequence of prepayments on the Loans or Underlying Loans, as applicable, relating to such Securities or low yields then available for reinvestment, the entity specified in the related Prospectus Supplement determines, based on assumptions specified in the applicable Agreement, that the amount available for the payment of interest that will have accrued on such Securities through the designated interest accrual date specified in the related Prospectus Supplement (the "Available Interest Amount") is less than the amount of interest that will have accrued on such Securities to such date. In such event and as further described in the related Prospectus Supplement, the Trustee will redeem a principal amount of outstanding Securities of such Series as will cause the Available Interest Amount to equal the amount of interest that will have accrued through such designated interest accrual date for such Series of Securities outstanding immediately after such redemption.

OPTIONAL REDEMPTION, PURCHASE OR TERMINATION

         The Seller or the Servicer may, at its option, redeem, in whole or in part, one or more Classes of Notes or purchase one or more Classes of Certificates of any Series, on any Distribution Date under the circumstances, if any, specified in the Prospectus Supplement relating to such Series. Alternatively, if so specified in the related Prospectus Supplement for a Series of Certificates, the Seller, the Servicer, or another entity designated in the related Prospectus Supplement may, at its option, cause an early termination of a Trust by repurchasing all of the Primary Assets from such Trust on or after a date specified in the related Prospectus Supplement, or on or after such time as the aggregate outstanding principal amount of the Certificates or Primary Assets, as specified in the related Prospectus Supplement, is less than the amount or percentage specified in the related Prospectus Supplement. Notice of such redemption, purchase or termination must be given by the Seller or the Trustee prior to the related date. The redemption, purchase or repurchase price will be set forth in the related Prospectus Supplement. If specified in the related Prospectus Supplement, in the event that a REMIC election has been made, the Trustee shall receive a satisfactory opinion of counsel that the optional redemption, purchase or termination will be conducted so as to constitute a "qualified liquidation" under Section 860F of the Code.

         In addition, the Prospectus Supplement may provide other circumstances under which Holders of Securities of a Series could be fully paid significantly earlier than would otherwise be the case if payments or distributions were solely based on the activity of the related Primary Assets.

WEIGHTED AVERAGE LIFE OF THE SECURITIES

         Weighted average life refers to the average amount of time that will elapse from the date of issue of a security until each dollar of principal of such security will be repaid to the investor. Unless otherwise specified in the related Prospectus Supplement, the weighted average life of the Securities of a Class will be influenced by the rate at which the amount financed under the Loans or Underlying Loans, as applicable, included in the Trust for a Series is paid, which may be in the form of scheduled amortization or prepayments.

         Prepayments on loans and other receivables can be measured relative to a prepayment standard or model. The Prospectus Supplement for a Series of Securities will describe the prepayment standard or model, if any, used and may contain tables setting forth the projected weighted average life of each Class of Securities of such Series and the percentage of the original principal amount of each Class of Securities of such Series that would be outstanding on specified Distribution Dates for such Series based on the assumptions stated in such Prospectus Supplement, including assumptions that prepayments on the Loans or Underlying Loans, as applicable, included in the related Trust are made at rates corresponding to various percentages of the prepayment standard or model specified in such Prospectus Supplement.

         There is, however, no assurance that prepayment of the Loans or Underlying Loans, as applicable, included in the related Trust will conform to any level of any prepayment standard or model specified in the related Prospectus Supplement. The rate of principal prepayments on pools of loans is influenced by a variety of economic, demographic, geographic, legal, tax, social and other factors.

         The rate of prepayments of conventional housing loans and other receivables has fluctuated significantly in recent years. In general, however, if prevailing interest rates fall significantly below the interest rates on the Loans or Underlying Loans, as applicable, for a Series, such loans are likely to prepay at rates higher than if prevailing interest rates remain at or above the interest rates borne by such loans. In this regard, it should be noted that the Loans or Underlying Loans, as applicable, for a Series may have different interest rates. In addition, the weighted average life of the Securities may be affected by the varying maturities of the Loans or Underlying Loans, as applicable. If any Loans or Underlying Loans, as applicable, for a Series have actual terms-to-stated maturity of less than those assumed in calculating the Final Scheduled Distribution Date of the related Securities, one or more Classes of the Series may be fully paid prior to their respective Final Scheduled Distribution Dates, even in the absence of prepayments and a reinvestment return higher than the Assumed Reinvestment Rate.



                                   THE TRUSTS

GENERAL

         The Notes of each Series will be secured by the pledge of the assets of the related Trust, and the Certificates of each Series will represent interests in the assets of the related Trust, or in an Asset Group specified in the related Prospectus Supplement. The Trust of each Series will include assets purchased from the Seller composed of:

              (i)   the Primary Assets;

              (ii) amounts available from the reinvestment of payments on such Primary Assets at the Assumed Reinvestment Rate, if any, specified in the related Prospectus Supplement;

              (iii) any Enhancement;

              (iv) any Property that secured a Loan but which is acquired by foreclosure or deed in lieu of foreclosure or repossession; and

              (v) the amount, if any, initially deposited in the Collection Account or Distribution Account for a Series as specified in the related Prospectus Supplement.

         The Securities will be non-recourse obligations of the related Trust. The assets of the Trust specified in the related Prospectus Supplement for a Series of Securities, unless otherwise specified in the related Prospectus Supplement will serve as collateral only for that Series of Securities. Holders of a Series of Notes may only proceed against such collateral securing such Series of Notes in the case of a default with respect to such Series of Notes and may not proceed against any assets of the Seller, any of its affiliates or the related Trust not pledged to secure such Notes.

         The Primary Assets for a Series will be sold by the Seller to the related Trust. Private Securities will be purchased by the Seller in secondary market transactions, not from the issuer of such securities or an affiliate thereof. Agency Securities will be purchased either in the secondary market or otherwise. Loans may be purchased by the Seller in privately negotiated transactions, which may include transactions with affiliates of the Seller. The Primary Assets will be transferred by the Seller to the Trust. Loans relating to a Series will be serviced by the Servicer, which may be the Seller, specified in the related Prospectus Supplement, pursuant to a Pooling and Servicing Agreement, with respect to a Series of Certificates or a servicing agreement (each, a "Servicing Agreement") between the Trust and Servicer, with respect to a Series of Notes.

         As used herein, "Agreement" means, with respect to a Series of Certificates, the Pooling and Servicing Agreement or Trust Agreement, and with respect to a Series of Notes, the Indenture and the Servicing Agreement, as the context requires.

         If so specified in the related Prospectus Supplement, a Trust relating to a Series of Securities may be a business trust formed under the laws of the state specified in the related Prospectus Supplement pursuant to a trust agreement (each, a "Trust Agreement") between the Seller and the trustee of such Trust specified in the related Prospectus Supplement.

         With respect to each Trust, prior to the initial offering of the related Series of Securities, the Trust will have no assets or liabilities. No Trust is expected to engage in any activities other than acquiring, managing and holding the related Primary Assets and other assets contemplated herein and in the related Prospectus Supplement and the proceeds thereof, issuing Securities and making payments and distributions thereon and certain related activities. No Trust is expected to have any source of capital other than its assets and any related Enhancement.

         Primary Assets included in the Trust for a Series may consist of any combination of Loans, Private Securities and Agency Securities, to the extent and as specified in the related Prospectus Supplement.

THE LOANS

         MORTGAGE LOANS. The property which secures repayment of the Loans is referred to as the "Mortgaged Properties". The Primary Assets for a Series may consist, in whole or in part, of closed-end and/or revolving home equity loans or certain balances thereof and/or loans of which the proceeds have been applied to the purchase of the related Mortgaged Property (the "Closed-End Loans" and "Revolving Credit Line Loans" and collectively, the "Mortgage Loans") secured by mortgages primarily on Single Family Properties which may be subordinated to other mortgages on the same Mortgaged Property. The Mortgage Loans may have fixed interest rates or adjustable interest rates and may provide for other payment characteristics as described below and in the related Prospectus Supplement.

         As more fully described in the related Prospectus Supplement, interest on each Revolving Credit Line Loan, excluding introductory rates offered from time to time during promotional periods, may be computed and payable monthly on the average daily outstanding principal balance of such loan. Principal amounts on the Revolving Credit Line Loans may be drawn down (up to a maximum amount as set forth in the related Prospectus Supplement) or repaid under each Revolving Credit Line Loan from time to time. If specified in the related Prospectus Supplement, new draws by borrowers under the Revolving Credit Line Loans will automatically become part of the Trust for a Series. As a result, the aggregate balance of the Revolving Credit Line Loans will fluctuate from day to day as new draws by borrowers are added to the Trust and principal payments are applied to such balances and the amounts of such draws and payments will usually differ each day, as more specifically described in the related Prospectus Supplement. Unless otherwise described in the related Prospectus Supplement, the full principal amount of a Closed-End Loan is advanced at origination of the loan and generally is repayable in equal (or substantially equal) installments of an amount sufficient to fully amortize such loan at its stated maturity. As more fully described in the related Prospectus Supplement, interest on each Loan is calculated on the basis of the outstanding principal balance of such loan multiplied by the Loan Rate thereon and further multiplied by a fraction described in the related Prospectus Supplement. Unless otherwise described in the related Prospectus Supplement, the original terms to stated maturity of Loans generally will not exceed 360 months. Under certain circumstances, under either a Revolving Credit Line Loan or a Closed-End Loan, a borrower may choose an interest only payment option and is obligated to pay only the amount of interest which accrues on the loan during the billing cycle. An interest only payment option may be available for a specified period before the borrower must begin paying at least the minimum monthly payment of a specified percentage of the average outstanding balance of the loan.

         The Mortgaged Properties will include primarily Single Family Property (i.e., one- to four-family residential housing, including Condominium Units and Cooperative Dwellings). The Mortgaged Properties may consist of detached individual dwellings, individual condominiums, townhouses, duplexes, row houses, individual units in planned unit developments and other attached dwelling units. Each Single Family Property will be located on land owned in fee simple by the borrower or on land leased by the borrower for a term at least ten years (unless otherwise provided in the related Prospectus Supplement) greater than the term of the related Loan. Attached dwellings may include owner-occupied structures where each borrower owns the land upon which the unit is built, with the remaining adjacent land owned in common or dwelling units subject to a proprietary lease or occupancy agreement in a cooperatively owned apartment building.

         The Mortgaged Properties may also include semi-commercial retail properties ("Small Mixed Use Properties"). At least 50% of the square footage of each of the Small Mixed Use Properties are residential. Also included in the category of Small Mixed Use Properties are properties containing five or more residential units and no commercial space. Small Mixed-Use Properties may be owner occupied or investor properties and the loan purpose may be a refinancing or a purchase.

         Unless otherwise specified in the related Prospectus Supplement, Mortgages on Cooperative Dwellings consist of a lien on the shares issued by such Cooperative Dwelling and the proprietary lease or occupancy agreement relating to such Cooperative Dwelling.

         The aggregate principal balance of Loans secured by Mortgaged Properties that are owner-occupied will be disclosed in the related Prospectus Supplement. Unless otherwise specified in the Prospectus Supplement, the sole basis for a representation that a given percentage of the Loans are secured by Single Family Property that is owner-occupied will be either (i) the making of a representation by the Mortgagor at origination of the Loan either that the underlying Mortgaged Property will be used by the Mortgagor for a period of at least six months every year or that the Mortgagor intends to use the Mortgaged Property as a primary residence, or (ii) a finding that the address of the underlying Mortgaged Property is the Mortgagor's mailing address as reflected in the Servicer's records. To the extent specified in the related Prospectus Supplement, the Mortgaged Properties may include non-owner occupied investment properties and vacation and second homes.

         The initial Combined Loan-to-Value Ratio of a Loan is computed in the manner described in the related Prospectus Supplement and may take into account the amounts of any related senior mortgage loans.

         HOME IMPROVEMENT CONTRACTS. The Primary Assets for a Series may consist, in whole or part, of home improvement installment sales contracts and installment loan agreements (the "Home Improvement Contracts") originated by a home improvement contractor in the ordinary course of business. As specified in the related Prospectus Supplement, the Home Improvement Contracts will either be unsecured or secured by the Mortgages primarily on Single Family Properties which are generally subordinate to other mortgages on the same Mortgaged Property or by purchase money security interest in the Home Improvements financed thereby. Unless otherwise specified in the applicable Prospectus Supplement, the Home Improvement Contracts will be fully amortizing and may have fixed interest rates or adjustable interest rates and may provide for other payment characteristics as described below and in the related Prospectus Supplement.

         Unless otherwise specified in the related Prospectus Supplement, the home improvements (the "Home Improvements") securing the Home Improvement Contracts include, but are not limited to, replacement windows, house siding, new roofs, swimming pools, satellite dishes, kitchen and bathroom remodeling goods and solar heating panels.

         If applicable, the initial Loan-to-Value Ratio of a Home Improvement Contract is computed in the manner described in the related Prospectus Supplement.

         ADDITIONAL INFORMATION. The selection criteria which shall apply with respect to the Loans, including, but not limited to, the Combined Loan-to-Value Ratios or Loan-to-Value Ratios, as applicable, original terms to maturity and delinquency information, will be specified in the related Prospectus Supplement.

         Some Loans may be delinquent or non-performing as specified in the related Prospectus Supplement. Loans may be originated by or acquired from an affiliate of the Seller and an affiliate of the Seller may be an obligor with respect to any such Loan. To the extent provided in the related Prospectus Supplement, additional Loans may be periodically added to the Trust, or may be removed from time to time if certain asset value tests are met, as described in the related Prospectus Supplement.

         The Loans for a Series may include Loans that do not amortize their entire principal balance by their stated maturity in accordance with their terms and require a balloon payment of the remaining principal balance at maturity, as specified in the related Prospectus Supplement. As further described in the related Prospectus Supplement, the Loans for a Series may include Loans that do not have a specified stated maturity.

         The related Prospectus Supplement for each Series will provide information with respect to the Loans that are Primary Assets as of the Cut-off Date, including, among other things, and to the extent relevant:

         (a) the aggregate unpaid principal balance of the Loans (or the aggregate unpaid principal balance included in the Trust for the related Series);

         (b) the range and weighted average Loan Rate on the Loans, and, in the case of adjustable rate Loans, the range and weighted average of the current Loan Rates and the Lifetime Rate Caps, if any;

         (c) the range and average outstanding principal balance of the Loans;

         (d) the weighted average original and remaining term-to-stated maturity of the Loans and the range of original and remaining terms-to-stated maturity, if applicable;

         (e) the range and weighted average of Combined Loan-to-Value Ratios or Loan-to-Value Ratios for the Loans, as applicable;

         (f) the percentage (by outstanding principal balance as of the Cut-off Date) of Loans that accrue interest at adjustable or fixed interest rates;

         (g) any special hazard insurance policy or bankruptcy bond or other enhancement relating to the Loans;

         (h) the percentage (by principal balance as of the Cut-off Date) of Loans that are secured by Mortgaged Properties, Home Improvements or are unsecured;

         (i) the geographic distribution of any Mortgaged Properties securing the Loans;

         (j)   the percentage of Loans (by principal balance as of the Cut-off
               Date) that are secured by Single Family Properties, shares relating to Cooperative Dwellings, Condominium Units, investment property and vacation or second homes;

         (k)   the lien priority of the Loans;

         (l) the credit limit utilization rate of any Revolving Credit Line Loans; and

         (m)   the delinquency status and year of origination of the Loans.

The related Prospectus Supplement will also specify any other limitations on the types or characteristics of Loans for a Series.

         If information of the nature described above respecting the Loans is not known to the Seller at the time the Securities are initially offered, approximate or more general information of the nature described above will be provided in the Prospectus Supplement and additional information will be set forth in a Current Report on Form 8-K to be available to investors on the date of issuance of the related Series and to be filed with the Commission within 15 days after the initial issuance of such Securities.

PRIVATE SECURITIES

         GENERAL. Primary Assets for a Series may consist, in whole or in part, of Private Securities which include (a) pass-through certificates representing beneficial interests in loans of the type that would otherwise be eligible to be Loans (the "Underlying Loans") or (b) collateralized obligations secured by Underlying Loans. Such pass-through certificates or collateralized obligations will have previously been (i) offered and distributed to the public pursuant to an effective registration statement or (ii) purchased in a transaction not involving any public offering from a person who is not an affiliate of the issuer of such securities at the time of sale (nor an affiliate thereof at any time during the three preceding months); provided a period of three years has elapsed since the later of the date the securities were acquired from the issuer or an affiliate thereof. Although individual Underlying Loans may be insured or guaranteed by the United States or an agency or instrumentality thereof, they need not be, and Private Securities themselves will not be so insured or guaranteed.

         All purchases of Private Securities for a Series by the Seller will be made in secondary market transactions, not from the issuer of such Private Securities or any affiliate thereof. As a result, no such purchases of Private Securities offered and distributed to the public pursuant to an effective registration statement will be made by the Seller for at least ninety days after the initial issuance of such Private Securities.

         Private Securities will have been issued pursuant to a pooling and servicing agreement, a trust agreement or similar agreement (a "PS Agreement"). The seller/servicer of the Underlying Loans will have entered into the PS Agreement with the trustee under such PS Agreement (the "PS Trustee"). The PS Trustee or its agent, or a custodian, will possess the Underlying Loans. Underlying Loans will be serviced by a servicer (the "PS Servicer") directly or by one or more sub-servicers who may be subject to the supervision of the PS Servicer.

         The sponsor of the Private Securities (the "PS Sponsor") will be a financial institution or other entity engaged generally in the business of lending; a public agency or instrumentality of a state, local or federal government; or a limited purpose corporation organized for the purpose of, among other things, establishing trusts and acquiring and selling loans to such trusts, and selling beneficial interests in such trusts. If so specified in the Prospectus Supplement, the PS Sponsor may be an affiliate of the Seller. The obligations of the PS Sponsor will generally be limited to certain representations and warranties with respect to the assets conveyed by it to the related trust. Unless otherwise specified in the related Prospectus Supplement, the PS Sponsor will not have guaranteed any of the assets conveyed to the related trust or any of the Private Securities issued under the PS Agreement. Additionally, although the Underlying Loans may be guaranteed by an agency or instrumentality of the United States, the Private Securities themselves will not be so guaranteed.

         Distributions of principal and interest will be made on the Private Securities on the dates specified in the related Prospectus Supplement. The Private Securities may be entitled to receive nominal or no principal distributions or nominal or no interest distributions. Principal and interest distributions will be made on the Private Securities by the PS Trustee or the PS Servicer. Unless otherwise specified in the Prospectus Supplement relating to a Series of Securities, payments on the Private Securities will be distributed directly to the Trustee as the registered owner of such Private Securities. The PS Sponsor or the PS Servicer may have the right to repurchase the Underlying Loans after a certain date or under other circumstances specified in the related Prospectus Supplement.

         The Underlying Loans may be fixed rate, level payment, fully amortizing loans or adjustable rate loans or loans having balloon or other irregular payment features. Such Underlying Loans will be secured by mortgages on Mortgaged Properties.

         ENHANCEMENT RELATING TO PRIVATE SECURITIES. Enhancement in the form of reserve funds, subordination of other private securities issued under the PS Agreement, guarantees, letters of credit, cash collateral accounts, insurance policies or other types of enhancement may be provided with respect to the Underlying Loans or with respect to the Private Securities themselves. The type, characteristics and amount of enhancement will be a function of certain characteristics of the Underlying Loans and other factors and will have been established for the Private Securities on the basis of requirements of the nationally recognized statistical rating organization that rated the Private Securities.

         ADDITIONAL INFORMATION. The Prospectus Supplement for a Series for which the Primary Assets includes Private Securities will specify (such disclosure may be on an approximate basis and will be as of the date specified in the related Prospectus Supplement), to the extent relevant and to the extent such information is reasonably available to the Seller and the Seller reasonably believes such information to be reliable:

              (i) the aggregate approximate principal amount and type of the Private Securities to be included in the Trust for such Series;

              (ii)  certain characteristics of the Underlying Loans including
                    (A) the payment features of such Underlying Loans (i.e., whether they are fixed rate or adjustable rate and whether they provide for fixed level payments or other payment features), (B) the approximate aggregate principal balance, if known, of such Underlying Loans insured or guaranteed by a governmental entity, (C) the servicing fee or range of servicing fees with respect to the Underlying Loans, (D) the minimum and maximum stated maturities of such Underlying Loans at origination, (E) the lien priority and credit utilization rates, if any, of such Underlying Loans, and (F) the delinquency status and year of origination of such Underlying Loans;

              (iii) the maximum original term-to-stated maturity of the Private
                    Securities;

              (iv) the weighted average term-to-stated maturity of the Private Securities;

              (v) the pass-through or certificate rate or ranges thereof for the Private Securities;

              (vi) the PS Sponsor, the PS Servicer (if other than the PS Sponsor) and the PS Trustee for such Private Securities;

              (vii) certain characteristics of credit support, if any, such as reserve funds, insurance policies, letters of credit or guarantees relating to the Underlying Loan or to such Private Securities themselves;

              (viii) the terms on which Underlying Loans may, or are required to, be purchased prior to their stated maturity or the stated maturity of the Private Securities; and

              (ix) the terms on which Underlying Loans may be substituted for those originally underlying the Private Securities.

         If information of the nature described above representing the Private Securities is not known to the Seller at the time the Securities are initially offered, approximate or more general information of the nature described above will be provided in the Prospectus Supplement and the additional information, if available, will be set forth in a Current Report on Form 8-K to be available to investors on the date of issuance of the related Series and to be filed with the Commission within 15 days the initial issuance of such Securities.

AGENCY SECURITIES

         Primary Assets for a Series may consist, in whole or in part, of Agency Securities which include securities issued by the Government National Mortgage Association ("GNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") and the Federal National Mortgage Association ("FNMA").

         All of the Agency Securities will be registered in the name of the Trustee or its nominee or, in the case of Agency Securities issued only in book-entry form, a financial intermediary (which may be the Trustee) that is a member of the Federal Reserve System or of a clearing corporation on the books of which the security is held. Each Agency Security will evidence an interest in a pool of mortgage loans that would be eligible to be Mortgage Loans and in principal distributions and interest distributions thereon.

         The descriptions of GNMA, FHLMC and FNMA certificates that are set forth below are descriptions of certificates representing proportionate interests in a pool of mortgage loans and in the payments of principal and interest thereon. GNMA, FHLMC or FNMA may also issue mortgage-backed securities representing a right to receive distributions of interest only or principal only or disproportionate distributions of principal or interest or to receive distributions of principal and/or interest prior or subsequent to distributions on other certificates representing interests in the same pool of mortgage loans. The terms of any such certificates to be included in a Trust (and of the underlying mortgage loans) will be described in the related Prospectus Supplement, and the descriptions that follow are subject to modification as appropriate to reflect the terms of any such certificates that are actually included in a Trust.

         GNMA. GNMA is a wholly owned corporate instrumentality of the United States within the Department of Housing and Urban Development ("HUD"). Section 306(g) of Title III of the National Housing Act of 1934, as amended (the "Housing Act"), authorizes GNMA to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of loans ("FHA Loans") insured or guaranteed by the United States Federal Housing Administration (the "FHA") under the Housing Act or Title V of the Housing Act of 1949, or by the United States Department of Veteran Affairs (the "VA") under the Servicemen's Readjustment Act of 1944, as amended, or Chapter 37 of Title 38, United States Code or by pools of other eligible mortgage loans.

         Section 306(g) of the Housing Act provides that "the full faith and credit of the United States is pledged to the payment of all amounts which may be required to be paid under any guaranty under this subsection". To meet its obligations under its guaranties, GNMA is authorized, under Section 306(d) of the Housing Act, to borrow from the United States Treasury with no limitations as to amount.

         FHLMC. FHLMC is a corporate instrumentality of the United States created pursuant to Title III of the Emergency Home Finance Act of 1970, as amended. FHLMC's common stock is owned by the Federal Home Loan Banks, and its preferred stock is owned by the stockholders of such Federal Home Loan Banks. FHLMC was established primarily for the purpose of increasing the availability of mortgage credit for the financing of urgently needed housing. It seeks to provide an enhanced degree of liquidity for residential mortgage investments primarily by assisting in the development of secondary markets for conventional mortgages. The principal activity of FHLMC currently consists of the purchase of first lien conventional residential mortgage loans or participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities. FHLMC is confined to purchasing, so far as practicable, conventional mortgage loans and participation interests therein which it deems to be of such quality, type and class as to meet generally the purchase standards imposed by private institutional mortgage investors.

         FHLMC certificates are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute debts or obligations of the United States or any Federal Home Loan Bank. The obligations of FHLMC under its guaranty are obligations solely of FHLMC and are not backed by, or entitled to, the full faith and credit of the United States. If FHLMC were unable to satisfy such obligations, distributions to holders of FHLMC certificates would consist solely of payments and other recoveries on the underlying mortgage loans and, accordingly, monthly distributions to holders of FHLMC certificates would be affected by delinquent payments and defaults on such mortgage loans.

         FHLMC certificates duly presented for registration of ownership on or before the last business day of a month are registered effective as of the first day of the month. The first remittance to a registered holder of a FHLMC certificate will be distributed so as to be received normally by the 15th day of the second month following the month in which the purchaser became a registered holder of such FHLMC certificate. Thereafter, such remittance will be distributed monthly to the registered holder so as to be received normally by the 15th day of each month. The Federal Reserve Bank of New York maintains book-entry accounts with respect to FHLMC certificates sold by FHLMC on or after January 2, 1985, and makes payments of principal and interest each month to the registered holders thereof in accordance with such holders' instructions.

         FNMA. FNMA is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, as amended. FNMA was originally established in 1938 as a United States government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder-owned and privately-managed corporation by legislation enacted in 1968.

         FNMA provides funds to the mortgage market primarily by purchasing mortgage loans from lenders, thereby replenishing their funds for additional lending. FNMA acquires funds to purchase mortgage loans from many capital market investors that may not ordinarily invest in mortgages, thereby expanding the total amount of funds available for housing. Operating nationwide, FNMA helps to redistribute mortgage funds from capital-surplus to capital-short areas.

         FNMA guarantees to each registered holder of a FNMA certificate that it will distribute amounts representing scheduled principal and interest at the applicable pass-through rate on the underlying mortgage loans, whether or not received, and such holder's proportionate share of the full principal amount of any foreclosed or other finally liquidated mortgage loan, whether or not such principal amount is actually recovered. If FNMA were unable to perform such obligations, distributions on FNMA certificates would consist solely of payments and other recoveries on the underlying mortgage loans and, accordingly, delinquencies and defaults would affect monthly distributions to holders of FNMA certificates. The obligations of FNMA under its guarantees are obligations solely of FNMA and are not backed by, nor entitled to, the full faith and credit of the United States.

         FNMA certificates evidencing interests in pools of mortgage loans formed on or after May 1, 1985 (other than FNMA certificates backed by pools containing graduated payment mortgage loans or mortgage loans secured by multifamily projects) are available in book-entry form only. Distributions of principal and interest on each FNMA certificate will be made by FNMA on the 25th day of each month to the persons in whose name the FNMA certificate is entered in the books of the Federal Reserve Banks (or registered on the FNMA certificate register in the case of fully registered FNMA certificates) as of the close of business on the last day of the preceding month. With respect to FNMA certificates issued in book-entry form, distributions thereon will be made by wire, and with respect to fully registered FNMA certificates, distributions thereon will be made by check.

         STRIPPED SECURITIES. Agency Securities may consist of one or more stripped securities, each as described herein and in the related Prospectus Supplement. Each such Agency Security will represent an undivided interest in all or part of either the principal distributions (but not the interest distributions) or the interest distributions (but not the principal distributions), or in some specified portion of the principal and interest distributions (but not all of such distributions) on certain FHLMC, FNMA or GNMA certificates. The underlying securities will be held under a trust agreement by FHLMC, FNMA or GNMA, each as trustee, or by another trustee named in the related Prospectus Supplement. FHLMC, FNMA or GNMA will guarantee each stripped Agency Security to the same extent as such entity guarantees the underlying securities backing such stripped Agency Security, unless otherwise specified in the related Prospectus Supplement.

COLLECTION AND DISTRIBUTION ACCOUNTS

         A separate Collection Account will be established by the Trustee or the Servicer, in the name of the Trustee, for each Series of Securities for receipt of the amount of cash, if any, specified in the related Prospectus Supplement to be initially deposited therein by the Seller, all amounts received on or with respect to the Primary Assets and, unless otherwise specified in the related Prospectus Supplement, income earned thereon. Unless otherwise provided in the related Prospectus Supplement, the Trustee shall be required to apply a portion of the amount in the Collection Amount, together with reinvestment earnings from Eligible Investments to the payment of certain amounts payable to the Servicer under the related Agreement and any other person specified in the Prospectus Supplement, and to deposit a portion of the amount in the Collection Account into a separate account (the "Distribution Account") to be established by the Trustee for such Series, each in the manner and at the times established in the related Prospectus Supplement. Certain amounts available pursuant to any Enhancement, as provided in the related Prospectus Supplement, will also be deposited in a related Distribution Account. All amounts deposited in such Distribution Account will be available, unless otherwise specified in the related Prospectus Supplement, for (i) application to the payment of principal of and interest on such Series of Securities on the next Distribution Date, (ii) the making of adequate provision for future payments on certain Classes of Securities and (iii) any other purpose specified in the related Prospectus Supplement. After applying the funds in the Collection Account as described above, any funds remaining in the Collection Account may be paid over to the Servicer, the Seller, any provider of Enhancement with respect to such Series (an "Enhancer") or any other person entitled thereto in the manner and at the times established in the related Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, the Trustee will invest the funds in the Collection and Distribution Accounts in Eligible Investments maturing, with certain exceptions, not later, in the case of funds in the Collection Account, than the day preceding the date such funds are due to be deposited in the Distribution Account or otherwise distributed and, in the case of funds in the Distribution Account, than the day preceding the next Distribution Date for the related Series of Securities. Eligible Investments include, among other investments, obligations of the United States and certain agencies thereof, federal funds, certificates of deposit, commercial paper, demand and time deposits and banker's acceptances, certain repurchase agreements of United States government securities and certain guaranteed investment contracts, in each case, acceptable to the Rating Agency.

         Notwithstanding any of the foregoing, amounts may be deposited and withdrawn pursuant to any Deposit Agreement or Minimum Principal Payment Agreement as specified in the related Prospectus Supplement.



                                  ENHANCEMENT

         If stated in the Prospectus Supplement relating to a Series of Securities, simultaneously with the Seller's assignment of the Primary Assets to the Trustee, the Seller will obtain Enhancement in favor of the Trustee on behalf of the holders of the related Series or designated Classes of such Series. Enhancement may take the form of an irrevocable letter of credit, surety bond or insurance policy, Reserve Funds, Subordinate Securities or a combination thereof or as otherwise specified in the Prospectus Supplement. The Enhancement will support the payment of principal and interest on the Securities, and may be applied for certain other purposes to the extent and under the conditions set forth in such Prospectus Supplement. If so specified in the related Prospectus Supplement, any of such Enhancement may be structured so as to protect against losses relating to more than one Trust, in the manner described therein.

SUBORDINATE SECURITIES

         If specified in the related Prospectus Supplement, Enhancement for a Series may consist of one or more Classes of Subordinate Securities. The rights of holders of such Subordinate Securities to receive distributions on any Distribution Date will be subordinate in right and priority to the rights of holders of senior securities of the Series (the "Senior Securities"), but only to the extent described in the related Prospectus Supplement.

INSURANCE

         If stated in the related Prospectus Supplement, Enhancement for a Series may consist of special hazard insurance policies, bankruptcy bonds and other types of insurance relating to the Primary Assets, as described below and in the related Prospectus Supplement.

         POOL INSURANCE POLICY. If so specified in the Prospectus Supplement relating to a Series of Securities, the Seller will obtain a pool insurance policy for the Loans in the related Trust. The pool insurance policy will cover any loss (subject to the limitations described in a related Prospectus Supplement) by reason of default, but will not cover the portion of the principal balance of any Loan that is required to be covered by any primary mortgage insurance policy. The amount and terms of any such coverage will be set forth in the related Prospectus Supplement.

         SPECIAL HAZARD INSURANCE POLICY. Although the terms of such policies vary to some degree, a special hazard insurance policy typically provides that, where there has been damage to Property securing a defaulted or foreclosed Loan (title to which has been acquired by the insured) and to the extent such damage is not covered by the standard hazard insurance policy or any flood insurance policy, if applicable, required to be maintained with respect to such Property, or in connection with partial loss resulting from the application of the coinsurance clause in a standard hazard insurance policy, the special hazard insurer will pay the lesser of (i) the cost of repair or replacement of such Property or (ii) upon transfer of such Property to the special hazard insurer, the unpaid principal balance of such Loan at the time of acquisition of such Property by foreclosure or deed in lieu of foreclosure, plus accrued interest to the date of claim settlement and certain expenses incurred by the Servicer with respect to such Property. If the unpaid principal balance plus accrued interest and certain expenses is paid by the special hazard insurer, the amount of further coverage under the special hazard insurance policy will be reduced by such amount less any net proceeds from the sale of such Property. Any amount paid as the cost of repair of such Property will reduce coverage by such amount. Special hazard insurance policies typically do not cover losses occasioned by war, civil insurrection, certain governmental actions, errors in design, faulty workmanship or materials (except under certain circumstances), nuclear reaction, flood (if the mortgaged property is in a federally designated flood area), chemical contamination and certain other risks.

         Restoration of the Property with the proceeds described under (i) above is expected to satisfy the condition under any pool insurance policy that such Property be restored before a claim under such pool insurance policy may be validly presented with respect to the defaulted Loan secured by such Property. The payment described under (ii) above will render unnecessary presentation of a claim in respect of such Loan under any pool insurance policy. Therefore, so long as such pool insurance policy remains in effect, the payment by the special hazard insurer of the cost of repair or of the unpaid principal balance of the related Loan plus accrued interest and certain expenses will not affect the total insurance proceeds paid to holders of the Securities, but will affect the relative amounts of coverage remaining under the special hazard insurance policy and pool insurance policy.

         BANKRUPTCY BOND. In the event of a bankruptcy of a borrower, the bankruptcy court may establish the value of the Property securing the related Loan at an amount less than the then outstanding principal balance of such Loan. The amount of the secured debt could be reduced to such value, and the holder of such Loan thus would become an unsecured creditor to the extent the outstanding principal balance of such Loan exceeds the value so assigned to the Property by the bankruptcy court. In addition, certain other modifications of the terms of a Loan can result from a bankruptcy proceeding. See "Certain Legal Aspects of Loans." If so provided in the related Prospectus Supplement, the Seller or other entity specified in the related Prospectus Supplement will obtain a bankruptcy bond or similar insurance contract (the "bankruptcy bond") covering losses resulting from proceedings with respect to borrowers under the Bankruptcy Code. The bankruptcy bond will cover certain losses resulting from a reduction by a bankruptcy court of scheduled payments of principal of and interest (the "Scheduled Payments") on a Loan or a reduction by such court of the principal amount of a Loan and will cover certain unpaid interest on the amount of such a principal reduction from the date of the filing of a bankruptcy petition.

         The bankruptcy bond will provide coverage in the aggregate amount specified in the related Prospectus Supplement for all Loans in the Trust for such Series. Such amount will be reduced by payments made under such bankruptcy bond in respect of such Loans, unless otherwise specified in the related Prospectus Supplement, and will not be restored.

RESERVE FUNDS

         If so specified in the Prospectus Supplement relating to a Series of Securities, the Seller will deposit into one or more funds to be established with the Trustee as part of the Trust for such Series or for the benefit of any Enhancer with respect to such Series (the "Reserve Funds") cash, a letter or letters of credit, cash collateral accounts, Eligible Investments, or other instruments meeting the criteria of the Rating Agency rating any Series of the Securities in the amount specified in such Prospectus Supplement. In the alternative or in addition to such deposit, a Reserve Fund for a Series may be funded over time through application of all or a portion of the excess cash flow from the Primary Assets for such Series, to the extent described in the related Prospectus Supplement. If applicable, the initial amount of the Reserve Fund and the Reserve Fund maintenance requirements for a Series of Securities will be described in the related Prospectus Supplement.

         Amounts withdrawn from any Reserve Fund will be applied by the Trustee to make payments on the Securities of a Series, to pay expenses, to reimburse any Enhancer or for any other purpose, in the manner and to the extent specified in the related Prospectus Supplement.

         Amounts deposited in a Reserve Fund will be invested by the Trustee, in Eligible Investments maturing no later than the day specified in the related Prospectus Supplement.

MINIMUM PRINCIPAL PAYMENT AGREEMENT

         If stated in the Prospectus Supplement relating to a Series of Securities, the Seller will enter into a Minimum Principal Payment Agreement with an entity meeting the criteria of the Rating Agency pursuant to which such entity will provide certain payments on the Securities of such Series in the event that aggregate scheduled principal payments and/or prepayments on the Primary Assets for such Series are not sufficient to make certain payments on the Securities of such Series, as provided in the Prospectus Supplement.

DEPOSIT AGREEMENT

         If specified in a Prospectus Supplement, the Seller and the Trustee for such Series of Securities will enter into a guaranteed investment contract or an investment agreement (the "Deposit Agreement") with the entity specified in such Prospectus Supplement on or before the sale of such Series of Securities. Pursuant to the Deposit Agreement, all or a portion of the amounts held in the Collection Account, the Distribution Account or in any Reserve Fund would be invested with the entity specified in the Prospectus Supplement. The purpose of a Deposit Agreement would be to accumulate available cash for investment so that such cash, together with income thereon, can be applied to future distributions on one or more Classes of Securities. The Trustee would be entitled to withdraw amounts invested pursuant to a Deposit Agreement, plus interest at a rate equal to the Assumed Reinvestment Rate, in the manner specified in the Prospectus Supplement. The Prospectus Supplement for a Series of Securities pursuant to which a Deposit Agreement is used will contain a description of the terms of such Deposit Agreement.

DERIVATIVE PRODUCTS

         If specified in the related prospectus supplement, the Derivative Products may be included as assets of the Trust. Derivative Products may consist of a swap to convert floating or fixed rate payments, as applicable on the Loans, Private Securities or Agency Securities into fixed or floating rate payments, as applicable, on the Securities or in a cap or floor agreement intended to provide protection against changes in floating rates of interest payable on the Loans, Private Securities, Agency Securities or the Securities.

OTHER INSURANCE, SURETY BONDS, GUARANTIES, LETTERS OF CREDIT AND SIMILAR INSTRUMENTS OR AGREEMENTS

         A Trust may also include insurance, guaranties, surety bonds, letters of credit or similar arrangements for the purpose of (i) maintaining timely payments to Securityholders or providing additional protection against losses on the assets included in such Trust, (ii) paying administrative expenses or
(iii) establishing a minimum reinvestment rate on the payments made in respect of such assets or principal payment rate on such assets. Such arrangements may include agreements under which Securityholders are entitled to receive amounts deposited in various accounts held by the Trustee upon the terms specified in the related Prospectus Supplement.



                               SERVICING OF LOANS

GENERAL

         Customary servicing functions with respect to Loans comprising the Primary Assets in the Trust will be provided by the Servicer directly pursuant to the related Servicing Agreement or Pooling and Servicing Agreement, as the case may be, with respect to a Series of Securities. In performing its functions, the Servicer will exercise the same degree of skill and care that it customarily exercises with respect to similar receivables or Loans owned or serviced by it. In addition, the Servicer, if so specified in the related Prospectus Supplement, will act as custodian and will be responsible for maintaining custody of the Loans and related documentation on behalf of the Trustee.

COLLECTION PROCEDURES; ESCROW ACCOUNTS

         The Servicer will make reasonable efforts to collect all payments required to be made under the Loans and will, consistent with the terms of the related Agreement for a Series and any applicable Enhancement, follow such collection procedures as it follows with respect to comparable loans held in its own portfolio. Consistent with the above, the Servicer may, in its discretion, (i) waive any assumption fee, late payment charge, or other charge in connection with a Loan and (ii) to the extent provided in the related Agreement, arrange with an obligor a schedule for curing delinquencies by modifying the dates (the "Due Dates") for Scheduled Payments on such Loan.

         As specified in the related Prospectus Supplement, the Servicer, to the extent permitted by law, may establish and maintain escrow or impound accounts ("Escrow Accounts") with respect to Loans in which payments by obligors to pay taxes, assessments, mortgage and hazard insurance premiums, and other comparable items will be deposited. Loans may not require such payments under the loan related documents, in which case the Servicer would not be required to establish any Escrow Account with respect to such Loans. Withdrawals from the Escrow Accounts are to be made to effect timely payment of taxes, assessments and mortgage and hazard insurance, to refund to obligors amounts determined to be overages, to pay interest to obligors on balances in the Escrow Account to the extent required by law, to repair or otherwise protect the property securing the related Loan and to clear and terminate such Escrow Account. The Servicer will be responsible for the administration of the Escrow Accounts and generally will make advances to such account when a deficiency exists therein.

DEPOSITS TO AND WITHDRAWALS FROM THE COLLECTION ACCOUNT

         Unless otherwise specified in the related Prospectus Supplement, the Trustee or the Servicer will establish the Collection Account in the name of the Trustee. Unless otherwise indicated in the related Prospectus Supplement, the Collection Account will be an account maintained (i) at a depository institution, the long-term unsecured debt obligations of which at the time of any deposit therein are rated by each Rating Agency rating the Securities of such Series at levels satisfactory to each Rating Agency or (ii) in an account or accounts the deposits in which are insured to the maximum extent available by the FDIC or which are secured in a manner meeting requirements established by each Rating Agency.

         Unless otherwise specified in the related Prospectus Supplement, the funds held in the Collection Account may be invested, pending remittance to the Trustee, in Eligible Investments. If so specified in the related Prospectus Supplement, the Servicer will be entitled to receive as additional compensation any interest or other income earned on funds in the Collection Account.

         Unless otherwise specified in the related Prospectus Supplement, the Servicer, the Trustee or the Seller, as appropriate, will deposit into the Collection Account for each Series on the Business Day following the Closing Date any amounts representing Scheduled Payments due after the related Cut-off Date but received by the Servicer on or before the Closing Date, and thereafter, within two Business Days after the date of receipt thereof, the following payments and collections received or made by it (other than, unless otherwise provided in the related Prospectus Supplement, in respect of principal of and interest on the related Primary Assets due on or before such Cut-off Date):

              (i) All payments on account of principal, including prepayments, on such Primary Assets;

              (ii) All payments on account of interest on such Primary Assets after deducting therefrom, at the discretion of the Servicer but only to the extent of the amount permitted to be withdrawn or withheld from the Collection Account in accordance with the related Agreement, the Servicing Fee in respect of such Primary Assets;

              (iii) All amounts received by the Servicer in connection with the liquidation of Primary Assets or property acquired in respect thereof, whether through foreclosure sale, repossession or otherwise, including payments in connection with such Primary Assets received from the obligor, other than amounts required to be paid or refunded to the obligor pursuant to the terms of the applicable loan documents or otherwise pursuant to law ("Liquidation Proceeds"), exclusive of, in the discretion of the Servicer, but only to the extent of the amount permitted to be withdrawn from the Collection Account in accordance with the related Agreement, the Servicing Fee, if any, in respect of the related Primary Asset;

              (iv) All proceeds under any title insurance, hazard insurance or other insurance policy covering any such Primary Asset, other than proceeds to be applied to the restoration or repair of the related Property or released to the obligor in accordance with the related Agreement;

              (v) All amounts required to be deposited therein from any applicable Reserve Fund for such Series pursuant to the related Agreement;

              (vi) All advances of delinquent payments of principal and interest on a Loan or of other payments specified in the Agreement (the "Advances") made by the Servicer as required pursuant to the related Agreement; and

              (vii) All repurchase prices of any such Primary Assets
                    repurchased by the Servicer or the Seller pursuant to the related Agreement.

         Unless otherwise specified in the related Prospectus Supplement, the Servicer is permitted, from time to time, to make withdrawals from the Collection Account for each Series for the following purposes:

              (i) to reimburse itself for Advances for such Series made by it pursuant to the related Agreement; the Servicer's right to reimburse itself is limited to amounts received on or in respect of particular Loans (including, for this purpose, Liquidation Proceeds and amounts representing proceeds of insurance policies covering the related Property) which represent late recoveries of Scheduled Payments respecting which any such Advance was made;

              (ii) to the extent provided in the related Agreement, to reimburse itself for any Advances for such Series that the Servicer determines in good faith it will be unable to recover from amounts representing late recoveries of Scheduled Payments respecting which such Advance was made or from Liquidation Proceeds or the proceeds of insurance policies;

              (iii) to reimburse itself from Liquidation Proceeds for
                    liquidation expenses and for amounts expended by it in good faith in connection with the restoration of damaged Property and, in the event deposited in the Collection Account and not previously withheld, and to the extent that Liquidation Proceeds after such reimbursement exceed the outstanding principal balance of the related Loan, together with accrued and unpaid interest thereon to the Due Date for such Loan next succeeding the date of its receipt of such Liquidation Proceeds, to pay to itself out of such excess the amount of any unpaid Servicing Fee and any assumption fees, late payment charges, or other charges on the related Loan;

              (iv) in the event it has elected not to pay itself the Servicing Fee out of the interest component of any Scheduled Payment, late payment or other recovery with respect to a particular Loan prior to the deposit of such Scheduled Payment, late payment or recovery into the Collection Account, to pay to itself the Servicing Fee, as adjusted pursuant to the related Agreement, from any such Scheduled Payment, late payment or such other recovery, to the extent permitted by the related Agreement;

              (v) to reimburse itself for expenses incurred by and recoverable by or reimbursable to it pursuant to the related Agreement;

              (vi) to pay to the applicable person with respect to each Primary Asset or REO Property acquired in respect thereof that has been repurchased or removed from the Trust by the Servicer or the Seller pursuant to the related Agreement, all amounts received thereon and not distributed as of the date on which the related repurchase price was determined;

              (vii) to make payments to the Trustee of such Series for deposit into the Distribution Account, if any, or for remittance to the Holders of such Series in the amounts and in the manner provided for in the related Agreement; and

              (viii) to clear and terminate the Collection Account pursuant to the related Agreement.

         In addition, if the Servicer deposits in the Collection Account for a Series any amount not required to be deposited therein, it may, at any time, withdraw such amount from such Collection Account.

ADVANCES AND LIMITATIONS THEREON

         The related Prospectus Supplement will describe the circumstances, if any, under which the Servicer will make Advances with respect to delinquent payments on Loans. If specified in the related Prospectus Supplement, the Servicer will be obligated to make Advances, and such obligations may be limited in amount, or may not be activated until a certain portion of a specified Reserve Fund is depleted. Advances are intended to provide liquidity and, except to the extent specified in the related Prospectus Supplement, not to guarantee or insure against losses. Accordingly, any funds advanced are recoverable by the Servicer out of amounts received on particular Loans which represent late recoveries of principal or interest, proceeds of insurance policies or Liquidation Proceeds respecting which any such Advance was made. If an Advance is made and subsequently determined to be nonrecoverable from late collections, proceeds of insurance policies, or Liquidation Proceeds from the related Loan, the Servicer may be entitled to reimbursement from other funds in the Collection Account or Distribution Account, as the case may be, or from a specified Reserve Fund as applicable, to the extent specified in the related Prospectus Supplement.

MAINTENANCE OF INSURANCE POLICIES AND OTHER SERVICING PROCEDURES

         STANDARD HAZARD INSURANCE; FLOOD INSURANCE. Except as otherwise specified in the related Prospectus Supplement, the Servicer will be required to maintain or either (i) cause the obligor on each Loan to maintain or (ii) require the obligor to agree to acquire and maintain a standard hazard insurance policy providing coverage of the standard form of fire insurance with extended coverage for certain other hazards as is customary in the state in which the related Property is located; however, in the case of clause (ii), the Servicer may not verify compliance by the obligor. The standard hazard insurance policies will provide for coverage at least equal to the applicable state standard form of fire insurance policy with extended coverage for property of the type securing the related Loans. In general, the standard form of fire and extended coverage policy will cover physical damage to or destruction of, the related Property caused by fire, lightning, explosion, smoke, windstorm, hail, riot, strike and civil commotion, subject to the conditions and exclusions particularized in each policy. Because the standard hazard insurance policies relating to the Loans will be underwritten by different hazard insurers and will cover Properties located in various states, such policies will not contain identical terms and conditions. The basic terms, however, generally will be determined by state law and generally will be similar. Most such policies typically will not cover any physical damage resulting from war, revolution, governmental actions, floods and other water-related causes, earth movement (including earthquakes, landslides, and mudflows), nuclear reaction, wet or dry rot, vermin, rodents, insects or domestic animals, theft and, in certain cases, vandalism. The foregoing list is merely indicative of certain kinds of uninsured risks and is not intended to be all inclusive. Uninsured risks not covered by a special hazard insurance policy or other form of Enhancement will adversely affect distributions to Holders. When a Property securing a Loan is located in a flood area identified by HUD pursuant to the Flood Disaster Protection Act of 1973, as amended, the Servicer will be required to cause flood insurance to be maintained with respect to such Property, to the extent available and, if such insurance is placed by the Servicer, the associated premiums may be added to the balance of the related Loan.

         The standard hazard insurance policies covering Properties securing Loans typically will contain a "coinsurance" clause which, in effect, will require the insured at all times to carry hazard insurance of a specified percentage (generally 80% to 90%) of the full replacement value of the Property, including the improvements on any Property, in order to recover the full amount of any partial loss. If the insured's coverage falls below this specified percentage, such clause will provide that the hazard insurer's liability in the event of partial loss will not exceed the greater of (1) the actual cash value (the replacement cost less physical depreciation) of the Property, including the improvements, if any, damaged or destroyed or (2) such proportion of the loss, without deduction for depreciation, as the amount of insurance carried bears to the specified percentage of the full replacement cost of such Property and improvements. Since the amount of hazard insurance to be maintained on the improvements securing the Loans declines as the principal balances owing thereon decrease, and since the value of the Properties will fluctuate in value over time, the effect of this requirement in the event of partial loss may be that hazard insurance proceeds will be insufficient to restore fully the damage to the affected Property.

         Unless otherwise specified in the related Prospectus Supplement, coverage will be in an amount at least equal to the greater of (1) the amount necessary to avoid the enforcement of any co-insurance clause contained in the policy or (2) the outstanding principal balance of the related Loan. Unless otherwise specified in the related Prospectus Supplement, the Servicer will also maintain on REO Property that secured a defaulted Loan and that has been acquired upon foreclosure, deed in lieu of foreclosure, or repossession, a standard hazard insurance policy in an amount that is at least equal to the maximum insurable value of such REO Property. No earthquake or other additional insurance will be required of any obligor or will be maintained on REO Property acquired in respect of a defaulted Loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and shall require such additional insurance.

         Any amounts collected by the Servicer under any such policies of insurance (other than amounts to be applied to the restoration or repair of the Property, released to the obligor in accordance with normal servicing procedures or used to reimburse the Servicer for amounts to which it is entitled to reimbursement) will be deposited in the Collection Account. In the event that the Servicer obtains and maintains a blanket policy insuring against hazard losses on all of the Loans, written by an insurer then acceptable to each Rating Agency which assigns a rating to such Series, it will conclusively be deemed to have satisfied its obligations to cause to be maintained a standard hazard insurance policy for each Loan or related REO Property. This blanket policy may contain a deductible clause, in which case the Servicer will, in the event that there has been a loss that would have been covered by such policy absent such deductible clause, deposit in the Collection Account the amount not otherwise payable under the blanket policy because of the application of such deductible clause.

REALIZATION UPON DEFAULTED LOANS

         The Servicer will use its reasonable best efforts to foreclose upon, repossess or otherwise comparably convert the ownership of the Properties securing the related Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments.

         In connection with such foreclosure or other conversion, the Servicer will follow such practices and procedures as it deems necessary or advisable and as are normal and usual in its servicing activities with respect to comparable loans serviced by it. However, the Servicer will not be required to expend its own funds in connection with any foreclosure or towards the restoration of the Property unless it determines that: (i) such restoration or foreclosure will increase the Liquidation Proceeds in respect of the related Loan available to the Holders after reimbursement to itself for such expenses and (ii) such expenses will be recoverable by it either through Liquidation Proceeds or the proceeds of insurance. Notwithstanding anything to the contrary herein, in the case of a Trust for which a REMIC election has been made, the Servicer shall liquidate any Property acquired through foreclosure within three years after the acquisition of the beneficial ownership of such Property. While the holder of a Property acquired through foreclosure can often maximize its recovery by providing financing to a new purchaser, the Trust, if applicable, will have no ability to do so and neither the Servicer nor the Seller will be required to do so.

         The Servicer may arrange with the obligor on a defaulted Loan, a modification of such Loan (a "Modification") to the extent provided in the related Prospectus Supplement. Such Modifications may only be entered into if they meet the underwriting policies and procedures employed by the Servicer in servicing receivables for its own account and meet the other conditions set forth in the related Prospectus Supplement.

ENFORCEMENT OF DUE-ON-SALE CLAUSES

         Unless otherwise specified in the related Prospectus Supplement for a Series, when any Property is about to be conveyed by the obligor, the Servicer will, to the extent it has knowledge of such prospective conveyance and prior to the time of the consummation of such conveyance, exercise its rights to accelerate the maturity of the related Loan under the applicable "due-on-sale" clause, if any, unless it reasonably believes that such clause is not enforceable under applicable law or if the enforcement of such clause would result in loss of coverage under any primary mortgage insurance policy. In such event, the Servicer is authorized to accept from or enter into an assumption agreement with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable under the Loan and pursuant to which the original obligor is released from liability and such person is substituted as the obligor and becomes liable under the Loan. Any fee collected in connection with an assumption will be retained by the Servicer as additional servicing compensation.
The terms of a Loan may not be changed in connection with an assumption.

SERVICING COMPENSATION AND PAYMENT OF EXPENSES
         Except as otherwise provided in the related Prospectus Supplement, the Servicer will be entitled to a periodic fee as servicing compensation (the "Servicing Fee") in an amount to be determined as specified in the related Prospectus Supplement. The Servicing Fee may be fixed or variable, as specified in the related Prospectus Supplement. In addition, unless otherwise specified in the related Prospectus Supplement, the Servicer will be entitled to servicing compensation in the form of assumption fees, late payment charges and similar items, or excess proceeds following disposition of property in connection with defaulted Loans.

         When an obligor makes a principal prepayment in full between Due Dates on the related Loan, the obligor will generally be required to pay interest on the amount prepaid only to the date of prepayment. If and to the extent provided in the related Prospectus Supplement, in order that one or more Classes of the Holders of a Series will not be adversely affected by any resulting shortfall in interest, the amount of the Servicing Fee may be reduced to the extent necessary to include in the Servicer's remittance to the Trustee for deposit into the Distribution Account an amount equal to one month's interest on the related Loan (less the Servicing Fee). If the aggregate amount of such shortfalls in a month exceeds the Servicing Fee for such month, a shortfall to Holders may occur.

         Unless otherwise specified in the related Prospectus Supplement, the Servicer will be entitled to reimbursement for certain expenses incurred by it in connection with the liquidation of defaulted Loans. The related Holders will suffer no loss by reason of such expenses to the extent expenses are covered under related insurance policies or from excess Liquidation Proceeds. If claims are either not made or paid under the applicable insurance policies or if coverage thereunder has been exhausted, the related Holders will suffer a loss to the extent that Liquidation Proceeds, after reimbursement of the Servicer's expenses, are less than the outstanding principal balance of and unpaid interest on the related Loan which would be distributable to Holders. In addition, the Servicer will be entitled to reimbursement of expenditures incurred by it in connection with the restoration of property securing a defaulted Loan, such right of reimbursement being prior to the rights of the Holders to receive any related proceeds of insurance policies, Liquidation Proceeds or amounts derived from other Enhancement. The Servicer is generally also entitled to reimbursement from the Collection Account for Advances.

         Unless otherwise specified in the related Prospectus Supplement, the rights of the Servicer to receive funds from the Collection Account for a Series, whether as the Servicing Fee or other compensation, or for the reimbursement of Advances, expenses or otherwise, are not subordinate to the rights of Holders of such Series.

EVIDENCE AS TO COMPLIANCE

         If so specified in the related Prospectus Supplement, the applicable Agreement for each Series will provide that each year, a firm of independent public accountants will furnish a statement to the Trustee to the effect that such firm has examined certain documents and records relating to the servicing of the Loans by the Servicer and that, on the basis of such examination, such firm is of the opinion that the servicing has been conducted in compliance with such Agreement, except for (1) such exceptions as such firm believes to be immaterial and (2) such other exceptions as are set forth in such statement.

         If so specified in the related Prospectus Supplement, the applicable Agreement for each Series will also provide for delivery to the Trustee for such Series of an annual statement signed by an officer of the Servicer to the effect that the Servicer has fulfilled its obligations under such Agreement, throughout the preceding calendar year.

CERTAIN MATTERS REGARDING THE SERVICER

         The Servicer for each Series will be identified in the related Prospectus Supplement. The Servicer may be an affiliate of the Seller and may have other business relationships with the Seller and its affiliates.

         In the event of an Event of Default under either a Servicing Agreement or a Pooling and Servicing Agreement, the Servicer may be replaced by the Trustee or a successor Servicer. Unless otherwise specified in the related Prospectus Supplement, such Events of Default and the rights of the Trustee upon such a default under the Agreement for the related Series will be substantially similar to those described under "THE AGREEMENTS--Events of Default; Rights Upon Events of Default--Pooling and Servicing Agreement; Servicing Agreement."

         Unless otherwise specified in the related Prospectus Supplement, the Servicer does not have the right to assign its rights and delegate its duties and obligations under the related Agreement for each Series unless the successor Servicer accepting such assignment or delegation (i) services similar loans in the ordinary course of its business, (ii) is reasonably satisfactory to the Trustee for the related Series, (iii) has a net worth of not less than the amount specified in the related Agreement, (iv) would not cause any Rating Agency's rating of the Securities for such Series in effect immediately prior to such assignment, sale or transfer to be qualified, downgraded or withdrawn as a result of such assignment, sale or transfer and (v) executes and delivers to the Trustee an agreement, in form and substance reasonably satisfactory to the Trustee, which contains an assumption by such Servicer of the due and punctual performance and observance of each covenant and condition to be performed or observed by the servicer under the related Agreement from and after the date of such agreement. No such assignment will become effective until the Trustee or a successor Servicer has assumed the servicer's obligations and duties under the related Agreement. To the extent that the Servicer transfers its obligations to a wholly-owned subsidiary or affiliate, such subsidiary or affiliate need not satisfy the criteria set forth above; however, in such instance, the assigning Servicer will remain liable for the servicing obligations under the related Agreement. Any entity into which the Servicer is merged or consolidated or any successor corporation resulting from any merger, conversion or consolidation will succeed to the Servicer's obligations under the related Agreement, provided that such successor or surviving entity meets the requirements for a successor Servicer set forth above. However, the Servicer may have the right to enter into subservicing arrangements which will be referred to in the related supplement. Any such arrangement will not relieve the Servicer from its obligations under the Servicing Agreement.

         Except to the extent otherwise provided therein, each Agreement will provide that neither the Servicer, nor any director, officer, employee or agent of the Servicer, will be under any liability to the related Trust, the Seller or the Holders for any action taken or for failing to take any action in good faith pursuant to the related Agreement, or for errors in judgment; provided, however, that neither the Servicer nor any such person will be protected against any breach of warranty or representations made under such Agreement, or the failure to perform its obligations in compliance with any standard of care set forth in such Agreement, or liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties thereunder. Each Agreement will further provide that the Servicer and any director, officer, employee or agent of the Servicer is entitled to indemnification from the related Trust and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to the Agreement or the Securities, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties thereunder or by reason of reckless disregard of obligations and duties thereunder. In addition, the related Agreement will provide that the Servicer is not under any obligation to appear in, prosecute or defend any legal action which is not incidental to its servicing responsibilities under such Agreement which, in its opinion, may involve it in any expense or liability. The Servicer may, in its discretion, undertake any such action which it may deem necessary or desirable with respect to the related Agreement and the rights and duties of the parties thereto and the interests of the Holders thereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom may be expenses, costs, and liabilities of the Trust and the Servicer may be entitled to be reimbursed therefor out of the Collection Account.



                                 THE AGREEMENTS

         The following summaries describe certain provisions of the Agreements. The summaries do not purport to be complete and are subject to, and qualified in their entirety by reference to, the provisions of the Agreements. Where particular provisions or terms used in the Agreements are referred to, such provisions or terms are as specified in the related Agreements.

ASSIGNMENT OF PRIMARY ASSETS

         GENERAL. At the time of issuance of the Securities of a Series, the Seller will transfer, convey and assign to the Trust all right, title and interest of the Seller in the Primary Assets and other property to be transferred to the Trust for a Series. Such assignment will include all principal and interest due on or with respect to the Primary Assets after the Cut-off Date specified in the related Prospectus Supplement (except for the amount or percentage thereof which is not included in the Trust for the related Series (the "Retained Interests")). The Trustee will, concurrently with such assignment, execute and deliver the Securities.

         ASSIGNMENT OF LOANS. Unless otherwise specified in the related Prospectus Supplement, the Seller will, as to each Loan, deliver or cause to be delivered to the Trustee, or, as specified in the related Prospectus Supplement, a custodian on behalf of the Trustee (the "Custodian"), the Mortgage Note endorsed without recourse to the order of the Trustee or in blank, the original Mortgage with evidence of recording indicated thereon (except for any Mortgage not returned from the public recording office, in which case a copy of such Mortgage will be delivered, together with a certificate that the original of such Mortgage was delivered to such recording office) and an assignment of the Mortgage in recordable form. The Trustee, or, if so specified in the related Prospectus Supplement, the Custodian, will hold such documents in trust for the benefit of the Holders.

         Unless otherwise specified in the related Prospectus Supplement, the Seller will as to each Home Improvement Contract, deliver or cause to be delivered to the Trustee (or the Custodian) the original Home Improvement Contract and copies of documents and instruments related to each Home Improvement Contract and, other than in the case of unsecured Home Improvement Contracts, the security interest in the property securing such Home Improvement Contract. In order to give notice of the right, title and interest of Securityholders to the Home Improvement Contracts, the Seller will cause a UCC-1 financing statement to be executed by the Seller identifying the Trustee as the secured party and identifying all Home Improvement Contracts as collateral. Unless otherwise specified in the related Prospectus Supplement, the Home Improvement Contracts will not be stamped or otherwise marked to reflect their assignment to the Trust. Therefore, if, through negligence, fraud or otherwise, a subsequent purchaser were able to take physical possession of the Home Improvement Contracts without notice of such assignment, the interest of Securityholders in the Home Improvement Contracts could be defeated. See "CERTAIN LEGAL ASPECTS OF THE LOANS--The Home Improvement Contracts."

         With respect to Loans secured by Mortgages, if so specified in the related Prospectus Supplement, the Seller will, at the time of issuance of the Securities, cause assignments to the Trustee of the Mortgages relating to the Loans for a Series to be recorded in the appropriate public office for real property records, except in states where, in the opinion of counsel acceptable to the Trustee, such recording is not required to protect the Trustee's interest in the related Loans. If specified in the related Prospectus Supplement, the Seller will cause such assignments to be so recorded within the time after issuance of the Securities as is specified in the related Prospectus Supplement, in which event, the Agreement may, as specified in the related Prospectus Supplement, require the Seller to repurchase from the Trustee any Loan the related Mortgage of which is not recorded within such time, at the price described below with respect to repurchases by reason of defective documentation. Unless otherwise provided in the related Prospectus Supplement, the enforcement of the repurchase obligation would constitute the sole remedy available to the Holders or the Trustee for the failure of a Mortgage to be recorded.

         Each Loan will be identified in a schedule appearing as an exhibit to the related Agreement (the "Loan Schedule"). Such Loan Schedule will specify with respect to each Loan: the original principal amount and unpaid principal balance as of the Cut-off Date; the current interest rate; the current Scheduled Payment of principal and interest; the maturity date, if any, of the related Mortgage Note; and, if the Loan is an adjustable rate Loan, the Lifetime Rate Cap, if any, and the current index, if applicable.

         ASSIGNMENT OF PRIVATE SECURITIES. The Seller will cause the Private Securities to be registered in the name of the Trustee (or its nominee or correspondent). The Trustee (or its nominee or correspondent) will have possession of any certificated Private Securities. Unless otherwise specified in the related Prospectus Supplement, the Trustee will not be in possession of or be assignee of record of any underlying assets for a Private Security. See "THE TRUSTS--Private Securities." Each Private Security will be identified in a schedule appearing as an exhibit to the related Agreement (the "Certificate Schedule"), which will specify the original principal amount, outstanding principal balance as of the Cut-off Date, annual pass-through rate or interest rate and maturity date for each Private Security conveyed to the Trust. In the Agreement, the Seller will represent and warrant to the Trustee regarding the Private Securities:

              (i) that the information contained in the Certificate Schedule is true and correct in all material respects;

              (ii) that, immediately prior to the conveyance of the Private Securities, the Seller had good title thereto, and was the sole owner thereof (subject to any Retained Interest);

              (iii) that there has been no other sale by it of such Private
                    Securities; and

              (iv) that there is no existing lien, charge, security interest or other encumbrance (other than any Retained Interest) on such Private Securities.

         REPURCHASE AND SUBSTITUTION OF NON-CONFORMING PRIMARY ASSETS. Unless otherwise provided in the related Prospectus Supplement, if any document in the file relating to the Primary Assets delivered by the Seller to the Trustee (or Custodian) is found by the Trustee within 90 days of the execution of the related Agreement (or promptly after the Trustee's receipt of any document permitted to be delivered after the Closing Date) to be defective in any material respect and the Seller does not cure such defect within 90 days, or within such other period specified in the related Prospectus Supplement, the Seller will, not later than 90 days or within such other period specified in the related Prospectus Supplement, after the Trustee's notice to the Seller, as the case may be, of the defect, repurchase the related Primary Asset or any property acquired in respect thereof from the Trustee at a price equal to, unless otherwise specified in the related Prospectus Supplement, (a) the lesser of (i) the outstanding principal balance of such Primary Asset and (ii) the Trust's federal income tax basis in the Primary Asset and (b) accrued and unpaid interest to the date of the next scheduled payment on such Primary Asset at the rate set forth in the related Agreement (less any unreimbursed Advances respecting such Primary Asset), provided, however, the purchase price shall not be limited in (a) above to the Trust's federal income tax basis if the repurchase at a price equal to the outstanding principal balance of such Primary Asset will not result in any prohibited transaction tax under Section 860F(a) of the Code.

         If provided in the related Prospectus Supplement, the Seller, as the case may be, may, rather than repurchase the Primary Asset as described above, remove such Primary Asset from the Trust (the "Deleted Primary Asset") and substitute in its place one or more other Primary Assets (each, a "Qualifying Substitute Primary Asset") provided, however, that (i) with respect to a Trust for which no REMIC election is made, such substitution must be effected within 120 days of the date of initial issuance of the Securities and (ii) with respect to a Trust for which a REMIC election is made, after a specified time period, the Trustee must have received a satisfactory opinion of counsel that such substitution will not cause the Trust to lose its status as a REMIC or otherwise subject the Trust to a prohibited transaction tax.

         Unless otherwise specified in the related Prospectus Supplement, any Qualifying Substitute Primary Asset will have, on the date of substitution, (i) an outstanding principal balance, after deduction of all Scheduled Payments due in the month of substitution, not in excess of the outstanding principal balance of the Deleted Primary Asset (the amount of any shortfall to be deposited to the Certificate Account in the month of substitution for distribution to Holders), (ii) an interest rate not less than (and not more than 2% greater than) the interest rate of the Deleted Primary Asset, (iii) a remaining term-to-stated maturity not greater than (and not more than two years less than) that of the Deleted Primary Asset, and will comply with all of the representations and warranties set forth in the applicable agreement as of the date of substitution.

         The Seller or another entity will make representations and warranties with respect to Primary Assets for a Series. If the Seller or such entity cannot cure a breach of any such representations and warranties in all material respects within the time period specified in the related Prospectus Supplement after notification by the Trustee of such breach, and if such breach is of a nature that materially and adversely affects the value of such Primary Asset, the Seller or such entity is obligated to repurchase the affected Primary Asset or, if provided in the related Prospectus Supplement, provide a Qualifying Substitute Primary Asset therefor, subject to the same conditions and limitations on purchases and substitutions as described above.

         Unless otherwise provided in the related Prospectus Supplement, the above-described cure, repurchase or substitution obligations constitute the sole remedies available to the Holders or the Trustee for a material defect in a document for a Primary Asset.

         No Holder of Securities of a Series, solely by virtue of such Holder's status as a Holder, will have any right under the applicable Agreement for such Series to institute any proceeding with respect to such Agreement, unless such Holder previously has given to the Trustee for such Series written notice of default and unless the Holders of Securities evidencing not less than 51% of the aggregate voting rights of the Securities for such Series have made written request upon the Trustee to institute such proceeding in its own name as Trustee thereunder and have offered to the Trustee reasonable indemnity, and the Trustee for 60 days has neglected or refused to institute any such proceeding.

PRE-FUNDING ACCOUNT

         If so provided in the related Prospectus Supplement, on the related Closing Date the Seller will deposit cash in an amount (the "Pre-Funded Amount") specified in such Prospectus Supplement into an account (the "Pre-Funding Account"). In no event shall the Pre-Funded Amount exceed 50% of the initial aggregate principal amount of the Certificates and/or Notes of the related Series of Securities. The Pre-Funded Amount will be used to purchase Loans ("Subsequent Loans") in a period from the related Closing Date to a date not more than one year after such Closing Date (such period, the "Funding Period") from the Seller. The Pre-Funding Account will be maintained with the Trustee for the related Series of Securities and is designed solely to hold funds to be applied by such Trustee during the Funding Period to pay to the Seller the purchase price for Subsequent Loans. Monies on deposit in the Pre-Funding Account will not be available to cover losses on or in respect of the related Loans. To the extent that the entire Pre-Funded amount has not been applied to the purchase of Subsequent Loans by the end of the related Funding Period, any amounts remaining in the Pre-Funding Account will be distributed as a prepayment of principal to the holders of the related Securities on the Distribution Date immediately following the end of the Funding Period, in the amounts and pursuant to the priorities set forth in the related Prospectus Supplement. Any reinvestment risk resulting from such prepayment will be borne entirely by the holders of one or more classes of the related Series of Securities. Monies on deposit in the Pre-Funding Account may be invested in Permitted Investments under the circumstances and in the manner described in the related Agreement. Earnings on investment of funds in the Pre-Funding Account will be deposited into the trust account specified in the related Prospectus Supplement and losses will be charged against the funds on deposit in the Pre-Funding Account.

         In addition, if so provided in the related Prospectus Supplement, on the related Closing Date the Seller will deposit in an account (the "Capitalized Interest Account") cash in such amount as is necessary to cover shortfalls in interest on the related Series of Securities that may arise as a result of utilization of the Pre-Funding Account as described above. The Capitalized Interest Account shall be maintained with the Trustee for the related Series of Securities and is designed solely to cover the above-mentioned interest shortfalls. Monies on deposit in the Capitalized Interest Account that have not been applied to cover shortfalls in interest on the related Series of Securities by the end of the Funding Period will be paid to the Seller.

REPORTS TO HOLDERS

         The Trustee or other entity specified in the related Prospectus Supplement will prepare and forward to each Holder on each Distribution Date, or as soon thereafter as is practicable, a statement setting forth, to the extent applicable to any Series, among other things:

              (i) the amount of principal distributed to holders of the related Securities and the outstanding principal balance of such Securities following such distribution;

              (ii) the amount of interest distributed to holders of the related Securities and the current interest on such Securities;

              (iii) the amounts of (a) any overdue accrued interest included in such distribution, (b) any remaining overdue accrued interest with respect to such Securities or (c) any current shortfall in amounts to be distributed as accrued interest to holders of such Securities;

              (iv) the amounts of (a) any overdue payments of scheduled principal included in such distribution, (b) any remaining overdue principal amounts with respect to such Securities,
                    (c) any current shortfall in receipt of scheduled principal payments on the related Primary Assets or (d) any realized losses or Liquidation Proceeds to be allocated as reductions in the outstanding principal balances of such Securities;

              (v) the amount received under any related Enhancement, and the remaining amount available under such Enhancement;

              (vi) the amount of any delinquencies with respect to payments on the related Primary Assets;

              (vii) the book value of any REO Property acquired by the related
                    Trust; and

              (viii) such other information as specified in the related
                    Agreement.

         In addition, within a reasonable period of time after the end of each calendar year the Trustee, unless otherwise specified in the related Prospectus Supplement, will furnish to each Holder of record at any time during such calendar year: (a) the aggregate of amounts reported pursuant to (i), (ii), and
(iv)(d) above for such calendar year and (b) such information specified in the related Agreement to enable Holders to prepare their tax returns including, without limitation, the amount of original issue discount accrued on the Securities, if applicable. Information in the Distribution Date and annual statements provided to the Holders will not have been examined and reported upon by an independent public accountant. However, the Servicer will provide to the Trustee a report by independent public accountants with respect to the Servicer's servicing of the Loans. See "SERVICING OF LOANS--Evidence as to Compliance."

EVENTS OF DEFAULT; RIGHTS UPON EVENT OF DEFAULT

         POOLING AND SERVICING AGREEMENT; SALE AND SERVICING AGREEMENT; SERVICING AGREEMENT. Unless otherwise specified in the related Prospectus Supplement, Events of Default under the applicable Agreement for a series relating to the servicing of Loans include:

              (i) any failure by the Servicer to deposit amounts in the Collection Account and Distribution Account to enable the Trustee to distribute to Holders of such Series any required payment, which failure continues unremedied for the number of days specified in the related Prospectus Supplement after the giving of written notice of such failure to the Servicer by the Trustee for such Series, or to the Servicer and the Trustee by the Holders of such Series evidencing not less than 25% of the aggregate voting rights of the Holders for such Series;

              (ii) any failure by the Servicer duly to observe or perform in any material respect any other of its covenants or agreements in the applicable Agreement which continues unremedied for the number of days specified in the related Prospectus Supplement after the giving of written notice of such failure to the Servicer by the Trustee, or to the Servicer and the Trustee by the Holders of such Series evidencing not less than 25% of the aggregate voting rights of the Holders; and

              (iii) certain events of insolvency, readjustment of debt,
                    marshalling of assets and liabilities or similar proceedings and certain actions by the Servicer indicating its insolvency, reorganization or inability to pay its obligations.

         So long as an Event of Default remains unremedied under the applicable Agreement for a Series of Securities relating to the Servicing of Loans, unless otherwise specified in the related Prospectus Supplement, the Trustee for such Series or Holders of Securities of such Series evidencing not less than 51% of the aggregate voting rights of the Securities for such Series may terminate all of the rights and obligations of the Servicer as servicer under the applicable Agreement (other than its right to recovery of other expenses and amounts advanced pursuant to the terms of such Agreement which rights the Servicer will retain under all circumstances), whereupon the Trustee will succeed to all the responsibilities, duties and liabilities of the Servicer under such Agreement and will be entitled to reasonable servicing compensation not to exceed the applicable servicing fee, together with other servicing compensation in the form of assumption fees, late payment charges or otherwise as provided in such Agreement.

         In the event that the Trustee is unwilling or unable so to act, it may select, or petition a court of competent jurisdiction to appoint, a finance institution, bank or loan servicing institution with a net worth specified in the related Prospectus Supplement to act as successor Servicer under the provisions of the applicable Agreement. The successor Servicer would be entitled to reasonable servicing compensation in an amount not to exceed the Servicing Fee as set forth in the related Prospectus Supplement, together with the other servicing compensation in the form of assumption fees, late payment charges or otherwise, as provided in such Agreement.

         During the continuance of any Event of Default of a Servicer under an Agreement for a Series of Securities, the Trustee for such Series will have the right to take action to enforce its rights and remedies and to protect and enforce the rights and remedies of the Holders of such Series, and, unless otherwise specified in the related Prospectus Supplement, Holders of Securities evidencing not less than 51% of the aggregate voting rights of the Securities for such Series may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred upon that Trustee. However, the Trustee will not be under any obligation to pursue any such remedy or to exercise any of such trusts or powers unless such Holders have offered the Trustee reasonable security or indemnity against the cost, expenses and liabilities which may be incurred by the Trustee therein or thereby. Also, the Trustee may decline to follow any such direction if the Trustee determines that the action or proceeding so directed may not lawfully be taken or would involve it in personal liability or be unjustly prejudicial to the nonassenting Holders.

         INDENTURE. Unless otherwise specified in the related Prospectus Supplement, Events of Default under the Indenture for each Series of Notes include:

              (i) a default for five (5) days or more in the payment of any interest on any Note of such Series or the default in the payment of principal of any Note at such Note's maturity;

              (ii) failure to perform any other covenant of the Seller or the Trust in the Indenture which continues for a period of sixty (60) days after notice thereof is given in accordance with the procedures described in the related Prospectus Supplement;

              (iii) any representation or warranty made by the Seller or the
                    Trust in the Indenture or in any certificate or other writing delivered pursuant thereto or in connection therewith with respect to or affecting such Series having been incorrect in a material respect as of the time made, and such breach is not cured within sixty (60) days after notice thereof is given in accordance with the procedures described in the related Prospectus Supplement;

              (iv) certain events of bankruptcy, insolvency, receivership or liquidation of the Seller or the Trust; or

              (v) any other Event of Default provided with respect to Notes of that Series.

         If an Event of Default with respect to the Notes of any Series at the time outstanding occurs and is continuing, either the Trustee or the holders of a majority of the then aggregate outstanding amount of the Notes of such Series may declare the principal amount (or, if the Notes of that Series are Zero Coupon Securities, such portion of the principal amount as may be specified in the terms of that Series, as provided in the related Prospectus Supplement) of all the Notes of such Series to be due and payable immediately. Such declaration may, under certain circumstances, be rescinded and annulled by the holders of a majority in aggregate outstanding amount of the Notes of such Series.

         If, following an Event of Default with respect to any Series of Notes, the Notes of such Series have been declared to be due and payable, the Trustee may, in its discretion, notwithstanding such acceleration, elect to maintain possession of the collateral securing the Notes of such Series and to continue to apply distributions on such collateral as if there had been no declaration of acceleration if such collateral continues to provide sufficient funds for the payment of principal of and interest on the Notes of such Series as they would have become due if there had not been such a declaration. In addition, the Trustee may not sell or otherwise liquidate the collateral securing the Notes of a Series following an Event of Default, other than a default in the payment of any principal or interest on any Note of such Series for thirty (30) days or more, unless (a) the holders of 100% of the then aggregate outstanding amount of the Notes of such Series consent to such sale, (b) the proceeds of such sale or liquidation are sufficient to pay in full the principal of and accrued interest, due and unpaid, on the outstanding Notes of such Series at the date of such sale or (c) the Trustee determines that such collateral would not be sufficient on an ongoing basis to make all payments on such Notes as such payments would have become due if such Notes had not been declared due and payable, and the Trustee obtains the consent of the holders of 66 2/3% of the then aggregate outstanding amount of the Notes of such Series.

         In the event that the Trustee liquidates the collateral in connection with an Event of Default involving a default for thirty (30) days or more in the payment of principal of or interest on the Notes of a Series, the Indenture provides that the Trustee will have a prior lien on the proceeds of any such liquidation for unpaid fees and expenses. As a result, upon the occurrence of such an Event of Default, the amount available for distribution to the Noteholders would be less than would otherwise be the case. However, the Trustee may not institute a proceeding for the enforcement of its lien except in connection with a proceeding for the enforcement of the lien of the Indenture for the benefit of the Holders of the Notes after the occurrence of such an Event of Default.

         Unless otherwise specified in the related Prospectus Supplement, in the event the principal of the Notes of a Series is declared due and payable, as described above, the holders of any such Notes issued at a discount from par may be entitled to receive no more than an amount equal to the unpaid principal amount thereof less the amount of such discount which is unamortized.

         Subject to the provisions of the Indenture relating to the duties of the Trustee, in case an Event of Default shall occur and be continuing with respect to a Series of Notes, the Trustee shall be under no obligation to exercise any of the rights or powers under the Indenture at the request or direction of any of the holders of Notes of such Series, unless such holders offered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in complying with such request or direction. Subject to such provisions for indemnification and certain limitations contained in the Indenture, the holders of a majority of the then aggregate outstanding amount of the Notes of such Series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Notes of such Series, and the holders of a majority of the then aggregate outstanding amount of the Notes of such Series may, in certain cases, waive any default with respect thereto, except a default in the payment of principal or interest or a default in respect of a covenant or provision of the Indenture that cannot be modified without the waiver or consent of all the holders of the outstanding Notes of such Series affected thereby.

THE TRUSTEE

         The identity of the commercial bank, savings and loan association or trust company named as the Trustee for each Series of Securities will be set forth in the related Prospectus Supplement. The entity serving as Trustee may have normal banking relationships with the Seller or the Servicer. In addition, for the purpose of meeting the legal requirements of certain local jurisdictions, the Trustee will have the power to appoint co-trustees or separate trustees of all or any part of the Trust relating to a Series of Securities. In the event of such appointment, all rights, powers, duties and obligations conferred or imposed upon the Trustee by the Agreement relating to such Series will be conferred or imposed upon the Trustee and each such separate trustee or co-trustee jointly, or, in any jurisdiction in which the Trustee shall be incompetent or unqualified to perform certain acts, singly upon such separate trustee or co-trustee who shall exercise and perform such rights, powers, duties and obligations solely at the direction of the Trustee. The Trustee may also appoint agents to perform any of the responsibilities of the Trustee, which agents shall have any or all of the rights, powers, duties and obligations of the Trustee conferred on them by such appointment; provided that the Trustee shall continue to be responsible for its duties and obligations under the Agreement.

DUTIES OF THE TRUSTEE

         The Trustee makes no representations as to the validity or sufficiency of the Agreement, the Securities or of any Primary Asset or related documents. If no Event of Default (as defined in the related Agreement) has occurred, the Trustee is required to perform only those duties specifically required of it under the Agreement. Upon receipt of the various certificates, statements, reports or other instruments required to be furnished to it, the Trustee is required to examine them to determine whether they are in the form required by the related Agreement; however, the Trustee will not be responsible for the accuracy or content of any such documents furnished by it or the Holders to the Servicer under the Agreement.

         The Trustee may be held liable for its own negligent action or failure to act, or for its own misconduct; provided, however, that the Trustee will not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Holders in an Event of Default. The Trustee is not required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties under the Agreement, or in the exercise of any of its rights or powers, if it has reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

RESIGNATION OF TRUSTEE

         The Trustee may, upon written notice to the Seller, resign at any time, in which event the Seller will be obligated to use its best efforts to appoint a successor Trustee. If no successor Trustee has been appointed and has accepted the appointment within 30 days after giving such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for appointment of a successor Trustee.

         The Trustee may also be removed at any time:

              (i) if the Trustee ceases to be eligible to continue as such under the Agreement,

              (ii)  if the Trustee becomes insolvent, or

              (iii) by the Holders of Securities evidencing over 50% of the aggregate voting rights of the Securities in the Trust upon written notice to the Trustee and to the Seller.

Any resignation or removal of the Trustee and appointment of a successor Trustee will not become effective until acceptance of the appointment by the successor Trustee.

AMENDMENT OF AGREEMENT

         Unless otherwise specified in the Prospectus Supplement, the Agreement for each Series of Securities may be amended by the Seller, the Servicer (with respect to a Series relating to Loans), and the Trustee with respect to such Series, without notice to or consent of the Holders:

              (i)   to cure any ambiguity,

              (ii) to correct any defective provisions or to correct or supplement any provision therein,

              (iii) to add to the duties of the Seller, the Trust or Servicer,

              (iv) to add any other provisions with respect to matters or questions arising under such Agreement or related Enhancement,

              (v) to add or amend any provisions of such Agreement as required by a Rating Agency in order to maintain or improve the rating of the Securities, or

              (vi)  to comply with any requirements imposed by the Code;

provided that any such amendment except pursuant to clause (vi) above will not adversely affect in any material respect the interests of any Holders of such Series, as evidenced by an opinion of counsel. Any such amendment except pursuant to clause (vi) of the preceding sentence shall be deemed not to adversely affect in any material respect the interests of any Holder if the Trustee receives written confirmation from each Rating Agency rating such Securities that such amendment will not cause such Rating Agency to reduce the then current rating thereof.

Unless otherwise specified in the Prospectus Supplement, the Agreement for each Series may also be amended by the Trustee, the Servicer, if applicable, and the Seller with respect to such Series with the consent of the Holders possessing not less than 51% of the aggregate outstanding principal amount of the Securities of such Series or, if only certain Classes of such Series are affected by such amendment, 51% of the aggregate outstanding principal amount of the Securities of each Class of such Series affected thereby, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of such Agreement or modifying in any manner the rights of Holders of such Series; provided, however, that no such amendment may (a) reduce the amount or delay the timing of payments on any Security without the consent of the Holder of such Security or (b) reduce the aforesaid percentage of the aggregate outstanding principal amount of Securities of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the aggregate outstanding principal amount of each Class of Securities affected thereby.

VOTING RIGHTS

         The related Prospectus Supplement will set forth the method of determining allocation of voting rights with respect to a Series.

LIST OF HOLDERS

         Upon written request of three or more Holders of record of a Series for purposes of communicating with other Holders with respect to their rights under the Agreement, which request is accompanied by a copy of the communication which such Holders propose to transmit, the Trustee will afford such Holders access during business hours to the most recent list of Holders of that Series held by the Trustee.

         No Agreement will provide for the holding of any annual or other meeting of Holders.

REMIC ADMINISTRATOR

         For any Series with respect to which a REMIC election is made, preparation of certain reports and certain other administrative duties with respect to the Trust may be performed by a REMIC administrator, who may be an affiliate of the Seller.

TERMINATION

         POOLING AND SERVICING AGREEMENT; TRUST AGREEMENT. The obligations created by the Agreement for a Series will terminate upon the distribution to Holders of all amounts distributable to them pursuant to such Agreement after the earlier of (i) the later of (a) the final payment or other liquidation of the last Primary Asset remaining in the Trust for such Series and (b) the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure or repossession in respect of any Primary Asset or (ii) the repurchase, as described below, by the Servicer or other entity specified in the related Prospectus Supplement from the Trustee for such Series of all Primary Assets and other property at that time subject to such Agreement. The Agreement for each Series permits, but does not require, the Servicer or other entity specified in the related Prospectus Supplement to purchase from the Trust for such Series all remaining Primary Assets at a price equal to, unless otherwise specified in the related Prospectus Supplement, 100% of the aggregate Principal Balance of such Primary Assets plus, with respect to any property acquired in respect of a Primary Asset, if any, the outstanding Principal Balance of the related Primary Asset at the time of foreclosure, less, in either case, related unreimbursed Advances (in the case of the Primary Assets, only to the extent not already reflected in the computation of the aggregate Principal Balance of such Primary Assets) and unreimbursed expenses (that are reimbursable pursuant to the terms of the Pooling and Servicing Agreement) plus, in either case, accrued interest thereon at the weighted average rate on the related Primary Assets through the last day of the Due Period in which such repurchase occurs; provided, however, that if an election is made for treatment as a REMIC under the Code, the repurchase price may equal the greater of (a) 100% of the aggregate Principal Balance of such Primary Assets, plus accrued interest thereon at the applicable net rates on the Primary Assets through the last day of the month of such repurchase and (b) the aggregate fair market value of such Primary Assets plus the fair market value of any property acquired in respect of a Primary Asset and remaining in the Trust. The exercise of such right will effect early retirement of the Securities of such Series, but such entity's right to so purchase is subject to the aggregate Principal Balance of the Primary Assets at the time of repurchase being less than a fixed percentage, to be set forth in the related Prospectus Supplement, of the aggregate Principal Balance of the Primary Assets as of the Cut-off Date. In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of certain persons identified therein. For each Series, the Servicer or the Trustee, as applicable, will give written notice of termination of the Agreement to each Holder, and the final distribution will be made only upon surrender and cancellation of the Securities at an office or agency specified in the notice of termination. If so provided in the related Prospectus Supplement for a Series, the Seller or another entity may effect an optional termination of the Trust under the circumstances described in such Prospectus Supplement. See "DESCRIPTION OF THE SECURITIES--Optional Redemption, Purchase or Termination."

         INDENTURE. The Indenture will be discharged with respect to a Series of Notes (except with respect to certain continuing rights specified in the Indenture) upon the delivery to the Trustee for cancellation of all the Notes of such Series or, with certain limitations, upon deposit with the Trustee of funds sufficient for the payment in full of all of the Notes of such Series.

         In addition to such discharge with certain limitations, the Indenture will provide that, if so specified with respect to the Notes of any Series, the related Trust will be discharged from any and all obligations in respect of the Notes of such Series (except for certain obligations relating to temporary Notes and exchange of Notes, to register the transfer of or exchange Notes of such Series, to replace stolen, lost or mutilated Notes of such Series, to maintain paying agencies and to hold monies for payment in trust) upon the deposit with the Trustee, in trust, of money and/or direct obligations of or obligations guaranteed by the United States of America which through the payment of interest and principal in respect thereof in accordance with their terms will provide money in an amount sufficient to pay the principal of and each installment of interest on the Notes of such Series on the Last Scheduled Distribution Date for such Notes and any installment of interest on such Notes in accordance with the terms of the Indenture and the Notes of such Series. In the event of any such defeasance and discharge of Notes of such Series, holders of Notes of such Series would be able to look only to such money and/or direct obligations for payment of principal and interest, if any, on their Notes until maturity.



                         CERTAIN LEGAL ASPECTS OF LOANS

         The following discussion contains summaries of certain legal aspects of mortgage loans, home improvement installment sales contracts and home improvement installment loan agreements which are general in nature. Because certain of such legal aspects are governed by applicable state law (which laws may differ substantially), the summaries do not purport to be complete nor reflect the laws of any particular state, nor encompass the laws of all states in which the properties securing the Loans are situated. The summaries are qualified in their entirety by reference to the applicable federal and state laws governing the Loans.

MORTGAGES

         The Mortgage Loans for a Series will and certain Home Improvement Contracts for a Series may be secured by either mortgages or deeds of trust or deeds to secure debt (such Mortgage Loans and Home Improvement Contracts are hereinafter referred to in this section as "mortgage loans"), depending upon the prevailing practice in the state in which the property subject to a mortgage loan is located. The filing of a mortgage, deed of trust or deed to secure debt creates a lien or title interest upon the real property covered by such instrument and represents the security for the repayment of an obligation that is customarily evidenced by a promissory note. It is not prior to the lien for real estate taxes and assessments or other charges imposed under governmental police powers and may also be subject to other liens pursuant to the laws of the jurisdiction in which the Mortgaged Property is located. Priority with respect to such instruments depends on their terms, the knowledge of the parties to the mortgage and generally on the order of recording with the applicable state, county or municipal office. There are two parties to a mortgage, the mortgagor, who is the borrower/property owner or the land trustee (as described below), and the mortgagee, who is the lender. Under the mortgage instrument, the mortgagor delivers to the mortgagee a note or bond and the mortgage. In the case of a land trust, there are three parties because title to the property is held by a land trustee under a land trust agreement of which the borrower/property owner is the beneficiary; at origination of a mortgage loan, the borrower executes a separate undertaking to make payments on the mortgage note. A deed of trust transaction normally has three parties, the trustor, who is the borrower/property owner; the beneficiary, who is the lender, and the trustee, a third-party grantee. Under a deed of trust, the trustor grants the property, irrevocably until the debt is paid, in trust, generally with a power of sale, to the trustee to secure payment of the obligation. The mortgagee's authority under a mortgage and the trustee's authority under a deed of trust are governed by the law of the state in which the real property is located, the express provisions of the mortgage or deed of trust, and, in some cases, in deed of trust transactions, the directions of the beneficiary.

FORECLOSURE ON MORTGAGES

         Foreclosure of a mortgage is generally accomplished by judicial action. Generally, the action is initiated by the service of legal pleadings upon all parties having an interest of record in the real property. Delays in completion of the foreclosure occasionally may result from difficulties in locating necessary parties defendant. When the mortgagee's right to foreclosure is contested, the legal proceedings necessary to resolve the issue can be time-consuming and expensive. After the completion of a judicial foreclosure proceeding, the court may issue a judgment of foreclosure and appoint a receiver or other officer to conduct the sale of the property. In some states, mortgages may also be foreclosed by advertisement, pursuant to a power of sale provided in the mortgage. Foreclosure of a mortgage by advertisement is essentially similar to foreclosure of a deed of trust by non-judicial power of sale.

         Foreclosure of a deed of trust is generally accomplished by a non-judicial trustee's sale under a specific provision in the deed of trust which authorizes the trustee to sell the property upon any default by the borrower under the terms of the note or deed of trust. In certain states, such foreclosure also may be accomplished by judicial action in the manner provided for foreclosure of mortgages. In some states, the trustee must record a notice of default and send a copy to the borrower-trustor and to any person who has recorded a request for a copy of a notice of default and notice of sale. In addition, the trustee in some states must provide notice to any other individual having an interest in the real property, including any junior lienholders. If the deed of trust is not reinstated within any applicable cure period, a notice of sale must be posted in a public place and, in most states, published for a specified period of time in one or more newspapers. In addition, some state laws require that a copy of the notice of sale be posted on the property and sent to all parties having an interest of record in the property. The trustor, borrower, or any person having a junior encumbrance on the real estate, may, during a reinstatement period, cure the default by paying the entire amount in arrears plus the costs and expenses incurred in enforcing the obligation. Generally, state law controls the amount of foreclosure expenses and costs, including attorney's fees, which may be recovered by a lender. If the deed of trust is not reinstated, a notice of sale must be posted in a public place and, in most states, published for a specified period of time in one or more newspapers. In addition, some state laws require that a copy of the notice of sale be posted on the property, recorded and sent to all parties having an interest in the real property.

         An action to foreclose a mortgage is an action to recover the mortgage debt by enforcing the mortgagee's rights under the mortgage. It is regulated by statutes and rules and subject throughout to the court's equitable powers. Generally, a mortgagor is bound by the terms of the related mortgage note and the mortgage as made and cannot be relieved from his default if the mortgagee has exercised his rights in a commercially reasonable manner. However, since a foreclosure action historically was equitable in nature, the court may exercise equitable powers to relieve a mortgagor of a default and deny the mortgagee foreclosure on proof that either the mortgagor's default was neither willful nor in bad faith or the mortgagee's action established a waiver, fraud, bad faith, or oppressive or unconscionable conduct such as to warrant a court of equity to refuse affirmative relief to the mortgagee. Under certain circumstances a court of equity may relieve the mortgagor from an entirely technical default where such default was not willful.

         A foreclosure action is subject to most of the delays and expenses of other lawsuits if defenses or counter-claims are interposed, sometimes requiring up to several years to complete. Moreover, a non-collusive, regularly conducted foreclosure sale may be challenged as a fraudulent conveyance, regardless of the parties' intent, if a court determines that the sale was for less than fair consideration and such sale occurred while the mortgagor was insolvent and within one year (or within the state statute of limitations if the trustee in bankruptcy elects to proceed under state fraudulent conveyance law) of the filing of bankruptcy. Similarly, a suit against the debtor on the related mortgage note may take several years and, generally, is a remedy alternative to foreclosure, the mortgagee being precluded from pursuing both at the same time.

         In the case of foreclosure under either a mortgage or a deed of trust, the sale by the referee or other designated officer or by the trustee is a public sale. However, because of the difficulty potential third party purchasers at the sale have in determining the exact status of title and because the physical condition of the property may have deteriorated during the foreclosure proceedings, it is uncommon for a third party to purchase the property at a foreclosure sale. Rather, it is common for the lender to purchase the property from the trustee or referee for an amount which may be equal to the unpaid principal amount of the mortgage note secured by the mortgage or deed of trust plus accrued and unpaid interest and the expenses of foreclosure, in which event the mortgagor's debt will be extinguished or the lender may purchase for a lesser amount in order to preserve its right against a borrower to seek a deficiency judgment in states where such a judgment is available. Thereafter, subject to the right of the borrower in some states to remain in possession during the redemption period, the lender will assume the burdens of ownership, including obtaining hazard insurance, paying taxes and making such repairs at its own expense as are necessary to render the property suitable for sale. The lender will commonly obtain the services of a real estate broker and pay the broker's commission in connection with the sale of the property. Depending upon market conditions, the ultimate proceeds of the sale of the property may not equal the lender's investment in the property. Any loss may be reduced by the receipt of any mortgage guaranty insurance proceeds.

ENVIRONMENTAL RISKS

         Real property pledged as security to a lender may be subject to unforeseen environmental risks. Under the laws of certain states, contamination of a property may give rise to a lien on the property to assure the payment of the costs of clean-up. In several states such a lien has priority over the lien of an existing mortgage against such property. In addition, under the Comprehensive Environmental Response, Cooperation and Liability Act of 1980 ("CERCLA"), the United States Environmental Protection Agency ("EPA") may impose a lien on property where EPA has incurred clean-up costs. However, a CERCLA lien is subordinate to pre-existing, perfected security interests.

         Under the laws of some states and under CERCLA, it is conceivable that a secured lender may be held liable as an "owner" or "operator" for the costs of addressing releases or threatened releases of hazardous substances at a property, even though the environmental damage or threat was caused by a prior or current owner or operator. CERCLA imposes liability for such costs on any and all "responsible parties," including owners or operators. However, CERCLA excludes from the definition of "owner or operator" a secured creditor who holds indicia of ownership primarily to protect its security interest but without "actually participating in the management" of the Property (the "Secured Creditor Exclusion"). Thus, if a lender's activities begin to encroach on the actual management of a contaminated facility or property, the lender may incur liability as an "owner or operator" under CERCLA. Similarly, if a lender foreclosures and takes title to a contaminated facility or property, the lender may incur CERCLA liability in various circumstances, including, but not limited to, when it holds the facility or property as an investment (including leasing the facility or property to third party) or fails to market the property in a timely fashion.

         Whether actions taken by a lender would constitute actual participation in the management of a mortgaged property or the business of a borrower so as to render the secured creditor exemption unavailable to a lender has been a matter of judicial interpretation of the statutory language, and court decisions have been inconsistent. In 1990, the Court of Appeals for the Eleventh Circuit suggested that the mere capacity of the lender to influence a borrower's decisions regarding disposal of hazardous substances was sufficient participation in the management of the borrower's business to deny the protection of the Secured Creditor Exclusion to the lender.

         This ambiguity appears to have been resolved by the enactment of the Asset Conservation, Lender Liability and Deposit Insurance Protection Act of 1996, which was signed into law by President Clinton on September 30, 1996. The new legislation provides that in order to be deemed to have participated in the management of a mortgaged property, a lender must actually participate in the operational affairs of the property or the borrower. The legislation also provides that participation in the management of the property does not include "merely having the capacity to influence, or unexercised right to control" operations. Rather, a lender will lose the protection of the Secured Creditor Exclusion only if it exercises decision-making control over the borrower's environmental compliance and hazardous substance handling and disposal practices, or assumes day-to-day management of all operational functions of the mortgaged property. If a lender is or becomes liable, it can bring an action for contribution against any other "responsible parties," including a previous owner or operator, who created the environmental hazard, but those persons or entities may be bankrupt or otherwise judgment proof. The costs associated with environmental cleanup may be substantial. It is conceivable that such costs arising from the circumstances set forth above would result in a loss to Holders.

         CERCLA does not apply to petroleum products, and the Secured Creditor Exclusion does not govern liability for cleanup costs under federal laws other than CERCLA, in particular Subtitle I of the federal Resource Conservation and Recovery Act ("RCRA"), which regulates underground petroleum storage tanks (except heating oil tanks). The EPA has adopted a lender liability rule for under ground storage tanks under Subtitle I of RCRA. Under such rule, a holder of a security interest in an underground storage tank or real property containing an underground storage tank is not considered an operator of the underground storage tank as long as petroleum is not added to, stored in or dispensed from the tank. In addition, under the Asset Conservation, Lender Liability and Deposit Insurance Protection Act of 1996, the protections accorded to lenders under CERCLA are also accorded to the holders of security interests in underground storage tanks. Liability for cleanup of petroleum contamination may, however, be governed by state law, which may not provide for any specific protection for secured creditors.

         Except as otherwise specified in the related Prospectus Supplement, at the time the Loans were originated, no environmental or a very limited environmental assessments of the Properties were conducted.

RIGHTS OF REDEMPTION

         In some states, after sale pursuant to a deed of trust or foreclosure of a mortgage, the trustor or mortgagor and foreclosed junior lienors are given a statutory period in which to redeem the property from the foreclosure sale. The right of redemption should be distinguished from the equity of redemption, which is a non-statutory right that must be exercised prior to the foreclosure sale. In some states, redemption may occur only upon payment of the entire principal balance of the loan, accrued interest and expenses of foreclosure. In other states, redemption may be authorized if the former borrower pays only a portion of the sums due. The effect of a statutory right of redemption is to diminish the ability of the lender to sell the foreclosed property. The exercise of a right of redemption would defeat the title of any purchaser at a foreclosure sale, or of any purchaser from the lender subsequent to foreclosure or sale under a deed of trust. Consequently, the practical effect of a right of redemption is to force the lender to retain the property and pay the expenses of ownership until the redemption period has run. In some states, there is no right to redeem property after a trustee's sale under a deed of trust.

JUNIOR MORTGAGES; RIGHTS OF SENIOR MORTGAGES

         The mortgage loans comprising or underlying the Primary Assets included in the Trust for a Series will be secured by mortgages or deeds of trust which may be second or more junior mortgages to other mortgages held by other lenders or institutional investors. The rights of the Trust (and therefore the Holders), as mortgagee under a junior mortgage, are subordinate to those of the mortgagee under the senior mortgage, including the prior rights of the senior mortgagee to receive hazard insurance and condemnation proceeds and to cause the property securing the mortgage loan to be sold upon default of the mortgagor, thereby extinguishing the junior mortgagee's lien unless the junior mortgagee asserts its subordinate interest in the property in foreclosure litigation and, possibly, satisfies the defaulted senior mortgage. A junior mortgagee may satisfy a defaulted senior loan in full and, in some states, may cure such default and bring the senior loan current, in either event adding the amounts expended to the balance due on the junior loan. In most states, absent a provision in the mortgage or deed of trust, no notice of default is required to be given to a junior mortgagee.

         The standard form of the mortgage used by most institutional lenders confers on the mortgagee the right both to receive all proceeds collected under any hazard insurance policy and all awards made in connection with condemnation proceedings, and to apply such proceeds and awards to any indebtedness secured by the mortgage, in such order as the mortgagee may determine. Thus, in the event improvements on the property are damaged or destroyed by fire or other casualty, or in the event the property is taken by condemnation, the mortgagee or beneficiary under underlying senior mortgages will have the prior right to collect any insurance proceeds payable under a hazard insurance policy and any award of damages in connection with the condemnation and to apply the same to the indebtedness secured by the senior mortgages. Proceeds in excess of the amount of senior mortgage indebtedness, in most cases, may be applied to the indebtedness of a junior mortgage.

         Another provision sometimes found in the form of the mortgage or deed of trust used by institutional lenders obligates the mortgagor to pay before delinquency all taxes and assessments on the property and, when due, all encumbrances, charges and liens on the property which appear prior to the mortgage or deed of trust, to provide and maintain fire insurance on the property, to maintain and repair the property and not to commit or permit any waste thereof, and to appear in and defend any action or proceeding purporting to affect the property or the rights of the mortgagee under the mortgage. Upon a failure of the mortgagor to perform any of these obligations, the mortgagee is given the right under certain mortgages to perform the obligation itself, at its election, with the mortgagor agreeing to reimburse the mortgagee for any sums expended by the mortgagee on behalf of the mortgagor. All sums so expended by the mortgagee become part of the indebtedness secured by the mortgage.

         The form of credit line, trust deed or mortgage used by most institutional lenders which make revolving home equity loans typically contains a "future advance" clause, which provides, in essence, that additional amounts advanced to or on behalf of the borrower by the beneficiary or lender are to be secured by the deed of trust or mortgage. The priority of the lien securing any advance made under the clause may depend in most states on whether the deed of trust or mortgage is called and recorded as a credit line deed of trust or mortgage. If the beneficiary or lender advances additional amounts, the advance is entitled to receive the same priority as amounts initially advanced under the trust deed or mortgage, notwithstanding the fact that there may be junior trust deeds or mortgages and other liens which intervene between the date of recording of the trust deed or mortgage and the date of the future advance, and notwithstanding that the beneficiary or lender had actual knowledge of such intervening junior trust deeds or mortgages and other liens at the time of the advance. In most states, the trust deed or mortgage lien securing mortgage loans of the type which includes revolving home equity credit lines applies retroactively to the date of the original recording of the trust deed or mortgage, provided that the total amount of advances under the home equity credit line does not exceed the maximum specified principal amount of the recorded trust deed or mortgage, except as to advances made after receipt by the lender of a written notice of lien from a judgment lien creditor of the trustor.

ANTI-DEFICIENCY LEGISLATION AND OTHER LIMITATIONS ON LENDERS

         Certain states have imposed statutory prohibitions which limit the remedies of a beneficiary under a deed of trust or a mortgagee under a mortgage. In some states, statutes limit the right of the beneficiary or mortgagee to obtain a deficiency judgment against the borrower following foreclosure or sale under a deed of trust. A deficiency judgment is a personal judgment against the former borrower equal in most cases to the difference between the net amount realized upon the public sale of the real property and the amount due to the lender.

         Other statutes require the beneficiary or mortgagee to exhaust the security afforded under a deed of trust or mortgage by foreclosure in an attempt to satisfy the full debt before bringing a personal action against the borrower. In certain other states, the lender has the option of bringing a personal action against the borrower on the debt without first exhausting such security; however, in some of these states, the lender, following judgment on such personal action, may be deemed to have elected a remedy and may be precluded from exercising remedies with respect to the security. Consequently, the practical effect of the election requirement, when applicable, is that lenders will usually proceed first against the security rather than bringing a personal action against the borrower. Finally, other statutory provisions limit any deficiency judgment against the former borrower following a foreclosure sale to the excess of the outstanding debt over the fair market value of the property at the time of the public sale. The purpose of these statutes is generally to prevent a beneficiary or a mortgagee from obtaining a large deficiency judgment against the former borrower as a result of low or no bids at the foreclosure sale.

         In addition to laws limiting or prohibiting deficiency judgments, numerous other statutory provisions, including the federal bankruptcy laws, the Federal Soldiers' and Sailors' Relief Act, and state laws affording relief to debtors, may interfere with or affect the ability of the secured lender to realize upon collateral and/or enforce a deficiency judgment. For example, with respect to federal bankruptcy law, the filing of a petition acts as a stay against the enforcement of remedies for collection of a debt. Moreover, a court with federal bankruptcy jurisdiction may permit a debtor through a Chapter 13 Bankruptcy Code rehabilitative plan to cure a monetary default with respect to a loan on a debtor's residence by paying arrearages within a reasonable time period and reinstating the original loan payment schedule even though the lender accelerated the loan and the lender has taken all steps to realize upon his security (provided no sale of the property has yet occurred) prior to the filing of the debtor's Chapter 13 petition. Some courts with federal bankruptcy jurisdiction have approved plans, based on the particular facts of the reorganization case, that effected the curing of a loan default by permitting the obligor to pay arrearages over a number of years.

         Courts with federal bankruptcy jurisdiction have also indicated that the terms of a mortgage loan may be modified if the borrower has filed a petition under Chapter 13. These courts have suggested that such modifications may include reducing the amount of each monthly payment, changing the rate of interest, altering the repayment schedule and reducing the lender's security interest to the value of the residence, thus leaving the lender a general unsecured creditor for the difference between the value of the residence and the outstanding balance of the loan. Federal bankruptcy law and limited case law indicate that the foregoing modifications could not be applied to the terms of a loan secured by property that is the principal residence of the debtor. In all cases, the secured creditor is entitled to the value of its security plus post-petition interest, attorney's fees and costs to the extent the value of the security exceeds the debt.

         In a Chapter 11 case under the Bankruptcy Code, the lender is precluded from foreclosing without authorization from the bankruptcy court. The lender's lien may be transferred to other collateral and/or be limited in amount to the value of the lender's interest in the collateral as of the date of the bankruptcy. The loan term may be extended, the interest rate may be adjusted to market rates and the priority of the loan may be subordinated to bankruptcy court-approved financing. The bankruptcy court can, in effect, invalidate due-on-sale clauses through confirmed Chapter 11 plans of reorganization.

         The Bankruptcy Code provides priority to certain tax liens over the lender's security. This may delay or interfere with the enforcement of rights in respect of a defaulted Loan. In addition, substantive requirements are imposed upon lenders in connection with the organization and the servicing of mortgage loans by numerous federal and some state consumer protection laws. The laws include the federal Truth-in-Lending Act, Real Estate Settlement Procedures Act, Equal Credit Opportunity Act, Fair Credit Billing Act, Fair Credit Reporting Act and related statutes and regulations. These federal laws impose specific statutory liabilities upon lenders who originate loans and who fail to comply with the provisions of the law. In some cases, this liability may affect assignees of the loans.

DUE-ON-SALE CLAUSES IN MORTGAGE LOANS

         Due-on-sale clauses permit the lender to accelerate the maturity of the loan if the borrower sells or transfers, whether voluntarily or involuntarily, all or part of the real property securing the loan without the lender's prior written consent. The enforceability of these clauses has been the subject of legislation or litigation in many states, and in some cases, typically involving single family residential mortgage transactions, their enforceability has been limited or denied. In any event, the Garn-St. Germain Depository Institutions Act of 1982 (the "Garn-St. Germain Act") preempts state constitutional, statutory and case law that prohibits the enforcement of due-on-sale clauses and permits lenders to enforce these clauses in accordance with their terms, subject to certain exceptions. As a result, due-on-sale clauses have become generally enforceable except in those states whose legislatures exercised their authority to regulate the enforceability of such clauses with respect to mortgage loans that were (i) originated or assumed during the "window period" under the Garn-St. Germain Act which ended in all cases not later than October 15, 1982, and (ii) originated by lenders other than national banks, federal savings institutions and federal credit unions. The Federal Home Loan Mortgage Corporation has taken the position in its published mortgage servicing standards that, out of a total of eleven "window period states," five states (Arizona, Michigan, Minnesota, New Mexico and Utah) have enacted statutes extending, on various terms and for varying periods, the prohibition on enforcement of due-on-sale clauses with respect to certain categories of window period loans. Also, the Garn-St. Germain Act does "encourage" lenders to permit assumption of loans at the original rate of interest or at some other rate less than the average of the original rate and the market rate.

         In addition, under federal bankruptcy law, due-on-sale clauses may not be enforceable in bankruptcy proceedings and may, under certain circumstances, be eliminated in any modified mortgage resulting from such bankruptcy proceeding.

ENFORCEABILITY OF PREPAYMENT AND LATE PAYMENT FEES

         Forms of notes, mortgages and deeds of trust used by lenders may contain provisions obligating the borrower to pay a late charge if payments are not timely made, and in some circumstances may provide for prepayment fees or penalties if the obligation is paid prior to maturity. In certain states, there are or may be specific limitations upon the late charges which a lender may collect from a borrower for delinquent payments. Certain states also limit the amounts that a lender may collect from a borrower as an additional charge if the loan is prepaid. Late charges and prepayment fees are typically retained by servicers as additional servicing compensation.

EQUITABLE LIMITATIONS ON REMEDIES

         In connection with lenders' attempts to realize upon their security, courts have invoked general equitable principles. The equitable principles are generally designed to relieve the borrower from the legal effect of his defaults under the loan documents. Examples of judicial remedies that have been fathomed include judicial requirements that the lender undertake affirmative and expensive actions to determine the causes of the borrower's default and the likelihood that the borrower will be able to reinstate the loan. In some cases, courts have substituted their judgment for the lender's judgment and have required that lenders reinstate loans or recast payment schedules in order to accommodate borrowers who are suffering from temporary financial disability. In other cases, courts have limited the right of a lender to realize upon his security if the default under the security agreement is not monetary, such as the borrower's failure to adequately maintain the property or the borrower's execution of secondary financing affecting the property. Finally, some courts have been faced with the issue of whether or not federal or state constitutional provisions reflecting due process concerns for adequate notice require that borrowers under security agreements receive notices in addition to the statutorily-prescribed minimums. For the most part, these cases have upheld the notice provisions as being reasonable or have found that, in cases involving the sale by a trustee under a deed of trust or by a mortgagee under a mortgage having a power of sale, there is insufficient state action to afford constitutional protections to the borrower.

         Most conventional single-family mortgage loans may be prepaid in full or in part without penalty. The regulations of the Federal Home Loan Bank Board prohibit the imposition of a prepayment penalty or equivalent fee for or in connection with the acceleration of a loan by exercise of a due-on-sale clause. A mortgagee to whom a prepayment in full has been tendered may be compelled to give either a release of the mortgage or an instrument assigning the existing mortgage. The absence of a restraint on prepayment, particularly with respect to mortgage loans having higher mortgage rates, may increase the likelihood of refinancing or other early retirements of such mortgage loans.

APPLICABILITY OF USURY LAWS

         Title V of the Depository Institutions Deregulation and Monetary Control Act of 1980, as amended ("Title V"), provides that state usury limitations shall not apply to certain types of residential first mortgage loans originated by certain lenders after March 31, 1980. Similar federal statutes were in effect with respect to mortgage loans made during the first three months of 1980. The Federal Home Loan Bank Board is authorized to issue rules and regulations and to publish interpretations governing implementation of Title V. Title V authorizes any state to reimpose interest rate limits by adopting, before April 1, 1983, a state law, or by certifying that the voters of such state have voted in favor of any provision, constitutional or otherwise, which expressly rejects an application of the federal law. Fifteen states adopted such a law prior to the April 1, 1983 deadline. In addition, even where Title V is not so rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on mortgage loans covered by Title V.

APPLICABILITY OF LENDING LAWS

         The loans may be subject to the Home Ownership and Equity Protection Act of 1994 (the "Act") which amended the Truth in Lending Act as it applies to mortgages subject to the Act. The Act requires certain additional disclosures, specifies the timing of such disclosures and limits or prohibits inclusion of certain provisions in mortgages subject to the Act. The Act also provides that any purchaser or assignee of a mortgage covered by the Act, such as the Trust with respect to the Loans, is subject to all of the claims and defenses which the borrower could assert against the original lender. The maximum damages that may be recovered under the Act from an assignee is the remaining amount of indebtedness plus the total amount paid by the borrower in connection with the loan. If the Trust includes Loans subject to the Act, it will be subject to all of the claims and defenses which the borrower could assert against the Seller. Any violation of the Act which would result in such liability would be a breach of the Seller's representations and warranties, and the Seller would be obligated to cure, repurchase or, if permitted by the Agreement, substitute for the Loan in question.

THE HOME IMPROVEMENT CONTRACTS

         GENERAL

         The Home Improvement Contracts, other than those Home Improvement Contracts that are unsecured or secured by mortgages on real estate (such Home Improvement Contracts are hereinafter referred to in this section as "contracts") generally are "chattel paper" or constitute "purchase money security interests" each as defined in the Uniform Commercial Code (the "UCC"). Pursuant to the UCC, the sale of chattel paper is treated in a manner similar to perfection of a security interest in chattel paper. Under the related Agreement, the Seller will transfer physical possession of the contracts to the Trustee or a designated custodian or may retain possession of the contracts as custodian for the Trustee. In addition, the Seller will make an appropriate filing of a UCC-1 financing statement in the appropriate states to give notice of the Trustee's ownership of the contracts. Unless otherwise specified in the related Prospectus Supplement, the contracts will not be stamped or otherwise marked to reflect their assignment from the Seller to the Trustee. Therefore, if through negligence, fraud or otherwise, a subsequent purchaser were able to take physical possession of the contracts without notice of such assignment, the Trustee's interest in the contracts could be defeated.

         SECURITY INTERESTS IN HOME IMPROVEMENTS

         The contracts that are secured by the Home Improvements financed thereby grant to the originator of such contracts a purchase money security interest in such Home Improvements to secure all or part of the purchase price of such Home Improvements and related services. A financing statement generally is not required to be filed to perfect a purchase money security interest in consumer goods. Such purchase money security interests are assignable. In general, a purchase money security interest grants to the holder a security interest that has priority over a conflicting security interest in the same collateral and the proceeds of such collateral. However, to the extent that the collateral subject to a purchase money security interest becomes a fixture, in order for the related purchase money security interest to take priority over a conflicting interest in the fixture, the holder's interest in such Home Improvement must generally be perfected by a timely fixture filing. In general, under the UCC, a security interest does not exist under the UCC in ordinary building material incorporated into an improvement on land. Home Improvement Contracts that finance lumber, bricks, other types of ordinary building material or other goods that are deemed to lose such characterization, upon incorporation of such materials into the related property, will not be secured by a purchase money security interest in the Home Improvement being financed.

         ENFORCEMENT OF SECURITY INTEREST IN HOME IMPROVEMENTS

         So long as the Home Improvement has not become subject to the real estate law, a creditor can repossess a Home Improvement securing a contract by voluntary surrender, by "self-help" repossession that is "peaceful" (i.e., without breach of the peace) or, in the absence of voluntary surrender and the ability to repossess without breach of the peace, by judicial process. The holder of a contract must give the debtor a number of days' notice, which varies from 10 to 30 days depending on the state, prior to commencement of any repossession. The UCC and consumer protection laws in most states place restrictions on repossession sales, including requiring prior notice to the debtor and commercial reasonableness in effecting such a sale. The law in most states also requires that the debtor be given notice of any sale prior to resale of the unit that the debtor may redeem it at or before such resale.

         Under the laws applicable in most states, a creditor is entitled to obtain a deficiency judgement from a debtor for any deficiency on repossession and resale of the property securing the debtor's loan. However, some states impose prohibitions or limitations on deficiency judgements, and in many cases the defaulting borrower would have no assets with which to pay a judgement.

         Certain other statutory provisions, including federal and state bankruptcy and insolvency laws and general equitable principles, may limit or delay the ability of a lender to repossess and resell collateral or enforce a deficiency judgment.

         CONSUMER PROTECTION LAWS

         The so-called "Holder-in-Due-Course" rule of the Federal Trade Commission is intended to defeat the ability of the transferor of a consumer credit contract which is the seller of goods which gave rise to the transaction (and certain related lenders and assignees) to transfer such contract free of notice of claims by the debtor thereunder. The effect of this rule is to subject the assignee of such a contract to all claims and defenses which the debtor could assert against the seller of goods. Liability under this rule is limited to amounts paid under a contract; however, the obligor also may be able to assert the rule to set off remaining amounts due as a defense against a claim brought by the Trustee against such obligor. Numerous other federal and state consumer protection laws impose requirements applicable to the origination and lending pursuant to the contracts, including the Truth in Lending Act, the Federal Trade Commission Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Equal Credit Opportunity Act, the Fair Debt Collection Practices Act and the Uniform Consumer Credit Code. In the case of some of these laws, the failure to comply with their provisions may affect the enforceability of the related contract.

         APPLICABILITY OF USURY LAWS

         Title V provides that, subject to the following conditions, state usury limitations shall not apply to any contract which is secured by a first lien on certain kinds of consumer goods. The contracts would be covered if they satisfy certain conditions, among other things, governing the terms of any prepayments, late charges and deferral fees and requiring a 30-day notice period prior to instituting any action leading to repossession of the related unit.

         Title V authorized any state to reimpose limitations on interest rates and finance charges by adopting before April 1, 1983 a law or constitutional provision which expressly rejects application of the federal law. Fifteen states adopted such a law prior to the April 1, 1983 deadline. In addition, even where Title V was not so rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on loans covered by Title V.

INSTALLMENT CONTRACTS

         The Loans may also consist of installment contracts. Under an installment contract ("Installment Contract") the seller (hereinafter referred to in this section as the "lender") retains legal title to the property and enters into an agreement with the purchaser (hereinafter referred to in this section as the "borrower") for the payment of the purchase price, plus interest, over the term of such contract. Only after full performance by the borrower of the contract is the lender obligated to convey title to the property to the purchaser. As with mortgage or deed of trust financing, during the effective period of the Installment Contract, the borrower is generally responsible for maintaining the property in good condition and for paying real estate taxes, assessments and hazard insurance premiums associated with the property.

         The method of enforcing the rights of the lender under an Installment Contract varies on a state-by-state basis depending upon the extent to which state courts are willing, or able pursuant to state statute, to enforce the contract strictly according to the terms. The terms of Installment Contracts generally provide that upon a default by the borrower, the borrower loses his or her right to occupy the property, the entire indebtedness is accelerated, and the buyer's equitable interest in the property is forfeited. The lender in such a situation does not have to foreclose in order to obtain title to the property, although in some cases a quiet title action is in order if the borrower has filed the Installment Contract in local land records and an ejectment action may be necessary to recover possession. In a few states, particularly in cases of borrower default during the early years of an Installment Contract, the courts will permit ejectment of the buyer and a forfeiture of his or her interest in the property. However, most state legislatures have enacted provisions by analogy to mortgage law protecting borrowers under Installment Contracts from the harsh consequences of forfeiture. Under such statutes, a judicial or nonjudicial foreclosure may be required, the lender may be required to give notice of default and the borrower may be granted some grace period during which the Installment Contract may be reinstated upon full payment of the default amount and the borrower may have a post-foreclosure statutory redemption right. In other states, courts in equity may permit a borrower with significant investment in the property under an Installment Contract for the sale of real estate to share in the proceeds of sale of the property after the indebtedness is repaid or may otherwise refuse to enforce the forfeiture clause.

         Nevertheless, generally speaking, the lender's procedures for obtaining possession and clear title under an Installment Contract in a given state are simpler and less time-consuming and costly than are the procedures for foreclosing and obtaining clear title to a property subject to one or more liens.

SOLDIERS' AND SAILORS' CIVIL RELIEF ACT OF 1940

         Under the Soldiers' and Sailors' Civil Relief Act of 1940, members of all branches of the military on active duty, including draftees and reservists in military service, (i) are entitled to have interest rates reduced and capped at 6% per annum, on obligations (including Loans) incurred prior to the commencement of military service for the duration of military service, (ii) may be entitled to a stay of proceedings on any kind of foreclosure or repossession action in the case of defaults on such obligations entered into prior to military service for the duration of military service and (iii) may have the maturity of such obligations incurred prior to military service extended, the payments lowered and the payment schedule readjusted for a period of time after the completion of military service. However, the benefits of (i), (ii), or
(iii) above are subject to challenge by creditors and if, in the opinion of the court, the ability of a person to comply with such obligations is not materially impaired by military service, the court may apply equitable principles accordingly. If a borrower's obligation to repay amounts otherwise due on a Loan included in a Trust for a Series is relieved pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, none of the Trust, the Servicer, the Seller nor the Trustee will be required to advance such amounts, and any loss in respect thereof may reduce the amounts available to be paid to the holders of the Certificates of such Series. Unless otherwise specified in the related Prospectus Supplement, any shortfalls in interest collections on Loans or Underlying Loans relating to the Private Securities, as applicable, included in a Trust for a Series resulting from application of the Soldiers' and Sailors' Civil Relief Act of 1940 will be allocated to each Class of Securities of such Series that is entitled to receive interest in respect of such Loans or Underlying Loans in proportion to the interest that each such Class of Securities would have otherwise been entitled to receive in respect of such Loans or Underlying Loans had such interest shortfall not occurred.

CONSUMER PROTECTION LAWS

         Numerous federal and state consumer protection laws impose substantive requirements upon mortgage lenders in connection with originating, servicing and enforcing loans secured by certain residential properties. Theses laws include the federal Truth-in-Lending Act and Regulation Z promulgated thereunder, Real Estate Settlement Procedures Act and Regulation B promulgated thereunder, Equal Credit Opportunity Act, Fair Credit Billing Act, Fair Credit Reporting Act and related statutes and regulations. In particular, Regulation Z requires certain disclosures to borrowers regarding terms of the Loans; the Equal Credit Opportunity Act and Regulation B promulgated thereunder prohibit discrimination in the extension of credit on the basis of age, race, color, sex, religion, martial status, national origin, receipt of public assistance or the exercise of any right under the Consumer Credit Protection Act; and the Fair Credit Reporting Act regulates the use and reporting of information related to the borrower's credit experience. Certain provisions of these laws impose specific statutory liabilities upon lenders who fail to comply therewith. In addition, violations of such laws may limit the ability of the Servicer to collect all or part of the principal of or interest on the Loans and could subject the Servicer and in some cases its assignees to damages and administrative enforcement.



                                   THE SELLER
GENERAL

         KeyBank National Association, the Seller, is a wholly owned subsidiary of KeyCorp. The Seller is a national banking association headquartered in Cleveland, Ohio. The Seller provides: (i) retail and private banking services to consumers; (ii) commercial banking services to small businesses, middle-market and large corporate customers; (iii) capital market services; and
(iv) trust and asset management services. The Seller's retail banking services include consumer lending (including residential mortgage, home equity and direct installment), deposit services, and private banking services. The principal executive offices of the Seller are located at Key Tower, 127 Public Square, Cleveland, Ohio 44114 (Telephone: (216) 689-6300). None of the Servicer, the Trustee, the Seller or any of their respective affiliates has guaranteed or is otherwise obligated with respect to the Securities of any Series.



                                USE OF PROCEEDS

         The Seller will apply all or substantially all of the net proceeds from the sale of each Series of Securities for one or more of the following purposes: (i) to purchase the related Primary Assets, (ii) to establish any Reserve Funds described in the related Prospectus Supplement, (iii) to pay costs of structuring and issuing such Securities, including the costs of obtaining Enhancement, if any and (iv) for general corporate purposes. If so specified in the related Prospectus Supplement, the purchase of the Primary Assets for a Series may be effected by an exchange of Securities with the Seller of such Primary Assets.



                   CERTAIN FEDERAL INCOME TAX CONSIDERATIONS
GENERAL

         The following is a summary of certain anticipated United States federal income tax consequences of the purchase, ownership, and disposition of the Securities and is based on advise of Brown & Wood LLP, special counsel to the Seller. The summary is based upon the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, including, where applicable, proposed regulations, and the judicial and administrative rulings and decisions now in effect, all of which are subject to change or possible differing interpretations. The statutory provisions, regulations, and interpretations on which this interpretation is based are subject to change, and such a change could apply retroactively.

         The summary does not purport to deal with all aspects of United States federal income taxation that may affect particular investors in light of their individual circumstances, nor with certain types of investors subject to special treatment under the federal income tax laws. This summary focuses primarily upon investors who will hold Securities as "capital assets" (generally, property held for investment) within the meaning of Section 1221 of the Code, but much of the discussion is applicable to other investors as well. Prospective Investors are advised to consult their own tax advisers concerning the federal, state, local and any other tax consequences to them of the purchase, ownership and disposition of the Securities.

         The United States federal income tax consequences to Holders will vary depending on whether (i) the Securities of a Series are classified as indebtedness; (ii) an election is made to treat the Trust relating to a particular Series of Securities as a real estate mortgage investment conduit ("REMIC") under the Code; (iii) the Securities represent an ownership interest in some or all of the assets included in the Trust for a Series or (iv) an election is made to treat the Trust relating to a particular Series of Certificates as a partnership. The Prospectus Supplement for each Series of Securities will specify how the Securities will be treated for federal income tax purposes and will discuss whether a REMIC election, if any, will be made with respect to such Series.

         As used herein, the term "U.S. Person" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any state thereof, including the District of Columbia (other than a partnership that is not treated as a Unites States person under any applicable Treasury regulations), an estate whose income is subject to United States federal income tax regardless of its source of income, or a trust if a court within the United States is able to exercise primary supervision of the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust. Notwithstanding the preceding sentence, to the extent provided in regulations, certain trusts in existence on August 20, 1996 and treated as United States persons prior to such date that elect to continue to be treated as United States Persons shall be considered U.S. persons as well.

TAXATION OF DEBT SECURITIES

         STATUS AS REAL PROPERTY LOANS. Except to the extent provided otherwise in a Prospectus Supplement as to each Series of Securities Brown & Wood LLP will have advised the Seller that: (i) Securities held by a mutual savings bank or domestic building and loan association will represent interests in "qualifying real property loans" within the meaning of Code section 593(d);
(ii) Securities held by a domestic building and loan association will constitute "loans . . . secured by an interest in real property" within the meaning of Code section 7701(a)(19)(C)(v); and (iii) Securities held by a real estate investment trust will constitute "real estate assets" within the meaning of Code section 856(c)(4)(A) and interest on Securities will be considered "interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of Code section 856(c)(3)(B).

         INTEREST AND ACQUISITION DISCOUNT. Securities representing regular interests in a REMIC ("Regular Interest Securities") are generally taxable to holders in the same manner as evidences of indebtedness issued by the REMIC. Stated interest on the Regular Interest Securities will be taxable as ordinary income and taken into account using the accrual method of accounting, regardless of the Holder's normal accounting method. Interest (other than original issue discount) on Securities (other than Regular Interest Securities) that are characterized as indebtedness for federal income tax purposes will be includible in income by holders thereof in accordance with their usual methods of accounting. Securities characterized as debt for federal income tax purposes and Regular Interest Securities will be referred to hereinafter collectively as "Debt Securities."

         Debt Securities that are Compound Interest Securities will, and certain of the other Debt Securities may, be issued with "original issue discount" ("OID"). The following discussion is based in part on the rules governing OID which are set forth in Sections 1271-1275 of the Code and the Treasury regulations issued thereunder (the "OID Regulations"). A Holder should be aware, however, that the OID Regulations do not adequately address certain issues relevant to prepayable securities, such as the Debt Securities.

         In general, OID, if any, will equal the difference between the stated redemption price at maturity of a Debt Security and its issue price. A holder of a Debt Security must include such OID in gross income as ordinary interest income as it accrues under a method taking into account an economic accrual of the discount. In general, OID must be included in income in advance of the receipt of the cash representing that income. The amount of OID on a Debt Security will be considered to be zero if it is less than a de minimis amount determined under the Code.

         The issue price of a Debt Security is the first price at which a substantial amount of Debt Securities of that class are sold to the public (excluding bond houses, brokers, underwriters or wholesalers). If less than a substantial amount of a particular class of Debt Securities is sold for cash on or prior to the Closing Date, the issue price for such class will be treated as the fair market value of such class on the Closing Date. The issue price of a Debt Security also includes the amount paid by an initial Debt Security holder for accrued interest that relates to a period prior to the issue date of the Debt Security. The stated redemption price at maturity of a Debt Security includes the original principal amount of the Debt Security, but generally will not include distributions of interest if such distributions constitute "qualified stated interest."

         Under the OID Regulations, qualified stated interest generally means interest payable at a single fixed rate or qualified variable rate (as described below) provided that such interest payments are unconditionally payable at intervals of one year or less during the entire term of the Debt Security. The OID Regulations state that interest payments are unconditionally payable only if a late payment or nonpayment is expected to be penalized or reasonable remedies exist to compel payment. Certain Debt Securities may provide for default remedies in the event of late payment or nonpayment of interest. The interest on such Debt Securities will be unconditionally payable and constitute qualified stated interest, not OID. However, absent clarification of the OID Regulations, where Debt Securities do not provide for default remedies, the interest payments will be included in the Debt Security's stated redemption price at maturity and taxed as OID. Interest is payable at a single fixed rate only if the rate appropriately takes into account the length of the interval between payments. Distributions of interest on Debt Securities with respect to which deferred interest will accrue will not constitute qualified stated interest payments, in which case the stated redemption price at maturity of such Debt Securities includes all distributions of interest as well as principal thereon. Where the interval between the issue date and the first Distribution Date on a Debt Security is either longer or shorter than the interval between subsequent Distribution Dates, all or part of the interest foregone, in the case of the longer interval, and all of the additional interest, in the case of the shorter interval, will be included in the stated redemption price at maturity and tested under the de minimis rule described below. In the case of a Debt Security with a long first period which has non-de minimis OID, all stated interest in excess of interest payable at the effective interest rate for the long first period will be included in the stated redemption price at maturity and the Debt Security will generally have OID. Holders of Debt Securities should consult their own tax advisors to determine the issue price and stated redemption price at maturity of a Debt Security.

         Under the de minimis rule, OID on a Debt Security will be considered to be zero if such OID is less than 0.25% of the stated redemption price at maturity of the Debt Security multiplied by the weighted average maturity of the Debt Security. For this purpose, the weighted average maturity of the Debt Security is computed as the sum of the amounts determined by multiplying the number of full years (i.e., rounding down partial years) from the issue date until each distribution in reduction of stated redemption price at maturity is scheduled to be made by a fraction, the numerator of which is the amount of each distribution included in the stated redemption price at maturity of the Debt Security and the denominator of which is the stated redemption price at maturity of the Debt Security. Holders generally must report de minimis OID pro rata as principal payments are received, and such income will be capital gain if the Debt Security is held as a capital asset. However, accrual method holders may elect to accrue all de minimis OID as well as market discount under a constant interest method.

         Debt Securities may provide for interest based on a qualified variable rate. Under the OID Regulations, interest is treated as payable at a qualified variable rate and not as contingent interest if, generally, (i) such interest is unconditionally payable at least annually, (ii) the issue price of the debt instrument does not exceed the total noncontingent principal payments and (iii) interest is based on a "qualified floating rate," an "objective rate," or a combination of "qualified floating rates" that do not operate in a manner that significantly accelerates or defers interest payments on such Debt Security. In the case of Compound Interest Securities, certain Interest Weighted Securities, and certain of the other Debt Securities, none of the payments under the instrument will be considered qualified stated interest, and thus the aggregate amount of all payments will be included in the stated redemption price.

         The holder of a Debt Security issued with OID must include in gross income, for all days during its taxable year on which it holds such Debt Security, the sum of the "daily portions" of such OID. The amount of OID includible in income by a holder will be computed by allocating to each day during a taxable year a pro rata portion of the OID that accrued during the relevant accrual period. In the case of a Debt Security that is not a Regular Interest Security and the principal payments on which are not subject to acceleration resulting from prepayments on the Loans, the amount of OID includible in income of a Holder for an accrual period (generally the period over which interest accrues on the debt instrument) will equal the product of the yield to maturity of the Debt Security and the adjusted issue price of the Debt Security, reduced by any payments of qualified stated interest. The adjusted issue price is the sum of its issue price plus prior accruals of OID, reduced by the total payments made with respect to such Debt Security in all prior periods, other than qualified stated interest payments.

         The amount of OID to be included in income by a holder of a debt instrument, such as certain Classes of the Debt Securities, that is subject to acceleration due to prepayments on other debt obligations securing such instruments (a "Pay-Through Security"), is computed by taking into account the anticipated rate of prepayments assumed in pricing the debt instrument (the "Prepayment Assumption"). The amount of OID that will accrue during an accrual period on a Pay-Through Security is the excess (if any) of the sum of (a) the present value of all payments remaining to be made on the Pay-Through Security as of the close of the accrual period and (b) the payments during the accrual period of amounts included in the stated redemption price of the Pay-Through Security, over the adjusted issue price of the Pay-Through Security at the beginning of the accrual period. The present value of the remaining payments is to be determined on the basis of three factors: (i) the original yield to maturity of the Pay-Through Security (determined on the basis of compounding at the end of each accrual period and properly adjusted for the length of the accrual period), (ii) events which have occurred before the end of the accrual period and (iii) the assumption that the remaining payments will be made in accordance with the original Prepayment Assumption. The effect of this method is to increase the portions of OID required to be included in income by a Holder to take into account prepayments with respect to the Loans at a rate that exceeds the Prepayment Assumption, and to decrease (but not below zero for any period) the portions of OID required to be included in income by a Holder of a Pay-Through Security to take into account prepayments with respect to the Loans at a rate that is slower than the Prepayment Assumption. Although OID will be reported to Holders of Pay-Through Securities based on the Prepayment Assumption, no representation is made to Holders that Loans will be prepaid at that rate or at any other rate.

         The accrual of OID will, unless otherwise specified in the related Prospectus Supplement, use the original yield to maturity of the Pay-Through Securities calculated based on a reasonable assumed prepayment rate for the mortgage loans underlying the Pay-Through Securities, and will take into account events that occur during the calculation period. The Prepayment Assumption will be determined in the manner prescribed by regulations that have not yet been issued. The legislative history of the 1986 Act (the "Legislative History") provides, however, that the regulations will require that the Prepayment Assumption be the prepayment assumption that is used in determining the offering price of such Securities. The prepayment assumption contained in the Code literally only applies to debt instruments collateralized by other debt instruments that are subject to prepayment rather than direct ownership interests in such debt instruments, and, in tax years beginning after August 5, 1997, to pools of receivables the yield on which may be affected by prepayments of the receivables such as the Pay-Through Securities represent. However, no other legal authority provides guidance with regard to the proper method of accruing OID on obligations that are subject to prepayment, and, until further guidance is issued, the Servicer intends to calculate and report OID under the method described below.

         The Seller may adjust the accrual of OID on a Class of Regular Interest Securities (or other regular interests in a REMIC) in a manner that it believes to be appropriate, to take account of realized losses on the Loans, although the OID Regulations do not provide for such adjustments. If the Internal Revenue Service ("IRS") were to require that OID be accrued without such adjustments, the rate of accrual of OID for a Class of Regular Interest Securities could increase.

         Certain classes of Regular Interest Securities may represent more than one class of REMIC regular interests. Unless the applicable Prospectus Supplement specifies otherwise, the Trustee intends, based on the OID Regulations, to calculate OID on such Securities as if, solely for the purposes of computing OID, the separate regular interests were a single debt instrument.

         A subsequent holder of a Debt Security will also be required to include OID in gross income, but such a holder who purchases such Debt Security for an amount that exceeds its adjusted issue price will be entitled (as will an initial holder who pays more than a Debt Security's issue price) to offset such OID by comparable economic accruals of portions of such excess.

         EFFECTS OF DEFAULTS AND DELINQUENCIES. Holders will be required to report income with respect to the related Securities under an accrual method without giving effect to delays and reductions in distributions attributable to a default or delinquency on the Loans, except possibly to the extent that it can be established that such amounts are uncollectible. As a result, the amount of income (including OID) reported by a holder of such a Security in any period could significantly exceed the amount of cash distributed to such holder in that period. The holder will eventually be allowed a loss (or will be allowed to report a lesser amount of income) to the extent that the aggregate amount of distributions on the Securities is reduced as a result of a Loan default. However, the timing and character of such losses or reductions in income are uncertain and, accordingly, holders of Securities should consult their own tax advisors on this point.

         INTEREST WEIGHTED SECURITIES. It is not clear how income should be accrued with respect to Regular Interest Securities or Stripped Securities (as defined under "--Tax Status as a Grantor Trust; General" herein) the payments on which consist solely or primarily of a specified portion of the interest payments on qualified mortgages held by the REMIC or on Loans underlying Pass-Through Securities ("Interest Weighted Securities"). The Seller intends to take the position that all of the income derived from an Interest Weighted Security should be treated as OID and that the amount and rate of accrual of such OID should be calculated by treating the Interest Weighted Security as a Compound Interest Security. However, in the case of Interest Weighted Securities that are entitled to some payments of principal and that are Regular Interest Securities the IRS could assert that income derived from an Interest Weighted Security should be calculated as if the Security were a security purchased at a premium equal to the excess of the price paid by such holder for such Security over its stated principal amount, if any. Under this approach, a holder would be entitled to amortize such premium only if it has in effect an election under Section 171 of the Code with respect to all taxable debt instruments held by such holder, as described below. Alternatively, the IRS could assert that an Interest Weighted Security should be taxable under the rules governing bonds issued with contingent payments. Such treatment may be more likely in the case of Interest Weighted Securities that are Stripped Securities as described below. See "--Tax Status as a Grantor Trust--Discount or Premium on Pass-Through Securities."

VARIABLE RATE DEBT SECURITIES. Debt Securities may provide for interest based on a variable rate. Interest is treated as payable at a variable rate and not as contingent interest if, generally, (i) the issue price does not exceed the original principal balance by more than a specified amount and (ii) the interest compounds or is payable at least annually at current value of certain objective rates matured by or based on lending rates for newly borrowed funds. For a debt instrument issued after August 13, 1996, an objective rate is a rate (other than a qualified floating rate) that is determined using a single fixed formula and that is based on objective financial or economic information. The variable interest generally will be qualified stated interest to the extent it is unconditionally payable at least annually and, to the extent successive variable rates are used, interest is not significantly accelerated or deferred.

         The amount of OID with respect to a Regular Interest Security bearing a variable rate of interest will accrue in the manner described above under "--Interest and Acquisition Discount" by assuming generally that the index used for the variable rate will remain fixed throughout the term of the Security. Appropriate adjustments are made for the actual variable rate.

         MARKET DISCOUNT. A purchaser of a Security may be subject to the market discount rules of Sections 1276-1278 of the Code. A Holder that acquires a Debt Security with more than a prescribed de minimis amount of "market discount" (generally, the excess of the principal amount of the Debt Security over the purchaser's purchase price) will be required to include accrued market discount in income as ordinary income in each month, but limited to an amount not exceeding the principal payments on the Debt Security received in that month and, if the Securities are sold, the gain realized. Such market discount would accrue in a manner to be provided in Treasury regulations but, until such regulations are issued, such market discount would in general accrue either (i) on the basis of a constant yield (in the case of a Pay-Through Security, taking into account a prepayment assumption) or (ii) in the ratio of (a) in the case of Securities (or in the case of a Pass-Through Security, as set forth below, the Loans underlying such Security) not originally issued with OID, stated interest payable in the relevant period to total stated interest remaining to be paid at the beginning of the period or (b) in the case of Securities (or, in the case of a Pass-Through Security, as described below, the Loans underlying such Security) originally issued at a discount, OID in the relevant period to total OID remaining to be paid.

         Section 1277 of the Code provides that, regardless of the origination date of the Debt Security (or, in the case of a Pass-Through Security, the Loans), the excess of interest paid or accrued to purchase or carry a Security (or, in the case of a Pass-Through Security, as described below, the underlying Loans) with market discount over interest received on such Security is allowed as a current deduction only to the extent such excess is greater than the market discount that accrued during the taxable year in which such interest expense was incurred. In general, the deferred portion of any interest expense will be deductible when such market discount is included in income, including upon the sale, disposition, or repayment of the Security (or in the case of a Pass-Through Security, an underlying Loan). A holder may elect to include market discount in income currently as it accrues, on all market discount obligations acquired by such holder during the taxable year such election is made and thereafter, in which case the interest deferral rule will not apply.

         PREMIUM. A holder who purchases a Debt Security (other than an Interest Weighted Security to the extent described above) at a cost greater than its stated redemption price at maturity, generally will be considered to have purchased the Security at a premium, which it may elect to amortize as an offset to interest income on such Security (and not as a separate deduction item) on a constant yield method. Although no regulations addressing the computation of premium accrual on securities similar to the Securities have been issued, the legislative history of the 1986 Act indicates that premium is to be accrued in the same manner as market discount. Accordingly, it appears that the accrual of premium on a Class of Pay-Through Securities will be calculated using the prepayment assumption used in pricing such Class. If a holder makes an election to amortize premium on a Debt Security, such election will apply to all taxable debt instruments (including all REMIC regular interests and all pass-through certificates representing ownership interests in a trust holding debt obligations) held by the holder at the beginning of the taxable year in which the election is made, and to all taxable debt instruments acquired thereafter by such holder, and will be irrevocable without the consent of the Internal Revenue Service. Purchasers who pay a premium for the Securities should consult their tax advisers regarding the election to amortize premium and the method to be employed.

         On December 30, 1997 the Internal Revenue Service (the "IRS") issued final regulations (the "Amortizable Bond Premium Regulations") dealing with amortizable bond premium. These regulations specifically do not apply to prepayable debt instruments subject to Code Section 1272(a)(6). Absent further guidance from the IRS, the Trustee intends to account for amortizable bond premium in the manner described above. Prospective purchasers of the Securities should consult their tax advisors regarding the possible application of the Amortizable Bond Premium Regulations.

         Election to Treat All Interest as Original Issue Discount. The OID Regulations permit a holder of a Debt Security to elect to accrue all interest, discount (including de minimis market or original issue discount) and premium in income as interest, based on a constant yield method. If such an election were to be made with respect to a Debt Security with market discount, the holder of the Debt Security would be deemed to have made an election to include in income currently market discount with respect to all other debt instruments having market discount that such holder of the Debt Security acquires during the year of the election or thereafter. Similarly, a holder of a Debt Security that makes this election for a Debt Security that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such holder owns or acquires. The election to accrue interest, discount and premium on a constant yield method with respect to a Debt Security is irrevocable.

TAXATION OF THE REMIC AND ITS HOLDERS

         GENERAL. In the opinion of Brown & Wood LLP, special counsel to the Seller, if a REMIC election is made with respect to a Series of Securities, then the arrangement by which the Securities of that Series are issued will be treated as a REMIC as long as all of the provisions of the applicable Agreement are complied with and the statutory and regulatory requirements are satisfied. Securities will be designated as "Regular Interests" or "Residual Interests" in a REMIC, as specified in the related Prospectus Supplement.

         Except to the extent specified otherwise in a Prospectus Supplement, if a REMIC election is made with respect to a Series of Securities, (i) Securities held by a domestic building and loan association will constitute "a regular or a residual interest in a REMIC" within the meaning of Code Section 7701(a)(19)(C)(xi) (assuming that at least 95% of the REMIC's assets consist of cash, government securities, "loans secured by an interest in real property," and other types of assets described in Code Section 7701(a)(19)(C)); and (ii) Securities held by a real estate investment trust will constitute "real estate assets" within the meaning of Code Section 856(c)(5)(B), and income with respect to the Securities will be considered "interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of Code Section 856(c)(3)(B) (assuming, for both purposes, that at least 95% of the REMIC's assets are qualifying assets). If less than 95% of the REMIC's assets consist of assets described in (i), or (ii) above, then a Security will qualify for the tax treatment described in (i) or (ii) in the proportion that such REMIC assets are qualifying assets.

REMIC EXPENSES; SINGLE CLASS REMICS

         As a general rule, all of the expenses of a REMIC will be taken into account by holders of Certificates representing a Residual Interest (the "Residual Interest Securities"). In the case of a `single class REMIC," however, the expenses will be allocated, under Treasury regulations, among the holders of the Regular Interest Securities and the holders of the Residual Interest Securities on a daily basis in proportion to the relative amounts of income accruing to each Holder on that day. In the case of a holder of a Regular Interest Security who is an individual or a "pass-through interest holder" (including certain pass-through entities but not including real estate investment trusts), such expenses will be deductible only to the extent that such expenses, plus other "miscellaneous itemized deductions" of the Holder, exceed 2% of such Holder's adjusted gross income. In addition the amount of itemized deductions otherwise allowable for the taxable year for an individual whose adjusted gross income exceeds the applicable amount (which amount will be adjusted for inflation for taxable years beginning after 1990) will be reduced by the lesser of (i) 3% of the excess of adjusted gross income over the applicable amount, or (ii) 80% of the amount of itemized deductions otherwise allowable for such taxable year. The reduction or disallowance of this deduction may have a significant impact on the yield of the Regular Interest Security to such a Holder. In general terms, a single class REMIC is one that either (i) would qualify, under existing Treasury regulations, as a grantor trust if it were not a REMIC (treating all interests as ownership interests, even if they would be classified as debt for federal income tax purposes) or
(ii) is similar to such a trust and which is structured with the principal purpose of avoiding the single class REMIC rules. Unless otherwise stated in the applicable Prospectus Supplement, the expenses of the REMIC will be allocated to holders of the related Residual Interest Securities.

TAXATION OF THE REMIC

         GENERAL. Although a REMIC is a separate entity for federal income tax purposes, a REMIC is not generally subject to entity-level tax. Rather, the taxable income or net loss of a REMIC is taken into account by the holders of residual interests. As described above, the regular interests are generally taxable as debt of the REMIC.

         CALCULATION OF REMIC INCOME. The taxable income or net loss of a REMIC is determined under an accrual method of accounting and in the same manner as in the case of an individual, with certain adjustments. In general, the taxable income or net loss will be the difference between (i) the gross income produced by the REMIC's assets, including stated interest and any original issue discount or market discount on loans and other assets, and (ii) deductions, including stated interest and original issue discount accrued on Regular Interest Securities, amortization of any premium with respect to Loans, and servicing fees and other expenses of the REMIC. A holder of a Residual Interest Security that is an individual or a "pass-through interest holder" (including certain pass-through entities, but not including real estate investment trusts) will be unable to deduct servicing fees payable on the loans or other administrative expenses of the REMIC for a given taxable year, to the extent that such expenses, when aggregated with such holder's other miscellaneous itemized deductions for that year, do not exceed two percent of such holder's adjusted gross income.

         For purposes of computing its taxable income or net loss, the REMIC should have an initial aggregate tax basis in its assets equal to the aggregate fair market value of the regular interests and the residual interests on the Startup Day (generally, the day that the interests are issued). That aggregate basis will be allocated among the assets of the REMIC in proportion to their respective fair market values.

         The OID provisions of the Code apply to loans of individuals originated on or after March 2, 1984, and the market discount provisions apply to loans originated after July 18, 1984. Subject to possible application of the de minimis rules, the method of accrual by the REMIC of OID income on such loans will be equivalent to the method under which holders of Pay-Through Securities accrue OID (i.e., under the constant yield method taking into account the Prepayment Assumption). The REMIC will deduct OID on the Regular Interest Securities in the same manner that the holders of the Regular Interest Securities include such discount in income, but without regard to the de minimis rules. See "Taxation of Debt Securities" above. However, a REMIC that acquires loans at a market discount must include such market discount in income currently, as it accrues, on a constant interest basis.

         To the extent that the REMIC's basis allocable to loans that it holds exceeds their principal amounts, the resulting premium, if attributable to mortgages originated after September 27, 1985, will be amortized over the life of the loans (taking into account the Prepayment Assumption) on a constant yield method. Although the law is somewhat unclear regarding recovery of premium attributable to loans originated on or before such date, it is possible that such premium may be recovered in proportion to payments of loan principal.

         PROHIBITED TRANSACTIONS AND CONTRIBUTIONS TAX. The REMIC will be subject to a 100% tax on any net income derived from a "prohibited transaction." For this purpose, net income will be calculated without taking into account any losses from prohibited transactions or any deductions attributable to any prohibited transaction that resulted in a loss. In general, prohibited transactions include: (i) subject to limited exceptions, the sale or other disposition of any qualified mortgage transferred to the REMIC; (ii) subject to a limited exception, the sale or other disposition of a cash flow investment; (iii) the receipt of any income from assets not permitted to be held by the REMIC pursuant to the Code; or (iv) the receipt of any fees or other compensation for services rendered by the REMIC. It is anticipated that a REMIC will not engage in any prohibited transactions in which it would recognize a material amount of net income. In addition, subject to a number of exceptions, a tax is imposed at the rate of 100% on amounts contributed to a REMIC after the close of the three-month period beginning on the Startup Day. The holders of Residual Interest Securities will generally be responsible for the payment of any such taxes imposed on the REMIC. To the extent not paid by such holders or otherwise, however, such taxes will be paid out of the Trust and will be allocated pro rata to all outstanding Classes of Securities of such REMIC.

TAXATION OF HOLDERS OF RESIDUAL INTEREST SECURITIES

         The holder of a Residual Interest Security will take into account the "daily portion" of the taxable income or net loss of the REMIC for each day during the taxable year on which such holder held the Residual Interest Security. The daily portion is determined by allocating to each day in any calendar quarter its ratable portion of the taxable income or net loss of the REMIC for such quarter, and by allocating that amount among the holders (on such day) of the Residual Interest Securities in proportion to their respective holdings on such day.

         The holder of a Residual Interest Security must report its proportionate share of the taxable income of the REMIC whether or not it receives cash distributions from the REMIC attributable to such income or loss. The reporting of taxable income without corresponding distributions could occur, for example, in certain REMIC issues in which the loans held by the REMIC were issued or acquired at a discount, since mortgage prepayments cause recognition of discount income, while the corresponding portion of the prepayment could be used in whole or in part to make principal payments on REMIC Regular Interests issued without any discount or at an insubstantial discount. (If this occurs, it is likely that cash distributions will exceed taxable income in later years.) Taxable income may also be greater in earlier years of certain REMIC issues as a result of the fact that interest expense deductions, as a percentage of outstanding principal on REMIC Regular Interest Securities, will typically increase over time as lower yielding Securities are paid, whereas interest income with respect to loans will generally remain constant over time as a percentage of loan principal.

         In any event, because the holder of a Residual Interest is taxed on the net income of the REMIC, the taxable income derived from a Residual Interest Security in a given taxable year will not be equal to the taxable income associated with investment in a corporate bond or stripped instrument having similar cash flow characteristics and pretax yield. Therefore, the after-tax yield on the Residual Interest Security may be less than that of such a bond or instrument.

         LIMITATION ON LOSSES. The amount of the REMIC's net loss that a holder may take into account currently is limited to the holder's adjusted basis at the end of the calendar quarter in which such loss arises. A holder's basis in a Residual Interest Security will initially equal such holder's purchase price, and will subsequently be increased by the amount of the REMIC's taxable income allocated to the holder, and decreased (but not below zero) by the amount of distributions made and the amount of the REMIC's net loss allocated to the holder. Any disallowed loss may be carried forward indefinitely, but may be used only to offset income of the REMIC generated by the same REMIC. The ability of holders of Residual Interest Securities to deduct net losses may be subject to additional limitations under the Code, as to which such holders should consult their tax advisers.

         DISTRIBUTIONS. Distributions on a Residual Interest Security (whether at their scheduled times or as a result of prepayments) will generally not result in any additional taxable income or loss to a holder of a Residual Interest

         SECURITY. If the amount of such payment exceeds a holder's adjusted basis in the Residual Interest Security, however, the holder will recognize gain (treated as gain from the sale of the Residual Interest Security) to the extent of such excess.

         SALE OR EXCHANGE. A holder of a Residual Interest Security will recognize gain or loss on the sale or exchange of a Residual Interest Security equal to the difference, if any, between the amount realized and such holder's adjusted basis in the Residual Interest Security at the time of such sale or exchange.

         EXCESS INCLUSIONS. The portion of the REMIC taxable income of a holder of a Residual Interest Security consisting of "excess inclusion" income may not be offset by other deductions or losses, including net operating losses, on such holder's federal income tax return. Further, if the holder of a Residual Interest Security is an organization subject to the tax on unrelated business income imposed by Code Section 511, such holder's excess inclusion income will be treated as unrelated business taxable income of such holder. In addition, under Treasury regulations yet to be issued, if a real estate investment trust, a regulated investment company, a common trust fund, or certain cooperatives were to own a Residual Interest Security, a portion of dividends (or other distributions) paid by the real estate investment trust (or other entity) would be treated as excess inclusion income. If a Residual Security is owned by a foreign person excess inclusion income is subject to tax at a rate of 30% which may not be reduced by treaty, is not eligible for treatment as "portfolio interest" and is subject to certain additional limitations. See "Tax Treatment of Foreign Investors."

         The Small Business Job Protection Act of 1996 has eliminated the special rule permitting Section 593 institutions ("thrift institutions") to use net operating losses and other allowable deductions to offset their excess inclusion income from REMIC residual certificates that have `significant value" within the meaning of the REMIC Regulations, effective for taxable years beginning after December 31, 1995, except with respect to residual certificates continuously held by a thrift institution since November 1, 1995.
         In addition, the Small Business Job Protection Act of 1996 provides three rules for determining the effect on excess inclusions on the alternative minimum taxable income of a residual holder. First, alternative minimum taxable income for such residual holder is determined without regard to the special rule that taxable income cannot be less than excess inclusions. Second, a residual holder's alternative minimum taxable income for a tax year cannot be less than the excess inclusions for the year. Third, the amount of any alternative minimum tax net operating loss deductions must be computed without regard to any excess inclusions. These rules are effective for tax years beginning after December 31, 1986, unless a residual holder elects to have such rules apply only to tax years beginning after August 20, 1996.

         Furthermore, the Small Business Job Protection Act of 1996, as part of the repeal of the bad debt reserve method for thrift savings associations, repealed the application of Code section 593 (d) to any taxable year beginning after December 31, 1995.

         The excess inclusion portion of a REMIC's income is generally equal to the excess, if any, of REMIC taxable income for the quarterly period allocable to a Residual Interest Security, over the daily accruals for such quarterly period of (i) 120% of the long term applicable federal rate on the Startup Day multiplied by (ii) the adjusted issue price of such Residual Interest Security at the beginning of such quarterly period. The adjusted issue price of a Residual Interest at the beginning of each calendar quarter will equal its issue price (calculated in a manner analogous to the determination of the issue price of a Regular Interest), increased by the aggregate of the daily accruals for prior calendar quarters, and decreased (but not below zero) by the amount of loss allocated to a holder and the amount of distributions made on the Residual Interest Security before the beginning of the quarter. The long-term federal rate, which is announced monthly by the Treasury Department, is an interest rate that is based on the average market yield of outstanding marketable obligations of the United States government having remaining maturities in excess of nine years.

         Under the REMIC Regulations, in certain circumstances, transfers of Residual Securities may be disregarded. See "--Restrictions on Ownership and Transfer of Residual Interest Securities" and "--Tax Treatment of Foreign Investors" below.

         RESTRICTIONS ON OWNERSHIP AND TRANSFER OF RESIDUAL INTEREST SECURITIES. As a condition to qualification as a REMIC, reasonable arrangements must be made to prevent the ownership of a REMIC residual interest by any "Disqualified Organization." Disqualified Organizations include the United States, any State or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, a rural electric or telephone cooperative described in Section 1381(a)(2)(C) of the Code, or any entity exempt from the tax imposed by Sections 1-1399 of the Code, if such entity is not subject to tax on its unrelated business income. Accordingly, the applicable Pooling and Servicing Agreement will prohibit Disqualified Organizations from owning a Residual Interest Security. In addition, no transfer of a Residual Interest Security will be permitted unless the proposed transferee shall have furnished to the Trustee an affidavit representing and warranting that it is neither a Disqualified Organization nor an agent or nominee acting on behalf of a Disqualified Organization.

         If a Residual Interest Security is transferred to a Disqualified Organization after March 31, 1988 (in violation of the restrictions set forth above), a substantial tax will be imposed on the transferor of such Residual Interest Security at the time of the transfer. In addition, if a Disqualified Organization holds an interest in a pass-through entity after March 31, 1988 (including, among others, a partnership, trust, real estate investment trust, regulated investment company, or any person holding as nominee), that owns a Residual Interest Security, the pass-through entity will be required to pay an annual tax on its allocable share of the excess inclusion income of the REMIC.

         Under the REMIC Regulations, if a Residual Interest Security is a "noneconomic residual interest," as described below, a transfer of a Residual Interest Security to a United States person will be disregarded for all Federal tax purposes unless no significant purpose of the transfer was to impede the assessment or collection of tax. A Residual Interest Security is a "noneconomic residual interest" unless, at the time of the transfer (i) the present value of the expected future distributions on the Residual Interest Security at least equals the product of the present value of the anticipated excess inclusions and the highest rate of tax for the year in which the transfer occurs, and (ii) the transferor reasonably expects that the transferee will receive distributions from the REMIC at or after the time at which the taxes accrue on the anticipated excess inclusions in an amount sufficient to satisfy the accrued taxes. If a transfer of a Residual Interest is disregarded, the transferor would be liable for any Federal income tax imposed upon taxable income derived by the transferee from the REMIC. The REMIC Regulations provide no guidance as to how to determine if a significant purpose of a transfer is to impede the assessment or collection of tax. A similar type of limitation exists with respect to certain transfers of residual interests by foreign persons to United States persons. See "--Tax Treatment of Foreign Investors."

         MARK TO MARKET RULES. Prospective purchasers of a REMIC Residual Interest Security should be aware that the IRS recently finalized regulations which provide that a Residual Interest acquired after January 3, 1995 cannot be marked-to-market.

ADMINISTRATIVE MATTERS

         The REMIC's books must be maintained on a calendar year basis and the REMIC must file an annual federal income tax return. The REMIC will also be subject to the procedural and administrative rules of the Code applicable to partnerships, including the determination of any adjustments to, among other things, items of REMIC income, gain, loss, deduction, or credit, by the IRS in a unified administrative proceeding.

TAX STATUS AS A GRANTOR TRUST

         GENERAL. As specified in the related Prospectus Supplement if a REMIC or partnership election is not made, in the opinion of Brown & Wood LLP, special counsel to the Seller, the Trust relating to a Series of Securities will be classified for federal income tax purposes as a grantor trust under Subpart E, Part 1 of Subchapter J of the Code and not as an association taxable as a corporation (the Securities of such Series, "Pass-Through Securities"). In some Series there will be no separation of the principal and interest payments on the Loans. In such circumstances, a Holder will be considered to have purchased a pro rata undivided interest in each of the Loans. In other cases ("Stripped Securities"), sale of the Securities will produce a separation in the ownership of all or a portion of the principal payments from all or a portion of the interest payments on the Loans.

         Each Holder must report on its federal income tax return its share of the gross income derived from the Loans (not reduced by the amount payable as fees to the Trustee and the Servicer and similar fees (collectively, the "Servicing Fee")), at the same time and in the same manner as such items would have been reported under the Holder's tax accounting method had it held its interest in the Loans directly, received directly its share of the amounts received with respect to the Loans, and paid directly its share of the Servicing Fees. In the case of Pass-Through Securities other than Stripped Securities, such income will consist of a pro rata share of all of the income derived from all of the Loans and, in the case of Stripped Securities, such income will consist of a pro rata share of the income derived from each stripped bond or stripped coupon in which the Holder owns an interest. The holder of a Security will generally be entitled to deduct such Servicing Fees under Section 162 or Section 212 of the Code to the extent that such Servicing Fees represent "reasonable" compensation for the services rendered by the Trustee and the Servicer (or third parties that are compensated for the performance of services). In the case of a noncorporate holder, however, Servicing Fees (to the extent not otherwise disallowed, e.g., because they exceed reasonable compensation) will be deductible in computing such holder's regular tax liability only to the extent that such fees, when added to other miscellaneous itemized deductions, exceed 2% of adjusted gross income and may not be deductible to any extent in computing such holder's alternative minimum tax liability. In addition, for taxable years beginning after December 31, 1990, the amount of itemized deductions otherwise allowable for the taxable year for an individual whose adjusted gross income exceeds the applicable amount (which amount will be adjusted for inflation in taxable years beginning after 1990) will be reduced by the lesser of (i) 3% of the excess of adjusted gross income over the applicable amount or (ii) 80% of the amount of itemized deductions otherwise allowable for such taxable year.

         DISCOUNT OR PREMIUM ON PASS-THROUGH SECURITIES. The holder's purchase price of a Pass-Through Security is to be allocated among the Loans in proportion to their fair market values, determined as of the time of purchase of the Securities. In the typical case, the Trustee (to the extent necessary to fulfill its reporting obligations) will treat each Loan as having a fair market value proportional to the share of the aggregate principal balances of all of the Loans that it represents, since the Securities, unless otherwise specified in the applicable Prospectus Supplement, will have a relatively uniform interest rate and other common characteristics. To the extent that the portion of the purchase price of a Pass-Through Security allocated to a Loan (other than to a right to receive any accrued interest thereon and any undistributed principal payments) is less than or greater than the portion of the principal balance of the Loan allocable to the Security, the interest in the Loan allocable to the Pass-Through Security will be deemed to have been acquired at a discount or premium, respectively.

         The treatment of any discount will depend on whether the discount represents OID or market discount. In the case of a Loan with OID in excess of a prescribed de minimis amount or a Stripped Security, a holder of a Security will be required to report as interest income in each taxable year its share of the amount of OID that accrues during that year in the manner described above. OID with respect to a Loan could arise, for example, by virtue of the financing of points by the originator of the Loan, or by virtue of the charging of points by the originator of the Loan in an amount greater than a statutory de minimis exception, in circumstances under which the points are not currently deductible pursuant to applicable Code provisions. Any market discount or premium on a Loan will be includible in income, generally in the manner described above, except that in the case of Pass-Through Securities, market discount is calculated with respect to the Loans underlying the Certificate, rather than with respect to the Security. A Holder that acquires an interest in a Loan originated after July 18, 1984 with more than a de minimis amount of market discount (generally, the excess of the principal amount of the Loan over the purchaser's allocable purchase price) will be required to include accrued market discount in income in the manner set forth above. See "--Taxation of Debt Securities; Market Discount" and "--Premium" above.

         In the case of market discount on a Pass-Through Security attributable to Loans originated on or before July 18, 1984, the holder generally will be required to allocate the portion of such discount that is allocable to a loan among the principal payments on the Loan and to include the discount allocable to each principal payment in ordinary income at the time such principal payment is made. Such treatment would generally result in discount being included in income at a slower rate than discount would be required to be included in income using the method described in the preceding paragraph.

         STRIPPED SECURITIES. A Stripped Security may represent a right to receive only a portion of the interest payments on the Loans, a right to receive only principal payments on the Loans, or a right to receive certain payments of both interest and principal. Certain Stripped Securities ("Ratio Strip Securities") may represent a right to receive differing percentages of both the interest and principal on each Loan. Pursuant to Section 1286 of the Code, the separation of ownership of the right to receive some or all of the interest payments on an obligation from ownership of the right to receive some or all of the principal payments results in the creation of `stripped bonds" with respect to principal payments and `stripped coupons" with respect to interest payments. Section 1286 of the Code applies the OID rules to stripped bonds and stripped coupons. For purposes of computing OID, a stripped bond or a stripped coupon is treated as a debt instrument issued on the date that such stripped interest is purchased with an issue price equal to its purchase price or, if more than one stripped interest is purchased, the ratable share of the purchase price allocable to such stripped interest.

         Servicing fees in excess of reasonable servicing fees ("excess servicing") will be treated under the stripped bond rules. If the excess servicing fee is less than 100 basis points (i.e. 1% interest on the Loan principal balance) or the Securities are initially sold with a de minimis discount (assuming no prepayment assumption is required), any non-de minimis discount arising from a subsequent transfer of the Securities should be treated as market discount. The IRS appears to require that reasonable servicing fees be calculated on a Loan by Loan basis, which could result in some Loans being treated as having more than 100 basis points of interest stripped off.

         The Code, OID Regulations and judicial decisions provide no direct guidance as to how the interest and OID rules are to apply to Stripped Securities and other Pass-Through Securities. Under the method described above for Pay-Through Securities (the "Cash Flow Bond Method"), a prepayment assumption is used and periodic recalculations are made which take into account with respect to each accrual period the effect of prepayments during such period. However, the 1986 Act does not, absent Treasury regulations, appear specifically to cover instruments such as the Stripped Securities which technically represent ownership interests in the underlying Loans, rather than being debt instruments `secured by" those loans. Nevertheless, it is believed that the Cash Flow Bond Method is a reasonable method of reporting income for such Securities, and it is expected that OID will be reported on that basis unless otherwise specified in the related Prospectus Supplement. In applying the calculation to Pass-Through Securities, the Trustee will treat all payments to be received by a holder with respect to the underlying Mortgage Loans as payments on a single installment obligation. The IRS could, however, assert that OID must be calculated separately for each Loan underlying a Security.

         Under certain circumstances, if the Loans prepay at a rate faster than the Prepayment Assumption, the use of the Cash Flow Bond Method may accelerate a Holder's recognition of income. If, however, the Mortgage Loans prepay at a rate slower than the Prepayment Assumption, in some circumstances the use of this method may decelerate a Holder's recognition of income.

         In the case of a Stripped Security that is an Interest Weighted Security, the Trustee intends, absent contrary authority, to report income to Security holders as OID, in the manner described above for Interest Weighted Securities.

         Possible Alternative Characterizations. The characterizations of the Stripped Securities described above are not the only possible interpretations of the applicable Code provisions. Among other possibilities, the Internal Revenue Service could contend that (i) in certain Series, each non-Interest Weighted Security is composed of an unstripped undivided ownership interest in Mortgage Loans and an installment obligation consisting of stripped principal payments; (ii) the non-Interest Weighted Securities are subject to the contingent payment provisions of the Proposed Regulations; or (iii) each Interest Weighted Stripped Security is composed of an unstripped undivided ownership interest in Loans and an installment obligation consisting of stripped interest payments.

         Given the variety of alternatives for treatment of the Stripped Securities and the different federal income tax consequences that result from each alternative, potential purchasers are urged to consult their own tax advisers regarding the proper treatment of the Securities for federal income tax purposes.

         CHARACTER AS QUALIFYING LOANS. In the case of Stripped Securities there is no specific legal authority existing regarding whether the character of the Securities, for federal income tax purposes, will be the same as the Loans. The IRS could take the position that the Loans" character is not carried over to the Securities in such circumstances. Pass-Through Securities will be, and, although the matter is not free from doubt, Stripped Securities should be considered to represent "real estate assets" within the meaning of Section 856(c)(5)(B) of the Code, and "loans secured by an interest in real property" within the meaning of Section 7701(a)(19)(C)(v) of the Code; and interest income attributable to the Securities should be considered to represent "interest on obligations secured by mortgages on real property or on interests in real property" with the meaning of Section 856(c)(3)(B) of the Code. Reserves or funds underlying the Securities may cause a proportionate reduction in the above-described qualifying status categories of Securities.

SALE OR EXCHANGE

         Subject to the discussion below with respect to Trusts as to which a partnership election is made, a Holder's tax basis in its Security is the price such holder pays for a Security, plus amounts of original issue or market discount included in income and reduced by any payments received (other than qualified stated interest payments) and any amortized premium. Gain or loss recognized on a sale, exchange, or redemption of a Security, measured by the difference between the amount realized and the Security's basis as so adjusted, will generally be capital gain or loss, assuming that the Security is held as a capital asset. In the case of a Security held by a bank, thrift, or similar institution described in Section 582 of the Code, however, gain or loss realized on the sale or exchange of a Regular Interest Security will be taxable as ordinary income or loss. In addition, gain from the disposition of a Regular Interest Security that might otherwise be capital gain will be treated as ordinary income to the extent of the excess, if any, of (i) the amount that would have been includible in the holder's income if the yield on such Regular Interest Security had equaled 110% of the applicable federal rate as of the beginning of such holder's holding period, over the amount of ordinary income actually recognized by the holder with respect to such Regular Interest Security. The maximum tax rate on ordinary income for individual taxpayers is 39.6% and the maximum tax rate on long-term capital gains for such taxpayers is 20%. The maximum tax rate on both ordinary income and long-term capital gains of corporate taxpayers is 35%.

MISCELLANEOUS TAX ASPECTS

         Backup Withholding. Subject to the discussion below with respect to Trusts as to which a partnership election is made, a Holder, other than a holder of a REMIC Residual Security, may, under certain circumstances, be subject to "backup withholding" at a rate of 31% with respect to distributions or the proceeds of a sale of certificates to or through brokers that represent interest or original issue discount on the Securities. This withholding generally applies if the holder of a Security (i) fails to furnish the Trustee with its taxpayer identification number ("TIN"); (ii) furnishes the Trustee an incorrect TIN; (iii) fails to report properly interest, dividends or other "reportable payments" as defined in the Code; or (iv) under certain circumstances, fails to provide the Trustee or such holder's securities broker with a certified statement, signed under penalty of perjury, that the TIN provided is its correct number and that the holder is not subject to backup withholding. Backup withholding will not apply, however, with respect to certain payments made to Holders, including payments to certain exempt recipients (such as exempt organizations) and to certain Nonresidents (as defined below). On October 6, 1997, the Treasury Department issued new regulations (the "New Regulations") which make certain modifications to the backup withholding and information reporting rules described above. The New Regulations will generally be effective for payments made after December 31, 2000, subject to certain transition rules. Holders should consult their tax advisers as to their current qualification for exemption from backup withholding and the procedure for obtaining the exemption, as well as any future changes as a result of the New Regulations.

         The Trustee will report to the Holders and to the Servicer for each calendar year the amount of any "reportable payments" during such year and the amount of tax withheld, if any, with respect to payments on the Securities.

TAX TREATMENT OF FOREIGN INVESTORS

         Subject to the discussion below with respect to Trusts as to which a partnership election is made, under the Code, unless interest (including OID) paid on a Security (other than a Residual Interest Security) is considered to be "effectively connected" with a trade or business conducted in the United States by a nonresident alien individual, foreign partnership or foreign corporation ("Nonresidents"), such interest will normally qualify as portfolio interest (except where (i) the recipient is a holder, directly or by attribution, of 10% or more of the capital or profits interest in the issuer, or (ii) the recipient is a controlled foreign corporation to which the issuer is a related person) and will be exempt from federal income tax. Upon receipt of appropriate ownership statements, the issuer normally will be relieved of obligations to withhold tax from such interest payments. These provisions supersede the generally applicable provisions of United States law that would otherwise require the issuer to withhold at a 30% rate (unless such rate were reduced or eliminated by an applicable tax treaty) on, among other things, interest and other fixed or determinable, annual or periodic income paid to Nonresidents. Holders of Pass-Through Securities and Stripped Securities, including Ratio Strip Securities, however, may be subject to withholding to the extent that the Loans were originated on or before July 18, 1984.

         Interest and OID of Holders who are foreign persons are not subject to withholding if they are effectively connected with a United States business conducted by the Holder. They will, however, generally be subject to the regular United States income tax.

         Payments to holders of Residual Interest Securities who are foreign persons will generally be treated as interest for purposes of the 30% (or lower treaty rate) United States withholding tax. Holders should assume that such income does not qualify for exemption from United States withholding tax as "portfolio interest." It is clear that, to the extent that a payment represents a portion of REMIC taxable income that constitutes excess inclusion income, a holder of a Residual Interest Security will not be entitled to an exemption from or reduction of the 30% (or lower treaty rate) withholding tax rule. If the payments are subject to United States withholding tax, they generally will be taken into account for withholding tax purposes only when paid or distributed (or when the Residual Interest Security is disposed of). The Treasury has statutory authority, however, to promulgate regulations which would require such amounts to be taken into account at an earlier time in order to prevent the avoidance of tax. Such regulations could, for example, require withholding prior to the distribution of cash in the case of Residual Interest Securities that do not have significant value. Under the REMIC Regulations, if a Residual Interest Security has tax avoidance potential, a transfer of a Residual Interest Security to a Nonresident will be disregarded for all Federal tax purposes. A Residual Interest Security has tax avoidance potential unless, at the time of the transfer the transferor reasonably expects that the REMIC will distribute to the transferee residual interest holder amounts that will equal at least 30% of each excess inclusion, and that such amounts will be distributed at or after the time at which the excess inclusions accrue and not later than the calendar year following the calendar year of accrual. If a Nonresident transfers a Residual Interest Security to a United States person, and if the transfer has the effect of allowing the transferor to avoid tax on accrued excess inclusions, then the transfer is disregarded and the transferor continues to be treated as the owner of the Residual Interest Security for purposes of the withholding tax provisions of the Code. See "--Excess Inclusions."

TAX CHARACTERIZATION OF THE TRUST AS A PARTNERSHIP

         Brown & Wood LLP, special counsel to the Seller, will deliver its opinion that a Trust for which a partnership election is made will not be an association (or publicly traded partnership) taxable as a corporation for federal income tax purposes. This opinion will be based on the assumption that the terms of the Trust Agreement and related documents will be complied with, and on counsel's conclusions that the nature of the income of the Trust will exempt it from the rule that certain publicly traded partnerships are taxable as corporations or the issuance of the Certificates has been structured as a private placement under an IRS safe harbor, so that the Trust will not be characterized as a publicly traded partnership taxable as a corporation.

         If the Trust were taxable as a corporation for federal income tax purposes, the Trust would be subject to corporate income tax on its taxable income. The Trust's taxable income would include all its income, possibly reduced by its interest expense on the Notes. Any such corporate income tax could materially reduce cash available to make payments on the Notes and distributions on the Certificates, and Certificateholders could be liable for any such tax that is unpaid by the Trust.

TAX CONSEQUENCES TO HOLDERS OF THE NOTES

         TREATMENT OF THE NOTES AS INDEBTEDNESS. The Trust will agree, and the Noteholders will agree by their purchase of Notes, to treat the Notes as debt for federal income tax purposes. Special counsel to the Seller will, except as otherwise provided in the related Prospectus Supplement, advise the Seller that the Notes will be classified as debt for federal income tax purposes. The discussion below assumes this characterization of the Notes is correct.

         OID, INDEXED SECURITIES, ETC. The discussion below assumes that all payments on the Notes are denominated in U.S. dollars, and that the Notes are not Indexed Securities or Strip Notes. Moreover, the discussion assumes that the interest formula for the Notes meets the requirements for "qualified stated interest" under the OID regulations, and that any OID on the Notes (i.e., any excess of the principal amount of the Notes over their issue price) does not exceed a de minimis amount (i.e., 1/4% of their principal amount multiplied by the number of full years included in their term), all within the meaning of the OID regulations. If these conditions are not satisfied with respect to any given series of Notes, additional tax considerations with respect to such Notes will be disclosed in the applicable Prospectus Supplement.

         INTEREST INCOME ON THE NOTES. Based on the above assumptions, except as discussed in the following paragraph, the Notes will not be considered issued with OID. The stated interest thereon will be taxable to a Noteholder as ordinary interest income when received or accrued in accordance with such Noteholder's method of tax accounting. Under the OID regulations, a holder of a
Note issued with a de minimis amount of OID must include such OID in income, on a pro rata basis, as principal payments are made on the Note. It is believed that any prepayment premium paid as a result of a mandatory redemption will be taxable as contingent interest when it becomes fixed and unconditionally payable. A purchaser who buys a Note for more or less than its principal amount will generally be subject, respectively, to the premium amortization or market discount rules of the Code.

         A holder of a Note that has a fixed maturity date of not more than one year from the issue date of such Note (a "Short-Term Note") may be subject to special rules. An accrual basis holder of a Short-Term Note (and certain cash method holders, including regulated investment companies, as set forth in
Section 1281 of the Code) generally would be required to report interest income as interest accrues on a straight-line basis over the term of each interest period. Other cash basis holders of a Short-Term Note would, in general, be required to report interest income as interest is paid (or, if earlier, upon the taxable disposition of the Short-Term Note). However, a cash basis holder of a Short-Term Note reporting interest income as it is paid may be required to defer a portion of any interest expense otherwise deductible on indebtedness incurred to purchase or carry the Short-Term Note until the taxable disposition of the Short-Term Note. A cash basis taxpayer may elect under Section 1281 of the Code to accrue interest income on all nongovernment debt obligations with a term of one year or less, in which case the taxpayer would include interest on the Short-Term Note in income as it accrues, but would not be subject to the interest expense deferral rule referred to in the preceding sentence. Certain special rules apply if a Short-Term Note is purchased for more or less than its principal amount.

         SALE OR OTHER DISPOSITION. If a Noteholder sells a Note, the holder will recognize gain or loss in an amount equal to the difference between the amount realized on the sale and the holder's adjusted tax basis in the Note. The adjusted tax basis of a Note to a particular Noteholder will equal the holder's cost for the Note, increased by any market discount, acquisition discount, OID and gain previously included by such Noteholder in income with respect to the Note and decreased by the amount of bond premium (if any) previously amortized and by the amount of principal payments previously received by such Noteholder with respect to such Note. Any such gain or loss will be capital gain or loss if the Note was held as a capital asset, except for gain representing accrued interest and accrued market discount not previously included in income. Capital losses generally may be used only to offset capital gains.

         FOREIGN HOLDERS. Interest payments made (or accrued) to a Noteholder who is a nonresident alien, foreign corporation or other non-United States person (a "foreign person") generally will be considered "portfolio interest", and generally will not be subject to United States federal income tax and withholding tax, if the interest is not effectively connected with the conduct of a trade or business within the United States by the foreign person and the foreign person (i) is not actually or constructively a "10 percent shareholder" of the Trust or the Seller (including a holder of 10% of the outstanding Certificates) or a "controlled foreign corporation" with respect to which the Trust or the Seller is a "related person" within the meaning of the Code and
(ii) provides the Owner Trustee or other person who is otherwise required to withhold U.S. tax with respect to the Notes with an appropriate statement (on Form W-8 or a similar form), signed under penalties of perjury, certifying that the beneficial owner of the Note is a foreign person and providing the foreign person's name and address. If a Note is held through a securities clearing organization or certain other financial institutions, the organization or institution may provide the relevant signed statement to the withholding agent; in that case, however, the signed statement must be accompanied by a Form W-8 or substitute form provided by the foreign person that owns the Note. If such interest is not portfolio interest, then it will be subject to United States federal income and withholding tax at a rate of 30 percent, unless reduced or eliminated pursuant to an applicable tax treaty. The New Regulations which make certain modifications to the withholding and information reporting rules described above. The New Regulations will generally be effective for payments made after December 31, 2000, subject to certain transition rules. Prospective investors are urged to consult their own tax advisors regarding the New Regulations.

         Any capital gain realized on the sale, redemption, retirement or other taxable disposition of a Note by a foreign person will be exempt from United States federal income and withholding tax, provided that (i) such gain is not effectively connected with the conduct of a trade or business in the United States by the foreign person and (ii) in the case of an individual foreign person, the foreign person is not present in the United States for 183 days or more in the taxable year.

         BACKUP WITHHOLDING. Each holder of a Note (other than an exempt holder such as a corporation, tax-exempt organization, qualified pension and profit-sharing trust, individual retirement account or nonresident alien who provides certification as to status as a nonresident) will be required to provide, under penalties of perjury, a certificate containing the holder's name, address, correct federal taxpayer identification number and a statement that the holder is not subject to backup withholding. Should a nonexempt Noteholder fail to provide the required certification, the Trust will be required to withhold 31 percent of the amount otherwise payable to the holder, and remit the withheld amount to the IRS as a credit against the holder's federal income tax liability.

         The New Regulations described above also make certain modifications to the backup withholding and information reporting rules. The New Regulations will generally be effective for payments made after December 31, 2000, subject to certain transition rules. Prospective investors are urged to consult their own tax advisors regarding the New Regulations.

         POSSIBLE ALTERNATIVE TREATMENTS OF THE NOTES. If, contrary to the opinion of special counsel to the Company, the IRS successfully asserted that one or more of the Notes did not represent debt for federal income tax purposes, the Notes might be treated as equity interests in the Trust. If so treated, the Trust might be taxable as a corporation with the adverse consequences described above (and the taxable corporation would not be able to reduce its taxable income by deductions for interest expense on Notes recharacterized as equity). Alternatively, and most likely in the view of special counsel to the Seller, the Trust might be treated as a publicly traded partnership that would not be taxable as a corporation because it would meet certain qualifying income tests. Nonetheless, treatment of the Notes as equity interests in such a publicly traded partnership could have adverse tax consequences to certain holders. For example, income to certain tax-exempt entities (including pension funds) would be "unrelated business taxable income", income to foreign holders generally would be subject to U.S. tax and U.S. tax return filing and withholding requirements, and individual holders might be subject to certain limitations on their ability to deduct their share of the Trust's expenses.

TAX CONSEQUENCES TO HOLDERS OF THE CERTIFICATES

         TREATMENT OF THE TRUST AS A PARTNERSHIP. The Trust and the Servicer will agree, and the Certificateholders will agree by their purchase of Certificates, to treat the Trust as a partnership for purposes of federal and state income tax, franchise tax and any other tax measured in whole or in part by income, with the assets of the partnership being the assets held by the Trust, the partners of the partnership being the Certificateholders, and the Notes being debt of the partnership. However, the proper characterization of the arrangement involving the Trust, the Certificates, the Notes, the Trust and the Servicer is not clear because there is no authority on transactions closely comparable to that contemplated herein.

         A variety of alternative characterizations are possible. For example, because the Certificates have certain features characteristic of debt, the Certificates might be considered debt of the Trust. Any such characterization would not result in materially adverse tax consequences to Certificateholders as compared to the consequences from treatment of the Certificates as equity in a partnership, described below. The following discussion assumes that the Certificates represent equity interests in a partnership.

         INDEXED SECURITIES, ETC. The following discussion assumes that all payments on the Certificates are denominated in U.S. dollars, none of the Certificates are Indexed Securities or Strip Certificates, and that a Series of Securities includes a single class of Certificates. If these conditions are not satisfied with respect to any given Series of Certificates, additional tax considerations with respect to such Certificates will be disclosed in the applicable Prospectus Supplement.

         PARTNERSHIP TAXATION. As a partnership, the Trust will not be subject to federal income tax. Rather, each Certificateholder will be required to separately take into account such holder's allocated share of income, gains, losses, deductions and credits of the Trust. The Trust's income will consist primarily of interest and finance charges earned on the Loans (including appropriate adjustments for market discount, OID and bond premium) and any gain upon collection or disposition of Loans. The Trust's deductions will consist primarily of interest accruing with respect to the Notes, servicing and other fees, and losses or deductions upon collection or disposition of Loans.

         The tax items of a partnership are allocable to the partners in accordance with the Code, Treasury regulations and the partnership agreement (here, the Trust Agreement and related documents). The Trust Agreement will provide, in general, that the Certificateholders will be allocated taxable income of the Trust for each month equal to the sum of (i) the interest that accrues on the Certificates in accordance with their terms for such month, including interest accruing at the Pass Through Rate for such month and interest on amounts previously due on the Certificates but not yet distributed;
(ii) any Trust income attributable to discount on the Loans that corresponds to any excess of the principal amount of the Certificates over their initial issue price; (iii) prepayment premium payable to the Certificateholders for such month; and (iv) any other amounts of income payable to the Certificateholders for such month. Such allocation will be reduced by any amortization by the Trust of premium on Loans that corresponds to any excess of the issue price of Certificates over their principal amount. All remaining taxable income of the Trust will be allocated to the Company. Based on the economic arrangement of the parties, this approach for allocating Trust income should be permissible under applicable Treasury regulations, although no assurance can be given that the IRS would not require a greater amount of income to be allocated to Certificateholders. Moreover, even under the foregoing method of allocation, Certificateholders may be allocated income equal to the entire Pass Through Rate plus the other items described above even though the Trust might not have sufficient cash to make current cash distributions of such amount. Thus, cash basis holders will in effect be required to report income from the Certificates on the accrual basis and Certificateholders may become liable for taxes on Trust income even if they have not received cash from the Trust to pay such taxes. In addition, because tax allocations and tax reporting will be done on a uniform basis for all Certificateholders but Certificateholders may be purchasing Certificates at different times and at different prices, Certificateholders may be required to report on their tax returns taxable income that is greater or less than the amount reported to them by the Trust.

         All of the taxable income allocated to a Certificateholder that is a pension, profit sharing or employee benefit plan or other tax-exempt entity (including an individual retirement account) will constitute "unrelated business taxable income" generally taxable to such a holder under the Code.

         An individual taxpayer's share of expenses of the Trust (including fees to the Servicer but not interest expense) would be miscellaneous itemized deductions. Such deductions might be disallowed to the individual in whole or in part and might result in such holder being taxed on an amount of income that exceeds the amount of cash actually distributed to such holder over the life of the Trust.

         The Trust intends to make all tax calculations relating to income and allocations to Certificateholders on an aggregate basis. If the IRS were to require that such calculations be made separately for each Loan, the Trust might be required to incur additional expense but it is believed that there would not be a material adverse effect on Certificateholders.

         DISCOUNT AND PREMIUM. It is believed that the Loans were not issued with OID, and, therefore, the Trust should not have OID income. However, the purchase price paid by the Trust for the Loans may be greater or less than the remaining principal balance of the Loans at the time of purchase. If so, the Loan will have been acquired at a premium or discount, as the case may be. (As indicated above, the Trust will make this calculation on an aggregate basis, but might be required to recompute it on a Loan by Loan basis.)

         If the Trust acquires the Loans at a market discount or premium, the Trust will elect to include any such discount in income currently as it accrues over the life of the Loans or to offset any such premium against interest income on the Loans. As indicated above, a portion of such market discount income or premium deduction may be allocated to Certificateholders.

         SECTION 708 TERMINATION. Pursuant to final Treasury regulations issued May 9, 1997 under Section 708 of the Code, a sale or exchange of 50 percent or more of the capital and profits in the Trust within a 12-month period would cause a deemed contribution of assets of the Trust (the "old partnership") to a new partnership (the "new partnership") in exchange for interests in the new partnership. Such interests would be deemed distributed to the partners of the old partnership in liquidation thereof, which would not constitute a sale or exchange.

         DISPOSITION OF CERTIFICATES. Generally, capital gain or loss will be recognized on a sale of Certificates in an amount equal to the difference between the amount realized and the seller's tax basis in the Certificates sold. A Certificateholder's tax basis in a Certificate will generally equal the holder's cost increased by the holder's share of Trust income (includible in income) and decreased by any distributions received with respect to such

         CERTIFICATE. In addition, both the tax basis in the Certificates and the amount realized on a sale of a Certificate would include the holder's share of the

         Notes and other liabilities of the Trust. A holder acquiring Certificates at different prices may be required to maintain a single aggregate adjusted tax basis in such Certificates, and, upon sale or other disposition of some of the Certificates, allocate a portion of such aggregate tax basis to the Certificates sold (rather than maintaining a separate tax basis in each Certificate for purposes of computing gain or loss on a sale of that Certificate).

         Any gain on the sale of a Certificate attributable to the holder's share of unrecognized accrued market discount on the Receivables would generally be treated as ordinary income to the holder and would give rise to special tax reporting requirements. The Trust does not expect to have any other assets that would give rise to such special reporting requirements. Thus, to avoid those special reporting requirements, the Trust will elect to include market discount in income as it accrues.

         If a Certificateholder is required to recognize an aggregate amount of income (not including income attributable to disallowed itemized deductions described above) over the life of the Certificates that exceeds the aggregate cash distributions with respect thereto, such excess will generally give rise to a capital loss upon the retirement of the Certificates.

         ALLOCATIONS BETWEEN TRANSFERORS AND TRANSFEREES. In general, the Trust's taxable income and losses will be determined monthly and the tax items for a particular calendar month will be apportioned among the Certificateholders in proportion to the principal amount of Certificates owned by them as of the close of the last day of such month. As a result, a holder purchasing Certificates may be allocated tax items (which will affect its tax liability and tax basis) attributable to periods before the actual transaction.

         The use of such a monthly convention may not be permitted by existing regulations. If a monthly convention is not allowed (or only applies to transfers of less than all of the partner's interest), taxable income or losses of the Trust might be reallocated among the Certificateholders. The Trust's method of allocation between transferors and transferees may be revised to conform to a method permitted by future regulations.

         SECTION 754 ELECTION. In the event that a Certificateholder sells its Certificates at a profit (loss), the purchasing Certificateholder will have a higher (lower) basis in the Certificates than the selling Certificateholder had. The tax basis of the Trust's assets will not be adjusted to reflect that higher (or lower) basis unless the Trust were to file an election under Section 754 of the Code. In order to avoid the administrative complexities that would be involved in keeping accurate accounting records, as well as potentially onerous information reporting requirements, the Trust will not make such election. As a result, Certificateholders might be allocated a greater or lesser amount of Trust income than would be appropriate based on their own purchase price for Certificates.

         ADMINISTRATIVE MATTERS. The Owner Trustee is required to keep or have kept complete and accurate books of the Trust. Such books will be maintained for financial reporting and tax purposes on an accrual basis and the fiscal year of the Trust will be the calendar year. The Trustee will file a partnership information return (IRS Form 1065) with the IRS for each taxable year of the Trust and will report each Certificateholder's allocable share of items of

         Trust income and expense to holders and the IRS on Schedule K-1. The Trust will provide the Schedule K-1 information to nominees that fail to provide the Trust with the information statement described below and such nominees will be required to forward such information to the beneficial owners of the Certificates. Generally, holders must file tax returns that are consistent with the information return filed by the Trust or be subject to penalties unless the holder notifies the IRS of all such inconsistencies.

         Under Section 6031 of the Code, any person that holds Certificates as a nominee at any time during a calendar year is required to furnish the Trust with a statement containing certain information on the nominee, the beneficial owners and the Certificates so held. Such information includes (i) the name, address and taxpayer identification number of the nominee and (ii) as to each beneficial owner (x) the name, address and identification number of such person, (y) whether such person is a United States person, a tax-exempt entity or a foreign government, an international organization, or any wholly owned agency or instrumentality of either of the foregoing, and (z) certain information on Certificates that were held, bought or sold on behalf of such person throughout the year. In addition, brokers and financial institutions that hold Certificates through a nominee are required to furnish directly to the Trust information as to themselves and their ownership of Certificates. A clearing agency registered under Section 17A of the Exchange Act is not required to furnish any such information statement to the Trust. The information referred to above for any calendar year must be furnished to the Trust on or before the following January 31. Nominees, brokers and financial institutions that fail to provide the Trust with the information described above may be subject to penalties.

         The Company will be designated as the tax matters partner in the related Trust Agreement and, as such, will be responsible for representing the Certificateholders in any dispute with the IRS. The Code provides for administrative examination of a partnership as if the partnership were a separate and distinct taxpayer. Generally, the statute of limitations for partnership items does not expire before three years after the date on which the partnership information return is filed. Any adverse determination following an audit of the return of the Trust by the appropriate taxing authorities could result in an adjustment of the returns of the Certificateholders, and, under certain circumstances, a Certificateholder may be precluded from separately litigating a proposed adjustment to the items of the Trust. An adjustment could also result in an audit of a Certificateholder's returns and adjustments of items not related to the income and losses of the Trust.

         TAX CONSEQUENCES TO FOREIGN CERTIFICATEHOLDERS. It is not clear whether the Trust would be considered to be engaged in a trade or business in the United States for purposes of federal withholding taxes with respect to non-U.S. persons because there is no clear authority dealing with that issue under facts substantially similar to those described herein. Although it is not expected that the Trust would be engaged in a trade or business in the United States for such purposes, the Trust will withhold as if it were so engaged in order to protect the Trust from possible adverse consequences of a failure to withhold. The Trust expects to withhold on the portion of its taxable income that is allocable to foreign Certificateholders pursuant to Section 1446 of the Code, as if such income were effectively connected to a U.S. trade or business, at a rate of 35% for foreign holders that are taxable as corporations and 39.6% for all other foreign holders. Subsequent adoption of Treasury regulations or the issuance of other administrative pronouncements may require the Trust to change its withholding procedures. In determining a holder's withholding status, the Trust may rely on IRS Form W-8, IRS Form W-9 or the holder's certification of nonforeign status signed under penalties of perjury.

         Each foreign holder might be required to file a U.S. individual or corporate income tax return (including, in the case of a corporation, the branch profits tax) on its share of the Trust's income. Each foreign holder must obtain a taxpayer identification number from the IRS and submit that number to the Trust on Form W-8 or similar form in order to assure appropriate crediting of the taxes withheld. A foreign holder generally would be entitled to file with the IRS a claim for refund with respect to taxes withheld by the Trust taking the position that no taxes were due because the Trust was not engaged in a U.S. trade or business. However, interest payments made (or accrued) to a Certificateholder who is a foreign person generally will be considered guaranteed payments to the extent such payments are determined without regard to the income of the Trust. If these interest payments are properly characterized as guaranteed payments, then the interest will not be considered "portfolio interest." As a result, Certificateholders will be subject to United States federal income tax and withholding tax at a rate of 30 percent, unless reduced or eliminated pursuant to an applicable treaty. In such case, a foreign holder would only be entitled to claim a refund for that portion of the taxes in excess of the taxes that should be withheld with respect to the guaranteed payments. The New Regulations make certain modifications to the withholding and information reporting rules described above. The New Regulations will generally be effective for payments made after December 31, 2000 subject to certain transition rules. Prospective investors are urged to consult their own tax advisors regarding the New Regulations.

         BACKUP WITHHOLDING. Distributions made on the Certificates and proceeds from the sale of the Certificates will be subject to a "backup" withholding tax of 31% if, in general, the Certificateholder fails to comply with certain identification procedures, unless the holder is an exempt recipient under applicable provisions of the Code. The New Regulations described above also make certain modifications to the backup withholding and information reporting rules. The New Regulations will generally be effective for payments made after December 3, 1999, subject to certain transition rules. Prospective investors are urged to consult their own tax advisors regarding the New Regulations.

FASIT SECURITIES

         GENERAL

         The FASIT provisions of the Code were enacted by the Small Business Job Protection Act of 1996 and create a new elective statutory vehicle for the issuance of mortgage-backed and asset-backed securities. Although the FASIT provisions of the Code became effective on September 1, 1997, no Treasury regulations or other administrative guidance has been issued with respect to those provisions. Accordingly, definitive guidance cannot be provided with respect to many aspects of the tax treatment of FASIT Securityholders. In the opinion of Brown & Wood LLP, special counsel to the Seller, if a FASIT election is made with respect to a Series of Securities, then the arrangement by which the Securities of that Series are issued will be treated as a FASIT assuming compliance with all of the provisions of the applicable Agreement (including the making of a timely FASIT election) and certain representations made by the Seller as to factual matters. In addition, the Trust's qualification as a FASIT depends on its ability to satisfy the requirements of the FASIT provisions on an ongoing basis, including, without limitation, requirements of proposed, temporary or final Treasury regulations that may be promulgated in the near future under the FASIT provisions and that may apply to the Trust or as a result of any change in the applicable law. Investors also should note that the FASIT discussion contained herein constitutes only a summary of the federal income tax consequences to holders of FASIT Securities. With respect to each Series of FASIT Securities, the related Prospectus Supplement will provide a detailed discussion regarding the federal income tax consequences associated with the particular transaction.

         FASIT Securities will be classified as either FASIT Regular Securities, which generally will be treated as debt for federal income tax purposes, or FASIT Ownership Securities, which generally are not treated as debt for such purposes, but rather as representing rights and responsibilities with respect to the taxable income or loss of the related Series FASIT. The Prospectus Supplement for each Series of Securities will indicate whether one or more FASIT elections will be made for that Series and which Securities of such Series will be designated as Regular Securities, and which, if any, will be designated as Ownership Securities.

         QUALIFICATION AS A FASIT

         The Trust underlying a Series (or one or more designated pools of assets held in the Trust) will qualify under the Code as a FASIT in which the FASIT Regular Securities and the FASIT Ownership Securities will constitute the "regular interests" and the "ownership interests," respectively, if (i) a FASIT election is in effect, (ii) certain tests concerning (A) the composition of the FASIT's assets and (B) the nature of the Securityholders" interests in the FASIT are met on a continuing basis, and (iii) the Trust is not a regulated investment company as defined in Section 851(a) of the Code.

         ASSET COMPOSITION

         In order for a Trust (or one or more designated pools of assets held by a Trust) to be eligible for FASIT status, substantially all of the assets of the Trust (or the designated pool) must consist of "permitted assets" as of the close of the third month beginning after the closing date and at all times thereafter (the "FASIT Qualification Test"). Permitted assets include (i) cash or cash equivalents, (ii) debt instruments with fixed terms that would qualify as REMIC regular interests if issued by a REMIC (generally, instruments that provide for interest at a fixed rate, a qualifying variable rate, or a qualifying interest-only ("IO") type rate, (iii) foreclosure property, (iv) certain hedging instruments (generally, interest and currency rate swaps and credit enhancement contracts) that are reasonably required to guarantee or hedge against the FASIT's risks associated with being the obligor on FASIT interests, (v) contract rights to acquire qualifying debt instruments or qualifying hedging instruments, (vi) FASIT regular interests, and (vii) REMIC regular interests. Permitted assets do not include any debt instruments issued by the holder of the FASIT's ownership interest or by any person related to such holder.

         INTERESTS IN A FASIT

         In addition to the foregoing asset qualification requirements, the interests in a FASIT also must meet certain requirements. All of the interests in a FASIT must belong to either of the following: (i) one or more classes of regular interests or (ii) a single class of ownership interest that is held by a fully taxable domestic C corporation. In the case of Series that include FASIT Ownership Securities, the ownership interest will be represented by the FASIT Ownership Securities.

         A FASIT interest generally qualifies as a regular interest if (i) it is designated as a regular interest, (ii) it has a stated maturity no greater than thirty years, (iii) it entitles its holder to a specified principal amount, (iv) the issue price of the interest does not exceed 125% of its stated principal amount, (v) the yield to maturity of the interest is less than the applicable Treasury rate published by the Service plus 5%, and (vi) if it pays interest, such interest is payable at either (a) a fixed rate with respect to the principal amount of the regular interest or (b) a permissible variable rate with respect to such principal amount. Permissible variable rates for FASIT regular interests are the same as those for REMIC regular interests (i.e., certain qualified floating rates and weighted average rates). See "Certain Federal Income Tax Consequences--Taxation of Debt SecuritieS--Variable Rate Debt Securities."

         If a FASIT Security fails to meet one or more of the requirements set out in clauses (iii), (iv), or (v), but otherwise meets the above requirements, it may still qualify as a type of regular interest known as a "High-Yield Interest." In addition, if a FASIT Security fails to meet the requirement of clause (vi), but the interest payable on the Security consists of a specified portion of the interest payments on permitted assets and that portion does not vary over the life of the Security, the Security also will qualify as a High-Yield Interest. A High-Yield Interest may be held only by domestic C corporations that are fully subject to corporate income tax ("Eligible Corporations"), other FASITs, and dealers in securities who acquire such interests as inventory, rather than for investment. In addition, holders of High-Yield Interests are subject to limitations on offset of income derived from such interest. See "Federal Income Tax Consequences--FASIT SecuritieS--Tax Treatment of FASIT Regular Securities--Treatment of High-Yield Interests."

         CONSEQUENCES OF DISQUALIFICATION

         If a Series FASIT fails to comply with one or more of the Code's ongoing requirements for FASIT status during any taxable year, the Code provides that its FASIT status may be lost for that year and thereafter. If FASIT status is lost, the treatment of the former FASIT and the interests therein for federal income tax purposes is uncertain. The former FASIT might be treated as a grantor trust, as a separate association taxation as a corporation, or as a partnership. See "FEDERAL INCOME TAX CONSEQUENCES - Tax Characterization of the Trust as a Partnership". The FASIT Regular Securities could be treated as debt instruments for federal income tax purposes or as equity interests. Although the Code authorizes the Treasury to issue regulations that address situations where a failure to meet the requirements for FASIT status occurs inadvertently and in good faith, such regulations have not yet been issued. It is possible that disqualification relief might be accompanied by sanctions, such as the imposition of a corporate tax on all or a portion of the FASIT's income for the period of time in which the requirements for FASIT status are not satisfied.

         TAX TREATMENT OF FASIT REGULAR SECURITIES

         General. Payments received by holders of FASIT Regular Securities generally should be accorded the same tax treatment under the Code as payments received on other taxable corporate debt instruments and on REMIC Regular Securities. As in the case of holders of REMIC Regular Securities, holders of FASIT Regular Securities must report income from such Securities under an accrual method of accounting, even if they otherwise would have used the cash receipts and disbursements method. Except in the case of FASIT Regular Securities issued with original issue discount or acquired with market discount or premium, interest paid or accrued on a FASIT Regular Security generally will be treated as ordinary income to the Securityholder and a principal payment on such Security will be treated as a return of capital to the extent that the Securityholder's basis is allocable to that payment. FASIT Regular Securities issued with original issue discount or acquired with market discount or premium generally will treat interest and principal payments on such Securities in the same manner described for REMIC Regular Securities. See "Federal Income Tax Consequences--Taxation of Debt Securities," "--Market Discount," and "--Premium" above. High-Yield Securities may be held only by fully taxable domestic C corporations, other FASITs, and certain securities dealers. Holders of High-Yield Securities are subject to limitations on their ability to use current losses or net operating loss carryforwards or carrybacks to offset any income derived from those Securities.

         If a FASIT Regular Security is sold or exchanged, the Securityholder generally will recognize gain or loss upon the sale in the manner described above for REMIC Regular Securities. See "Certain Federal Income Tax Consequences--Sale or Exchange." In addition, if a FASIT Regular Security becomes wholly or partially worthless as a result of Default and Delinquencies on the underlying Assets, the holder of such Security should be allowed to deduct the loss sustained (or alternatively be able to report a lesser amount of income). However, the timing and character of such losses in income are uncertain. See "Federal Income Tax Consequences--Taxation of Debt Instruments--Effects of Default and Delinquencies."

         FASIT Regular Securities held by a REIT will qualify as "real estate assets" within the meaning of section 856(c)(4) of the Code, and interest on such Securities will be considered Qualifying REIT Interest to the same extent that REMIC Securities would be so considered. FASIT Regular Securities held by a Thrift Institution taxed as a "domestic building and loan association" will represent qualifying assets for purposes of the qualification requirements set forth in Code Section 7701(a)(19) to the same extent that REMIC Securities would be so considered. See "Certain Federal Income Tax Consequences--Taxation of Debt SecuritieS--Status as Real Property Loans." In addition, FASIT Regular Securities held by a financial institution to which Section 585 of the Code applies will be treated as evidences of indebtedness for purposes of Section 582(c)(1) of the Code. FASIT Securities will not qualify as "Government securities" for either REIT or RIC qualification purposes.

         TREATMENT OF HIGH-YIELD INTERESTS

         High-Yield Interests are subject to special rules regarding the eligibility of holders of such interests, and the ability of such holders to offset income derived from their FASIT Security with losses. High-Yield Interests may be held only by Eligible Corporations, other FASITs, and dealers in securities who acquire such interests as inventory. If a securities dealer (other than an Eligible Corporation) initially acquires a High-Yield Interest as inventory, but later begins to hold it for investment, the dealer will be subject to an excise tax equal to the income from the High-Yield Interest multiplied by the highest corporate income tax rate. In addition, transfers of High-Yield Interests to disqualified holders will be disregarded for federal income tax purposes, and the transferor still will be treated as the holder of the High-Yield Interest.

         The holder of a High-Yield Interest may not use non-FASIT current losses or net operating loss carryforwards or carrybacks to offset any income derived from the High-Yield Interest, for either regular federal income tax purposes or for alternative minimum tax purposes. In addition, the FASIT provisions contain an anti-abuse rule that imposes corporate income tax on income derived from a FASIT Regular Security that is held by a pass-through entity (other than another FASIT) that issues debt or equity securities backed by the FASIT Regular Security and that have the same features as High-Yield Interests.

         TAX TREATMENT OF FASIT OWNERSHIP SECURITIES

         A FASIT Ownership Security represents the residual equity interest in a FASIT. As such, the holder of a FASIT Ownership Security determines its taxable income by taking into account all assets, liabilities, and items of income, gain, deduction, loss, and credit of a FASIT. In general, the character of the income to the holder of a FASIT Ownership Interest will be the same as the character of such income to the FASIT, except that any tax-exempt interest income taken into account by the holder of a FASIT Ownership Interest is treated as ordinary income. In determining that taxable income, the holder of a FASIT Ownership Security must determine the amount of interest, original issue discount, market discount, and premium recognized with respect to the FASIT's assets and the FASIT Regular Securities issued by the FASIT according to a constant yield methodology and under an accrual method of accounting. In addition, holders of FASIT Ownership Securities are subject to the same limitations on their ability to use losses to offset income from their FASIT Security as are the holders of High-Yield Interests. See "Federal Income Tax Consequences--FASIT SecuritieS--Tax Treatment of FASIT Regular Securities--Treatment of High-Yield Interests."

         Rules similar to the wash sale rules applicable to REMIC Residual Securities also will apply to FASIT Ownership Securities. Accordingly, losses on dispositions of a FASIT Ownership Security generally will be disallowed where, within six months before or after the disposition, the seller of such Security acquires any other FASIT Ownership Security or, in the case of a FASIT holding mortgage assets, any interest in a Taxable Mortgage Pool, that is economically comparable to a FASIT Ownership Security. In addition, if any security that is sold or contributed to a FASIT by the holder of the related FASIT Ownership Security was required to be marked-to-market under Code section 475 by such holder, then section 475 will continue to apply to such securities, except that the amount realized under the mark-to-market rules will be the greater of the securities" value under present law or the securities" value after applying special valuation rules contained in the FASIT provisions. Those special valuation rules generally require that the value of debt instruments that are not traded on an established securities market be determined by calculating the present value of the reasonably expected payments under the instrument using a discount rate of 120% of the applicable Federal rate, compounded semiannually.

         The holder of a FASIT Ownership Security will be subject to a tax equal to 100% of the net income derived by the FASIT from any "prohibited transactions." Prohibited transactions include (i) the receipt of income derived from assets that are not permitted assets, (ii) certain dispositions of permitted assets, (iii) the receipt of any income derived from any loan originated by a FASIT, and (iv) in certain cases, the receipt of income representing a servicing fee or other compensation. Any Series for which a FASIT election is made generally will be structured in order to avoid application of the prohibited transaction tax.

         BACKUP WITHHOLDING, REPORTING AND TAX ADMINISTRATION
         Holders of FASIT Securities will be subject to backup withholding to the same extent holders of REMIC Securities would be subject. See "Certain Federal Income Tax Consequences--Miscellaneous Tax AspectS--Backup Withholding." For purposes of reporting and tax administration, holders of record of FASIT Securities generally will be treated in the same manner as holders of REMIC Securities.

         FOREIGN HOLDERS

         Foreign holders of FASIT Securities will be subject to withholding to the same extent foreign holders of Notes would be subject. See "FEDERAL INCOME TAX CONSEQUENCES - Tax Consequences to Holders of the Notes Foreign Holders."

         DUE TO THE COMPLEXITY OF THE FEDERAL INCOME TAX RULES APPLICABLE TO SECURITYHOLDERS AND THE CONSIDERABLE UNCERTAINTY THAT EXISTS WITH RESPECT TO MANY ASPECTS OF THOSE RULES, POTENTIAL INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISORS REGARDING THE TAX TREATMENT OF THE ACQUISITION, OWNERSHIP, AND DISPOSITION OF THE SECURITIES.



                            STATE TAX CONSIDERATIONS

         In addition to the federal income tax consequences described in "Certain Federal Income Tax Considerations," potential investors should consider the state and local income tax consequences of the acquisition, ownership, and disposition of the Securities. State and local income tax law may differ substantially from the corresponding federal law, and this discussion does not purport to describe any aspect of the income tax laws of any state or locality. Therefore, potential investors should consult their own tax advisors with respect to the various state and local tax consequences of an investment in the Securities.



                              ERISA CONSIDERATIONS


         The Employee Retirement Income Security Act of 1974, as amended ("ERISA") and the Code impose certain restrictions on employee benefit plans subject to ERISA and on plans and other arrangements subject to Section 4975 of the Code ("Plans"), and on persons who are parties in interest or disqualified persons ("parties in interest") with respect to such Plans. Certain employee benefit plans, such as governmental plans and church plans (if no election has been made under Section 410(d) of the Code), are not subject to the restrictions of ERISA, and assets of such plans may be invested in the Securities without regard to the ERISA considerations described below, subject to other applicable federal and state law. However, any such governmental or church plan which is qualified under Section 401(a) of the Code and exempt from taxation under Section 501(a) of the Code is subject to the prohibited transaction rules set forth in Section 503 of the Code.

         Investments by Plans are subject to ERISA's general fiduciary requirements, including the requirement of investment prudence and diversification and the requirement that a Plan's investments be made in accordance with the documents governing the Plan.

         Section 406 of ERISA prohibits parties in interest with respect to a Plan from engaging in certain transactions ("prohibited transactions") involving a Plan and its assets unless a statutory, regulatory or administrative exemption applies to the transaction. Section 4975 of the Code imposes certain excise taxes (or, in some cases, a civil penalty may be assessed pursuant to Section 502(i) of ERISA) on parties in interest which engage in non-exempt prohibited transactions.

         Depending on the relevant facts and circumstances, certain prohibited transaction exemptions may apply to the purchase or holding of the Securities--for example, Prohibited Transaction Class Exemption ("PTE") 96-23, which exempts certain transactions effected on behalf of a Plan by an "in-house asset manager"; PTE 95-60, which exempts certain transactions between insurance company general accounts and parties in interest; PTE 91-38, which exempts certain transactions between bank collective investment funds and parties in interest; PTE 90-1, which exempts certain transactions between insurance company pooled separate accounts and parties in interest; or PTE 84-14, which exempts certain transactions effected on behalf of a Plan by a "qualified professional asset manager". There can be no assurance that any of these exemptions will apply with respect to any Plan's investment in the Securities, or that such an exemption, if it did apply, would apply to all prohibited transactions that may occur in connection with such investment. Furthermore, these exemptions would not apply to transactions involved in operation of the Trust if, as described below, the assets of the Trust were considered to include Plan assets.

         The United States Department of Labor ("DOL") has issued a final regulation (29 C.F.R. Section 2510.3-101) (the "Plan Assets Regulation") containing rules for determining what constitutes the assets of a Plan. The Plan Assets Regulation provides that, as a general rule, the underlying assets and properties of corporations, partnerships, trusts and certain other entities in which a Plan makes an investment in an "equity interest" will be deemed for purposes of ERISA to be assets of the Plan unless certain exceptions apply.

         Under the terms of the Plan Assets Regulation, the Trust may be deemed to hold plan assets by reason of a Plan's investment in a Security; such plan assets would include an undivided interest in the Primary Assets and any other assets held by the Trust. In such an event, persons providing services with respect to the assets of the Trust may be parties in interest, subject to the fiduciary responsibility provisions of Title I of ERISA, including the prohibited transaction provisions of Section 406 of ERISA (and of Section 4975 of the Code), with respect to transactions involving such assets unless such transactions are subject to a statutory, regulatory or administrative exemption.

         The "look-through" rule of the Plan Assets Regulation does not apply if the interest acquired by the Plan is treated as indebtedness under applicable local law and has no substantial equity features. Generally, a profits interest in a partnership, an undivided ownership interest in property and a beneficial ownership interest in a trust are deemed to be "equity interests" under the final regulation. If Notes of a particular Series were deemed to be indebtedness under applicable local law without any substantial equity features, an investing Plan's assets would include such Notes, but not, by reason of such purchase, the underlying assets of the Trust. The Prospectus Supplement related to a Series will indicate the expected treatment of the Securities in that Series under the Plan Assets Regulation.

         If the interest is an "equity interest," the Plan Assets Regulation creates an exception if the class of equity interests in question is: (i) "widely held" (held by 100 or more investors who are independent of the Seller and each other); (ii) freely transferable; and (iii) sold as part of an offering pursuant to (A) an effective registration statement under the Securities Act of 1933, and then subsequently registered under the Securities Exchange Act of 1934 or (B) an effective registration statement under Section 12(b) or 12(g) of the Securities Exchange Act of 1934 ("Publicly Offered Securities"). In addition, the regulation provides that if at all times more than 75% of the value of all classes of equity interests in the Seller or the Trust are held by investors other than benefit plan investors (which is defined as including Plans; employee benefit plans as defined under ERISA, whether or not they are subject to ERISA; and any entity whose underlying assets include plan assets by reason of a plan's investment in the entity), the investing Plan's assets will not include any of the underlying assets of the Seller or the Trust.

         The DOL has granted to certain underwriters individual administrative exemptions (the "Underwriter Exemptions") from certain of the prohibited transaction rules of ERISA and the related excise tax provisions of Section 4975 of the Code with respect to the initial purchase, the holding and the subsequent resale by Plans of certificates in pass-through trusts that consist of certain receivables, loans and other obligations that meet the conditions and requirements of the Underwriter Exemptions. These securities may include the Certificates. The obligations covered by the Underwriter Exemptions include obligations such as the Primary Assets (other than Private Securities and Agency Securities which are not insured or guaranteed by the United States or an agency or instrumentality thereof, or Home Improvement Contracts that are unsecured). The Underwriter Exemptions will apply to the acquisition, holding and resale of the Securities by a Plan, provided that certain conditions (certain of which are described below) are met.

         While each Underwriter Exemption is an individual exemption separately granted to a specific underwriter, the terms and conditions which generally apply to the Underwriter Exemptions are substantially the following:

               (i) The acquisition of the Certificates by a Plan is on terms (including the price for the Certificates) that are at least as favorable to the Plan as they would be in an arm's-length transaction with an unrelated party;

               (ii) The rights and interests evidenced by the Certificates acquired by the Plan are not subordinated to the rights and interests evidenced by other certificates of the trust;

               (iii) The Certificates acquired by the Plan have received a rating at the time of such acquisition that is in one of the three highest generic rating categories from either Standard & Poor's Ratings Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's"), Duff & Phelps Inc. ("DCR") or Fitch IBCA Inc. ("Fitch") (each, a "Rating Agency");

               (iv) The sum of all payments made to the underwriter in connection with the distribution of the Certificates represents not more than reasonable compensation for underwriting the Certificates. The sum of all payments made to and retained by the seller pursuant to the sale of the obligations to the trust represents not more than the fair market value of such obligations. The sum of all payments made to and retained by any servicer represents not more than reasonable compensation for such servicer's services under the related servicing agreement and reimbursement of the servicer's reasonable expenses in connection therewith;

               (v) The Trustee must not be an affiliate of any other member of the Restricted Group (as defined below); and

               (vi) The Plan investing in the Certificates is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act of 1933.

         The trust also must meet the following requirements:

               (i) the corpus of the trust must consist solely of assets of the type which have been included in other investment pools;

               (ii) securities in such other investment pools must have been rated in one of the three highest rating categories of a Rating Agency for at least one year prior to the Plan's acquisition of securities; and

               (iii) securities evidencing interests in such other investment pools must have been purchased by investors other than Plans for at least one year prior to any Plan's acquisition of Securities.



              On July 21, 1997, the DOL published in the Federal Register an amendment to the Underwriter Exemptions, which extends exemptive relief to certain mortgage-backed and asset-backed securities transactions using pre-funding accounts for trusts issuing pass-through certificates. The amendment generally allows mortgage loans or other secured receivables (the "Obligations") supporting payments to certificateholders, and having a value equal to no more than twenty-five percent (25%) of the total principal amount of the certificates being offered by the trust, to be transferred to the trust within a 90-day or three-month period following the closing date (the "Pre-Funding Period"), instead of requiring that all such Obligations be either identified or transferred on or before the Closing Date. The relief is available when the following conditions are met:

                    (1) The ratio of the amount allocated to the pre-funding
              account to the total principal amount of the Certificates being offered (the "Pre-Funding Limit") must not exceed twenty-five percent (25%).

                    (2) All Obligations transferred after the Closing Date (the
              "Additional Obligations") must meet the same terms and conditions for eligibility as the original Obligations used to create the trust, which terms and conditions have been approved by a Rating Agency.

                    (3) The transfer of such Additional Obligations to the
              trust during the Pre-Funding Period must not result in the Certificates to be covered by the Exemption receiving a lower credit rating from a Rating Agency upon termination of the Pre-Funding Period than the rating that was obtained at the time of the initial issuance of the Certificates by the Trust.

                    (4) Solely as a result of the use of pre-funding, the
              weighted average annual percentage interest rate for all of the Obligations in the Trust at the end of the Pre-Funding Period must not be more than 100 basis points lower than the average interest rate for the Obligations transferred to the Trust on the Closing Date.

                    (5) In order to insure that the characteristics of the
              Additional Obligations are substantially similar to those of the original Obligations which were transferred to the Trust:

                         (i) the characteristics of the Additional Obligations
                   must be monitored by an insurer or other credit support provider that is independent of the seller; or

                         (ii) an independent accountant retained by the seller
                   must provide the seller with a letter (with copies provided to each Rating Agency rating the Certificates, the related underwriter and the related trustee) stating whether or not the characteristics of the Additional Obligations conform to the characteristics described in the related prospectus or prospectus supplement and/or pooling and servicing agreement. In preparing such letter, the independent accountant must use the same type of procedures as were applicable to the Obligations transferred to the trust as of the Closing Date.

                    (6) The Pre-Funding Period must end no later than three
              months or 90 days after the Closing Date or earlier in certain circumstances if the pre-funding account falls below the minimum level specified in the pooling and servicing agreement or an Event of Default occurs.

                    (7) Amounts transferred to any pre-funding account and/or
              capitalized interest account used in connection with the pre-funding may be invested only in certain permitted investments ("Permitted Investments").

                    (8) The related prospectus or prospectus supplement must
              describe:

                         (i) any pre-funding account and/or capitalized
                   interest account used in connection with a pre-funding account;

                         (ii) the duration of the Pre-Funding Period;

                         (iii) the percentage and/or dollar amount of the
                   Pre-Funding Limit for the trust; and

                         (iv) that the amounts remaining in the pre-funding
                   account at the end of the Pre-Funding Period will be remitted to certificateholders as repayments of principal.

                   (9) The related pooling and servicing agreement must
              describe the Permitted Investments for the pre-funding account and/or capitalized interest account and, if not disclosed in the related prospectus or prospectus supplement, the terms and conditions for eligibility of Additional Obligations.

         Moreover, the Underwriter Exemptions provide relief from certain self-dealing/conflict of interest prohibited transactions that may occur when the Plan fiduciary causes a Plan to acquire securities in a trust holding receivables as to which the fiduciary (or its affiliates) is an obligor provided that, among other requirements: (i) in the case of an acquisition in connection with the initial issuance of Securities, at least fifty (50) percent of each Class of Securities in which Plans have invested is acquired by persons independent of the Restricted Group and at least fifty (50) percent of the aggregate interest in the trust is acquired by persons independent of the Restricted Group; (ii) such fiduciary (or its affiliate) is an obligor with respect to five (5) percent or less of the fair market value of the obligations contained in the trust; (iii) a Plan's investment in Securities does not exceed twenty-five (25) percent of all of the Securities outstanding after the acquisition; and (iv) immediately after the acquisition, no more than twenty-five (25) percent of the assets of any Plan for which such person is a fiduciary are invested in securities representing an interest in one or more trusts containing assets sold or serviced by the same entity. The Underwriter Exemptions do not apply to Plans sponsored by the Seller, the underwriters of the Securities, any Trustee, any servicer, any insurer, any obligor with respect to obligations included in a Trust constituting more than five (5) percent of the aggregate unamortized principal balance of the assets in a Trust, or any affiliate of such parties (the "Restricted Group").

         Prospective Plan investors should consult with their legal advisors concerning the impact of ERISA and the Code, the potential application of the Underwriter Exemptions to the purchase and holding of the Securities and the potential consequences to their specific circumstances, prior to making an investment in the Securities. Moreover, each Plan fiduciary should determine whether under the general fiduciary standards of investment procedure and diversification an investment in the Securities is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio.



                                LEGAL INVESTMENT

         Unless otherwise specified in the related Prospectus Supplement, the Securities will not constitute "mortgage-related securities" under the Secondary Mortgage Market Enhancement Act of 1984. Accordingly, investors whose investment authority is subject to legal restrictions should consult their own legal advisors to determine whether and to what extent the Securities constitute legal investments for them.



                                    RATINGS

         It will be a requirement for issuance of any Series that the Securities offered by this Prospectus and the related Prospectus Supplement be rated by at least one Rating Agency in one of its four highest applicable rating categories. The rating or ratings applicable to Securities of each Series offered hereby and by the related Prospectus Supplement will be as set forth in the related Prospectus Supplement. A securities rating should be evaluated independently of similar ratings on different types of securities. A securities rating does not address the effect that the rate of prepayments on Loans or Underlying Loans, as applicable, for a Series may have on the yield to investors in the Securities of such Series.



                              PLAN OF DISTRIBUTION

         The Seller may offer each Series of Securities through one or more underwriters that may be designated at the time of each offering of such Securities. The Prospectus Supplement relating to each Series of Securities will set forth the specific terms of the offering of such Series of Securities and of each Class within such Series, the names of the underwriters, the purchase price of the Securities, the proceeds to the Seller from such sale, any securities exchange on which the Securities may be listed, and, if applicable, the initial public offering prices, the discounts and commissions to the underwriters and any discounts and concessions allowed or reallowed to certain dealers. The place and time of delivery of each Series of Securities will also be set forth in the Prospectus Supplement relating to such Series.

         This Prospectus may be used by McDonald Investments Inc. ("McDonald Investments"), a wholly-owned subsidiary of KeyCorp and an affiliate of the Seller, or its successors, in connection with offers and sales related to market-making transactions in the Securities in which McDonald Investments acts a principal. McDonald Investments may also act as agent in such transactions. McDonald Investments is a member of the New York Stock Exchange, Inc. McDonald Investments is not a bank or thrift, is an entity separate from the Seller, and is solely responsible for its own contractual obligations and commitments.



                                 LEGAL MATTERS

         Unless otherwise specified in the related Prospectus Supplement, certain legal matters in connection with the Securities will be passed upon for the Seller by Brown & Wood LLP, New York, New York.



                             AVAILABLE INFORMATION

         The Seller is subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance therewith files reports and other information with the Securities and Exchange Commission (the "Commission"). Such reports and other information can be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, and at its Regional Offices located as follows: Midwest Regional Office, Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661; and Northeast Regional Office, 7 World Trade Center, Suite 1300, New York, New York 10048. Copies of such material can also be obtained from the Public Reference Section of the Commission, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. In addition, the Securities and Exchange Commission (the "Commission") maintains a Web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Seller, that file electronically with the Commission.

         Copies of the Registration Statement of which this Prospectus forms a part and the exhibits thereto are on file at the offices of the Securities and Exchange Commission in Washington, D.C. Copies may be obtained at rates prescribed by the Commission upon request to the Commission, and may be inspected, without charge, at the offices of the Commission, 450 Fifth Street, N.W., Washington, D.C.



                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

         All documents subsequently filed by or on behalf of the Trust referred to in the accompanying Prospectus Supplement with the Commission pursuant to
Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, after the date of this Prospectus and prior to the termination of any offering of the Securities issued by such Trust shall be deemed to be incorporated by reference in this Prospectus and to be a part of this Prospectus from the date of the filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for all purposes of this Prospectus to the extent that a statement contained herein (or in the accompanying Prospectus Supplement) or in any other subsequently filed document which also is or is deemed to be incorporated by reference modifies or replaces such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Prospectus.

         The Seller on behalf of any Trust will provide without charge to each person to whom this Prospectus is delivered, on the written or oral request of such person, a copy of any or all of the documents referred to above that have been or may be incorporated by reference in this Prospectus (not including exhibits to the information that is incorporated by reference unless such exhibits are specifically incorporated by reference into the information that this Prospectus incorporates). Such requests should be directed to Corporate Secretary, Key Tower, 127 Public Square, Cleveland, Ohio 44114.



                               GLOSSARY OF TERMS

         The following are abbreviated definitions of certain capitalized terms used in this Prospectus. Unless otherwise provided in a `supplemental Glossary" in the Prospectus Supplement for a Series, such definitions shall apply to capitalized terms used in such Prospectus Supplement. The definitions may vary from those in the related Agreement for a Series and the related Agreement for a Series generally provides a more complete definition of certain of the terms. Reference should be made to the related Agreement for a Series for a more compete definition of such terms.

         "Accrual Termination Date" means, with respect to a Class of Compound Interest Securities, the Distribution Date specified in the related Prospectus Supplement.

         "Advance" means cash advanced by the Servicer in respect of delinquent payments of principal of and interest on a Loan, and for any other purposes specified in the related Agreement.

         "Agency Security" means a security issued by FNMA, GNMA or FHLMC.

         "Agreement" means, with respect to a Series of Certificates, the Pooling and Servicing Agreement or Trust Agreement, and, with respect to a Series of Notes, the Indenture and the Servicing Agreement, as the context requires.

         "Appraised Value" means, with respect to property securing a Loan, the lesser of the appraised value determined in an appraisal obtained at origination of the Loan or sales price of such mortgaged property at such time.

         "Asset Group" means, with respect to the Primary Assets and other assets comprising the Trust of a Series, a group of such Primary Assets and other assets having the characteristics described in the related Prospectus Supplement.

         "Assumed Reinvestment Rate" means, with respect to a Series, the per annum rate or rates specified in the related Prospectus Supplement for a particular period or periods as the "Assumed Reinvestment Rate" for funds held in any fund or account for the Series.

         "Available Distribution Amount" means the amount in the Distribution Account (including amounts deposited therein from any reserve fund or other fund or account) eligible for distribution to Holders on a Distribution Date.

          "Bankruptcy Code" means the federal bankruptcy code, 11 United States Code 101 et seq., and related rules and regulations promulgated thereunder.

         "Business Day" means a day that, in the City of New York or in the city or cities in which the corporate trust office of the Trustee are located, is neither a legal holiday nor a day on which banking institutions are authorized or obligated by law, regulations or executive order to be closed.

         "Certificate" means the Asset-Backed Certificates.

         "Class" means a Class of Securities of a Series.

         "Closing Date" means, with respect to a Series, the date specified in the related Prospectus Supplement as the date on which Securities of such Series are first issued.

         "Code" means the Internal Revenue Code of 1986, as amended, and regulations (including proposed regulations) or other pronouncements of the Internal Revenue Service promulgated thereunder.

         "Collection Account" means, with respect to a Series, the account established in the name of the Servicer for the deposit by the Servicer of payments received from the Primary Assets.

         "Combined Loan-to-Value Ratio" means, with respect to a Loan, the ratio determined as set forth in the related Prospectus Supplement taking into account the amounts of any related senior mortgage loans on the related Mortgaged Property.

         "Commission" means the Securities and Exchange Commission.

         "Compound Interest Security" means any Security of a Series on which all or a portion of the interest accrued thereon is added to the principal balance of such Security on each Distribution Date, through the Accrual Termination Date, and with respect to which no interest shall be payable until such Accrual Termination Date, after which interest payments will be made on the Compound Value thereof.

         "Compound Value" means, with respect to a Class of Compound Interest Securities, the original principal balance of such Class, plus all accrued and unpaid interest, if any, previously added to the principal balance thereof and reduced by any payments of principal previously made on such Class of Compound Interest Securities.

         "Condominium" means a form of ownership of real property wherein each owner is entitled to the exclusive ownership and possession of his or her individual Condominium Unit and also owns a proportionate undivided interest in all parts of the Condominium Building (other than the individual Condominium Units) and all areas or facilities, if any, for the common use of the Condominium Units.

         "Condominium Association" means the person(s) appointed or elected by the Condominium Unit owners to govern the affairs of the Condominium.

         "Condominium Building" means a multi-unit building or buildings, or a group of buildings whether or not attached to each other, located on property subject to Condominium ownership.

         "Condominium Loan" means a Loan secured by a Mortgage on a Condominium Unit (together with its appurtenant interest in the common elements).

          "Condominium Unit" means an individual housing unit in a Condominium Building.

         "Cooperative" means a corporation owned by tenant-stockholders who, through the ownership of stock, shares or membership securities in the corporation, receive proprietary leases or occupancy agreements which confer exclusive rights to occupy specific units and which is described in Section 216 of the Code.

          "Cooperative Dwelling" means an individual housing unit in a building owned by a Cooperative.

         "Cooperative Loan" means a housing loan made with respect to a Cooperative Dwelling and secured by an assignment by the borrower
(tenant-stockholder) or security interest in shares issued by the applicable Cooperative.

         "Custodian" means the party having custody of the Loans and the related documentation pursuant to an Agreement.

         "Cut-off Date" means the date designated as such in the related Prospectus Supplement for a Series.

         "Debt Securities" means Securities characterized as indebtedness for federal income tax purposes, and Regular Interest Securities.

         "Deferred Interest" means the excess of the interest accrued on the outstanding principal balance of a Loan during a specified period over the amount of interest required to be paid by an obligor on such Loan on the related Due Date.

         "Deleted Primary Asset" means a defective Primary Asset which the Seller is required to substitute for or repurchase.

         "Deposit Agreement" means a guaranteed investment contract or reinvestment agreement providing for the investment of funds held in a fund or account, guaranteeing a minimum or a fixed rate of return on the investment of moneys deposited therein.

         "Disqualified Organization" means the United States, any State or political subdivision thereof, any possession of the United States, any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, a rural electric or telephone cooperative described in section 1381(a)(2)(C) of the Code, or any entity exempt from the tax imposed by sections 1-1399 of the Code, if such entity is not subject to tax on its unrelated business income.

         "Distribution Account" means, with respect to a Series, the account established in the name of the Trustee for the deposit of remittances received from the Servicer with respect to the Primary Assets.

         "Distribution Date" means, with respect to a Series or Class of Securities, each date specified as a distribution date for such Series or Class in the related Prospectus Supplement.

         "Due Date" means each date, as specified in the related Prospectus Supplement for a Series, on which any payment of principal or interest is due and payable by the obligor on any Primary Asset pursuant to the terms thereof.

         "Eligible Investments" means any one or more of the obligations or securities described as such in the related Agreement.

          "Enhancement" means the enhancement for a Series, if any, specified in the related Prospectus Supplement.

          "Enhancer" means the provider of the Enhancement for a Series specified in the related Prospectus Supplement.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         "Escrow Account" means an account, established and maintained by the Servicer for a Loan, into which payments by borrowers to pay taxes, assessments, mortgage and hazard insurance premiums and other comparable items required to be paid to the mortgagee are deposited.

          "Event of Default" means an event of default specified in the Agreement.

         "FHLMC" means the Federal Home Loan Mortgage Corporation.

         "Final Scheduled Distribution Date" means, with respect to a Class of Notes of a Series, the date no later than which principal thereof will be fully paid and with respect to a Class of Certificates of a Series, the date after which no Certificates of such Class will remain outstanding, in each case based on the assumptions set forth in the related Prospectus Supplement.

         "Fixed Interest Security" means a Security on which interest accrues at a fixed rate, as set forth in the related Prospectus Supplement.

         "FNMA" means the Federal National Mortgage Association.

         "GNMA" means the Government National Mortgage Association.

          "Holder" means the person or entity in whose name a Security is registered.

          "Home Improvements" means the home improvements financed by a Home Improvement Contract.

         "Home Improvement Contract" means any home improvement installment sales contracts and installment loan agreements which may be unsecured or secured by purchase money security interests in the Home Improvements financed thereby.

          "HUD" means the United States Department of Housing and Urban Development.

          "Indenture" means the indenture relating to a Series of Notes between the Trust and the Trustee.

         "Index" means the index applicable to any adjustments in the Loan Rates of any adjustable rate Loans.

         "Insurance Policies" means certain mortgage insurance, hazard insurance and other insurance policies required to be maintained with respect to Loans.

         "Insurance Proceeds" means amounts paid by the insurer under any of the Insurance Policies covering any Loan or Mortgaged Property.

         "Interest Only Securities" means a Class of Securities entitled solely or primarily to distributions of interest and which is identified as such in the related Prospectus Supplement.

         "IRS" means the Internal Revenue Service.

         "Lifetime Rate Cap" means the lifetime limit, if any, on the Loan Rate during the life of each adjustable rate Loan.

         "Liquidation Proceeds" means amounts received by the Servicer in connection with the liquidation of a Loan, net of liquidation expenses.

         "Loan Rate" means, unless otherwise indicated herein or in the Prospectus Supplement, the interest rate borne by a Loan.

         "Loans" means Mortgage Loans and/or Home Improvement Contracts, collectively. A Loan refers to a specific Mortgage Loan or Home Improvement Contract, as the context requires.

         "Loan Schedule" means the schedule of Loans attached to an Agreement.

         "Loan-to-Value Ratio" means, with respect to a Loan, the ratio determined as set forth in the related Prospectus Supplement.

         "Minimum Rate" means the lifetime minimum Loan Rate during the life of each adjustable rate Loan.

         "Minimum Principal Payment Agreement" means a minimum principal payment agreement with an entity meeting the criteria of the Rating Agencies.

         "Modification" means a change in any term of a Loan.

         "Mortgage" means the mortgage, deed of trust or other similar security instrument securing a Mortgage Note.

         "Mortgage Loan" means a closed-end and/or revolving home equity loan or balance thereof and/or loans of which the proceeds have been applied to the purchase of the related Mortgaged Property, in each case secured by a Mortgaged Property.

         "Mortgage Note" means the note or other evidence of indebtedness of a Mortgagor under the Loan.

          "Mortgaged Property" means the property which secures repayment of a Loan.

         "Mortgagor" means the obligor on a Mortgage Note.

         "1986 Act" means the Tax Reform Act of 1986.

         "Notes" means the Asset-Backed Notes.

         "Notional Amount" means the amount set forth in the related Prospectus Supplement for a Class of Interest Only Securities.

         "PAC" ("Planned Amortization Class Securities") means a Class of Securities of a Series on which payments of principal are made in accordance with a schedule specified in the related Prospectus Supplement, based on certain assumptions stated therein.

         "Participating Securities" means Securities entitled to receive payments of principal and interest and an additional return on investment as described in the related Prospectus Supplement.

         "Pass-Through Security" means a security representing an undivided beneficial interest in a pool of assets, including the right to receive a portion of all principal and interest payments relating to those assets.

         "Pay Through Security" means Regular Interest Securities and certain Debt Securities that are subject to acceleration due to prepayments on the underlying Primary Assets.

         "Person" means any individual, corporation, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization, or government or any agency or political subdivision thereof.

         "Pooling and Servicing Agreement" means the pooling and servicing agreement relating to a Series of Certificates among the Seller, the Servicer (if such Series relates to Loans) and the Trustee.

         "Primary Assets" means the Private Securities, the Agency Securities and/or Loans, as the case may be, which are included in the Trust for such Series. A Primary Asset refers to a specific Private Security, Agency Security or Loan, as the case may be.

         "Principal Balance" means, with respect to a Primary Asset and as of a Due Date, the original principal amount of the Primary Asset, plus the amount of any Deferred Interest added to such principal amount, reduced by all payments, both scheduled or otherwise, received on such Primary Asset prior to such Due Date and applied to principal in accordance with the terms of the Primary Asset.

         "Principal Only Securities" means a Class of Securities entitled solely or primarily to distributions of principal and identified as such in the Prospectus Supplement.

         "Private Security" means a participation or pass-through certificate representing a fractional, undivided interest in Underlying Loans or collateralized obligations secured by Underlying Loans.

         "Property" means either a Home Improvement or a Mortgaged Property securing a Loan, as the context requires.

         "PS Agreement" means the pooling and servicing agreement, indenture, trust agreement or similar agreement pursuant to which a Private Security is issued.

         "PS Servicer" means the servicer of the Underlying Loans.

         "PS Sponsor" means, with respect to Private Securities, the sponsor or seller under a PS Agreement.

         "PS Trustee" means the trustee designated under a PS Agreement.

         "Qualified Insurer" means a mortgage guarantee or insurance company duly qualified as such under the laws of the states in which the Mortgaged Properties are located duly authorized and licensed in such states to transact the applicable insurance business and to write the insurance provided.

         "Qualifying Substitute Primary Asset" means a Primary Asset which substitutes for a Deleted Primary Asset.

         "Rating Agency" means the nationally recognized statistical rating organization (or organizations) which was (or were) requested by the Seller to rate the Securities upon the original issuance thereof.

         "Regular Interest" means a regular interest in a REMIC.

         "REMIC" means a real estate mortgage investment conduit.

         "REMIC Administrator" means the Person, if any, specified in the related Prospectus Supplement for a Series for which a REMIC election is made, to serve as administrator of the Series.

         "REMIC Provisions" means the provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations, including proposed regulations and rulings, and administrative pronouncements promulgated thereunder, as the foregoing may be in effect from time to time.

         "REO Property" means real property which secured a defaulted Loan, beneficial ownership of which has been acquired upon foreclosure, deed in lieu of foreclosure, repossession or otherwise.

         "Reserve Fund" means, with respect to a Series, any Reserve Fund established pursuant to the related Agreement.

         "Residual Interest" means a residual interest in a REMIC.

         "Retained Interest" means, with respect to a Primary Asset, the amount or percentage specified in the related Prospectus Supplement which is not included in the Trust for the related Series.

         "Scheduled Payments" means the scheduled payments of principal and interest to be made by the borrower on a Primary Asset.

         "Securities" means the Notes or the Certificates.

         "Seller" means KeyBank National Association.

         "Senior Securityholder" means a holder of a Senior Security.

         "Senior Securities" means a Class of Securities as to which the holders' rights to receive distributions of principal and interest are senior to the rights of holders of Subordinate Securities, to the extent specified in the related Prospectus Supplement.

         "Series" means a separate series of Securities sold pursuant to this Prospectus and the related Prospectus Supplement.

         "Servicer" means, with respect to a Series relating to Loans, the Person if any, designated in the related Prospectus Supplement to service Loans for that Series, or the successors or assigns of such Person.

         "Single Family Property" means property securing a Loan consisting of one- to four-family attached or detached residential housing, including Cooperative Dwellings.

         "Stripped Securities" means Pass-Through Securities representing interests in Primary Assets with respect to which all or a portion of the principal payments have been separated from all or a portion of the interest payments.

         "Subordinate Securityholder" means a Holder of a Subordinate Security.

         "Subordinate Securities" means a Class of Securities as to which the rights of holders to receive distributions of principal, interest or both is subordinated to the rights of holders of Senior Securities, and may be allocated losses and shortfalls prior to the allocation thereof to other Classes of Securities, to the extent and under the circumstances specified in the related Prospectus Supplement.

         "Title V" means Title V of the Depository Institutions Deregulation and Monetary Control Act of 1980, as amended.

          "Trustee" means the trustee under the applicable Agreement and its successors.

         "Trust" means, with respect to any Series of Securities, the trust holding all money, instruments, securities and other property, including all proceeds thereof, which are, with respect to a Series of Certificates, held for the benefit of the Holders by the Trustee under the Pooling and Servicing Agreement or Trust Agreement, or, with respect to a Series of Notes, pledged to the Trustee under the Indenture as a security for such Notes, including, without limitation, the Primary Assets (except any Retained Interests), all amounts in the Distribution Account, Collection Account or Reserve Funds, distributions on the Primary Assets (net of servicing fees), and reinvestment earnings on such net distributions and any Enhancement and all other property and interests held by or pledged to the Trustee pursuant to the related Agreement for such Series.

         "UCC" means the Uniform Commercial Code.

         "Underlying Loans" means home equity loans of the type eligible to be Loans underlying or securing Private Securities and the Agency Securities.

         "Variable Interest Security" means a Security on which interest accrues at a rate that is adjusted, based upon a predetermined index, at fixed periodic intervals, all as set forth in the related Prospectus Supplement.

         "Zero Coupon Security" means a Security entitled to receive payments of principal only.


                                    PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

         The following table sets forth the estimated expenses in connection with the issuance and distribution of the Certificates being registered under this Registration Statement, other than underwriting discounts and commissions:

SEC Registration Fee.........................................  $      278.00
Printing and Engraving.......................................  $   35,000.00
Legal Fees and Expenses......................................  $   65,000.00
Trustee Fees and Expenses....................................  $   15,000.00
Accounting Fees & Expenses...................................  $   25,000.00
Blue Sky Fees & Expenses.....................................  $    5,000.00
Rating Agency Fees...........................................  $  125,000.00
Miscellaneous ...............................................  $    5,000.00

Total         ...............................................  $  275,278.00
                                                             ===============

--------------------


ITEM 15.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         Article Tenth of the Registrant's Articles of Association provides for indemnification of directors and officers of the Registrant as follows:

         Article Tenth. (a) This Association shall indemnify, to the full extent permitted or authorized by the Ohio General Corporation Law as it may from time to time be amended, any person made or threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative, by reason of the fact that he is or was a director, officer, or employee of this Association, or is or was serving at the request of this Association as a director, trustee, officer, or employee of another association, corporation, partnership, joint venture, trust, or other enterprise; in the case of a person serving at the request of this Association, such request shall be evidenced by a resolution of the Board of Directors or a duly-authorized committee thereof or by a writing executed by an officer of this Association pursuant to a resolution of the Board of Directors or a duly-authorized committee thereof. In the case of a merger into this Association of a constituent association which, if its separate existence had continued, would have been required to indemnify directors, officers, or employees in specified situations prior to the merger, any person who served as a director, officer, or employee of the constituent association, or served at the request of the constituent association as a director, trustee, officer, or employee of another association, corporation, partnership, joint venture, trust, or other enterprise, shall be entitled to indemnification by this Association (as the surviving association) for acts, omissions, or other events or occurrences prior to the merger to the same extent he would have been entitled to indemnification by the constituent association if its separate existence had continued. The indemnification provided by this Article Tenth shall not be deemed exclusive of any other rights to which any person seeking indemnification may be entitled by law or under these Articles or the Bylaws, or any agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, trustee, officer, or employee and shall inure to the benefit of the heirs, executors, and administrators of such a person.

          (b) Notwithstanding division (a) of this Article Tenth, no director, officer, or employee of this Association shall be indemnified against expenses, including attorneys' fees, penalties or other payments incurred in an administrative proceeding or action instituted by the Comptroller of the Currency or other appropriate bank regulatory agency when such proceeding or action results in a final order assessing civil money penalties against, or requiring affirmative action of, such director, officer, or employee in the form of payments to this Association.

          (c) This Association may purchase and maintain insurance or furnish similar protection, including but not limited to trust funds, letters of credit, or self-insurance on behalf of or for any person who is or was a director, officer, employee, or agent of this Association, or is or was serving at the request of this Association as a director, trustee, officer, employee, or agent of another association, corporation, partnership, joint venture, trust, or other enterprise, against any liability asserted against him and incurred by him in any capacity, or arising out of his status as such, whether or not this Association would have the power to indemnify him against liability under the provisions of this Article Tenth or of the Ohio General Corporation Law; provided, however, such insurance shall explicitly exclude insurance coverage for a formal order assessing civil money penalties against a director, officer, or employee of this Association as a result of an administrative proceeding or action instituted by the Comptroller of the Currency or other appropriate bank regulatory agency. Insurance may be purchased from or maintained with a person in which this Association has a financial interest.

          (d) Expenses (including attorney's fees) incurred by a director in defending any action, suit, or proceeding referred to in division (a) of this Article Tenth commenced or threatened against the director for any action or failure to act as a director shall be paid by this Association, as they are incurred, in advance of final disposition of the action, suit, or proceeding upon receipt of an undertaking by or on behalf of the director in which he agrees both (i) to repay the amount if it is proved by clear and convincing evidence in a court of competent jurisdiction that his action or failure to act involved an act or omission undertaken with deliberate intent to cause injury to this Association or undertaken with reckless disregard for the best interests of this Association and (ii) to reasonably cooperate with this Association concerning the action, suit, or proceeding. The provisions of this paragraph shall not apply if the only liability asserted against the director in such action, suit, or proceeding is for (i) the payment of a dividend or distribution, or the making of a distribution of assets to shareholders, or the purchase or redemption of this Association's own shares, contrary in any such case of law or these Articles of Association, or (ii) a distribution of assets to shareholders during the winding up of the affairs of the Association, on dissolution or otherwise, without the payment of all known obligations of the Association, or without making adequate provision therefor.

         Expenses (including attorney's fees) incurred by a director (to the extent the expenses are not required to be advanced pursuant to the preceding paragraph), officer, or employee in defending any action, suit, or proceeding referred to in division (a) of this Article Tenth may be paid by this Association, as they are incurred, in advance of final disposition of the action, suit, or proceeding, as authorized by the Board of Directors in the specific case, upon receipt of an undertaking by or on behalf of the director, officer, or employee to repay the amount if it is ultimately determined that he is not entitled to be indemnified by this Association.

          (e) Notwithstanding division (d) of this Article Tenth, expenses, including attorneys' fees, incurred by a present or former director, officer, or employee of this Association in defending an administrative proceeding or action instituted by the Comptroller of the Currency or other appropriate bank regulatory agency that seeks a final order assessing civil money penalties or requiring affirmative action by an individual or individuals in the form of payments to this Association, may be paid by this Association as they are incurred in advance of the final disposition of the action, suit, or proceeding, only in the event that:

         (i) the Board of Directors of this Association, in good faith, determines in writing that all of the following conditions are met:

              (A) the director, officer, or employee has a substantial likelihood of prevailing on the merits;

              (B) in the event the director, officer, or employee does not prevail, he will have the financial capability to reimburse this Association;

              (C) all applicable laws and regulations affecting loans to the director, officer, or employee will be complied with in the event reimbursement is required;

              (D) payment of expenses by this Association will not adversely affect this Association's safety and soundness; and

         (ii) the director, officer, or employee enters into an agreement with this Association to repay such amount if:

              (A) such administrative proceeding or action instituted by the Comptroller of the Currency or other appropriate bank regulatory agency results in a final order assessing civil money penalties against, or requiring affirmative action of, such director, officer, or employee in the form of payments to this Association; or

              (B) the Board of Directors of this Association finds that the director, officer, or employee willfully misrepresented factors relevant to the Board of Directors' determination of conditions (A) or (B) set forth in (i), above.

If at any time the Board of Directors of this Association believes that any of the conditions set forth in (i) above are no longer met, such expenses will no longer be paid by this Association.

          (f) Notwithstanding divisions (a) through (e) of this Article Tenth, all of the provisions of this Article Tenth are subject to the authority of the Office of the Comptroller of the Currency to direct a modification of a specific indemnification by a national bank through appropriate administrative action.



ITEM 16. EXHIBITS.

         1.1      Form of Underwriting Agreement.*
         3.1      Articles of Association of the Registrant.
         3.2      Bylaws of the Registrant.
         4.1      Form of Pooling and Servicing Agreement.*
         4.2      Form of Sale and Servicing Agreement.*
         4.3      Form of Trust Agreement.*
         4.4      Form of Indenture.*
         5.1 Opinion of Brown & Wood LLP as to legality of the Securities. (including consent of such firm).*
         8.1 Opinion of Brown & Wood LLP as to certain tax matters. (including consent of such firm).*
         10.1     Form of Mortgage Loan Purchase Agreement.*
         23.1     Consent of Brown & Wood LLP (included in exhibits 5.1 and
                  8.1 hereof).*
         24.1     Powers of Attorney.
-------------
* To be filed by amendment.

To be filed by amendment.

ITEM 17.  UNDERTAKINGS.

         (a) The undersigned registrant hereby undertakes:

              (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                    (i) To include any prospectus required by Section 10(a)(3)
              of the Securities Act of 1933;

                    (ii) To reflect in the prospectus any facts or events
              arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high and of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

                    (iii) To include any material information with respect to
              the plan of distribution not previously disclosed in the registration statement or any material change of such information in the registration statement.

              (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

              (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

         (c) The undersigned registrant hereby undertakes to provide to the underwriter at the closing specified in the underwriting agreements, certificates in such denominations and registered in such names as required by the underwriter to permit prompt delivery to each purchaser.

         (d) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         (e) The undersigned Registrant hereby undertakes to file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of Section 310 of the Trust Indenture Act in accordance with the rules and regulations prescribed by the Commission under
Section 305(b)(2) of the Act.

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 1st day of July, 1999.

                        KEYBANK NATIONAL ASSOCIATION


                         By: /s/ Daniel R. Stolzer
                             Name: Daniel R. Stolzer
                             Title: Senior Vice President and Associate General
Counsel


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                                   Title                                                Date


                  *                         President, Chief Executive Officer                   July 1, 1999
Gary R. Allen                               (principal executive officer) and Director

                  *                         Chief Financial Officer (principal financial and     July 1, 1999
------------------------------------
Kevin P. Riley                              accounting officer) and Director

                  *                         Director                                             July 1, 1999
------------------------------------
Patrick V. Auletta


                  *                         Director                                             July 1, 1999
------------------------------------
James S. Bingay


                  *                         Director                                             July 1, 1999
------------------------------------
Michael A. Butler


                  *                         Director                                             July 1, 1999
------------------------------------
Linda A. Grandstaff


                  *                         Director                                             July 1, 1999
------------------------------------
Allen J. Gula, Jr.


                  *                         Director                                             July 1, 1999
------------------------------------
Carl C. Heintel, Jr.


                  *                         Director                                             July 1, 1999
------------------------------------
Robert G. Jones

                  *                         Director                                             July 1, 1999
------------------------------------
Daniel E. Klimas


                  *                         Director                                             July 1, 1999
------------------------------------
Jack L. Kopnisky

                  *                         Director                                             July 1, 1999
------------------------------------
John H. Mancuso

                  *                         Director                                             July 1, 1999
------------------------------------
Bruce D. Murphy

                  *                         Director                                             July 1, 1999
------------------------------------
K. Brent Somers

                  *                         Director                                             July 1, 1999
------------------------------------
Kenton A. Thompson


* By:/s/ Daniel R. Stolzer                 Attorney-in-Fact                                     July 1, 1999
    ------------------------               under Power of Attorney
       Daniel R. Stolzer
       Attorney-in-Fact

                                 EXHIBIT INDEX
                                 =============

Exhibit
No.        Description of Exhibit
-------    ----------------------
1.1        Form of Underwriting Agreement.*
3.1        Articles of Association of the Registrant.
3.2        Bylaws of the Registrant.
4.1        Form of Pooling and Servicing Agreement.*
4.2        Form of Sale and Servicing Agreement.*
4.3        Form of Trust Agreement.*
4.4        Form of Indenture.*
5.1 Opinion of Brown & Wood LLP as to legality of the Securities (including consent of such firm).*
8.1 Opinion of Brown & Wood LLP as to certain tax matters (including consent of such firm).*
10.1       Form of Mortgage Loan Purchase Agreement.*
23.1 Consent of Brown & Wood LLP (included in exhibits 5.1 and 8.1 hereof).*
24.1       Powers of Attorney.

-------------

*  To be filed by amendment.


                                                 EXHIBIT 3.1

                         KEYBANK NATIONAL ASSOCIATION

                            ARTICLES OF ASSOCIATION

     First. The title of this Association shall be KeyBank National
     -----
Association.

     Second. The main office of this Association shall be in Cleveland,
     ------
Cuyahoga County, Ohio. The general business of this Association shall be conducted at its main office and its branches.

     Third. The Board of Directors of this Association shall consist of not
     -----
less than five nor more than twenty-five members, the exact number of Directors within such minimum and maximum limits to be fixed and determined from time to time by resolution of a majority of the full Board of Directors or by resolution of the shareholders at any annual or special meeting thereof. In accordance with 12 U.S.C. Section 72, each director, during the full term of his or her directorship, shall own in his or her own right either shares of capital stock of the Association the aggregate par value of which is not less than $1,000 or an equivalent interest, as determined by the Comptroller of the Currency, in any company which has control over the Association within the meaning of 12 U.S.C. Section 1841. Unless otherwise provided by the laws of the United States, any vacancy in the Board of Directors for any reason, including an increase in the number thereof, may be filled by action of the Board of Directors.

     Fourth. The annual meeting of the shareholders for the election of
     ------
Directors and the transaction of whatever other business may be brought before said meeting shall be held at the main office or such other place as the Board of Directors may designate, on the day of each year specified therefor in the Bylaws, but if no election is held on that day, it may be held on any subsequent day according to the provisions of law, and all elections shall be held according to such lawful regulations as may be prescribed by the Board of Directors.

     Fifth. The amount of authorized capital stock of this Association shall
     -----
be $341,915,000 divided into 3,419,150 shares of common stock, par value $100 each per share, but such capital stock may be increased or decreased from time to time, in accordance with the provisions of the laws of the United States.

     No holder of shares of capital stock of any class of this Association shall have any pre-emptive or preferential right of subscription to any shares of any class of stock of this Association, whether now or hereafter authorized, or to any obligations convertible into stock of this Association, issued or sold, nor any right of subscription to any thereof other than such, if any, as the Board of Directors, in its discretion, may from time to time determine and at such price as the Board of Directors may from time to time fix.

     This Association, at any time and from time to time, may authorize and issue debt obligations, whether or not subordinated, without the approval of shareholders.

     Sixth. The Board of Directors shall appoint one of its members President
     -----
of this Association, who shall be Chairman of the Board, unless the Board appoints another Director to be the Chairman. The Board of Directors shall have the power to appoint one or more Vice Presidents and such other officers and employees as may be required to transact the business of this Association.

     The Board of Directors shall have the power to define the duties of the officers and employees of this Association; to fix the salaries to be paid to them; to dismiss them; to require bonds from them and to fix the penalty thereof; to regulate the manner in which any increase of the capital of this Association shall be made; to manage and administer the business and affairs of this Association; to make all Bylaws that it may be lawful for them to make; and generally to do and perform all acts that it may be legal for a Board of Directors to do and perform.

     Seventh. The Board of Directors shall have the power to change the
     -------
location of the main office of this Association to any authorized branch location within the limits of Cleveland without the approval of the shareholders but with written notice to the Comptroller of the Currency, or, with a vote of shareholders owning at least two-thirds of the stock of this Association for a relocation outside such limits and upon receipt of approval from the Comptroller of the Currency, to any other location within or outside the limits of Cleveland, but not more than thirty miles beyond such limits. The Board of Directors shall have the power to establish or change the location of any branch or branches of this Association to any other location permitted under applicable law, without approval of the shareholders, subject to the approval by the Comptroller of the Currency.

     Eighth. The corporate existence of this Association shall continue until
     ------
terminated in accordance with the laws of the United States.

     Ninth. The Board of Directors of this Association, or any shareholders
     -----
owning, in the aggregate, not less than 10 percent (10%) of the stock of this Association, may call a special meeting of shareholders at any time. Unless otherwise provided by the laws of the United States, a notice of time, place, and purpose of every annual and special meeting of the shareholders shall be given by first-class mail, postage prepaid, mailed at least ten days prior to the date of such meeting to each shareholder of record at his address as shown upon the books of this Association, except as to any shareholder who has specifically waived notice of such meeting.

     Tenth. (a) This Association shall indemnify, to the full extent permitted
     -----
or authorized by the Ohio General Corporation Law as it may from time to time be amended, any person made or threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative, by reason of the fact that he is or was a director, officer, or employee of this Association, or is or was serving at the request of this Association as a director, trustee, officer, or employee of another association, corporation, partnership, joint venture, trust, or other enterprise; in the case of a person serving at the request of this Association, such request shall be evidenced by a resolution of the Board of Directors or a duly-authorized committee thereof or by a writing executed by an officer of this Association pursuant to a resolution of the Board of Directors or a duly-authorized committee thereof. In the case of a merger into this Association of a constituent association which, if its separate existence had continued, would have been required to indemnify directors, officers, or employees in specified situations prior to the merger, any person who served as a director, officer, or employee of the constituent association, or served at the request of the constituent association as a director, trustee, officer, or employee of another association, corporation, partnership, joint venture, trust, or other enterprise, shall be entitled to indemnification by this Association (as the surviving association) for acts, omissions, or other events or occurrences prior to the merger to the same extent he would have been entitled to indemnification by the constituent association if its separate existence had continued. The indemnification provided by this Article Tenth shall not be deemed exclusive of any other rights to which any person seeking indemnification may be entitled by law or under these Articles or the Bylaws, or any agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, trustee, officer, or employee and shall inure to the benefit of the heirs, executors, and administrators of such a person.

     (b) Notwithstanding division (a) of this Article Tenth, no director, officer, or employee of this Association shall be indemnified against expenses, including attorneys' fees, penalties or other payments incurred in an administrative proceeding or action instituted by the Comptroller of the Currency or other appropriate bank regulatory agency when such proceeding or action results in a final order assessing civil money penalties against, or requiring affirmative action of, such director, officer, or employee in the form of payments to this Association.

     (c) This Association may purchase and maintain insurance or furnish similar protection, including but not limited to trust funds, letters of credit, or self-insurance on behalf of or for any person who is or was a director, officer, employee, or agent of this Association, or is or was serving at the request of this Association as a director, trustee, officer, employee, or agent of another association, corporation, partnership, joint venture, trust, or other enterprise, against any liability asserted against him and incurred by him in any capacity, or arising out of his status as such, whether or not this Association would have the power to indemnify him against liability under the provisions of this Article Tenth or of the Ohio General Corporation Law; provided, however, such insurance shall explicitly exclude insurance coverage for a formal order assessing civil money penalties against a director, officer, or employee of this Association as a result of an administrative proceeding or action instituted by the Comptroller of the Currency or other appropriate bank regulatory agency. Insurance may be purchased from or maintained with a person in which this Association has a financial interest.

     (d) Expenses (including attorney's fees) incurred by a director in defending any action, suit, or proceeding referred to in division (a) of this Article Tenth commenced or threatened against the director for any action or failure to act as a director shall be paid by this Association, as they are incurred, in advance of final disposition of the action, suit, or proceeding upon receipt of an undertaking by or on behalf of the director in which he agrees both (i) to repay the amount if it is proved by clear and convincing evidence in a court of competent jurisdiction that his action or failure to act involved an act or omission undertaken with deliberate intent to cause injury to this Association or undertaken with reckless disregard for the best interests of this Association and (ii) to reasonably cooperate with this Association concerning the action, suit, or proceeding. The provisions of this paragraph shall not apply if the only liability asserted against the director in such action, suit, or proceeding is for (i) the payment of a dividend or distribution, or the making of a distribution of assets to shareholders, or the purchase or redemption of this Association's own shares, contrary in any such case of law or these Articles of Association, or (ii) a distribution of assets to shareholders during the winding up of the affairs of the Association, on dissolution or otherwise, without the payment of all known obligations of the Association, or without making adequate provision therefor.

     Expenses (including attorney's fees) incurred by a director (to the extent the expenses are not required to be advanced pursuant to the preceding paragraph), officer, or employee in defending any action, suit, or proceeding referred to in division (a) of this Article Tenth may be paid by this Association, as they are incurred, in advance of final disposition of the action, suit, or proceeding, as authorized by the Board of Directors in the specific case, upon receipt of an undertaking by or on behalf of the director, officer, or employee to repay the amount if it is ultimately determined that he is not entitled to be indemnified by this Association.

     (e) Notwithstanding division (d) of this Article Tenth, expenses, including attorneys' fees, incurred by a present or former director, officer, or employee of this Association in defending an administrative proceeding or action instituted by the Comptroller of the Currency or other appropriate bank regulatory agency that seeks a final order assessing civil money penalties or requiring affirmative action by an individual or individuals in the form of payments to this Association, may be paid by this Association as they are incurred in advance of the final disposition of the action, suit, or proceeding, only in the event that:

          (i) the Board of Directors of this Association, in good faith, determines in writing that all of the following conditions are met:

               (A) the director, officer, or employee has a substantial likelihood of prevailing on the merits;

               (B) in the event the director, officer, or employee does not prevail, he will have the financial capability to reimburse this Association;

               (C) all applicable laws and regulations affecting loans to the director, officer, or employee will be complied with in the event reimbursement is required;

               (D) payment of expenses by this Association will not adversely affect this Association's safety and soundness; and

          (ii) the director, officer, or employee enters into an agreement with this Association to repay such amount if:

               (A) such administrative proceeding or action instituted by the Comptroller of the Currency or other appropriate bank regulatory agency results in a final order assessing civil money penalties against, or requiring affirmative action of, such director, officer, or employee in the form of payments to this Association; or

               (B) the Board of Directors of this Association finds that the director, officer, or employee willfully misrepresented factors relevant to the Board of Directors' determination of conditions (A) or (B) set forth in (i), above.

If at any time the Board of Directors of this Association believes that any of the conditions set forth in (i) above are no longer met, such expenses will no longer be paid by this Association.

     (f) Notwithstanding divisions (a) through (e) of this Article Tenth, all of the provisions of this Article Tenth are subject to the authority of the Office of the Comptroller of the Currency to direct a modification of a specific indemnification by a national bank through appropriate administrative action.

     Eleventh. These Articles of Association may be amended at any regular or
     --------
special meeting of the shareholders by the affirmative vote of the holders of a majority of the stock of this Association, unless the vote of the holders of a greater amount of stock is required by law, and in that case by the vote of the holders of such greater amount.

                                                                   EXHIBIT 3.2

The following Bylaws were adopted on September 16, 1997 by the Board of Directors of KeyBank National Association.

                                   BYLAWS OF
                         KEYBANK NATIONAL ASSOCIATION



                                  ARTICLE I
                            MEETING OF SHAREHOLDERS
                            -----------------------

Section 1. Annual Meeting. The annual meeting of shareholders for the election
---------  --------------
of Directors, and the transaction of whatever other business may properly come before the meeting, shall be held at the main office of the Bank, or such other place authorized by the Board of Directors or the Chairperson of the Board, on the third Wednesday in March of each year, or such other date authorized by the Board of Directors or the Chairperson of the Board. If, for any cause, the election of directors is not held on that day, the Board of Directors shall order the election to be held on some subsequent day, as soon as thereafter as practicable, according to the provisions of law, and notice thereof shall be given in the manner herein provided for the annual meeting.

Section 2. Special Meetings. Except as otherwise specifically provided by
---------  ----------------
statute, special meetings of the shareholders may be called for any purpose at any time by the Chairperson of the Board, the President, the Board of Directors, or by any shareholder or shareholders owning, in the aggregate, not less than ten per centum (10%) of the stock of the Bank.

Section 3. Notice of Meetings. Unless otherwise provided by law, these Bylaws,
---------  ------------------
or the Articles of Association, a notice of the time, place, and purpose of every annual meeting and every special meeting of the shareholders shall be given by first-class mail, postage prepaid, mailed not less than ten days nor more than sixty days prior to the date of such meeting, to each shareholder of record at such shareholder's address as shown upon the books of the Bank. A sole shareholder may waive notice of a shareholder meeting at any time prior to or after the meeting.

Section 4. Proxies. Shareholders may vote at any meeting of the shareholders
---------  -------
by proxies duly authorized in writing, but no officer or employee of this Bank may act as a proxy. Proxies shall be valid only for one meeting, to be specified therein, and any adjournments of such meeting. Proxies shall be dated and shall be filed in the Bank's records. The person appointed as proxy need not be a shareholder. Unless the writing appointing a proxy otherwise provides, the presence at a meeting of the person who appointed a proxy shall not operate to revoke the appointment. Notice to the Bank, in writing or in open meeting, of the revocation of the appointment of a proxy shall not affect any vote or act previously taken or authorized by such proxy.

Section 5. Quorum; Adjournment. Except as may otherwise be provided by law, at
---------  -------------------
any meeting of the shareholders, the holders of shares entitling them to exercise a majority of the voting power of the Bank present in person or by proxy shall constitute a quorum for such meeting; provided, however, that no action required by law to be authorized or taken by a designated proportion of the shares may be authorized or taken by a lesser proportion; provided, further, that, if a quorum is not present, the holders of a majority of the voting shares represented thereat may adjourn such meeting or any adjournment thereof. If any meeting is adjourned, notice of such adjournment need not be given if the time and place to which such meeting is adjourned are fixed and announced at such meeting.

Section 6. Voting Power; Cumulative Voting. In voting on issues at meetings of
---------  -------------------------------
shareholder, except on the election of Directors, each shareholder shall be entitled to one vote for each share of stock held. A majority of votes cast shall decide each issue submitted to the shareholders at any meeting, except in cases where by law or by the Articles of Association a larger vote is required. In all elections of Directors, each shareholder shall have the right to vote the number of shares owned by such shareholder for as many persons as there are Directors to be elected, or to cumulate such shares and give one candidate as many votes as the number of Directors multiplied by the number of such shareholder's shares shall equal, or to distribute them on the same principle among as many candidates as such shareholder chooses.

Section 7. Record of Shareholders and Votes. At any meeting of the
---------  --------------------------------
shareholders, a record showing the names of shareholders present and the number of shares of stock held by each, the names of shareholders represented by proxy and the number of shares held by each, and the names of the proxies shall be made. This record also shall show the number of shares voted on each action taken, including the number of shares voted for each candidate for the Board of Directors. This record shall be included in the minute book of the Bank.

                                  ARTICLE II
                              BOARD OF DIRECTORS
                              ------------------

Section 1. Authority. The Board of Directors shall have power to manage and
---------  ---------
administer the business and affairs of the Bank. Except as expressly limited by law, all corporate powers of the Bank shall be vested in and exercised by or under the authority of the Board of Directors.

Section 2. Number. The Board of Directors shall consist of not less than five
---------  ------
nor more than twenty-five members; the exact number within such minimum and maximum limits shall be fixed and determined from time to time by resolution of a majority of the full Board of Directors or by resolution of the shareholders at any meeting thereof; provided, however, that a majority of the full Board of Directors may not increase the number of Directors to a number which exceeds by more than: (i) two the number of Directors last fixed and determined by the shareholders where such number was fifteen or less, or (ii) four the number of Directors last fixed and determined by the shareholders where such number was sixteen or more.

Section 3. Election of Directors; Vacancies. The Directors shall be elected at
---------  --------------------------------
each annual meeting of shareholders or at a special meeting called for the purpose of electing Directors. Any vacancy or vacancies occurring in the Board of Directors, including vacancies created by an increase in the numbers of Directors, shall be filled by appointment by the remaining Directors at any regular or special meeting of the Board or by the shareholders at any meeting thereof, and any Director or Directors so appointed shall hold office until the next election. Each person elected or appointed a Director must take the oath of such office in the form prescribed by the Comptroller of the Currency. No person elected or appointed a Director shall exercise the functions of such office until he or she has taken such oath. The Bank shall transmit evidence of such oath or oaths to the Comptroller of the Currency.

Section 4. Term of Office; Resignations. Directors shall hold office until the
---------  ----------------------------
next annual meeting of shareholders or until their successors are elected and have qualified, or until their earlier resignation, removal from office, or death. Any Director may resign at any time by oral statement to that effect made at a meeting of the Board of Directors, or in a writing to that effect delivered to the Secretary or an Assistant Secretary of the Bank; such resignation shall take effect immediately or at such other time as the Director may specify at such meeting or in such writing. At a meeting of shareholders called expressly for that purpose, any director or the entire Board of Directors may be removed, with or without cause, by a vote of the holders of a majority of the shares then entitled to vote at an election of directors. If permitted by law, the majority of the Board of Directors may remove a director for cause.

Section 5. Organization Meeting. Following the annual meeting of shareholders,
---------  --------------------
the Directors-elect shall hold an organization meeting of the purpose of appointing officers and transacting such other business as properly may come before the meeting. Such organization meeting shall be held on the day of the election or as soon thereafter as practicable and, in any event, within thirty days thereof. Notice of such meeting need to be given if held on the day of the election.

Section 6. Regular Meetings. Regular meetings of the Board of Directors shall
---------  ----------------
be held, without notice, on the third Wednesday of each March, June, September, and December, at the main office of the Bank or at such other times and places authorized by the Board of Directors, the Chairperson of the Board, the President, or the Secretary. When any regular meeting of the Board falls upon a holiday, the meeting shall be held on the next banking business day unless the Board shall designate some other day.

Section 7. Special Meetings. Special meetings of the Board of Directors may be
---------  ----------------
called by the Chairperson of the Board, by the President, by the Secretary, or at the request of two or more Directors. Notice of special meetings, stating the time and place thereof, shall be given in person or by mailing, telephoning, or telegraphing such notice at least 24 hours prior to the meeting; provided, however, that attendance of any director at such meeting without protesting, prior to or at the commencement of the meeting, the lack of proper notice, shall be deemed a waiver by such Director of notice of such meeting. Notice of a meeting may be waived in writing or by telegram either before or after such meeting. Unless otherwise indicated in the notice of meeting, any business may be transacted at such meeting.

Section 8. Quorum; Adjournment. A quorum of the Board of Directors shall
---------  -------------------
consist of a majority of the Directors then in office; provided that a majority of the Directors then present at a meeting duly held, whether or not a quorum is present, may adjourn such meeting from time to time. If any meeting is adjourned, notice of such adjournment need not be given if the time and place to which such meeting is adjourned are fixed and announced at such meeting. At each meeting of the Board of Directors at which a quorum is present, all issues shall be determined by a majority vote of those present except as otherwise expressly provided in these Bylaws or by law. A Director cannot vote or otherwise act by proxy at a meeting of the Board of Directors.

                                 ARTICLE III
                                   OFFICERS
                                   --------

Section 1. Election and Designation of Officers. The Board of Directors shall
---------  ------------------------------------
elect or appoint a Chairperson of the Board, a President, one or more Vice presidents, a Secretary, and such other officers as the Board may deem necessary all with such titles, authorities, and duties as the Board of Directors may from time to time determine. The Chairperson of the Board and the President shall be members of the Board of Directors. The Board of Directors may delegate the authority to appoint and dismiss officers to officers of the Bank or to a committee composed of such officers. Any two or more offices may be held by the same person, but no officer shall execute, acknowledge, or verify any instrument in more than one capacity if the instrument is required to be executed, acknowledged, or verified by two or more officers.

Section 2. Term of Office; Vacancies. The officers of the Bank shall hold
---------  -------------------------
office until their successors are elected or appointed and qualified, except in the case of resignation, dismissal or removal from office, or death. The Board of Directors may dismiss or remove any officer at any time, with or without cause, by a majority vote of the Directors then in office, without prejudice to the contract rights of such officer; an election or appointment of an officer shall not of itself create any contract rights. Any vacancy in any office may be filled in the manner provided herein for the election or appointment of office. The Board of Directors is not required to annually elect or appoint officers.

Section 3. Chairperson. The Chairperson of the Board shall preside at all
---------  -----------
meetings of shareholders and the Board of Directors. In the absence of, or at the direction of, the Chairperson of the Board, the President, or such other Director designated by the Chairperson of the Board, shall preside at a meeting of the shareholders or the Board of Directors, as the case may be.

Section 4. President. The President shall have general executive powers over
---------  ---------
the management and business of the Bank, subject to the direction of the Board of Directors and Chairperson of the Board.

Section 5. Vice Presidents. Each Vice president shall have such powers and
---------  ---------------
duties as may be assigned to him or her by the Board of Directors or as otherwise provided for herein; the Board of Directors may authorize one of the Vice Presidents to perform the duties of the President in the President's absence or if the President is unable to act.

Section 6. Secretary. The Board of Directors shall appoint a Secretary or
---------  ---------
other designated officer who shall be Secretary of the Board and of the Bank. The secretary shall give or provide for giving of all notices required by law or these Bylaws to be given, shall be custodian of the corporate seal, records, documents, and papers of the Bank, shall keep accurate minutes of all meetings covered by these Bylaws, and shall perform such other duties as may be assigned from time to time by the Board of Directors.

Section 7. Duties of Officers. The officers of the Corporation shall have such
---------  ------------------
authority and perform such duties as are customarily incident to their respective offices, or as may be determined by the Board of Directors, regardless of whether such authority and duties are customarily incident to such offices.

                                  ARTICLE IV
                                  COMMITTEES
                                  ----------

Section 1. Executive Committee. The Board of Directors may appoint an
---------  -------------------
Executive Committee which shall consist of the Chairperson of the Board and not less than two other Directors. Each member of the Board of Directors who is not a member of the Committee shall be an alternate and, at the request of the officer who is to preside at the meeting, may serve in the place of any regular member who is unable to attend a committee meeting for any reason. The Chairperson of the Board shall preside at all meetings of the Committee; if such officer is absent, another Committee member shall preside.

Section 2. Powers of Executive Committee. The Executive Committee shall have
---------  -----------------------------
and may exercise, as far as permitted by law, all the powers and authority of the Board of Directors and other committees of the Board of Directors between meetings of such Board or such committees.

Section 3. Other Committees. The Board of Directors may, by resolutions
---------  ----------------
adopted by a majority of the full Board, establish one or more other committees; each committee shall consist of three or more members of the Board of Directors which, to the extent provided in such resolution or resolutions or in these Bylaws, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the Bank and may have the power to authorize the seal of the Bank to be affixed to all papers which may require it. Such committee or committees shall have such name or names as may be stated in these Bylaws or as may be determined from time to time by resolution adopted by the Board of Directors. The Board of Directors may designate one or more directors as alternate members of any committee, who may serve in the place of any regular member who is unable to attend a committee meeting for any reason. Each committee shall keep regular minutes of its meetings and present such minutes for review to the Board of Directors.

Section 4. Notice of Meetings. Meetings of the Board committees shall be held
---------  ------------------
at the principal office of the Bank in the City of Cleveland, or at such other place as may be designated in the notice of the meeting at any time upon call by the Chairperson of the Board, the President, the Secretary or the Chairperson of the Committee. Notice of each such meeting shall be given to each member of the Committee in person or by mailing, telephoning, or telegraphing such notice at least 24 hours prior to the meeting; provided, however, that attendance by any Director at such meeting, without protesting prior to or at the commencement of such meeting, the lack of proper notice shall be deemed a waiver by such Director of the notice of such meeting. Notice of the meeting may be waived in writing or by telegram by any member either before or after such meeting. Unless otherwise indicated in the notice of the meeting, any business may be transacted at such meeting.

                                  ARTICLE V
                                 RECORD DATES
                                 ------------

The Board of Directors may fix, or authorize the Chairperson of the Board or the President to fix, a record date for any lawful purpose. The record date for the purpose of the determination of the shareholders who are entitled to receive notice of or to vote at a meeting of shareholders shall continue to be the record date for all adjournments of such meeting. The Board of Directors may close the share transfer books against transfer of shares during the whole or any part of the period provided for in this Article, including the date of the meeting of shareholders and the period ending with the date, if any, to which the meeting is adjourned.

                                  ARTICLE VI
                            CERTIFICATES FOR SHARES
                            -----------------------

Section 1. Form of Certificates and Signatures. Each holder of shares shall be
---------  -----------------------------------
entitled to one or more certificates signed by the Chairperson of the Board, the President or a Vice President, and by the Secretary or an Assistant Secretary. The signature of any of such officers of the Bank may be a facsimile, engraved, stamped, or printed. In case any such officer whose legal or facsimile signature has been placed upon such certificate ceases to be such officer before the certificate is delivered, such certificate nevertheless shall be effective in all respects when delivered.

Section 2. Transfer of Shares. Shares of the Bank shall be transferable upon
---------  ------------------
the books of the Bank by the holders thereof, in person, or by a duly authorized attorney, upon surrender and cancellation of certificates for a like number of shares of the same class, with duly executed assignment and power of transfer endorsed thereon or attached thereto, and with such proof of the authenticity of such signatures to such certificates and power of transfer as the Bank or its agents may reasonably require.

Section 3. Corporate Seal. The following is an impression of the seal adopted
---------  --------------
by the Board of Directors of the Bank.


                               (to be inserted)



Any officer shall have authority to affix the corporate seal to any document requiring such seal and to attest the same. Failure to affix the seal to any instrument executed on behalf of the Bank shall not affect the validity of such instrument unless such action is required by law.

                                 ARTICLE VII
                                 BANKING HOURS
                                 -------------

The main office and branch offices of the Bank shall be open for business upon such days of the year and for such hours as the Board of Directors or the officers of the Bank may from time to time determine.

                                 ARTICLE VIII
                                 MISCELLANEOUS
                                 -------------

Section 1. Fiscal Year. The fiscal year of the Bank shall be the calendar
---------  -----------
year. ------------------ -----------

Section 2. Definitions. The word "person" wherever used in these Bylaws shall
---------  -----------
be taken to mean and include individuals, partnerships, associations, and corporations when the text so requires. "Vice President", as used in these Bylaws, shall include Vice Chairperson and such titles as Senior Executive Vice President, Executive Vice President, and Senior Vice President. Words of the singular number shall be taken to include the plural and those of the plural number shall be taken to include the singular whenever appropriate.

Section 3. Execution of Instruments. The Chief Executive Officer may from time
---------  ------------------------
to time prescribe in writing the authority of the officers, employees, and agents of the Bank with respect to the making, execution, and delivery in the name and on behalf of the Bank of documents and instruments in writing necessary to the transaction of its business, whether in a fiduciary capacity or otherwise, and with respect to the approval orally, or by conduct other than signing of agreements, of transactions in the name and on behalf of the Bank necessary to the carrying out of the business of the Bank; provided, however, that if the Chief Executive Officer fails to take such action, the Board of Directors shall, by resolution, establish such authorities in writing. Where any such resolution or any such writing has been certified by the Secretary or an Assistant Secretary as to its full force and effect, any instrument executed or transaction effected in conformity with such resolution or such writing may be relied upon by any person. Authority granted to officers, employees, and agents of the Bank, pursuant to this Section 3 shall apply to all documents, instruments, and conduct relating to any entity for which the Bank is a successor in interest, whether by merger or otherwise.

Section 4. Use of Communications Equipment at Meetings. Members of the Board
---------  -------------------------------------------
of Directors may participate in regular or special meetings of the Board of Directors, and members of committees appointed by the Board of Directors may participate in regular or special meetings of those committees, through use of conference telephone or similar communications equipment, as long as all members participating in such meeting can hear one another.

Section 5. Action Without a Meeting. Any action which may be taken at a
---------  ------------------------
meeting of the Bank's shareholders, Board of Directors, or committee of the Board of Directors, may be taken without a meeting by the unanimous vote of approval of, and in a writing or writings signed by, all of the Bank's shareholders, Directors, or committee members, respectively, entitled to notice of such meeting; such writing or writings shall be included in the minute book of the Bank.

Section 6. Waivers of Notice. Any Director may waive the giving of any notice
---------  -----------------
required to be given to him or her under these Bylaws before or after the time when such notice may be required to be given.

Section 7. Telegram. Any action required or permitted to be taken hereunder by
---------  --------
telegram may be taken by telex, fax, or similar communication equipment.

Section 8. Records. The Articles of Association, these Bylaws, and the
---------  -------
proceedings of all meetings of the shareholders, the Board of Directors, and committees of the Board, shall be recorded in appropriate minute books provided for that purpose. The minutes of each meeting shall be signed by the Secretary, an Assistant Secretary, or other officer appointed to act as secretary of the meeting.

Section 9. Ohio Law. To the extent not inconsistent with applicable Federal
---------  --------
banking statutes and regulations, the Bank shall follow the corporate governance procedures set forth in the Ohio General Corporation Law as it may be amended from time to time.

Section 10. Interest Rates and Assessments and Loans. The Bank may assess and
----------  ----------------------------------------
collect from borrowers interest at any rate agreed upon by the Bank and the borrower as specified in the loan agreement. In addition to such interest, the Bank may assess and collect any dues, fines, premiums, or other assessments on loans made in such amount as may be agreed upon in the loan agreement, including, but not limited to, the following: origination fees; guarantee fees or charges for any insurance protecting a creditor against a borrower's default or other credit loss; late, default, or delinquency charges; deferment charges; annual or other periodic membership fees; charges for returned checks and other forms of payment; overlimit charges; cash advance fees; stop payment fees; ATM, electronic, or similar interchange access fees; transaction fees; currency conversion charges; fees for replacement of credit cards, access checks, or other access devices; minimum charges; research charges; charges for providing documentation or other evidence; credit, property, or other types of insurance premiums, including premiums for insurance in lieu of perfecting a security interest; collection costs; court costs; attorney's fees; application fees; credit report fees; investigation fees; commitment fees; finder's fees; broker fees; assumption fees; processing fees; credit report fees; investigation fees; points; survey and appraisal fees; title examination and report fees; title insurance premiums; abstract of title fees; escrow fees; trustee fees; official fees and taxes; filing and recording fees; fees for taking or releasing a security interest; document preparation and notarization fees; prepayment fees.

                                  ARTICLE IX
                                  AMENDMENTS
                                  ----------

These Bylaws may be amended, altered, or repealed, at any regular or special meeting of the Board of Directors, by a vote of a majority of the whole number of the Directors or by the shareholders by the affirmative vote of the holders of shares entitling them to exercise a majority of the voting power of the Bank.









                                                                  Exhibit 24.1


                               POWER OF ATTORNEY

         The undersigned director, officer, or director and officer of KeyBank National Association, a national banking association (the "Bank"), which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement with respect to the issuance of up to $1,750,000,000 in securities by one or more Trusts, to be established by the Bank in connection with the securitization of certain mortgage loans originated or acquired from time to time by the Bank, hereby constitutes and appoints Craig T. Platt, Michael W. Dvorak, Forrest F. Stanley and Daniel R. Stolzer, and each of them, as his attorney, with full power of substitution and resubstitution, for and in his or her name, place, and stead, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, supplements, prospectuses and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand at Cleveland, Ohio this 26th day of May, 1999.

                                                     /s/  Gary R. Allen
                                                     -------------------------
                                                     Name:  Gary R. Allen

                               POWER OF ATTORNEY

         The undersigned director, officer, or director and officer of KeyBank National Association, a national banking association (the "Bank"), which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement with respect to the issuance of up to $1,750,000,000 in securities by one or more Trusts, to be established by the Bank in connection with the securitization of certain mortgage loans originated or acquired from time to time by the Bank, hereby constitutes and appoints Craig T. Platt, Michael W. Dvorak, Forrest F. Stanley and Daniel R. Stolzer, and each of them, as his attorney, with full power of substitution and resubstitution, for and in his or her name, place, and stead, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, supplements, prospectuses and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand at Cleveland, Ohio this 7th day of June, 1999.

                                                      /s/ Patrick V. Auletta
                                                     -------------------------
                                                     Name:  Patrick V. Auletta

                               POWER OF ATTORNEY

         The undersigned director, officer, or director and officer of KeyBank National Association, a national banking association (the "Bank"), which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement with respect to the issuance of up to $1,750,000,000 in securities by one or more Trusts, to be established by the Bank in connection with the securitization of certain mortgage loans originated or acquired from time to time by the Bank, hereby constitutes and appoints Craig T. Platt, Michael W. Dvorak, Forrest F. Stanley and Daniel R. Stolzer, and each of them, as his attorney, with full power of substitution and resubstitution, for and in his or her name, place, and stead, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, supplements, prospectuses and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand at Cleveland, Ohio this 27th day of May, 1999.


                                                      /s/ James S. Bingay
                                                     -------------------------
                                                     Name:  James S. Bingay

                               POWER OF ATTORNEY

         The undersigned director, officer, or director and officer of KeyBank National Association, a national banking association (the "Bank"), which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement with respect to the issuance of up to $1,750,000,000 in securities by one or more Trusts, to be established by the Bank in connection with the securitization of certain mortgage loans originated or acquired from time to time by the Bank, hereby constitutes and appoints Craig T. Platt, Michael W. Dvorak, Forrest F. Stanley and Daniel R. Stolzer, and each of them, as his attorney, with full power of substitution and resubstitution, for and in his or her name, place, and stead, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, supplements, prospectuses and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand at Cleveland, Ohio this 24th day of May, 1999.


                                                     /s/ Michael A. Butler
                                                     -------------------------
                                                     Name:  Michael A. Butler

                               POWER OF ATTORNEY

         The undersigned director, officer, or director and officer of KeyBank National Association, a national banking association (the "Bank"), which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement with respect to the issuance of up to $1,750,000,000 in securities by one or more Trusts, to be established by the Bank in connection with the securitization of certain mortgage loans originated or acquired from time to time by the Bank, hereby constitutes and appoints Craig T. Platt, Michael W. Dvorak, Forrest F. Stanley and Daniel R. Stolzer, and each of them, as his attorney, with full power of substitution and resubstitution, for and in his or her name, place, and stead, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, supplements, prospectuses and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand at Cleveland, Ohio this 24th day of May, 1999.


                                                     /s/ Linda A. Grandstaff
                                                    -------------------------
                                                    Name:  Linda A. Grandstaff

                               POWER OF ATTORNEY

         The undersigned director, officer, or director and officer of KeyBank National Association, a national banking association (the "Bank"), which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement with respect to the issuance of up to $1,750,000,000 in securities by one or more Trusts, to be established by the Bank in connection with the securitization of certain mortgage loans originated or acquired from time to time by the Bank, hereby constitutes and appoints Craig T. Platt, Michael W. Dvorak, Forrest F. Stanley and Daniel R. Stolzer, and each of them, as his attorney, with full power of substitution and resubstitution, for and in his or her name, place, and stead, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, supplements, prospectuses and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand at Cleveland, Ohio this 3rd day of June, 1999.


                                                      /s/ Allen J. Gula, Jr.
                                                     -------------------------
                                                     Name: Allen J. Gula, Jr.

                               POWER OF ATTORNEY

         The undersigned director, officer, or director and officer of KeyBank National Association, a national banking association (the "Bank"), which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement with respect to the issuance of up to $1,750,000,000 in securities by one or more Trusts, to be established by the Bank in connection with the securitization of certain mortgage loans originated or acquired from time to time by the Bank, hereby constitutes and appoints Craig T. Platt, Michael W. Dvorak, Forrest F. Stanley and Daniel R. Stolzer, and each of them, as his attorney, with full power of substitution and resubstitution, for and in his or her name, place, and stead, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, supplements, prospectuses and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand at Cleveland, Ohio this 24th day of May, 1999.


                                                    /s/ Carl C. Heintel, Jr.
                                                    -------------------------
                                                    Name: Carl C. Heintel, Jr.

                               POWER OF ATTORNEY

         The undersigned director, officer, or director and officer of KeyBank National Association, a national banking association (the "Bank"), which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement with respect to the issuance of up to $1,750,000,000 in securities by one or more Trusts, to be established by the Bank in connection with the securitization of certain mortgage loans originated or acquired from time to time by the Bank, hereby constitutes and appoints Craig T. Platt, Michael W. Dvorak, Forrest F. Stanley and Daniel R. Stolzer, and each of them, as his attorney, with full power of substitution and resubstitution, for and in his or her name, place, and stead, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, supplements, prospectuses and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand at Cleveland, Ohio this 24th day of May, 1999.


                                                     /s/ Robert G. Jones
                                                     -------------------------
                                                     Name:  Robert G. Jones

                               POWER OF ATTORNEY

         The undersigned director, officer, or director and officer of KeyBank National Association, a national banking association (the "Bank"), which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement with respect to the issuance of up to $1,750,000,000 in securities by one or more Trusts, to be established by the Bank in connection with the securitization of certain mortgage loans originated or acquired from time to time by the Bank, hereby constitutes and appoints Craig T. Platt, Michael W. Dvorak, Forrest F. Stanley and Daniel R. Stolzer, and each of them, as his attorney, with full power of substitution and resubstitution, for and in his or her name, place, and stead, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, supplements, prospectuses and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand at Cleveland, Ohio this 24th day of May, 1999.


                                                     /s/  Daniel E. Klimas
                                                     -------------------------
                                                     Name:  Daniel E. Klimas

                               POWER OF ATTORNEY

         The undersigned director, officer, or director and officer of KeyBank National Association, a national banking association (the "Bank"), which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement with respect to the issuance of up to $1,750,000,000 in securities by one or more Trusts, to be established by the Bank in connection with the securitization of certain mortgage loans originated or acquired from time to time by the Bank, hereby constitutes and appoints Craig T. Platt, Michael W. Dvorak, Forrest F. Stanley and Daniel R. Stolzer, and each of them, as his attorney, with full power of substitution and resubstitution, for and in his or her name, place, and stead, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, supplements, prospectuses and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand at Cleveland, Ohio this 26th day of May, 1999.


                                                      /s/ Jack L. Kopnisky
                                                     -------------------------
                                                     Name:  Jack L. Kopnisky

                               POWER OF ATTORNEY

         The undersigned director, officer, or director and officer of KeyBank National Association, a national banking association (the "Bank"), which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement with respect to the issuance of up to $1,750,000,000 in securities by one or more Trusts, to be established by the Bank in connection with the securitization of certain mortgage loans originated or acquired from time to time by the Bank, hereby constitutes and appoints Craig T. Platt, Michael W. Dvorak, Forrest F. Stanley and Daniel R. Stolzer, and each of them, as his attorney, with full power of substitution and resubstitution, for and in his or her name, place, and stead, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, supplements, prospectuses and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand at Cleveland, Ohio this 26th day of May, 1999.


                                                     /s/   John H. Mancuso
                                                     -------------------------
                                                     Name:  John H. Mancuso

                               POWER OF ATTORNEY

         The undersigned director, officer, or director and officer of KeyBank National Association, a national banking association (the "Bank"), which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement with respect to the issuance of up to $1,750,000,000 in securities by one or more Trusts, to be established by the Bank in connection with the securitization of certain mortgage loans originated or acquired from time to time by the Bank, hereby constitutes and appoints Craig T. Platt, Michael W. Dvorak, Forrest F. Stanley and Daniel R. Stolzer, and each of them, as his attorney, with full power of substitution and resubstitution, for and in his or her name, place, and stead, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, supplements, prospectuses and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand at Cleveland, Ohio this 24th day of May, 1999.


                                                     /s/  Bruce D. Murphy
                                                     -------------------------
                                                     Name:  Bruce D. Murphy

                               POWER OF ATTORNEY

         The undersigned director, officer, or director and officer of KeyBank National Association, a national banking association (the "Bank"), which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement with respect to the issuance of up to $1,750,000,000 in securities by one or more Trusts, to be established by the Bank in connection with the securitization of certain mortgage loans originated or acquired from time to time by the Bank, hereby constitutes and appoints Craig T. Platt, Michael W. Dvorak, Forrest F. Stanley and Daniel R. Stolzer, and each of them, as his attorney, with full power of substitution and resubstitution, for and in his or her name, place, and stead, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, supplements, prospectuses and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand at Cleveland, Ohio this 24th day of May, 1999.


                                                     /s/  Kevin P. Riley
                                                     -------------------------
                                                     Name:  Kevin P. Riley

                               POWER OF ATTORNEY

         The undersigned director, officer, or director and officer of KeyBank National Association, a national banking association (the "Bank"), which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement with respect to the issuance of up to $1,750,000,000 in securities by one or more Trusts, to be established by the Bank in connection with the securitization of certain mortgage loans originated or acquired from time to time by the Bank, hereby constitutes and appoints Craig T. Platt, Michael W. Dvorak, Forrest F. Stanley and Daniel R. Stolzer, and each of them, as his attorney, with full power of substitution and resubstitution, for and in his or her name, place, and stead, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, supplements, prospectuses and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand at Cleveland, Ohio this 24th day of May, 1999.

                                                      /s/   K. Brent Somers
                                                     -------------------------
                                                     Name:  K. Brent Somers

                               POWER OF ATTORNEY

         The undersigned director, officer, or director and officer of KeyBank National Association, a national banking association (the "Bank"), which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement with respect to the issuance of up to $1,750,000,000 in securities by one or more Trusts, to be established by the Bank in connection with the securitization of certain mortgage loans originated or acquired from time to time by the Bank, hereby constitutes and appoints Craig T. Platt, Michael W. Dvorak, Forrest F. Stanley and Daniel R. Stolzer, and each of them, as his attorney, with full power of substitution and resubstitution, for and in his or her name, place, and stead, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, supplements, prospectuses and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand at Cleveland, Ohio this 24th day of May, 1999.


                                                      /s/  Kenton A. Thompson
                                                     -------------------------
                                                     Name:  Kenton A. Thompson